UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5962

Name of Registrant:	VANGUARD VARIABLE INSURANCE FUND

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 - December 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Variable Insurance Fund

› Annual Report

December 31, 2005

Balanced Portfolio	Mid-Cap Index Portfolio

Capital Growth Portfolio	Money Market Portfolio

Diversified Value Portfolio	REIT Index Portfolio

Equity Income Portfolio	Short-Term Investment Grade Portfolio

Equity Index Portfolio	Small Company Growth Portfolio

Growth Portfolio	Total Bond Market Index Portfolio

High Yield Bond Portfolio	Total Stock Market Index Portfolio

International Portfolio

>	After a weak start, U.S. stocks finished the year with respectable gains.

>	International stocks turned in another consecutive year of strong returns.

>	Bond returns were modest in a challenging interest rate environment.

Contents
Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Market Perspective

Dear Planholder,

During 2005, the broad U.S. stock market registered a 6.3% return, while international stocks surged. The positive, but modest, returns of fixed income benchmarks were the product of unusual interest rate dynamics.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across asset classes. You can decide on the exact proportions of stock, bond, and money market holdings in such a program according to your unique circumstances. Our experience has taught us that such an approach is the most reliable means of meeting long-term financial goals. We thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive OfficerThe
Vanguard Group

January 13, 2006

The U.S. stock market was quiet even as returns spiked elsewhere

The performance of the U.S. stock market was subdued in 2005. After retreating at the start of the year, stock prices meandered upward, and the broad U.S. market returned 6.3% for the 12 months.

International stocks generated excellent returns. Stocks from emerging markets and the Pacific region, particularly those listed on the enormous Japanese stock exchange, were standouts. Crude oil and natural gas prices rose 41% and 58%, respectively, applying pressure, but not a choke hold, to the U.S. economy. The prices of metals and other commodities also surged.

Although U.S. energy stocks and sectors such as utilities participated in these global rallies, their gains were tempered by weakness in consumer discretionary and telecommunications services stocks. Free-spending U.S. consumers have recently shown signs of fatigue, while the poor performance of the telecom sector reflected weakness in industry bellwethers.

Modest bond returns belied unusual interest rate movements

During 2005, the Federal Reserve Board boosted its target for short-term interest rates to 4.25%, from 2.25%. The yields of most fixed income securities followed suit. Increases were most pronounced among short-term investments. Among long-term securities, the increase was modest. (In fact, the yield of the 30-year U.S.

Treasury bond declined slightly.)

Toward the end of 2005, these unusual dynamics led to a slight inversion of the yield curve, with short-term bonds yielding slightly more than some long-term bonds. Because rising yields are the flip side of falling bond prices, these interest rate movements also meant weak 12-month returns for short-term bonds and better performance from intermediate- and long-term securities. The broad taxable bond market returned 2.4% for the year.

Market Barometer	Average Annual Total Returns Periods Ended December 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	6.3%	15.4%	1.1%

Russell 2000 Index (Small-caps)	4.6	22.1	8.2

Dow Jones Wilshire 5000 Index (Entire market)	6.3	16.4	2.1

MSCI All Country World Index ex USA (International)	17.1	26.2	6.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.4%	3.6%	5.9%

Lehman Municipal Bond Index	3.5	4.4	5.6

Citigroup 3-Month Treasury Bill Index	3.0	1.8	2.2

CPI

Consumer Price Index	3.4%	2.8%	2.5%

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 3.2% in 2005. This result was slightly above the return of its performance benchmark, the Citigroup 3-Month U.S. Treasury Bill Index. The portfolio’s return also surpassed the average result for peer money market mutual funds by 0.8 percentage point, thanks largely to Vanguard’s low costs.

The table below presents results for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At year-end, the Money Market Portfolio’s 7-day SEC yield stood at 3.88%, well above its 2.10% yield at the start of the period. The portfolio’s rising yield was closely correlated to the Federal Reserve Board’s increases in its target for the federal funds rate (an overnight bank-to-bank lending rate). The Fed raised rates by 0.25 percentage point on eight separate occasions during 2005, from 2.25% to 4.25%. As is expected, but not guaranteed, the portfolio maintained a net asset value of $1 per share.

Rising short-term rates led to higher returns

As the Fed continued to remove its “accommodative” policies by raising short-term rates, the portfolio’s advisor, Vanguard Fixed Income Group, kept the portfolio’s average maturity at the shorter end of its range, which made it possible to replace maturing bonds with higher-yielding securities more rapidly as market rates increased. The portfolio continued to emphasize U.S. government securities and the highest-quality corporate issues.

The Money Market Portfolio was also aided by its extremely low operating costs over the period. Because the characteristics of most money market securities are relatively homogeneous and the market for these securities is remarkably efficient, cost is often a critical differentiating factor between the performances of portfolios.

Competitive results set the portfolio apart over the long run

The portfolio’s success in 2005 is an extension of its long-term results. During the ten years ended December 31, the Money Market Portfolio returned 3.9% a year, on average. At that rate, a hypothetical initial investment of $10,000 would have grown to $14,728. The same investment in the average peer would have earned an annualized 3.2%, ending up at $13,756, or almost $1,000 less.

Total Returns		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Money Market Portfolio	3.2%	3.9%	$14,728
(SEC 7-Day Annualized Yield: 3.88%)

Citigroup 3-Month U.S. Treasury Bill Index	3.0	3.7	14,409

Average Money Market Fund[1]	2.4	3.2	13,756

Expense Ratios:[2] Your portfolio compared with its peer group
	Portfolio	Average Money Market Fund

Money Market Portfolio	0.15%	0.80%

1 Derived from data provided by Lipper Inc.
2 Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2005

Financial Attributes

Yield	3.9%

Average Weighted Maturity	44 days

Average Quality[1]	Aa1

Expense Ratio	0.15%

Sector Diversification1 (% of portfolio)

Finance

Commercial Paper	47%

Certificates of Deposit	32

Treasury/Agency	21

Distribution by Credit Quality[2] (% of portfolio)

Aaa	46%

Aa	53

A	1

Yield. A snapshot of a money market fund’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

1 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
2 Source: Moody’s Investors Service.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2005, was 3.88%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Money Market Portfolio	3.17%	2.30%	3.95%	$14,728

Citigroup 3-Month Treasury Bill Index	3.00	2.21	3.72	14,409

Average Money Market Fund[1]	2.37	1.56	3.24	13,756

Fiscal-Year Total Returns (%): December 31, 1995–December 31, 2005

1 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Yield*	Maturity Date	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (14.0%)

[1]Federal Home Loan Bank	3.969%	1/11/06	8,000	7,991
[1]Federal Home Loan Bank	4.010%	1/18/06	5,000	4,991
[1]Federal Home Loan Bank	4.099%	1/25/06	8,991	8,967
1Federal Home Loan Bank	4.199%	2/17/06	15,000	14,919
[1]Federal Home Loan Bank	4.249%	2/22/06	4,000	3,976
[1]Federal Home Loan Bank	4.355%	3/1/06	1,500	1,489
[1]Federal Home Loan Bank	4.337%	3/8/06	20,000	19,843
[1]Federal Home Loan Mortgage Corp.	4.071%	1/3/06	1,200	1,200
[1]Federal Home Loan Mortgage Corp.	3.979%	1/10/06	5,000	4,995
[1]Federal Home Loan Mortgage Corp.	4.005%	1/17/06	5,000	4,991
[1]Federal Home Loan Mortgage Corp.	4.107%-4.122%	1/31/06	23,250	23,171
[1]Federal Home Loan Mortgage Corp.	4.191%	2/7/06	950	946
[1]Federal Home Loan Mortgage Corp.	4.221%	2/14/06	9,250	9,203
[1]Federal Home Loan Mortgage Corp.	4.375%	2/27/06	5,204	5,168
[1]Federal Home Loan Mortgage Corp.	4.317%	3/7/06	10,000	9,923
[1]Federal National Mortgage Assn	4.065%	1/11/06	9,591	9,580
Total U.S. Government and Agency Obligations (Cost $131,353)				131,353
Commercial Paper (45.9%)
Bank Holding Company (0.5%)
State Street Corp.	4.290%	2/3/06	4,500	4,482
Finance--Automobiles (4.3%)
DaimlerChrysler Rev. Auto Conduit LLC	4.260%-4.297%	1/23/06	17,668	17,622
DaimlerChrysler Rev. Auto Conduit LLC	4.447%	3/17/06	600	595
Toyota Motor Credit Corp.	4.162%	1/24/06	4,000	3,989
Toyota Motor Credit Corp.	4.408%	3/13/06	9,000	8,923
Toyota Motor Credit Corp.	4.429%	3/20/06	9,100	9,014
				40,143
Finance--Other (12.6%)
2Cafco, LLC	4.354%	2/10/06	1,000	995
General Electric Capital Corp.	4.081%	1/11/06	800	799
General Electric Capital Corp.	4.374%	2/1/06	1,500	1,494
General Electric Capital Corp.	4.357%	3/2/06	4,500	4,468
General Electric Capital Corp.	4.448%	3/22/06	16,000	15,844
2GovCo Inc.	4.327%	2/21/06	4,000	3,976
2GovCo Inc.	4.355%	2/23/06	4,200	4,173
2GovCo Inc.	4.408%	3/6/06	3,000	2,977
[2]GovCo Inc.	4.418%	3/8/06	5,000	4,960
[2]GovCo Inc.	4.442%	3/17/06	1,000	991
2IXIS Commercial Paper Corp.	4.078%	1/6/06	700	700
2IXIS Commercial Paper Corp.	4.118%	1/11/06	15,000	14,983
2IXIS Commercial Paper Corp.	4.396%	3/3/06	1,000	993
2IXIS Commercial Paper Corp.	4.430%	3/16/06	6,000	5,946
2KFW International Finance Inc.	4.178%	1/31/06	9,500	9,467
[2]Liberty Street Funding Corp.	4.201%	1/25/06	2,222	2,216
[2]Liberty Street Funding Corp.	4.321%	1/26/06	4,000	3,988
[2]Liberty Street Funding Corp.	4.322%	1/27/06	3,000	2,991
[2]Liberty Street Funding Corp.	4.428%	3/15/06	8,367	8,293
[2]Old Line Funding Corp.	4.357%-4.377%	2/6/06	10,000	9,957

4

Yield*	Maturity Date	Face Amount ($000)	Market Value• ($000)

2Preferred Receivables Funding Co.	4.360	2/8/06	4,500	4,479
2Private Export Funding Corp.	4.205	1/27/06	3,100	3,091
2Private Export Funding Corp.	4.224	2/8/06	5,000	4,978
2Private Export Funding Corp.	4.224	2/9/06	3,250	3,235
2Private Export Funding Corp.	4.356	3/1/06	2,500	2,482
				118,476
Foreign Banks (19.8%)
ANZ (Delaware) Inc.	4.123	1/20/06	4,000	3,991
ANZ (Delaware) Inc.	4.354	2/6/06	500	498
ANZ (Delaware) Inc.	4.296	2/17/06	5,000	4,972
ANZ (Delaware) Inc.	4.423	3/14/06	4,500	4,461
Barclays US Funding	4.419	2/27/06	3,400	3,376
Barclays US Funding	4.419%-4.437%	2/28/06	6,900	6,851
CBA (Delaware) Finance Inc.	4.085	1/9/06	6,000	5,995
CBA (Delaware) Finance Inc.	4.126	1/10/06	3,100	3,097
CBA (Delaware) Finance Inc.	4.204	1/31/06	4,300	4,285
CBA (Delaware) Finance Inc.	4.390	2/21/06	2,700	2,683
CBA (Delaware) Finance Inc.	4.455	3/14/06	1,100	1,090
CBA (Delaware) Finance Inc.	4.448	3/20/06	1,000	990
Danske Corp.	4.243%-4.375%	2/6/06	5,700	5,675
[2]Danske Corp.	4.271	2/7/06	1,000	996
[2]Danske Corp.	4.263	2/9/06	5,900	5,873
[2]Danske Corp.	4.418	3/14/06	5,000	4,956
Dexia Delaware LLC	4.204	2/1/06	2,500	2,491
Dexia Delaware LLC	4.312	2/3/06	1,200	1,195
Dexia Delaware LLC	4.290	2/15/06	5,000	4,973
European Investment Bank	4.215	2/9/06	10,000	9,955
European Investment Bank	4.246	2/16/06	5,000	4,973
[2]Fortis Funding LLC	4.214	1/30/06	2,400	2,392
HBOS Treasury Services PLC	4.274	2/10/06	3,200	3,185
HBOS Treasury Services PLC	4.349	2/15/06	2,500	2,487
HBOS Treasury Services PLC	4.386	2/28/06	5,000	4,965
HBOS Treasury Services PLC	4.405	3/1/06	8,000	7,943
ING (U.S.) Funding LLC	4.188	1/18/06	700	699
ING (U.S.) Funding LLC	4.428	3/14/06	6,500	6,443
Lloyds TSB Bank PLC	4.301	2/2/06	8,000	7,970
Rabobank USA Financial Corp.	4.151%-4.232%	1/20/06	11,750	11,724
Societe Generale N.A. Inc.	4.265	2/1/06	1,269	1,264
Societe Generale N.A. Inc.	4.312	2/3/06	2,500	2,490
Societe Generale N.A. Inc.	4.394	2/21/06	550	547
Svenska Handelsbanken, Inc.	4.081	1/11/06	3,700	3,696
Svenska Handelsbanken, Inc.	4.259	2/2/06	7,950	7,920
Svenska Handelsbanken, Inc.	4.407	3/6/06	3,000	2,977
UBS Finance (Delaware), Inc.	4.414%-4.430%	2/22/06	7,043	6,998
UBS Finance (Delaware), Inc.	4.431	2/24/06	4,300	4,272
UBS Finance (Delaware), Inc.	4.397%-4.430%	2/28/06	1,798	1,785
UBS Finance (Delaware), Inc.	4.424%-4.447%	3/2/06	5,900	5,857
UBS Finance (Delaware), Inc.	4.448	3/21/06	2,250	2,228
[2]Westpac Banking Corp.	4.332	2/6/06	900	896
[2]Westpac Banking Corp.	4.300	2/14/06	1,100	1,094
[2]Westpac Banking Corp.	4.440	2/21/06	1,700	1,689
[2]Westpac Banking Corp.	4.430	3/1/06	800	794
[2]Westpac Banking Corp.	4.432	3/9/06	2,000	1,984
[2]Westpac Trust Securities NZ Ltd.	4.095	1/3/06	3,100	3,099
[2]Westpac Trust Securities NZ Ltd.	4.326	2/9/06	5,000	4,977
				185,751

5

Yield*	Maturity Date	Face Amount ($000)	Market Value• ($000)

Foreign Industrial (6.3%)
[2]GlaxoSmithKline Finance PLC	4.153	1/27/06	15,000	14,954
[2]GlaxoSmithKline Finance PLC	4.294	2/16/06	3,000	2,984
[2]Nestle Capital Corp.	4.178	1/31/06	10,000	9,966
[2]Nestle Capital Corp.	4.183	2/1/06	3,000	2,989
[2]Network Rail Infrastructure Finance PLC	4.204	2/1/06	2,000	1,993
[2]Network Rail Infrastructure Finance PLC	4.234	2/7/06	10,000	9,957
[2]Network Rail Infrastructure Finance PLC	4.376	2/17/06	9,500	9,446
Shell International Finance	4.161	1/23/06	3,000	2,992
Shell International Finance	4.270	2/13/06	4,000	3,980
				59,261
Industrial (2.4%)
2Pfizer Investment Capital PLC	4.177	1/30/06	18,000	17,940
[2]Pfizer Investment Capital PLC	4.369	2/16/06	4,000	3,978
[2]Pfizer Investment Capital PLC	4.432	3/23/06	800	792
				22,710
Total Commercial Paper (Cost $430,823)				430,823
Certificates of Deposit (15.6%)
Certificates of Deposit--U.S. Banks (4.6%)
Citizens Bank NA	4.510	3/28/06	4,000	4,000
HSBC Bank USA	4.210	2/2/06	4,000	4,000
HSBC Bank USA	4.250	2/9/06	3,000	3,000
SunTrust Bank, N.A	4.120	1/18/06	10,000	10,000
Wells Fargo Bank, NA	4.310	1/26/06	7,000	7,000
Wells Fargo Bank, NA	4.290	1/27/06	5,000	5,000
Wells Fargo Bank, NA	4.290	1/30/06	10,000	10,000
				43,000
Yankee Certificates of Deposit--U.S. Branches (11.0%)
Bank of Montreal (Chicago Branch)	4.315	2/21/06	4,000	4,000
Barclays Bank PLC (New York Branch)	4.240	1/23/06	5,000	5,000
Calyon (New York Branch)	4.105	1/17/06	4,000	4,000
Calyon (New York Branch)	4.230	2/6/06	14,000	14,000
Deutsche Bank (New York Branch)	4.360	3/7/06	1,500	1,500
Dexia Credit Local (New York Branch)	4.430	3/13/06	13,000	13,000
Fortis Bank NV-SA (New York Branch)	4.150	1/23/06	5,000	5,000
Fortis Bank NV-SA (New York Branch)	4.240	1/25/06	2,500	2,500
Fortis Bank NV-SA (New York Branch)	4.165	1/26/06	1,000	1,000
Fortis Bank NV-SA (New York Branch)	4.250	2/8/06	1,000	1,000
Fortis Bank NV-SA (New York Branch)	4.410	3/15/06	4,500	4,500
HSH Nordbank AG (New York Branch)	4.340	2/1/06	5,000	5,000
HSH Nordbank AG (New York Branch)	4.420	2/17/06	4,000	4,000
Landesbank Baden-Wuerttemberg (New York Branch)	4.340	1/31/06	8,000	8,000
Lloyds TSB Bank PLC (New York Branch)	4.110	1/20/06	9,000	9,000
Rabobank Nederland (New York Branch)	4.245	1/30/06	4,000	4,000
Rabobank Nederland (New York Branch)	4.270	2/14/06	7,000	7,000
Royal Bank of Canada (New York Branch)	4.350	2/27/06	8,000	8,000
Svenska Handelsbanken, AB (New York Branch)	4.420	3/14/06	3,000	3,000
				103,500
Total Certificates of Deposit (Cost $146,500)				146,500
Eurodollar Certificates of Deposit (14.2%)
ABN-AMRO Bank NV	4.420	3/13/06	9,000	9,000
ABN-AMRO Bank NV	4.422	3/14/06	9,000	9,000
BNP Paribas	4.210	2/2/06	7,000	7,000
BNP Paribas	4.240	2/8/06	2,000	2,000
BNP Paribas	4.430	3/14/06	10,000	10,000

6

Yield*	Maturity Date	Face Amount ($000)	Market Value• ($000)

BNP Paribas	4.430	3/15/06	3,000	3,000
Barclays Bank PLC	4.055	1/6/06	3,000	3,000
Barclays Bank PLC	4.170	1/27/06	3,000	3,000
Barclays Bank PLC	4.440	3/23/06	1,000	1,000
Deutsche Bank	4.250	2/9/06	5,000	5,000
Deutsche Bank	4.250	2/14/06	5,000	5,000
Deutsche Bank	4.320	2/23/06	1,000	1,000
Deutsche Bank	4.425	3/13/06	5,000	5,000
HBOS Treasury Services PLC	4.160	1/26/06	4,000	4,000
ING Bank NV	4.195	2/1/06	6,000	6,000
ING Bank NV	4.395	3/6/06	5,000	5,000
Landesbank Hessen-Thuringen	4.230	1/17/06	3,000	3,000
Lloyds TSB Bank PLC	4.155	1/26/06	5,000	5,000
National Australia Bank	4.210	2/3/06	18,000	18,000
Royal Bank of Scotland PLC	4.240	2/8/06	16,000	16,000
Royal Bank of Scotland PLC	4.420	3/16/06	2,000	2,000
Societe Generale	4.240	2/8/06	4,000	4,000
Societe Generale	4.395	3/6/06	8,000	8,000
Total Eurodollar Certificates of Deposit (Cost $134,000)				134,000
Other Notes (2.4%)
Bank of America, N.A	4.180	1/24/06	9,000	9,000
Bank of America, N.A	4.370	3/1/06	7,500	7,500
Bank of America, N.A	4.410	3/8/06	6,000	6,000
Total Other Notes (Cost $22,500)				22,500
Repurchase Agreements (6.7%)
Bank of America Securities, LLC
(Dated 12/30/05, Repurchase Value $17,691,000,
collateralized by Federal Home Loan Mortgage Corp.
Discount Note, 9/20/06)	4.250	1/3/06	17,683	17,683

Barclay's Capital, Inc
(Dated 12/30/05, Repurchase Value $11,005,000,
collateralized by Federal Home Loan Bank,
2.875%, 8/15/06)	4.250	1/3/06	11,000	11,000

Credit Suisse First Boston LLC
(Dated 12/30/05, Repurchase Value $4,002,000,
collateralized by Federal Home Loan Mortgage Corp.
Discount Note, 6/27/06)	4.200	1/3/06	4,000	4,000

Goldman Sachs & Co.
(Dated 12/30/05, Repurchase Value $14,007,000,
collateralized by Federal Home Loan Bank,
3.625%, 11/14/08)	4.280	1/3/06	14,000	14,000

Morgan Stanley & Co. Inc.
(Dated 12/30/05, Repurchase Value $3,001,000,
collateralized by Federal Home Loan Mortgage Corp.,
4.750%, 1/18/11)	4.230	1/3/06	3,000	3,000

UBS Securities LLC
(Dated 12/30/05, Repurchase Value $13,006,000,
collateralized by Federal Home Loan Bank
Discount Note, 1/13/06 and Federal Home
Loan Mortgage Corp. Discount Note, 1/30/06)	4.250	1/3/06	13,000	13,000

Total Repurchase Agreements (Cost $62,683)				62,683

Total Investments (98.8%) (Cost $927,859)				927,859

7

Market Value… ($000)

Other Assets and Liabilities (1.2%)

Other Assets--Note B	15,507

Liabilities	(4,254)

11,253

Net Assets (100%)

Applicable to 939,091,124 outstanding $.001 shares of beneficial interest (unlimited authorization)	939,112

Net Asset Value Per Share	$1.00

At December 31, 2005, net assets consisted of:
	Amount ($000)	Per Share

Paid-in Capital	939,091	$1.00

Undistributed Net Investment Income	--	--

Accumulated Net Realized Gains	21	--

Unrealized Appreciation	--	--

Net Assets	939,112	$1.00

• See Note A in Notes to Financial Statements.
* Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2005, the aggregate value of these securities was $200,000,000, representing 21.3% of net assets.

8

Vanguard Money Market Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)

Investment Income

Income

Interest	29,059

Total Income	29,059

Expenses

The Vanguard Group--Note B

Investment Advisory Services	96

Management and Administrative	951

Marketing and Distribution	201

Custodian Fees	29

Auditing Fees	16

Shareholders' Reports	16

Trustees' Fees and Expenses	1

Total Expenses	1,310

Net Investment Income	27,749

Realized Net Gain (Loss) on

Investment Securities Sold	--

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	--

Net Increase (Decrease) in Net Assets
Resulting from Operations	27,749

Statement of Changes in Net Assets

	Year Ended December 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	27,749	10,821

Realized Net Gain (Loss)	--	(94)

Change in Unrealized Appreciation (Depreciation)	--	--

Net Increase (Decrease) in Net Assets Resulting from Operations	27,749	10,727

Distributions

Net Investment Income	(27,749)	(10,821)

Realized Capital Gain	--	--

Total Distributions	(27,749)	(10,821)

Capital Share Transactions (at $1.00)

Issued	584,603	496,347

Issued in Lieu of Cash Distributions	27,749	10,821

Redeemed	(513,456)	(528,744)

Net Increase (Decrease) from Capital Share Transactions	98,896	(21,576)

Total Increase (Decrease)	98,896	(21,670)

Net Assets

Beginning of Period	840,216	861,886

End of Period	939,112	840,216

9

Vanguard Money Market Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations

Net Investment Income	.031	.012	.010	.017	.007	.052

Net Realized and Unrealized
Gain (Loss) on Investments	--	--	--	--	--	--

Total from Investment Operations	.031	.012	.010	.017	.007	.052

Distributions

Dividends from Net Investment Income	(.031)	(.012)	(.010)	(.017)	(.007)	(.052)

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.031)	(.012)	(.010)	(.017)	(.007)	(.052)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.17%	1.26%	1.01%	1.73%	0.69%	5.34%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$939	$840	$862	$1,053	$1,034	$1,032

Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.20%	0.21%	0.18%[2]	0.18%

Ratio of Net Investment Income to
Average Net Assets	3.14%	1.26%	1.01%	1.71%	2.73%[2]	5.14%

1 The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

11

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Money Market Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,018.39	$0.76

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

The Short-Term Investment-Grade Portfolio posted a 2.3% return for 2005. This result surpassed the returns of its benchmark index and average mutual fund peer by 1.0 and 0.9 percentage point, respectively.

The table below displays the 12-month results for your portfolio, the average competing fund, the benchmark index, and a broad bond market index. We also show the growth of a $10,000 investment in each since the portfolio’s 1999 inception. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At year-end, the portfolio’s yield was 4.23%, which was 0.93 percentage point higher than at the start of the year.

The portfolio’s result reflected the interest-rate environment

The Federal Reserve Board’s efforts to quell inflationary fears by raising short-term interest rates put downward pressure on the prices of short-term investment-grade bonds, but their income returns more than offset decreases in their capital value.

Throughout the year, Vanguard Fixed Income Group, the portfolio’s advisor, skillfully kept the portfolio positioned to handle the ups and downs of the marketplace. The group sought to mitigate some of the negative effects of higher rates by holding the portfolio’s average duration at the defensive end of its typical range, limiting the portfolio’s sensitivity to rate changes. The advisor also invested in some of the investment-grade market’s higher-yielding, lower-quality debt instruments, while remaining faithful to the portfolio’s strict credit-quality criteria.

The portfolio’s low costs also helped it to achieve superior relative results over the year. Low costs are vital for success in fixed income investing, particularly when yields remain low by historical standards. Because your portfolio’s costs are far below those of most peers, it is able to pass along a larger share of its returns to you.

A solid long-term record

Your portfolio has delivered solid performance over the long run. Since its 1999 inception, the portfolio has returned 4.7% a year, on average. A hypothetical $10,000 investment at inception would have grown to $13,695. Meanwhile, the average peer’s annualized return of 4.1% over the same period would have turned a comparable initial investment into $13,148.

Total Returns		February 8, 1999,[1] Through December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Short-Term Investment-Grade Portfolio	2.3%	4.7%	$13,695

Lehman 1-5 Year U.S. Credit Index	1.3	5.5	14,511

Average 1-5 Year Investment Grade Debt Fund[2]	1.4	4.1	13,148

Lehman Aggregate Bond Index	2.4	5.8	14,765

Expense Ratios:[3] Your portfolio compared with its peer group
	Portfolio	Average 1-5 Year Investment Grade Debt Fund

Short-Term Investment-Grade Portfolio	0.15%	0.94%

1 Portfolio inception.
2 Derived from data provided by Lipper Inc.
3 Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2005

Financial Attributes
	Portfolio	Comparative Index[1]	Broad Index[2]

Number of Issues	571	1,134	6,434

Yield	4.2%	--	--

Yield to Maturity	4.7%[3]	5.0%	5.1%

Average Coupon	4.6%	5.3%	5.2%

Average Effective

Maturity	2.7 years	2.9 years	7.1 years

Average Quality[4]	Aa3	A1	Aa1

Average Duration	1.8 years	2.6 years	4.6 years

Expense Ratio	0.15%	--	--

Short-Term Reserves	2%	--	--

Volatility Measures
	Portfolio	Comparative Index1	Portfolio	Broad Index2

R-Squared	0.96	1.00	0.87	1.00

Beta	0.65	1.00	0.40	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	24%

1-3 Years	46

3-5 Years	21

Over 5 Years	9

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	19%

Finance	36

Foreign	1

Government Mortgage-Backed	7

Industrial	26

Treasury/Agency	4

Utilities	5

Short-Term Reserves	2

Distribution by Credit Quality[4] (% of portfolio)

Aaa	35%

Aa	22

A	25

Baa	17

Ba	1

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman 1–5 Year U.S. Credit Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Source: Moody’s Investors Service.
5 Sector diversification percentages include market exposure obtained through futures and swap contracts. The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value
	One Year	Five Years	Since Inception[1]	of a $10,000 Investment

Short-Term Investment-Grade Portfolio	2.34%	4.39%	4.67%	$13,695

Lehman Aggregate Bond Index	2.43	5.87	5.82	14,765

Lehman 1-5 Year U.S. Credit Index	1.35	5.51	5.55	14,511

Average 1-5 Year Investment-Grade Debt Fund[2]	1.44	3.74	4.05	13,148

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2005

1 February 8, 1999.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (10.0%)		; ;	; ;	; ;
U.S. Government Securities (2.8%)		; ;	; ;	; ;
; ; ; ; ;U.S. Treasury Note	4.125%	8/15/08 ;	300 ;	298 ;
; ; ; ; ;U.S. Treasury Note	3.250%	1/15/09 ;	4,400 ;	4,260 ;
; ; ; ; ;U.S. Treasury Note	3.375%	9/15/09 ;	2,800 ;	2,706 ;
; ; ; ; ;U.S. Treasury Note	3.875%	7/15/10 ;	800 ;	784 ;
; ; ; ; ;U.S. Treasury Note	3.875%	9/15/10 ;	525 ;	514 ;
; ; ; ; ;U.S. Treasury Note	4.250%	10/15/10 ;	610 ;	607 ;
; ; ; ; ;U.S. Treasury Note	4.250%	8/15/15 ;	775 ;	765 ;
; ; ; ; ;U.S. Treasury Note	4.500%	11/15/15 ;	403 ;	406 ;
; ; ; ; ; ;		; ;	; ;	10,340 ;
Mortgage-Backed Securities (7.2%)		; ;	; ;	; ;
Conventional Mortgage-Backed Securities (0.4%)		; ;	; ;	; ;
; ;1 2Federal Home Loan Mortgage Corp.	6.000%	4/1/17 ;	357 ;	364 ;
; ;1 2Federal National Mortgage Assn	6.000	12/1/16 ;	412 ;	421 ;
; ;1 2Federal National Mortgage Assn	6.500%	9/1/16 ;	145 ;	149 ;
; ;1 2Federal National Mortgage Assn	6.500%	9/1/16 ;	321 ;	331 ;
; ;1 2Federal National Mortgage Assn	7.000%	4/1/13 ;	235 ;	241 ;
; ; ; ; ; ;		; ;	; ;	; ;
Non conventional Mortgage-Backed Securities (6.8%)		; ;	; ;	; ;
; ;1 2Federal Home Loan Mortgage Corp.	3.500%	3/15/10 ;	295 ;	294 ;
; ;1 2Federal Home Loan Mortgage Corp.	3.695%	8/1/33 ;	244 ;	238 ;
; ;1 2Federal Home Loan Mortgage Corp.	3.844%	8/1/33 ;	348 ;	341 ;
; ;1 2Federal Home Loan Mortgage Corp.	3.877%	7/1/33 ;	1,405 ;	1,370 ;
; ;1 2Federal Home Loan Mortgage Corp.	3.919%	6/1/33 ;	1,260 ;	1,235 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.000%	10/15/18 ;	564 ;	560 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.070%	5/1/33 ;	217 ;	213 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.079%	6/1/33 ;	435 ;	428 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.113%	5/1/33 ;	480 ;	473 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.193%	2/1/33 ;	416 ;	410 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.260%	1/1/33 ;	345 ;	341 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.500%	5/15/26 ;	2,291 ;	2,280 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.630%	10/1/32 ;	331 ;	328 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.663%	9/1/32 ;	473 ;	471 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.777%	8/1/32 ;	210 ;	209 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.779%	9/1/32 ;	211 ;	210 ;
; ;1 2Federal Home Loan Mortgage Corp.	4.844%	9/1/32 ;	411 ;	409 ;
; ;1 2Federal Home Loan Mortgage Corp.	5.000%	5/15/18 ;	287 ;	287 ;
; ;1 2Federal Home Loan Mortgage Corp.	5.000%	5/15/18 ;	500 ;	499 ;
; ;1 2Federal Home Loan Mortgage Corp.	5.000%	9/15/18 ;	344 ;	343 ;
; ;1 2Federal Home Loan Mortgage Corp.	5.000%	7/15/24 ;	400 ;	400 ;
; ;1 2Federal Home Loan Mortgage Corp.	5.000%	12/15/34 ;	325 ;	324 ;
; ;1 2Federal National Mortgage Assn	3.000%	8/25/32 ;	134 ;	131 ;
; ;1 2Federal National Mortgage Assn	3.427%	8/1/33 ;	383 ;	373 ;
; ;1 2Federal National Mortgage Assn	3.461%	8/1/33 ;	361 ;	352 ;
; ;1 2Federal National Mortgage Assn	3.500%	1/25/09 ;	207 ;	206 ;
; ;1 2Federal National Mortgage Assn	3.500%	9/25/09 ;	271 ;	269 ;
; ;1 2Federal National Mortgage Assn	3.598%	8/1/33 ;	328 ;	320 ;
; ;1 2Federal National Mortgage Assn	3.711%	9/1/33 ;	725 ;	709 ;
; ;1 2Federal National Mortgage Assn	3.713%	8/1/33 ;	622 ;	610 ;

4

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ; ; ;1 2Federal National Mortgage Assn	3.723%	7/1/33 ;	476 ;	466 ;
; ; ; ;1 2Federal National Mortgage Assn	3.726%	6/1/33 ;	680 ;	666 ;
; ; ; ;1 2Federal National Mortgage Assn	3.728%	8/1/33 ;	127 ;	125 ;
; ; ; ;1 2Federal National Mortgage Assn	3.755%	10/1/33 ;	412 ;	403 ;
; ; ; ;1 2Federal National Mortgage Assn	3.779%	8/1/33 ;	698 ;	685 ;
; ; ; ;1 2Federal National Mortgage Assn	3.798%	9/1/33 ;	1,390 ;	1,363 ;
; ; ; ;1 2Federal National Mortgage Assn	3.827%	7/1/33 ;	704 ;	692 ;
; ; ; ;1 2Federal National Mortgage Assn	3.930%	4/1/33 ;	1,052 ;	1,034 ;
; ; ; ;1 2Federal National Mortgage Assn	3.956%	5/1/33 ;	882 ;	869 ;
; ; ; ;1 2Federal National Mortgage Assn	3.989%	5/1/33 ;	175 ;	173 ;
; ; ; ;1 2Federal National Mortgage Assn	4.040%	4/1/33 ;	285 ;	281 ;
; ; ; ;1 2Federal National Mortgage Assn	4.046%	5/1/33 ;	573 ;	566 ;
; ; ; ;1 2Federal National Mortgage Assn	4.139%	5/1/33 ;	1,335 ;	1,318 ;
; ; ; ;1 2Federal National Mortgage Assn	4.195%	7/1/33 ;	1,655 ;	1,638 ;
; ; ; ;1 2Federal National Mortgage Assn	4.523%	12/1/32 ;	243 ;	242 ;
; ; ; ;1 2Federal National Mortgage Assn	4.851%	9/1/32 ;	206 ;	206 ;
; ; ; ;1 2Federal National Mortgage Assn	4.899%	9/1/32 ;	115 ;	115 ;
; ; ; ;1 2Federal National Mortgage Assn	5.272%	7/1/32 ;	113 ;	113 ;
; ; ; ; ; ; ; ;	;	; ;	; ;	27,094 ;
Total U.S. Government and Agency Obligations (Cost $38,227)		; ;	; ;	37,434 ;
Corporate Bonds (85.0%)		; ;	; ;	; ;
Asset-Backed/Commercial Mortgage-Backed Securities (21.8%)		; ;	; ;	; ;
; ; ; ;2 3AESOP Funding II LLC	2.750%	7/20/07 ;	850 ;	845 ;
; ; ; ;2 3AESOP Funding II LLC	2.760%	4/20/08 ;	450 ;	440 ;
; ; ; ;2 4American Express Credit Account Master Trust	4.819%	11/15/10 ;	1,800 ;	1,815 ;
; ; ; ;2 4American Express Credit Account Master Trust	4.459%	3/15/12 ;	370 ;	371 ;
; ; ; ;2 4American Express Issuance Trust	4.399%	8/15/11 ;	500 ;	500 ;
; ; ; ;2 3ARG Funding Corp.	4.020%	4/20/09 ;	620 ;	609 ;
; ; ; ; ; ;2Bank of America Mortgage Securities	4.879%	9/25/32 ;	84 ;	85 ;
; ; ; ; ; ;2Bank of America Mortgage Securities	4.183%	5/25/33 ;	315 ;	310 ;
; ; ; ; ; ;2Bank of America Mortgage Securities	3.567%	2/25/34 ;	364 ;	353 ;
; ; ; ;2 4Bank One Issuance Trust	4.419%	10/15/08 ;	900 ;	900 ;
; ; ; ;2 4Bank One Issuance Trust	4.399%	10/15/09 ;	460 ;	460 ;
; ; ; ; ; ;2Bay View Auto Trust	3.860%	3/25/10 ;	390 ;	385 ;
; ; ; ; ; ;2Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42 ;	260 ;	253 ;
; ;2 3 4BMW Floorplan Master Owner Trust	4.420%	10/17/08 ;	2,500 ;	2,506 ;
; ;2 3 4BMW Floorplan Master Owner Trust	4.570%	10/17/08 ;	230 ;	231 ;
; ; ; ; ; ;2BMW Vehicle Owner Trust	2.670%	3/25/08 ;	736 ;	729 ;
2California Infrastructure & Economic Development Bank Special Purpose Trust PG&E-1	6.420%	9/25/08 ;	479 ;	482 ;
2California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1	6.380%	9/25/08 ;	504 ;	508 ;
2California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1	6.310%	9/25/08 ;	73 ;	74 ;
; ; ; ; ; ;2Capital Auto Receivables Asset Trust	2.640%	11/17/08 ;	500 ;	485 ;
; ; ; ;2 4Capital One Master Trust	4.879%	10/15/10 ;	575 ;	580 ;
; ; ; ; ; ;2Capital One Multi-Asset Execution Trust	2.950%	8/17/09 ;	1,500 ;	1,480 ;
; ; ; ; ; ;2Capital One Multi-Asset Execution Trust	4.150	7/16/12 ;	880 ;	856 ;
; ; ; ; ; ;2Capital One Prime Auto Receivables Trust	3.060%	3/17/08 ;	268 ;	267 ;
; ; ; ; ; ;2Capital One Prime Auto Receivables Trust	4.320%	8/15/09 ;	500 ;	496 ;
; ; ; ; ; ;2CarMax Auto Owner Trust	4.130%	5/15/09 ;	500 ;	496 ;
; ; ; ; ; ;2CarMax Auto Owner Trust	4.210%	1/15/10 ;	350 ;	346 ;
; ; ; ;2 4Chase Credit Card Master Trust	4.479%	7/15/10 ;	1,700 ;	1,704 ;
; ; ; ; ; ;2Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/20 ;	279 ;	277 ;

5

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

2 4Chase Issuance Trust	4.409%	10/15/12 ;	600 ;	601 ;
; ;2Chase Manhattan Auto Owner Trust	2.260%	11/15/07 ;	547 ;	543 ;
; ;2Chase Manhattan Auto Owner Trust	2.080%	5/15/08 ;	1,029 ;	1,017 ;
; ;2Chase Manhattan Auto Owner Trust	3.870%	6/15/09 ;	700 ;	688 ;
; ;2Chase Manhattan Auto Owner Trust	3.980%	4/15/11 ;	400 ;	390 ;
; ;2CIT Equipment Collateral	4.420	5/20/09 ;	800 ;	789 ;
; ;2Citibank Credit Card Issuance Trust	2.700%	1/15/08 ;	1,000 ;	999 ;
; ;2Citibank Credit Card Issuance Trust	2.550%	1/20/09 ;	1,100 ;	1,075 ;
; ;2Citibank Credit Card Issuance Trust	4.750%	10/22/12 ;	1,000 ;	999 ;
; ;2Citigroup Mortgage Loan Trust, Inc.	4.694%	3/25/34 ;	306 ;	302 ;
; ;2CNH Equipment Trust	2.470%	1/15/08 ;	509 ;	505 ;
2 4CNH Wholesale Master Note Trust	4.479%	6/15/11 ;	550 ;	548 ;
; ;2COMED Transitional Funding Trust	5.630%	6/25/09 ;	67 ;	67 ;
; ;2Countrywide Home Loans	4.062%	5/25/33 ;	325 ;	319 ;
; ;2Countrywide Home Loans	3.471%	11/19/33 ;	560 ;	545 ;
; ;2DaimlerChrysler Auto Trust	2.000%	12/8/07 ;	113 ;	112 ;
; ;2DaimlerChrysler Auto Trust	2.980%	8/8/08 ;	1,200 ;	1,183 ;
2 4DaimlerChrysler Master Owner Trust	4.419%	2/15/08 ;	700 ;	700 ;
2 4Discover Card Master Trust I	4.399%	4/16/10 ;	800 ;	801 ;
2 4Discover Card Master Trust I	4.379%	9/16/10 ;	1,000 ;	1,000 ;
; ;2Fifth Third Auto Trust	3.190%	2/20/08 ;	460 ;	457 ;
; ;2First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust	6.136%	3/15/33 ;	130 ;	136 ;
; ;2Fleet Credit Card Master Trust II	2.400%	7/15/08 ;	700 ;	700 ;
2 4Fleet Home Equity Loan Trust	4.620	1/20/33 ;	393 ;	393 ;
; ;2Ford Credit Auto Owner Trust	2.930%	3/15/08 ;	1,721 ;	1,702 ;
; ;2Ford Credit Auto Owner Trust	3.480	11/15/08 ;	1,000 ;	987 ;
; ;2Ford Credit Auto Owner Trust	4.170%	1/15/09 ;	420 ;	417 ;
; ;2Ford Credit Auto Owner Trust	4.300%	8/15/09 ;	230 ;	228 ;
; ;2GE Capital Commercial Mortgage Corp.	4.353%	6/10/48 ;	450 ;	441 ;
2 4GE Capital Credit Card Master Note Trust	4.419	6/15/10 ;	470 ;	470 ;
2 4GE Capital Credit Card Master Note Trust	4.409%	9/15/10 ;	1,000 ;	1,001 ;
2 4GE Capital Credit Card Master Note Trust	4.409%	3/15/13 ;	400 ;	400 ;
2 4GMAC Mortgage Corp. Loan Trust	4.529%	10/25/34 ;	420 ;	421 ;
2 4Gracechurch Card Funding PLC	4.379%	9/15/10 ;	800 ;	802 ;
2 4Granite Mortgages PLC	4.600%	9/20/44 ;	445 ;	433 ;
2 4GreenPoint Home Equity Loan Trust	4.639	4/15/29 ;	135 ;	135 ;
; ;2Harley-Davidson Motorcycle Trust	4.040%	10/15/09 ;	160 ;	160 ;
; ;2Harley-Davidson Motorcycle Trust	4.500%	1/15/10 ;	474 ;	474 ;
; ;2Harley-Davidson Motorcycle Trust	2.630%	11/15/10 ;	556 ;	544 ;
; ;2Harley-Davidson Motorcycle Trust	2.070%	2/15/11 ;	717 ;	702 ;
; ;2Harley-Davidson Motorcycle Trust	3.560%	2/15/12 ;	630 ;	615 ;
2 3Hertz Vehicle Financing	2.380%	5/25/08 ;	1,460 ;	1,419 ;
2 4Holmes Financing PLC	4.230%	4/15/11 ;	1,170 ;	1,171 ;
; ;2Honda Auto Receivables Owner Trust	1.690%	2/21/07 ;	144 ;	143 ;
; ;2Honda Auto Receivables Owner Trust	2.140%	4/23/07 ;	229 ;	228 ;
; ;2Honda Auto Receivables Owner Trust	2.190%	5/15/07 ;	349 ;	348 ;
; ;2Honda Auto Receivables Owner Trust	3.870%	4/20/09 ;	1,000 ;	985 ;
; ;2Honda Auto Receivables Owner Trust	4.610%	8/17/09 ;	400 ;	399 ;
; ;2Honda Auto Receivables Owner Trust	4.850%	10/19/09 ;	350 ;	350 ;
; ;2Hyundai Auto Receivables Trust	2.330%	11/15/07 ;	288 ;	285 ;
; ;2Illinois Power Special Purpose Trust	5.540%	6/25/09 ;	481 ;	484 ;

6

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ;2John Deere Owner Trust	3.980%	6/15/09 ;	300 ;	295 ;
; ;2JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33 ;	150 ;	158 ;
; ;2JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46 ;	500 ;	494 ;
; ;2Master Adjustable Rate Mortgages Trust	3.887%	4/25/34 ;	547 ;	533 ;
; ;2MBNA Credit Card Master Note Trust	4.200%	9/15/10 ;	2,500 ;	2,472 ;
2 4Mellon Bank Premium Finance Loan Master Trust	4.651%	6/15/09 ;	680 ;	681 ;
; ;2Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/33 ;	497 ;	489 ;
; ;2Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33 ;	315 ;	312 ;
; ;2Merrill Lynch Mortgage Investors, Inc.	4.605%	2/25/34 ;	227 ;	224 ;
; ;2Merrill Lynch Trust Securitization	4.100%	8/25/09 ;	800 ;	792 ;
; ;2Morgan Stanley Auto Loan Trust	2.640%	11/15/07 ;	465 ;	462 ;
2 4Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	4.649%	11/25/15 ;	222 ;	223 ;
; ;2Morgan Stanley Mortgage Loan Trust	4.087%	2/25/34 ;	435 ;	425 ;
; ;2National City Auto Receivables Trust	2.110%	7/15/08 ;	1,307 ;	1,290 ;
2 4National City Credit Card Master Trust	4.689%	8/15/12 ;	1,200 ;	1,204 ;
; ;2Nissan Auto Receivables Owner Trust	2.010%	11/15/07 ;	230 ;	228 ;
; ;2Nissan Auto Receivables Owner Trust	2.700%	12/17/07 ;	920 ;	910 ;
; ;2Nissan Auto Receivables Owner Trust	3.990%	7/15/09 ;	1,000 ;	988 ;
; ;2Nissan Auto Receivables Owner Trust	4.190%	7/15/09 ;	300 ;	297 ;
2 4Nissan Auto Receivables Owner Trust	4.399%	7/15/10 ;	700 ;	700 ;
; ;2PECO Energy Transition Trust	6.050%	3/1/09 ;	259 ;	262 ;
2 4Permanent Financing PLC	4.550%	3/10/09 ;	350 ;	350 ;
2 4Permanent Financing PLC	4.590%	9/10/10 ;	1,530 ;	1,531 ;
2 4Permanent Financing PLC	4.590%	6/10/11 ;	650 ;	651 ;
2PG&E Energy Recovery Funding LLC	4.140%	9/25/12 ;	850 ;	829 ;
2PG&E Energy Recovery Funding LLC	4.370%	6/25/14 ;	1,000 ;	977 ;
2PP&L Transition Bond Co. LLC	7.050%	6/25/09 ;	120 ;	123 ;
; ;2Provident Funding Mortgage Loan Trust	4.053%	4/25/34 ;	724 ;	708 ;
; ;2Regions Auto Receivables Trust	2.310%	1/15/08 ;	576 ;	573 ;
2 4Rental Car Finance Corp.	4.579%	6/25/09 ;	670 ;	671 ;
; ;2Residential Funding Mortgage Securities II	2.210%	1/25/19 ;	149 ;	148 ;
; ;2Salomon Brothers Mortgage Securities VII	4.128%	9/25/33 ;	910 ;	892 ;
2 4Superior Wholesale Inventory Financing Trust	4.449%	3/15/11 ;	900 ;	901 ;
; ;2Thornburg Mortgage Securities Trust	3.323%	3/25/44 ;	445 ;	429 ;
; ;2Triad Automobile Receivables Trust	1.900%	7/14/08 ;	563 ;	558 ;
; ;2USAA Auto Owner Trust	4.550%	2/16/10 ;	1,100 ;	1,095 ;
; ;2USAA Auto Owner Trust	2.670%	10/15/10 ;	450 ;	437 ;
; ;2USAA Auto Owner Trust	4.130%	11/15/11 ;	500 ;	492 ;
; ;2Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/07 ;	534 ;	530 ;
2 4Volkswagen Credit Auto Master Trust	4.390%	7/20/10 ;	1,125 ;	1,125 ;
2 4Wachovia Asset Securitization, Inc.	4.639%	6/25/33 ;	239 ;	239 ;
; ;2Wachovia Auto Owner Trust	3.190%	6/20/08 ;	1,700 ;	1,685 ;
; ;2Washington Mutual Mortgage Pass-Through Certificates	4.124%	1/25/33 ;	252 ;	248 ;
; ;2Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/33 ;	174 ;	170 ;
; ;2Washington Mutual Mortgage Pass-Through Certificates	4.053%	9/25/33 ;	205 ;	200 ;
; ;2Wells Fargo Home Equity Trust	3.970%	9/25/24 ;	775 ;	765 ;
; ;2WFS Financial Owner Trust	2.850%	9/22/08 ;	1,100 ;	1,092 ;
2 4World Financial Network Credit Card Master Trust	4.469%	7/15/10 ;	450 ;	450 ;
; ;2World Omni Auto Receivables Trust	1.980%	5/15/07 ;	67 ;	67 ;
; ;2World Omni Auto Receivables Trust	4.400%	4/20/09 ;	500 ;	497 ;
; ; ; ;		; ;	; ;	81,328 ;

7

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Finance (34.9%)		; ;	;	;
Banking (17.4%)		; ;	;	;
; ; ; ;4ABN AMRO Bank NV	4.390%	5/11/07 ;	3,350 ;	3,352 ;
; ; ; ;4Allied Irish Banks	4.251%	8/3/07 ;	1,319 ;	1,317 ;
; ; ; ; ;AmSouth Bank NA	6.125%	3/1/09 ;	500 ;	516 ;
; ;3 4ANZ National Bank International Ltd.	4.210%	4/14/08 ;	1,000 ;	1,001 ;
; ; ; ;4Associated Bank NA	4.370%	2/1/08 ;	250 ;	250 ;
; ; ; ;4Associated Bank NA	4.540%	6/2/08 ;	850 ;	851 ;
; ; ; ; ;Astoria Financial Corp.	5.750%	10/15/12 ;	250 ;	254 ;
; ; ; ;3Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14 ;	800 ;	796 ;
; ;3 4Banco Santander Chile	4.810%	12/9/09 ;	400 ;	400 ;
; ; ; ; ;Bank of America Corp.	7.800%	2/15/10 ;	1,300 ;	1,439 ;
; ; ; ; ;Bank of New York Co., Inc.	3.900%	9/1/07 ;	1,250 ;	1,232 ;
; ; ; ; ;Bank of New York Co., Inc.	4.950%	1/14/11 ;	300 ;	300 ;
; ; ; ; ;Bank One Texas	6.250%	2/15/08 ;	1,175 ;	1,207 ;
; ; ; ; ;Barclays Bank PLC	7.400%	12/15/09 ;	150 ;	163 ;
BB&T Corp.	6.500%	8/1/11 ;	1,375 ;	1,477 ;
; ; ; ;3BNP Paribas	4.800%	6/24/15 ;	300 ;	293 ;
4Branch Banking & Trust Co.	4.460%	9/2/08 ;	400 ;	400 ;
; ; ; ;4Canadian Imperial Bank of Commerce	4.450%	5/27/08 ;	800 ;	800 ;
; ; ; ;4Citigroup, Inc.	4.310%	11/1/07 ;	760 ;	761 ;
; ; ; ;4Citigroup, Inc.	4.600%	6/9/09 ;	1,735 ;	1,739 ;
; ; ; ; ;Colonial Bank NA	6.375%	12/1/15 ;	100 ;	102 ;
; ; ; ;4Credit Suisse First Boston USA, Inc.	4.177%	4/5/07 ;	1,000 ;	1,001 ;
; ; ; ; ;Credit Suisse First Boston USA, Inc.	3.875%	1/15/09 ;	750 ;	729 ;
; ; ; ;4Credit Suisse First Boston USA, Inc.	4.540%	8/15/10 ;	600 ;	600 ;
; ; ; ; ;Credit Suisse First Boston USA, Inc.	4.875%	8/15/10 ;	525 ;	521 ;
; ; ; ;4First Tennessee Bank	4.637%	12/17/09 ;	500 ;	501 ;
; ; ; ; ;GreenPoint Financial Corp.	3.200%	6/6/08 ;	1,050 ;	1,010 ;
; ; ; ;4HBOS Treasury Services PLC	4.350%	5/19/06 ;	600 ;	600 ;
; ; ; ;4HSBC Bank USA	4.619%	12/14/09 ;	1,500 ;	1,504 ;
; ; ; ; ;HSBC USA, Inc.	7.000%	11/1/06 ;	635 ;	645 ;
JPMorgan Chase & Co.	5.250%	5/30/07 ;	800 ;	805 ;
JPMorgan Chase & Co.	4.600%	1/17/11 ;	1,600 ;	1,570 ;
; ; ; ; ;KeyCorp	4.700%	5/21/09 ;	300 ;	298 ;
3M & T Bank Corp.	3.850%	4/1/13 ;	400 ;	390 ;
; ; ; ; ;Mellon Financial Co.	6.700%	3/1/08 ;	650 ;	675 ;
; ; ; ; ;Mellon Funding Corp.	3.250%	4/1/09 ;	1,150 ;	1,095 ;
; ; ; ; ;National Australia Bank	6.600%	12/10/07 ;	200 ;	206 ;
; ; ; ; ;National City Bank	3.300%	5/15/07 ;	1,000 ;	980 ;
; ; ; ; ;National City Bank of Indiana	4.875%	7/20/07 ;	150 ;	150 ;
; ; ; ; ;National Westminster Bank PLC	7.750%	4/29/49 ;	825 ;	861 ;
; ; ; ;3Nationwide Building Society	2.625%	1/30/07 ;	1,450 ;	1,417 ;
; ; ; ; ;North Fork Bancorp	5.875%	8/15/12 ;	134 ;	140 ;
; ; ; ;3PNC Financial Services	8.875%	3/15/27 ;	100 ;	108 ;
; ; ; ; ;PNC Financial Services	8.875%	3/15/27 ;	490 ;	530 ;
; ; ; ; ;PNC Funding Corp.	5.125%	12/14/10 ;	660 ;	662 ;
; ; ; ;3PNC Institutional Capital Trust	8.315%	5/15/27 ;	250 ;	269 ;
; ; ; ;4Regions Financial Corp.	4.380%	8/8/08 ;	2,000 ;	1,999 ;
; ; ; ; ;Regions Financial Corp.	6.375%	5/15/12 ;	375 ;	402 ;
; ; ; ; ;Republic New York Corp.	5.875%	10/15/08 ;	210 ;	215 ;

8

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ; ; ;3Resona Bank Ltd.	5.850%	9/29/49 ;	300 ;	299 ;
; ; ; ;3Resona Preferred Global Securities	7.191%	12/30/49 ;	200 ;	211 ;
; ;3 4Royal Bank of Scotland Group PLC	4.400%	11/24/06 ;	1,000 ;	999 ;
; ;3 4Royal Bank of Scotland Group PLC	4.231%	7/21/08 ;	2,300 ;	2,300 ;
; ; ; ; ;Royal Bank of Scotland Group PLC	7.375%	4/29/49 ;	200 ;	201 ;
; ;3 4Santander U.S. Debt, S.A. Unipersonal	4.560%	9/19/08 ;	2,700 ;	2,689 ;
; ; ; ; ;Skandinaviska Enskilda Banken	6.875%	2/15/09 ;	325 ;	345 ;
; ; ; ;4Southtrust Bank NA	4.549%	6/14/07 ;	900 ;	900 ;
; ; ; ;4Sovereign Bancorp, Inc.	4.720%	8/25/06 ;	635 ;	636 ;
; ; ; ; ;Sovereign Bank	4.000%	2/1/08 ;	100 ;	98 ;
; ; ; ; ;Sovereign Bank	4.375%	8/1/13 ;	45 ;	44 ;
; ; ; ;4SunTrust Banks, Inc.	4.540%	6/2/09 ;	1,350 ;	1,352 ;
; ; ; ; ;US Bancorp	5.100%	7/15/07 ;	500 ;	502 ;
; ; ; ; ;US Bancorp	6.875%	9/15/07 ;	200 ;	207 ;
; ; ; ; ;US Bank NA	3.700%	8/1/07 ;	160 ;	157 ;
; ; ; ; ;US Bank NA	4.125%	3/17/08 ;	1,000 ;	986 ;
; ; ; ; ;US Bank NA	5.700%	12/15/08 ;	1,000 ;	1,023 ;
; ; ; ;4Wachovia Corp.	4.274%	7/20/07 ;	825 ;	826 ;
; ; ; ;4Wachovia Corp.	4.280%	10/28/08 ;	2,100 ;	2,099 ;
; ; ; ; ;Wachovia Corp.	6.000%	10/30/08 ;	225 ;	232 ;
; ; ; ; ;Wachovia Corp.	6.375%	2/1/09 ;	200 ;	208 ;
; ; ; ; ;Wachovia Corp.	6.150%	3/15/09 ;	350 ;	363 ;
; ; ; ; ;Washington Mutual Finance Corp.	6.250%	5/15/06 ;	1,000 ;	1,006 ;
; ; ; ; ;Washington Mutual, Inc.	5.625%	1/15/07 ;	269 ;	271 ;
; ; ; ; ;Washington Mutual, Inc.	4.375%	1/15/08 ;	1,080 ;	1,068 ;
4Wells Fargo & Co.	4.581%	9/15/06 ;	675 ;	675 ;
Wells Fargo & Co.	3.750%	10/15/07 ;	1,100 ;	1,081 ;
Wells Fargo & Co.	5.250%	12/1/07 ;	165 ;	166 ;
Wells Fargo & Co.	6.450%	2/1/11 ;	1,396 ;	1,488 ;
; ;3 4Westpac Banking	4.450%	5/25/07 ;	1,240 ;	1,240 ;
; ; ; ;4World Savings Bank, FSB	4.470%	6/1/07 ;	1,360 ;	1,361 ;
; ; ; ; ;Zions Bancorp	2.700%	5/1/06 ;	1,375 ;	1,366 ;
; ; ; ; ; ;		; ;	;	;
Brokerage (4.0%)
; ; ; ; ;Bear Stearns Co., Inc.	3.000%	3/30/06 ;	112 ;	112 ;
; ; ; ; ;Bear Stearns Co., Inc.	7.800%	8/15/07 ;	425 ;	444 ;
; ; ; ; ;Bear Stearns Co., Inc.	4.000%	1/31/08 ;	275 ;	270 ;
; ; ; ;4Bear Stearns Co., Inc.	4.430%	2/8/08 ;	500 ;	500 ;
; ; ; ; ;Bear Stearns Co., Inc.	2.875%	7/2/08 ;	2,010 ;	1,915 ;
; ; ; ; ;Bear Stearns Co., Inc.	3.250%	3/25/09 ;	113 ;	107 ;
; ; ; ; ;Franklin Resources Inc.	3.700%	4/15/08 ;	375 ;	365 ;
; ; ; ;4Goldman Sachs Group, Inc.	4.179%	7/2/07 ;	350 ;	350 ;
; ; ; ;4Goldman Sachs Group, Inc.	4.202%	10/5/07 ;	250 ;	250 ;
; ; ; ;4Goldman Sachs Group, Inc.	4.524%	7/23/09 ;	160 ;	161 ;
; ; ; ;4Goldman Sachs Group, Inc.	4.620%	3/2/10 ;	1,200 ;	1,200 ;
; ; ; ;4Goldman Sachs Group, Inc.	4.819%	6/28/10 ;	1,375 ;	1,378 ;
; ; ; ;4Lehman Brothers Holdings, Inc.	4.284%	10/22/08 ;	500 ;	500 ;
; ; ; ; ;Lehman Brothers Holdings, Inc.	4.250%	1/27/10 ;	1,600 ;	1,556 ;
; ; ; ; ;Lehman Brothers Holdings, Inc.	4.500%	7/26/10 ;	880 ;	862 ;
Merrill Lynch & Co., Inc.	3.700%	4/21/08 ;	375 ;	366 ;
4Merrill Lynch & Co., Inc.	4.511%	2/5/10 ;	860 ;	860 ;

9

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Merrill Lynch & Co., Inc.	4.250%	2/8/10 ;	1,000 ;	973 ;
; ; ; ; ;Morgan Stanley Dean Witter	3.875%	1/15/09 ;	250 ;	243 ;
; ; ; ;4Morgan Stanley Dean Witter	4.430%	1/15/10 ;	1,300 ;	1,305 ;
; ; ; ; ;Morgan Stanley Dean Witter	6.750%	4/15/11 ;	560 ;	603 ;
; ; ; ; ;Morgan Stanley Dean Witter	4.750%	4/1/14 ;	105 ;	101 ;
; ; ; ; ;Morgan Stanley Dean Witter	5.375%	10/15/15 ;	350 ;	350 ;
; ; ; ; ; ;		; ;	;	;
Finance Companies (5.7%)
; ; ; ;4American Express Centurion Bank	4.460%	7/19/07 ;	575 ;	575 ;
; ; ; ;4American Express Centurion Bank	4.530%	11/16/09 ;	225 ;	226 ;
; ; ; ; ;American Express Credit Corp.	3.000%	5/16/08 ;	1,300 ;	1,247 ;
; ; ; ;4American Express Credit Corp.	4.461%	10/4/10 ;	400 ;	400 ;
; ; ; ;4American General Finance Corp.	4.450%	8/16/07 ;	600 ;	600 ;
; ; ; ; ;American General Finance Corp.	2.750%	6/15/08 ;	135 ;	128 ;
; ; ; ; ;American General Finance Corp.	4.625%	5/15/09 ;	600 ;	592 ;
; ; ; ; ;American General Finance Corp.	3.875%	10/1/09 ;	1,000 ;	959 ;
; ; ; ; ;American General Finance Corp.	4.875%	5/15/10 ;	200 ;	198 ;
; ; ; ; ;Capital One Bank	4.875%	5/15/08 ;	200 ;	199 ;
; ; ; ; ;Capital One Bank	5.000%	6/15/09 ;	350 ;	349 ;
; ; ; ; ;Capital One Bank	6.500%	6/13/13 ;	125 ;	133 ;
; ; ; ; ;Capital One Financial	4.800%	2/21/12 ;	100 ;	97 ;
; ; ; ; ;CIT Group, Inc.	5.200%	11/3/10 ;	1,800 ;	1,806 ;
; ; ; ; ;Countrywide Home Loan	5.500%	8/1/06 ;	1,725 ;	1,731 ;
; ; ; ; ;Countrywide Home Loan	5.500%	2/1/07 ;	600 ;	603 ;
; ; ; ; ;Countrywide Home Loan	3.250%	5/21/08 ;	100 ;	96 ;
; ; ; ;4General Electric Capital Corp.	4.480%	3/4/08 ;	500 ;	500 ;
; ; ; ;4General Electric Capital Corp.	4.330%	7/28/08 ;	850 ;	851 ;
; ; ; ; ;General Electric Capital Corp.	4.375%	11/21/11 ;	1,000 ;	967 ;
; ; ; ; ;HSBC Finance Corp.	4.125%	11/16/09 ;	500 ;	483 ;
; ; ; ; ;HSBC Finance Corp.	4.625%	9/15/10 ;	1,170 ;	1,143 ;
; ; ; ; ;International Lease Finance Corp.	6.375%	3/15/09 ;	220 ;	228 ;
; ; ; ; ;International Lease Finance Corp.	4.750%	7/1/09 ;	155 ;	153 ;
; ; ; ; ;MBNA Corp.	6.250%	1/17/07 ;	400 ;	406 ;
; ; ; ;4MBNA Corp.	4.721%	5/5/08 ;	2,600 ;	2,605 ;
; ; ; ;4Residential Capital Corp.	5.670%	11/21/08 ;	300 ;	300 ;
; ; ; ; ;Residential Capital Corp.	6.375%	6/30/10 ;	850 ;	863 ;
; ; ; ;4SLM Corp.	4.340%	7/27/09 ;	2,900 ;	2,908 ;
; ; ; ; ; ;		; ;	;	;
Insurance (5.7%)		; ;	;	;
; ; ; ;3AIG SunAmerica Global Financing IV	5.850%	2/1/06 ;	500 ;	500 ;
; ; ; ;3AIG SunAmerica Global Financing IX	5.100%	1/17/07 ;	1,000 ;	1,003 ;
; ; ; ;3ASIF Global Finance XXVI	2.500%	1/30/07 ;	575 ;	561 ;
; ; ; ; ;Hartford Financial Services Group, Inc.	2.375%	6/1/06 ;	510 ;	505 ;
; ; ; ; ;Hartford Financial Services Group, Inc.	4.700%	9/1/07 ;	150 ;	149 ;
; ; ; ; ;ING Capital Funding Trust III	5.775%	12/8/49 ;	240 ;	243 ;
; ;3,4ING Security Life Institutional Funding	4.496%	1/27/06 ;	1,500 ;	1,500 ;
; ; ; ;3ING Security Life Institutional Funding	4.250%	1/15/10 ;	200 ;	194 ;
; ; ; ;3Jackson National Life Insurance Co.	5.250%	3/15/07 ;	300 ;	301 ;
; ; ; ;3John Hancock Global Funding II	5.625%	6/27/06 ;	440 ;	442 ;
; ; ; ;3John Hancock Global Funding II	7.900%	7/2/10 ;	1,000 ;	1,114 ;
; ; ; ; ;Lincoln National Corp.	5.250%	6/15/07 ;	225 ;	226 ;

10

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Marsh & McLennan Cos., Inc.	5.375%	7/15/14 ;	100 ;	99 ;
; ; ; ;3MassMutual Global Funding II	3.250%	6/15/07 ;	700 ;	685 ;
; ; ; ; ;MetLife, Inc.	5.250%	12/1/06 ;	475 ;	477 ;
; ;3 4Monumental Global Funding II	4.529%	12/27/06 ;	2,000 ;	1,999 ;
; ; ; ;3Monumental Global Funding II	3.450%	11/30/07 ;	200 ;	195 ;
; ; ; ;3Monumental Global Funding II	4.375%	7/30/09 ;	400 ;	392 ;
; ; ; ;3Nationwide Life Global Funding	5.350%	2/15/07 ;	1,210 ;	1,218 ;
; ; ; ;3New York Life Global Funding	3.875%	1/15/09 ;	600 ;	583 ;
; ;3 4Premium Asset Trust	4.300%	7/15/08 ;	1,100 ;	1,099 ;
; ; ; ;3PRICOA Global Funding I	3.900%	12/15/08 ;	1,050 ;	1,021 ;
; ; ; ;3Principal Life Global	6.125%	3/1/06 ;	930 ;	932 ;
; ;3 4Principal Life Global	4.472%	11/13/06 ;	640 ;	641 ;
; ; ; ;3Protective Life US Funding	5.875%	8/15/06 ;	1,400 ;	1,409 ;
; ; ; ; ;Safeco Corp.	4.200%	2/1/08 ;	450 ;	442 ;
; ; ; ;3TIAA Global Markets	5.000%	3/1/07 ;	750 ;	751 ;
; ; ; ;3TIAA Global Markets	4.125%	11/15/07 ;	1,250 ;	1,234 ;
; ; ; ; ;Travelers Property Casualty Corp.	3.750%	3/15/08 ;	770 ;	750 ;
; ; ; ;3UnumProvident Corp.	6.850%	11/15/15 ;	100 ;	104 ;
; ; ; ; ;Willis Group Holdings Ltd.	5.125%	7/15/10 ;	350 ;	348 ;
; ; ; ;3Xlliac Global Funding	4.800%	8/10/10 ;	330 ;	324 ;
; ; ; ; ; ;		; ;	; ;	; ;
Real Estate Investment Trusts (1.8%)		; ;	; ;	; ;
; ; ; ; ;Archstone-Smith Trust	5.250%	12/1/10 ;	200 ;	200 ;
; ; ; ; ;Arden Realty LP	5.200%	9/1/11 ;	180 ;	181 ;
; ; ; ; ;Developers Diversified Reality Corp.	5.250%	4/15/11 ;	170 ;	168 ;
; ; ; ; ;Developers Diversified Reality Corp.	5.375%	10/15/12 ;	300 ;	298 ;
; ; ; ; ;EOP Operating LP	8.375%	3/15/06 ;	1,500 ;	1,510 ;
; ; ; ; ;Health Care Property Investment, Inc.	6.450%	6/25/12 ;	300 ;	314 ;
; ; ; ; ;Health Care Property Investors	7.500%	1/15/07 ;	500 ;	512 ;
; ; ; ; ;Health Care REIT, Inc.	7.500%	8/15/07 ;	31 ;	32 ;
; ; ; ; ;Health Care REIT, Inc.	8.000%	9/12/12 ;	250 ;	278 ;
; ; ; ; ;HRPT Properties Trust	6.500%	1/15/13 ;	500 ;	529 ;
; ; ; ; ;Liberty Property LP	6.375%	8/15/12 ;	200 ;	210 ;
; ; ; ;3ProLogis	5.250%	11/15/10 ;	390 ;	389 ;
; ; ; ; ;Simon Property Group Inc.	4.875%	3/18/10 ;	900 ;	889 ;
; ; ; ; ;Simon Property Group Inc.	4.875%	8/15/10 ;	350 ;	345 ;
; ;3 4Westfield Capital Corp.	4.560%	11/2/07 ;	750 ;	751 ;
Other (0.3%)		; ;	; ;	; ;
; ; ; ;4Berkshire Hathaway Finance Corp.	4.165%	1/11/08 ;	400 ;	400 ;
; ; ; ; ;Berkshire Hathaway Finance Corp.	3.375%	10/15/08 ;	500 ;	481 ;
; ; ; ; ;Berkshire Hathaway Finance Corp.	4.850%	1/15/15 ;	200 ;	196 ;
; ; ; ; ; ;		; ;	; ;	130,173 ;
Industrial (23.3%)
Basic Industry (0.5%)
; ; ; ; ;Celulosa Arauco Constitution SA	5.625	4/20/15 ;	75 ;	74 ;
; E.I. du Pont de Nemours & Co.	4.125%	4/30/10 ;	300 ;	290 ;
; ; ; ; ;Falconbridge Ltd.	7.350%	11/1/06 ;	100 ;	102 ;
; ; ; ; ;Georgia-Pacific Corp.	8.125%	5/15/11 ;	200 ;	201 ;
; ; ; ; ;International Paper Co.	7.625%	1/15/07 ;	250 ;	256 ;
; ; ; ; ;Lubrizol Corp.	5.875%	12/1/08 ;	250 ;	254 ;

11

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ; ; ; ; ;Lubrizol Corp.	4.625%	10/1/09 ;	600 ;	587 ;
; ; ; ; ; ;Praxair, Inc.	4.750%	7/15/07 ;	130 ;	130 ;
Capital Goods (3.4%)		; ;	;	;
; ; ; ; ;4Avery Dennison Corp.	4.540%	8/10/07 ;	525 ;	526 ;
; ; ; ; ; ;Boeing Capital Corp.	5.650%	5/15/06 ;	5 ;	5 ;
; ; ; ; ; ;Boeing Capital Corp.	5.750%	2/15/07 ;	575 ;	580 ;
; ; ; ; ; ;Boeing Capital Corp.	6.100%	3/1/11 ;	150 ;	158 ;
; ; ; ; ; ;Carlisle Cos., Inc.	7.250%	1/15/07 ;	400 ;	409 ;
; ; ; ; ; ;Caterpillar Financial Services Corp.	4.500%	9/1/08 ;	1,000 ;	990 ;
; ; ; ; ;4Caterpillar Financial Services Corp.	4.300%	10/28/08 ;	800 ;	800 ;
; ; ; ; ;3Crown Americas Inc.	7.625%	11/15/13 ;	75 ;	78 ;
; ; ; ; ;4John Deere Capital Corp.	4.561%	3/16/06 ;	500 ;	500 ;
; ; ; ; ;4John Deere Capital Corp.	4.599%	6/28/06 ;	500 ;	500 ;
; ; ; ; ; ;John Deere Capital Corp.	3.900%	1/15/08 ;	1,075 ;	1,053 ;
; ; ; ; ; ;John Deere Capital Corp.	4.625%	4/15/09 ;	700 ;	693 ;
; ; ;3 4Masco Corp.	4.710%	3/9/07 ;	800 ;	801 ;
; ; ; ; ; ;Masco Corp.	4.625%	8/15/07 ;	160 ;	159 ;
; ; ; ; ; ;Mohawk Industries Inc.	6.500%	4/15/07 ;	350 ;	357 ;
; ; ; ; ; ;Northrop Grumman Corp.	7.000%	3/1/06 ;	875 ;	878 ;
; ; ; ; ;3Oakmont Asset Trust	4.514%	12/22/08 ;	410 ;	402 ;
; ; ; ; ; ;Raytheon Co.	6.750%	8/15/07 ;	91 ;	94 ;
; ; ; ; ;4Textron Financial Corp.	4.620%	8/28/07 ;	325 ;	325 ;
; ; ; ; ; ;Textron Financial Corp.	4.125%	3/3/08 ;	300 ;	295 ;
; ; ; ; ; ;Textron Financial Corp.	4.600%	5/3/10 ;	270 ;	266 ;
; ; ; ; ; ;TRW, Inc.	8.750%	5/15/06 ;	400 ;	405 ;
; ; ; ; ; ;Tyco International Group SA	6.375%	2/15/06 ;	350 ;	351 ;
; ; ; ; ; ;Tyco International Group SA	5.800%	8/1/06 ;	920 ;	924 ;
; ; ; ; ; ;Tyco International Group SA	6.375%	10/15/11 ;	235 ;	244 ;
; ; ; ; ; ;United Technologies Corp.	4.875%	11/1/06 ;	540 ;	540 ;
; ; ; ; ; ;WMX Technologies Inc.	7.000%	10/15/06 ;	300 ;	305 ;
Communication (5.5%)		; ;	;	;
; ; ; ; ; ;America Movil SA de C.V	4.125%	3/1/09 ;	375 ;	364 ;
; ; ; ; ; ;British Sky Broadcasting Corp.	6.875%	2/23/09 ;	115 ;	120 ;
; ; ; ; ; ;British Sky Broadcasting Corp.	8.200%	7/15/09 ;	345 ;	377 ;
; ; ; ; ; ;Cingular Wireless	5.625%	12/15/06 ;	150 ;	151 ;
; ; ; ; ; ;Clear Channel Communications, Inc.	3.125%	2/1/07 ;	200 ;	195 ;
; ; ; ; ; ;Clear Channel Communications, Inc.	4.625%	1/15/08 ;	795 ;	783 ;
; ; ; ; ; ;Comcast Cable Communications, Inc.	6.375%	1/30/06 ;	325 ;	325 ;
; ; ; ; ; ;Comcast Cable Communications, Inc.	8.375%	5/1/07 ;	300 ;	313 ;
; ; ; ; ; ;Comcast Corp.	5.850%	1/15/10 ;	300 ;	306 ;
; ; ; ; ; ;Cox Communications, Inc.	3.875%	10/1/08 ;	125 ;	120 ;
; ; ; ; ; ;Cox Communications, Inc.	7.875%	8/15/09 ;	563 ;	608 ;
; ; ; ; ; ;Cox Communications, Inc.	4.625%	1/15/10 ;	600 ;	581 ;
; ; ; ; ; ;Deutsche Telekom International Finance	3.875%	7/22/08 ;	476 ;	465 ;
; ; ; ; ; ;Deutsche Telekom International Finance	8.000%	6/15/10 ;	225 ;	251 ;
; ; ; ; ; ;France Telecom	7.200%	3/1/06 ;	685 ;	688 ;
; ; ; ; ; ;Gannett Co., Inc.	4.125%	6/15/08 ;	755 ;	737 ;
; ; ; ; ; ;GTE Corp.	6.360%	4/15/06 ;	1,300 ;	1,305 ;
; ; ; ; ;4Liberty Media Corp.	5.991%	9/17/06 ;	1,250 ;	1,257 ;

12

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ; ; ; ;News America Inc.	6.625%	1/9/08 ;	380 ;	392 ;
; ; ; ;2NYNEX Corp.	9.550%	5/1/10 ;	242 ;	265 ;
; ; ; ; ;Pacific Bell	6.875%	8/15/06 ;	260 ;	263 ;
R.R. Donnelley & Sons Co.	5.000%	11/15/06 ;	110 ;	110 ;
; ; ; ; ;SBC Communications, Inc.	7.350%	3/1/06 ;	750 ;	753 ;
; ; ; ; ;SBC Communications, Inc.	7.500%	5/1/07 ;	475 ;	491 ;
; ; ; ; ;SBC Communications, Inc.	4.125%	9/15/09 ;	550 ;	531 ;
; ; ; ; ;Sprint Capital Corp.	6.000%	1/15/07 ;	220 ;	222 ;
; ; ; ; ;Sprint Capital Corp.	6.125%	11/15/08 ;	500 ;	514 ;
; ; ; ; ;Sprint Capital Corp.	7.625%	1/30/11 ;	420 ;	464 ;
; ; ; ; ;Telecom Italia Capital	4.000%	1/15/10 ;	600 ;	572 ;
; ; ; ; ;Telecom Italia Capital	4.875%	10/1/10 ;	300 ;	295 ;
; ; ; ; ;Telefonos de Mexico SA	4.500%	11/19/08 ;	1,995 ;	1,960 ;
; ; ; ; ;Telus Corp.	7.500%	6/1/07 ;	380 ;	393 ;
; ; ; ; ;Univision Communications, Inc.	2.875%	10/15/06 ;	275 ;	270 ;
; ; ; ; ;Univision Communications, Inc.	3.500%	10/15/07 ;	500 ;	485 ;
; ; ; ; ;Univision Communications, Inc.	3.875%	10/15/08 ;	270 ;	259 ;
; ; ; ; ;USA Interactive	7.000%	1/15/13 ;	450 ;	465 ;
; ; ; ; ;Verizon Global Funding Corp.	7.250%	12/1/10 ;	740 ;	805 ;
; ; ; ; ;Verizon Wireless Capital	5.375%	12/15/06 ;	1,325 ;	1,330 ;
; ; ; ; ;Vodafone AirTouch PLC	7.750%	2/15/10 ;	410 ;	450 ;
; ; ; ;4Vodafone Group PLC	4.611%	12/28/07 ;	300 ;	300 ;
Consumer Cyclical (3.4%)		; ;	;	;
; ;3 4American Honda Finance	4.486%	1/27/06 ;	600 ;	600 ;
; ; ; ;3American Honda Finance	5.125%	12/15/10 ;	450 ;	451 ;
; ; ; ; ;Carnival Corp.	3.750%	11/15/07 ;	400 ;	391 ;
; ; ; ; ;Cendant Corp.	6.250%	1/15/08 ;	475 ;	484 ;
; ; ; ; ;Centex Corp.	4.550%	11/1/10 ;	130 ;	125 ;
; ; ; ; ;CVS Corp.	4.000%	9/15/09 ;	225 ;	217 ;
; ;2 3CVS Corp.	6.117%	1/10/13 ;	620 ;	635 ;
; ; ; ;4DaimlerChrysler North America Holding Corp.	4.700%	3/7/07 ;	500 ;	499 ;
; ; ; ;4DaimlerChrysler North America Holding Corp.	4.960%	9/10/07 ;	600 ;	601 ;
; ; ; ; ;DaimlerChrysler North America Holding Corp.	4.050%	6/4/08 ;	600 ;	584 ;
; ; ; ; ;DaimlerChrysler North America Holding Corp.	7.200%	9/1/09 ;	250 ;	264 ;
; ; ; ; ;DaimlerChrysler North America Holding Corp.	4.875%	6/15/10 ;	250 ;	244 ;
; ; ; ; ;Ford Motor Credit Co.	6.500%	1/25/07 ;	646 ;	625 ;
; ; ; ;4Ford Motor Credit Co.	7.260%	11/2/07 ;	400 ;	382 ;
; ; ; ; ;Ford Motor Credit Co.	4.950%	1/15/08 ;	400 ;	358 ;
; ; ; ;3GSC Holdings Corp.	8.000%	10/1/12 ;	25 ;	24 ;
; ; ; ; ;Home Depot Inc.	5.375%	4/1/06 ;	300 ;	300 ;
; ; ; ; ;International Speedway Corp.	4.200%	4/15/09 ;	580 ;	564 ;
; ; ; ; ;Johnson Controls, Inc.	5.000%	11/15/06 ;	110 ;	110 ;
; ; ; ; ;K Hovnanian Enterprises	6.250%	1/15/16 ;	320 ;	298 ;
; ; ; ; ;May Department Stores Co.	5.950%	11/1/08 ;	460 ;	470 ;
; ; ; ;3Nissan Motor Acceptance Corp.	4.625%	3/8/10 ;	680 ;	669 ;
; ; ; ; ;Target Corp.	5.375%	6/15/09 ;	125 ;	127 ;
; ; ; ; ;Time Warner, Inc.	6.125%	4/15/06 ;	235 ;	236 ;
; ; ; ; ;Time Warner, Inc.	8.110%	8/15/06 ;	370 ;	376 ;
; ; ; ; ;Time Warner, Inc.	6.150%	5/1/07 ;	500 ;	506 ;
; ; ; ; ;Viacom Inc.	6.400%	1/30/06 ;	700 ;	701 ;

13

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

; ; ; ; ; ;Viacom Inc.	5.625%	5/1/07 ;	250 ;	251 ;
; ; ; ; ; ;Wal-Mart Stores, Inc.	4.000%	1/15/10 ;	400 ;	387 ;
; ; ; ; ; ;Yum! Brands, Inc.	8.500%	4/15/06 ;	120 ;	121 ;
; ; ; ; ; ;Yum! Brands, Inc.	7.650%	5/15/08 ;	735 ;	775 ;
; ; ; ; ; ;Yum! Brands, Inc.	8.875%	4/15/11 ;	200 ;	229 ;
Consumer Noncyclical (5.6%)		; ;	;	;
; ; ; ; ; ;Abbott Laboratories	6.400%	12/1/06 ;	550 ;	558 ;
; ; ; ; ; ;Aetna, Inc.	7.375%	3/1/06 ;	300 ;	301 ;
; ; ; ; ; ;Altria Group, Inc.	5.625%	11/4/08 ;	250 ;	254 ;
; ; ; ; ;3AmerisourceBergen Corp.	5.625%	9/15/12 ;	200 ;	199 ;
; ; ; ; ; ;Amgen Inc.	4.000%	11/18/09 ;	750 ;	727 ;
; ; ; ; ;3Baxter International, Inc.	4.750%	10/15/10 ;	440 ;	433 ;
; ; ; ; ; ;Beckman Instruments, Inc.	7.450%	3/4/08 ;	345 ;	361 ;
; ; ; ; ; ;Brown-Forman Corp.	3.000%	3/15/08 ;	300 ;	288 ;
; ; ; ; ;3Cadbury Schweppes US Finance	3.875%	10/1/08 ;	1,130 ;	1,096 ;
; ; ; ; ; ;Campbell Soup Co.	5.500%	3/15/07 ;	680 ;	685 ;
; ; ; ; ; ;Caremark RX Inc.	7.375%	10/1/06 ;	860 ;	873 ;
; ; ; ; ;4Clorox Co.	4.614%	12/14/07 ;	850 ;	851 ;
; ; ; ; ; ;ConAgra Foods, Inc.	6.000%	9/15/06 ;	500 ;	504 ;
; ; ; ; ; ;Corn Products International Inc.	8.250%	7/15/07 ;	300 ;	313 ;
; ; ; ; ; ;Dean Foods Co.	6.625%	5/15/09 ;	200 ;	206 ;
; ; ; ; ;4Diageo Capital PLC	4.264%	4/20/07 ;	700 ;	700 ;
; ; ; ; ; ;Diageo Capital PLC	3.375%	3/20/08 ;	500 ;	484 ;
; ; ; ; ; ;Diageo Finance BV	3.000%	12/15/06 ;	1,100 ;	1,081 ;
; ; ; ; ; ;Fortune Brands Inc.	2.875%	12/1/06 ;	620 ;	609 ;
; ; ; ; ; ;Genentech Inc.	4.750%	7/15/15 ;	525 ;	512 ;
; ; ; ; ; ;General Mills, Inc.	5.125%	2/15/07 ;	1,525 ;	1,528 ;
; ; ; ; ; ;Guidant Corp.	6.150%	2/15/06 ;	675 ;	676 ;
; ; ; ; ; ;H.J. Heinz Co.	6.000%	3/15/08 ;	225 ;	229 ;
; ; ; ; ; ;Hormel Foods Corp.	6.625%	6/1/11 ;	100 ;	108 ;
; ; ; ; ; ;Hospira, Inc.	4.950%	6/15/09 ;	460 ;	458 ;
; ; ; ; ; ;Humana Inc.	7.250%	8/1/06 ;	630 ;	638 ;
; ; ; ; ; ;Kraft Foods, Inc.	4.625%	11/1/06 ;	600 ;	599 ;
; ; ; ; ; ;Kraft Foods, Inc.	5.250%	6/1/07 ;	500 ;	501 ;
; ; ; ; ; ;Kraft Foods, Inc.	4.125%	11/12/09 ;	500 ;	484 ;
; ; ; ; ; ;Kroger Co.	7.625%	9/15/06 ;	73 ;	74 ;
; ; ; ; ; ;Kroger Co.	7.650%	4/15/07 ;	205 ;	211 ;
; ; ; ; ; ;Kroger Co.	6.375%	3/1/08 ;	155 ;	158 ;
; ; ; ; ; ;Kroger Co.	7.450%	3/1/08 ;	120 ;	125 ;
; ; ; ; ;3Medtronic Inc.	4.375%	9/15/10	400	392
Molson Coors	4.850%	9/22/10	150	148
Quest Diagnostic, Inc.	6.750%	7/12/06	885	893
3Quest Diagnostic, Inc.	5.125%	11/1/10	200	200
Sara Lee Corp.	1.950%	6/15/06	600	592
UnitedHealth Group, Inc.	3.375%	8/15/07	225	220
UnitedHealth Group, Inc.	3.300%	1/30/08	625	606
WellPoint Inc.	6.375%	6/15/06	1,000	1,007
Wrigley Co.	4.650%	7/15/15	200	196
Energy (1.1%)
Burlington Resources, Inc.	5.600%	12/1/06	985	991

14

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Devon Energy Corp.	2.750%	8/1/06	1,158	1,144
Diamond Offshore Drilling	5.150%	9/1/14	235	235
3GS-Caltex Oil Corp.	5.500%	10/15/15	160	159
2 3PF Export Receivables Master Trust	3.748%	6/1/13	258	241
2 3PF Export Receivables Master Trust	6.436%	6/1/15	437	435
2 3Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	626	604
3Tesoro Corp.	6.250%	11/1/12	175	176
Technology (0.7%)
Affiliated Computer Services	4.700%	6/1/10	270	246
3Computer Associates Inc.	5.000%	12/1/09	150	146
Dell Inc.	6.550%	4/15/08	300	311
First Data Corp.	3.375%	8/1/08	125	120
Hewlett-Packard Co.	3.625%	3/15/08	250	244
International Business Machines Corp.	4.250%	9/15/09	1,175	1,151
Pitney Bowes, Inc.	5.000%	3/15/15	305	302
Transportation (1.9%)
4American Airlines, Inc.	5.124%	9/23/07	435	437
2American Airlines, Inc.	3.857%	7/9/10	244	234
Burlington Northern Santa Fe Corp.	7.875%	4/15/07	360	372
2Continental Airlines, Inc.	9.798%	4/1/21	198	197
CSX Corp.	7.450%	5/1/07	145	150
3ERAC USA Finance Co.	7.350	6/15/08	245	257
FedEx Corp.	6.875%	2/15/06	325	326
FedEx Corp.	2.650%	4/1/07	750	731
3Greenbrier Co. Inc.	8.375%	5/15/15	50	51
4JetBlue Airways Corp.	4.866%	12/15/13	507	505
4JetBlue Airways Corp.	4.911%	3/15/14	700	696
4JetBlue Airways Corp.	4.790%	11/15/16	440	437
Norfolk Southern Corp.	7.350%	5/15/07	27	28
Norfolk Southern Corp.	5.257%	9/17/14	135	136
3Quantas Airways	5.125%	6/20/13	600	587
Southwest Airlines Co.	5.250%	10/1/14	350	341
Southwest Airlines Co.	5.125%	3/1/17	250	235
3TFM SA de CV	9.375%	5/1/12	170	186
Union Pacific Corp.	5.750%	10/15/07	700	709
Union Pacific Corp.	7.250%	11/1/08	250	265
Union Pacific Corp.	3.875%	2/15/09	100	97
Other (1.2%)
Black & Decker Corp.	7.000%	2/1/06	375	376
Briggs & Stratton Corp.	8.875%	3/15/11	430	481
Cintas Corp.	5.125%	6/1/07	600	603
2 3Parker Retirement Savings Plan Trust	6.340%	7/15/08	115	117
3Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	948	968
Thermo Electron Corp.	5.000%	6/1/15	150	146
3Traded Custody Receipt	5.751%	3/1/07	1,840	1,851
		86,773
Utilities (5.0%)
Electric (4.1%)
4Alabama Power Co.	4.580%	8/25/09	335	336

15

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

American Electric Power Co., Inc.	6.125%	5/15/06	158	159
4Appalachian Power Co.	4.851%	6/29/07	225	226
Avista Corp.	9.750%	6/1/08	425	464
CMS Energy Corp.	6.875%	12/15/15	1,000	1,010
4Dominion Resources, Inc.	4.819%	9/28/07	1,075	1,076
DTE Energy Co.	6.450%	6/1/06	475	478
Entergy Gulf States, Inc.	3.600%	6/1/08	1,310	1,260
FirstEnergy Corp.	5.500%	11/15/06	440	441
Georgia Power Co.	4.875%	7/15/07	1,425	1,428
2 3GWF Energy LLC	6.131%	12/30/11	331	334
HQI Transelec Chile SA	7.875%	4/15/11	310	343
Indiana Michigan Power Co.	6.125%	12/15/06	335	338
National Rural Utilities Cooperative Finance Corp.	3.000%	2/15/06	1,250	1,248
NiSource Finance Corp.	3.200%	11/1/06	175	172
Northern States Power Co.	2.875%	8/1/06	475	470
5Pacific Gas & Electric Co.	3.600%	3/1/09	1,000	959
Pepco Holdings, Inc.	5.500%	8/15/07	340	342
4Pepco Holdings, Inc.	5.035%	6/1/10	250	250
PPL Capital Funding, Inc.	8.375%	6/15/07	125	130
PPL Capital Funding, Inc.	4.330%	3/1/09	550	535
PSI Energy Inc.	6.650%	6/15/06	445	449
Public Service Co. of Colorado	4.375%	10/1/08	330	325
Public Service Co. of New Mexico	4.400%	9/15/08	150	147
Puget Sound Energy Inc.	3.363%	6/1/08	390	376
4Southern California Edison Co.	4.430%	1/13/06	165	165
Southern California Edison Co.	7.625%	1/15/10	50	55
3SP PowerAssets Ltd.	3.800%	10/22/08	500	487
Texas - New Mexico Power Co.	6.125%	6/1/08	375	382
Virginia Electric & Power Co.	5.750%	3/31/06	600	601
Virginia Electric & Power Co.	4.500%	12/15/10	312	304
Natural Gas (0.9%)
AGL Capital Corp.	7.125%	1/14/11	100	110
Boardwalk Pipelines LLC	5.500%	2/1/17	100	100
CenterPoint Energy	6.500%	2/1/08	490	503
CenterPoint Energy Resources	8.900%	12/15/06	600	618
4Energen Corp.	4.690%	11/15/07	800	799
Enterprise Products Operating LP	4.000%	10/15/07	115	113
3Gulfstream Natural Gas Systems	5.560%	11/1/15	225	227
Panhandle Eastern Pipeline	2.750%	3/15/07	180	175
Plains All American Pipeline LP	4.750%	8/15/09	550	541
*3Yosemite Security Trust	8.250%	11/15/04	370	210
				18,686
Total Corporate Bonds (Cost $319,975)				316,960
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
China Development Bank	5.000%	10/15/15	100	98
4Corp. Andina de Fomento	4.556%	1/26/07	300	300
3Export-Import Bank of Korea	4.125%	2/10/09	450	438
Korea Development Bank	4.750%	7/20/09	1,175	1,161
Republic of Korea	4.875%	9/22/14	325	319

16

Vanguard Short-Term Investment-Grade Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

2Pemex Finance Ltd.	8.020%	5/15/07	70	71
3Pemex Project Funding Master Trust	5.750%	12/15/15	350	348
2 3Petroleum Export Limited	4.623%	6/15/10	700	688
2 3Petroleum Export Limited	5.265%	6/15/11	530	535
Total Sovereign Bonds (Cost $4,003)				3,958
Taxable Municipal Bonds (0.1%)
New York City NY IDA Special Fac. Rev
(American Airlines Inc. J.F.K. International Project)	7.500%	8/1/16	320	327
3Texas Municipal Gas Corp.	2.600%	7/1/07	230	227
Total Taxable Municipal Bonds (Cost $541)				554
			Shares
Preferred Stock (0.3%)
4Goldman Sachs Group, Inc.		4.993%	16,000	410
4Goldman Sachs Group, Inc.		5.060%	13,200	349
Public Storage, Inc.		6.600%	7,050	171
Southern California Edison Co.		6.125%	1,500	152
Total Preferred Stock (Cost $1,056)				1,082
Temporary Cash Investment (2.5%)
6Vanguard Market Liquidity Fund, 4.274% (Cost $9,394)			9,393,630	9,394
Total Investments (99.0%) (Cost $373,196)				369,382
Other Assets and Liabilities (1.0%)
Other Assets--Note B				4,681
Liabilities				(1,080)
				3,601
Net Assets (100%)
Applicable to 35,468,282 outstanding $.001 shares of beneficial interest
(unlimited authorization)				372,983
Net Asset Value Per Share				$10.52

At December 31, 2005, net assets consisted of:[7]
	Amount ($000)	Per Share

Paid-in Capital	365,542	$10.31

Undistributed Net Investment Income	13,449.38

Accumulated Net Realized Losses	(1,931)	(.05)

Unrealized Appreciation (Depreciation)

Investment Securities	(3,814)	(.11)

Futures Contracts	50	--

Swap Contracts	(313)	(.01)

Net Assets	372,983	$10.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security—security in default.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of these securities was $53,056,000, representing 14.2% of net assets.
4 Adjustable-rate security.
5 Securities with a value of $959,000 have been segregated as initial margin for open futures contracts.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

17

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)

Investment Income

Income

Interest[1]	14,468

Dividends	22

Total Income	14,490

Expenses

The Vanguard Group--Note B

Investment Advisory Services	44

Management and Administrative	411

Marketing and Distribution	76

Custodian Fees	9

Auditing Fees	24

Shareholders' Reports	9

Trustees' Fees and Expenses	1

Total Expenses	574

Net Investment Income	13,916

Realized Net Gain (Loss)

Investment Securities Sold	(1,150)

Futures Contracts	(19)

Swap Contracts	(140)

Realized Net Gain (Loss)	(1,309)

Change in Unrealized

Appreciation (Depreciation)

Investment Securities	(3,583)

Futures Contracts	(4)

Swap Contracts	(75)

Change in Unrealized Appreciation
(Depreciation)	(3,662)

Net Increase (Decrease) in Net Assets
Resulting from Operations	8,945

Statement of Changes in Net Assets

	Year Ended December 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	13,916	13,054

Realized Net Gain (Loss)	(1,309)	89

Change in Unrealized Appreciation (Depreciation)	(3,662)	(5,384)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,945	7,759

Distributions

Net Investment Income	(12,864)	(13,101)

Realized Capital Gain	-	-

Total Distributions	(12,864)	(13,101)

Capital Share Transactions--Note E

Issued	83,150	133,379

Issued in Lieu of Cash Distributions	12,864	13,101

Redeemed	(113,294)	(136,594)

Net Increase (Decrease) from Capital Share Transactions	(17,280)	9,886

Total Increase (Decrease)	(21,199)	4,544

Net Assets

Beginning of Period	394,182	389,638

End of Period[2]	372,983	394,182

1 Interest income from an affiliated company of the portfolio was $338,000.
2 Including undistributed net investment income of $13,449,000 and $12,540,000.

18

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$10.62	$10.74	$10.71	$10.40	$10.40	$9.72

Investment Operations

Net Investment Income	.38	.33	.31	.32	.115	.581

Net Realized and Unrealized

Gain (Loss) on Investments	(.14)	(.11)	.06	.31	(.115)	.430

Total from Investment Operations	.24	.22	.37	.63	--	1.011

Distributions

Dividends from Net Investment Income	(.34)	(.34)	(.34)	(.32)	--	(.331)

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.34)	(.34)	(.34)	(.32)	--	(.331)

Net Asset Value, End of Period	$10.52	$10.62	$10.74	$10.71	$10.40	$10.40

Total Return	2.34%	2.07%	3.55%	6.25%	0.00%	10.65%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$373	$394	$390	$298	$142	$128

Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.20%	0.23%	0.21%[2]	0.21%

Ratio of Net Investment Income to
Average Net Assets	3.58%	3.16%	3.49%	4.65%	5.50%[2]	6.33%

Portfolio Turnover Rate[3]	35%	49%	59%	78%	17%	70%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2 Annualized.
3 The portfolio turnover rates excluding paydowns on mortgage-backed securities were 35%, 33%, 51%, 72%, 15%, and 46%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while

19

Vanguard Short-Term Investment-Grade Portfolio

maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swaps: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap. The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities. The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

20

Vanguard Short-Term Investment-Grade Portfolio

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $143,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2005, the portfolio had $13,660,000 of ordinary income available for distribution. The portfolio had available realized losses of $1,872,000 to offset future net capital gains of $324,000 through December 31, 2010, $263,000 through December 31, 2012, and $1,285,000 through December 31, 2013. At December 31, 2005, net unrealized depreciation of investment securities for tax purposes was $3,814,000, consisting of unrealized gains of $3,351,000 on securities that had risen in value since their purchase and $7,165,000 in unrealized losses on securities that had fallen in value since their purchase. At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

10-Year Treasury Note	67	7,330	36

5-Year Treasury Note	(33)	3,509	(3)

30-Year Treasury Bond	11	1,256	17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes. At December 31, 2005, the portfolio had the following open swap contracts:

Credit Default Swaps
Reference Entity	Termination Date	Dealer1	Notional Amount ($000)	Premium Received	Unrealized Appreciation (Depreciat ion) ($000)

Coca-Cola Co.	12/29/06	DBS	1,275	0.18	2

Coca-Cola Co.	1/2/07	DBS	1,125	0.18	2

Eaton Corp.	12/20/08	MLS	990	0.20%	--

Fifth Third Bank	4/2/07	DBS	883	0.45	2

Procter & Gamble	9/20/08	DBS	2,500	0.12	2

Raytheon Co.	9/20/10	BS	400	0.36%	--

UPS	3/20/08	WB	2,040	0.07	(1)

					7

1 ABN--ABN AMRO.
BA--Bank of America.
BS--Bear Stearns Bank PLC.
DBS--Deutsche Bank Securities.
JPM--J.P. Morgan Securities.
LEH—Lehman Brothers Special Financing Inc.
MLS—Merrill Lynch Securities.
WB—Wachovia Bank.

21

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
Termination Date	Dealer[1]	Notional Amount ($000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)[2]	Unrealized Appreciation (Depreciation) ($000)

1/27/06	LEH	1,500	2.551%	(4.216%)	(2)

2/15/06	LEH	2,050	2.578%	(4.340%)	(4)

4/10/06	BA	2,000	2.419%	(4.110%)	(11)

5/11/06	DBS	3,350	2.961%	(4.330%)	(19)

6/1/06	ABN	1,360	3.000%	(4.410%)	(9)

7/23/06	DBS	535	3.055%	(4.194%)	(5)

9/15/06	LEH	675	2.680%	(4.491%)	(10)

9/15/06	LEH	675	2.571%	(4.491%)	(10)

9/18/06	LEH	1,250	2.578%	(4.491%)	(19)

12/10/06	LEH	650	3.152%	(4.480%)	(10)

1/26/07	DBS	300	2.607%	(4.206%)	(7)

2/1/07	DBS	600	(3.960%)	4.250%	5

3/9/07	JPM	800	3.108%	(4.460%)	(16)

3/12/07	DBS	350	2.698%	(4.480%)	(8)

4/2/07	DBS	883	3.085%	(4.065%)	(18)

4/5/07	LEH	1,000	2.708%	(4.077%)	(26)

5/25/07	ABN	1,240	3.193%	(4.390%)	(27)

6/14/07	DBS	900	3.220%	(4.489%)	(20)

11/1/07	ABN	760	3.163%	(4.250%)	(22)

12/28/07	LEH	300	4.897%	(4.501%)	--

1/15/08	LEH	1,300	3.345%	(4.150%)	(37)

6/2/09	DBS	1,350	3.765%	(4.420%)	(45)

					(320)

D. During the year ended December 31, 2005, the portfolio purchased $94,052,000 of investment securities and sold $155,239,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $27,084,000 and $28,758,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	7,957	12,575

Issued in Lieu of Cash Distributions	1,255	1,241

Redeemed	(10,873)	(12,963)

Net Increase (Decrease) in Shares Outstanding	(1,661)	853

1 ABN--ABN AMRO.
BA--Bank of America.
BS--Bear Stearns Bank PLC.
DBS--Deutsche Bank Securities.
JPM--J.P. Morgan Securities.
LEH—Lehman Brothers Special Financing Inc.
MLS—Merrill Lynch Securities.
WB—Wachovia Bank.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

22

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

23

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Short-Term Investment-Grade Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,011.54	$0.76

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio posted a 2.4% return for 2005. The portfolio met its objective of capturing the performance of its target index, the Lehman Brothers Aggregate Bond Index, which tracks the performance of taxable, investment-grade bonds of all types and maturities. The portfolio also surpassed the average return of competing funds.

The table below displays the total returns for the portfolio and its comparative standards. We also show the growth of $10,000 investment in each over the ten years ended December 31. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At year-end, the portfolio’s current yield stood at 4.48%, up 0.32 percentage point from its yield at the start of the period.

The portfolio successfully captured the returns of its market segment

As the bond market reacted to reports pointing to an ever-stronger domestic economy, the Federal Reserve Board continued its effort—started in mid-2004—to pre-empt a surge in inflation. These two factors caused bond yields to follow disparate paths at the short and long ends of the maturity spectrum. While yields at the short end rose significantly, yields at the longer end changed little or even fell a bit.

Over the year, the portfolio earned an income return of 4.0%, while the change in its capital value was –1.6%. Those two elements produced its total return of 2.4%. The portfolio’s tracking of its target index—the measure of success for an index fund—proved to be excellent. Its return was on par with the performance of the Lehman Aggregate Bond Index, which, unlike the portfolio, does not incur any operating or transaction costs.

Vanguard Fixed Income Group, which advises the portfolio, has emerged over the past 20-plus years as a leading name in bond indexing. The team has vast experience in the intricacies of the bond market and has worked to improve trading efficiency and portfolio-construction methods, both of which ultimately lead to closer tracking of the index and lower costs for shareholders.

A compelling long-term advantage

The portfolio has also posted admirable long-term results. Over the past decade, its average annual return of 5.9% would have turned a hypothetical initial investment of $10,000 into $17,679. By contrast, the average annual return of comparable mutual funds was 5.2%, which would have transformed $10,000 into $16,613—more than $1,000 less.

Thanks to its broad diversification and low operating costs, together with the advisor’s astute portfolio construction and trading efficiency, the Total Bond Market Index Portfolio has proved to be an efficient way to capture the return of the taxable domestic bond market.

Total Returns		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Total Bond Market Index Portfolio	2.4%	5.9%	$17,679

Lehman Brothers Aggregate Bond Index	2.4	6.2	18,189

Average Intermediate Investment Grade Debt Fund[1]	1.8	5.2	16,613

Expense Ratios:[2] Your portfolio compared with its peer group
	Portfolio	Average Intermediate Investment-Grade Debt Fund

Total Bond Market Index Portfolio	0.16%	1.01%

1 Derived from data provided by Lipper Inc.
2 Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2005

Financial Attributes
	Portfolio	Target Index[1]

Number of Issues	1,548	6,434

Yield	4.5%	--

Yield to Maturity	5.1%[2]	5.1%

Average Coupon	5.3%	5.2%

Average Effective Maturity	7.1 years	7.1 years

Average Quality[3]	Aa1	Aa1

Average Duration	4.6 years	4.6 years

Expense Ratio	0.16%	--

Short-Term Reserves	0%	--

Volatility Measures
Portfolio	Target Index[1]

R-Squared	1.00	1.00

Beta	1.01	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	1%

1-5 Years	41

5-10 Years	45

10-20 Years	6

20-30 Years	7

Sector Diversification[3] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	5%

Finance	8

Foreign	4

Government Mortgage-Backed	35

Industrial	10

Treasury/Agency	36

Utilities	2

Distribution by Credit Quality[4] (% of portfolio)

Aaa	78%

Aa	5

A	9

Baa	8

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized or projected forward for the coming year.

1 Lehman Aggregate Bond Index.
2 Before expenses.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
4 Source: Moody’s Investors Service.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995-December 31, 2005
 Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Total Bond Market Index Portfolio	2.40%	5.42%	5.86%	$17,679

Lehman Aggregate Bond Index	2.43	5.87	6.16	18,189

Average Intermediate-Term

Investment Grade Debt Fund1	1.78	5.02	5.21	16,613

Fiscal-Year Total Returns (%): December 31, 1995–December 31, 2005

1 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (70.0%)

U.S. Government Securities (24.4%)
U.S. Treasury Bond	10.375%	11/15/12	725	801
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,424
U.S. Treasury Bond	13.250%	5/15/14	170	217
U.S. Treasury Bond	12.500%	8/15/14	275	349
U.S. Treasury Bond	9.875%	11/15/15	225	322
U.S. Treasury Bond	9.250%	2/15/16	250	347
U.S. Treasury Bond	8.750%	5/15/17	1,775	2,438
U.S. Treasury Bond	8.875%	8/15/17	2,600	3,614
U.S. Treasury Bond	9.125%	5/15/18	50	72
U.S. Treasury Bond	9.000%	11/15/18	125	179
U.S. Treasury Bond	8.875%	2/15/19	6,500	9,247
U.S. Treasury Bond	8.125%	8/15/19	3,345	4,540
U.S. Treasury Bond	8.500%	2/15/20	675	948
U.S. Treasury Bond	8.750%	8/15/20	2,250	3,239
U.S. Treasury Bond	8.125%	8/15/21	50	69
U.S. Treasury Bond	8.000%	11/15/21	1,220	1,683
U.S. Treasury Bond	7.250%	8/15/22	1,985	2,588
U.S. Treasury Bond	7.625%	11/15/22	1,590	2,147
U.S. Treasury Bond	7.125%	2/15/23	1,620	2,098
U.S. Treasury Bond	6.250%	8/15/23	1,225	1,464
U.S. Treasury Bond	6.875%	8/15/25	225	290
U.S. Treasury Bond	6.000%	2/15/26	175	207
U.S. Treasury Bond	6.750%	8/15/26	6,870	8,805
U.S. Treasury Bond	6.625%	2/15/27	2,515	3,194
U.S. Treasury Bond	6.375%	8/15/27	660	819
U.S. Treasury Bond	5.500%	8/15/28	1,150	1,294
U.S. Treasury Bond	5.250%	11/15/28	635	693
U.S. Treasury Bond	6.125%	8/15/29	80	98
U.S. Treasury Bond	6.250%	5/15/30	1,400	1,740
U.S. Treasury Note	3.125%	1/31/07	850	838
U.S. Treasury Note	3.375%	2/28/07	8,200	8,100
U.S. Treasury Note	3.750%	3/31/07	725	719
U.S. Treasury Note	3.625%	4/30/07	6,800	6,730
U.S. Treasury Note	3.125%	5/15/07	9,200	9,040
U.S. Treasury Note	3.625%	6/30/07	3,300	3,262
U.S. Treasury Note	3.875%	7/31/07	5,475	5,431
U.S. Treasury Note	2.750%	8/15/07	6,850	6,673
U.S. Treasury Note	3.250%	8/15/07	1,200	1,178
U.S. Treasury Note	6.125%	8/15/07	325	334
U.S. Treasury Note	4.000%	8/31/07	525	521
U.S. Treasury Note	4.000%	9/30/07	2,900	2,880
U.S. Treasury Note	3.375%	2/15/08	1,100	1,077
U.S. Treasury Note	3.750%	5/15/08	1,725	1,700
U.S. Treasury Note	5.625%	5/15/08	50	51
U.S. Treasury Note	3.125%	9/15/08	1,175	1,138
U.S. Treasury Note	3.125%	10/15/08	550	532
U.S. Treasury Note	3.375%	11/15/08	6,100	5,937

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

U.S. Treasury Note	3.375%	12/15/08	12,400	12,061
U.S. Treasury Note	3.250%	1/15/09	975	944
U.S. Treasury Note	3.000%	2/15/09	1,950	1,872
U.S. Treasury Note	2.625%	3/15/09	300	284
U.S. Treasury Note	3.875%	5/15/09	300	295
U.S. Treasury Note	4.000%	6/15/09	450	445
U.S. Treasury Note	3.625%	7/15/09	600	585
U.S. Treasury Note	3.500%	8/15/09	3,550	3,447
U.S. Treasury Note	3.375%	10/15/09	6,450	6,229
U.S. Treasury Note	3.500%	12/15/09	1,000	969
U.S. Treasury Note	3.625%	1/15/10	1,025	997
U.S. Treasury Note	6.500%	2/15/10	1,650	1,780
U.S. Treasury Note	4.000%	3/15/10	125	123
U.S. Treasury Note	4.000%	4/15/10	3,175	3,129
U.S. Treasury Note	3.875%	5/15/10	2,275	2,232
U.S. Treasury Note	3.875%	7/15/10	2,150	2,108
U.S. Treasury Note	4.125%	8/15/10	150	149
U.S. Treasury Note	5.750%	8/15/10	275	291
U.S. Treasury Note	4.250%	10/15/10	2,500	2,487
U.S. Treasury Note	4.500%	11/15/10	100	101
U.S. Treasury Note	5.000%	8/15/11	320	330
U.S. Treasury Note	4.875%	2/15/12	3,850	3,952
U.S. Treasury Note	4.375%	8/15/12	100	100
U.S. Treasury Note	3.875%	2/15/13	200	194
U.S. Treasury Note	4.250%	8/15/13	15,150	15,015
U.S. Treasury Note	4.250%	11/15/13	10,575	10,476
U.S. Treasury Note	4.000%	2/15/14	7,425	7,224
U.S. Treasury Note	4.750%	5/15/14	275	282
U.S. Treasury Note	4.500%	11/15/15	46	46
				189,214
Agency Bonds and Notes (10.6%)
Arab Republic of Egypt (U.S. Government Guaranteed)	4.450%	9/15/15	350	343
1Federal Farm Credit Bank	3.250%	6/15/07	925	906
1Federal Farm Credit Bank	3.000%	12/17/07	275	266
1Federal Farm Credit Bank	3.375%	7/15/08	200	194
1Federal Farm Credit Bank	3.750%	1/15/09	225	219
1Federal Farm Credit Bank	4.125%	4/15/09	175	172
1Federal Farm Credit Bank	4.875%	12/16/15	175	176
1Federal Home Loan Bank	4.250%	4/16/07	3,500	3,480
1Federal Home Loan Bank	6.500%	8/15/07	1,450	1,490
1Federal Home Loan Bank	4.125%	10/19/07	650	644
1Federal Home Loan Bank	3.625%	1/15/08	4,500	4,408
1Federal Home Loan Bank	3.375%	2/15/08	1,000	973
1Federal Home Loan Bank	4.125%	4/18/08	1,250	1,235
1Federal Home Loan Bank	5.865%	9/2/08	1,100	1,132
1Federal Home Loan Bank	7.625%	5/14/10	1,850	2,056
1Federal Home Loan Bank	5.750%	5/15/12	2,200	2,316
1Federal Home Loan Bank	4.500%	11/15/12	1,250	1,230
1Federal Home Loan Bank	4.500%	9/16/13	1,000	980
1Federal Home Loan Bank	5.250%	6/18/14	200	206
1Federal Home Loan Mortgage Corp.	4.125%	4/2/07	4,050	4,022
1Federal Home Loan Mortgage Corp.	3.625%	2/15/08	1,750	1,715
1Federal Home Loan Mortgage Corp.	5.750%	4/15/08	2,750	2,812
1Federal Home Loan Mortgage Corp.	3.875%	6/15/08	5,500	5,396

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

1Federal Home Loan Mortgage Corp.	5.750%	3/15/09	1,000	1,031
1Federal Home Loan Mortgage Corp.	6.625%	9/15/09	1,750	1,861
1Federal Home Loan Mortgage Corp.	4.750%	1/18/11	150	150
1Federal Home Loan Mortgage Corp.	5.875%	3/21/11	250	260
1Federal Home Loan Mortgage Corp.	5.125%	7/15/12	1,100	1,119
1Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,150	1,129
1Federal Home Loan Mortgage Corp.	4.000%	6/12/13	325	308
1Federal Home Loan Mortgage Corp.	4.500%	7/15/13	500	490
1Federal Home Loan Mortgage Corp.	5.000%	7/15/14	4,000	4,057
1Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	498
1Federal Home Loan Mortgage Corp.	6.750%	3/15/31	775	975
1Federal Home Loan Mortgage Corp.	6.250%	7/15/32	425	507
1Federal National Mortgage Assn	5.000%	1/15/07	1,000	1,004
1Federal National Mortgage Assn	3.625%	3/15/07	1,500	1,481
1Federal National Mortgage Assn	7.125%	3/15/07	1,250	1,285
1Federal National Mortgage Assn	5.250%	4/15/07	1,500	1,510
1Federal National Mortgage Assn	6.625%	10/15/07	3,750	3,871
1Federal National Mortgage Assn	6.000%	5/15/08	2,825	2,906
1Federal National Mortgage Assn	3.875%	7/15/08	2,000	1,962
1Federal National Mortgage Assn	6.625%	9/15/09	5,060	5,380
1Federal National Mortgage Assn	7.250%	1/15/10	3,010	3,284
1Federal National Mortgage Assn	6.250%	2/1/11	400	423
1Federal National Mortgage Assn	5.500%	3/15/11	1,000	1,033
1Federal National Mortgage Assn	6.125%	3/15/12	1,450	1,552
1Federal National Mortgage Assn	4.625%	5/1/13	475	461
1Federal National Mortgage Assn	4.625%	10/15/13	1,450	1,433
1Federal National Mortgage Assn	4.375%	10/15/15	1,500	1,449
1Federal National Mortgage Assn	7.125%	1/15/30	1,425	1,856
1Federal National Mortgage Assn	6.625%	11/15/30	350	433
Private Export Funding Corp. (U.S. Government Guaranteed)	7.200%	1/15/10	400	436
State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	150	161
State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	50	54
State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	75	80
1Tennessee Valley Auth	7.125%	5/1/30	1,000	1,308
1Tennessee Valley Auth	4.650%	6/15/35	175	166
				82,284
Mortgage-Backed Securities (35.0%)
1 2Federal Home Loan Mortgage Corp.	4.000%	8/1/08-9/1/20	5,891	5,652
1 2Federal Home Loan Mortgage Corp.	4.500%	3/1/09-8/1/35	15,506	15,051
1 2Federal Home Loan Mortgage Corp.	5.000%	3/1/08-12/1/35	37,600	36,674
1 2Federal Home Loan Mortgage Corp.	5.500%	1/1/07-12/1/35	28,990	28,833
1 2Federal Home Loan Mortgage Corp.	6.000%	7/1/08-11/1/35	10,912	11,053
1 2Federal Home Loan Mortgage Corp.	6.500%	2/1/08-10/1/35	4,321	4,445
1 2Federal Home Loan Mortgage Corp.	7.000%	9/1/07-11/1/33	1,729	1,796
1 2Federal Home Loan Mortgage Corp.	7.500%	1/1/07-12/1/30	509	531
1 2Federal Home Loan Mortgage Corp.	8.000%	10/1/09-7/1/30	394	421
1 2Federal Home Loan Mortgage Corp.	8.500%	5/1/06-11/1/30	117	125
1 2Federal Home Loan Mortgage Corp.	9.000%	5/1/27-5/1/30	20	22
1 2Federal Home Loan Mortgage Corp.	9.500%	1/1/25-2/1/25	7	8
1 2Federal Home Loan Mortgage Corp.	10.000%	3/1/17-11/1/19	7	8
1 2Federal National Mortgage Assn	4.000%	12/1/10-6/1/19	2,269	2,186
1 2Federal National Mortgage Assn	4.500%	9/1/11-6/1/35	14,147	13,671
1 2Federal National Mortgage Assn	5.000%	9/1/09-9/1/35	46,084	45,009
1 2Federal National Mortgage Assn	5.500%	3/1/17-10/1/35	47,255	46,966
1 2Federal National Mortgage Assn	6.000%	11/1/08-6/1/35	17,965	18,175
1 2Federal National Mortgage Assn	6.500%	8/1/08-9/1/34	7,101	7,309

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

1 2Federal National Mortgage Assn	7.000%	10/1/07-6/1/34	1,968	2,049
1 2Federal National Mortgage Assn	7.500%	1/1/07-7/1/32	586	618
1 2Federal National Mortgage Assn	8.000%	2/1/08-11/1/30	184	198
1 2Federal National Mortgage Assn	8.500%	11/1/06-4/1/31	83	89
1 2Federal National Mortgage Assn	9.000%	6/1/22-12/1/24	17	18
1 2Federal National Mortgage Assn	9.500%	12/1/18-2/1/25	15	16
1 2Federal National Mortgage Assn	10.000%	8/1/20-8/1/21	6	8
1 2Federal National Mortgage Assn	10.500%	8/1/20	2	3
2Government National Mortgage Assn	4.500%	8/15/18-8/15/35	1,011	980
2Government National Mortgage Assn	5.000%	3/15/18-12/15/35	6,931	6,860
2 Government National Mortgage Assn	5.500%	6/15/18-10/15/35	11,167	11,254
2Government National Mortgage Assn	6.000%	3/15/09-6/15/35	5,632	5,772
2Government National Mortgage Assn	6.500%	10/15/08-6/15/34	2,549	2,661
2Government National Mortgage Assn	7.000%	10/15/08-1/15/32	925	975
2Government National Mortgage Assn	7.500%	5/15/08-1/15/31	415	443
2Government National Mortgage Assn	8.000%	3/15/08-12/15/30	260	280
2Government National Mortgage Assn	8.500%	7/15/09-7/15/30	100	108
2Government National Mortgage Assn	9.000%	4/15/16-7/15/30	124	135
2Government National Mortgage Assn	9.500%	4/15/17-12/15/21	21	23
2Government National Mortgage Assn	10.000%	5/15/20	5	5
2Government National Mortgage Assn	10.500%	5/15/19	13	15
2Government National Mortgage Assn	11.000%	10/15/15	6	7
2Government National Mortgage Assn	11.500%	2/15/13	4	4
				270,456
Total U.S. Government and Agency Obligations (Cost $542,474)				541,954
Corporate Bonds (25.5%)
Asset-Backed/Commercial Mortgage-Backed Securities (5.3%)
2Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	2,100	2,154
2Bear Stearns Commercial Mortgage Securities, Inc.	5.156%	10/12/42	1,000	1,010
2Chase Issuance Trust	4.650%	12/17/12	800	794
2 3Citicorp Lease Pass-Through Trust	8.040%	12/15/19	500	603
2 3Commercial Mortgage Lease-Backed Certificate	6.746%	6/20/31	979	1,036
2Countrywide Home Loans	4.062%	5/25/33	441	434
2Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/18/35	3,500	3,664
2First Union National Bank Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,224
2Ford Credit Auto Owner Trust	4.300%	8/15/09	375	372
2GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	1,750	1,797
2GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,477
2Honda Auto Receivables Owner Trust	4.610%	8/17/09	1,300	1,296
2JPMorgan Chase Commercial Mortgage Securities	4.200%	7/12/35	1,551	1,509
2JPMorgan Chase Commercial Mortgage Securities	4.697%	7/15/42	2,000	1,953
2LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	1,500	1,464
2LB-UBS Commercial Mortgage Trust	4.885%	9/15/30	1,950	1,941
2M&I Auto Loan Trust	3.040%	10/20/08	595	591
2MBNA Credit Card Master Note Trust	4.950%	6/15/09	1,200	1,202
2MBNA Credit Card Master Note Trust	4.300%	2/15/11	250	247
2MBNA Master Credit Card Trust	7.000%	2/15/12	400	431
2Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,208
2Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	2,500	2,632
2Nissan Auto Lease Trust	2.900%	8/15/07	1,100	1,089
2Nissan Auto Receivables Owner Trust	4.190%	7/15/09	200	198
2PG&E Energy Recovery Funding LLC	4.140%	9/25/12	200	195
2PG&E Energy Recovery Funding LLC	5.030%	3/25/14	600	604
2PNC Mortgage Acceptance Corp.	7.300%	10/12/33	2,000	2,161
2PSE&G Transition Funding LLC	6.890%	12/15/17	500	565

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

2Salomon Brothers Mortgage Securities VII	4.128%	9/25/33	1,004	985
2USAA Auto Owner Trust	2.930%	7/16/07	181	181
2USAA Auto Owner Trust	4.550%	2/16/10	550	548
2Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	850	851
2Wachovia Auto Owner Trust	4.790%	4/20/10	800	800
2Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	2,000	1,945
2World Omni Auto Receivables Trust	3.540%	6/12/09	700	690
				40,851
Finance (8.5%)
Banking (3.8%)
Abbey National PLC	7.950%	10/26/29	150	194
ABN AMRO Bank NV	7.125%	6/18/07	350	361
AmSouth Bank NA	5.200%	4/1/15	150	150
Bank of America Corp.	3.375%	2/17/09	250	239
Bank of America Corp.	4.250%	10/1/10	150	145
Bank of America Corp.	4.375%	12/1/10	100	97
Bank of America Corp.	7.400%	1/15/11	750	828
Bank of America Corp.	6.250%	4/15/12	350	374
Bank of America Corp.	5.375%	6/15/14	275	280
Bank of America Corp.	4.750%	8/1/15	100	97
Bank of America Corp.	5.625%	3/8/35	75	74
Bank of New York Co., Inc.	3.750%	2/15/08	250	245
Bank of New York Co., Inc.	4.950%	3/15/15	200	198
Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	196
Bank One Corp.	2.625%	6/30/08	50	47
Bank One Corp.	6.000%	2/17/09	1,000	1,028
Bank One Corp.	7.875%	8/1/10	50	56
Bank One Corp.	5.250%	1/30/13	50	50
BankAmerica Corp.	5.875%	2/15/09	300	308
Barclays Bank PLC	6.278%	12/29/49	80	80
BB&T Corp.	6.500%	8/1/11	125	134
BB&T Corp.	4.750%	10/1/12	125	123
BB&T Corp.	5.200%	12/23/15	125	125
BB&T Corp.	4.900%	6/30/17	75	73
BSCH Issuances Ltd.	7.625%	9/14/10	375	415
Citicorp Capital II	8.015%	2/15/27	500	532
Citigroup, Inc.	6.500%	2/15/08	100	103
Citigroup, Inc.	3.625%	2/9/09	25	24
Citigroup, Inc.	4.250%	7/29/09	200	196
Citigroup, Inc.	4.125%	2/22/10	250	243
Citigroup, Inc.	4.625%	8/3/10	775	766
Citigroup, Inc.	6.500%	1/18/11	100	107
Citigroup, Inc.	6.000%	2/21/12	150	158
Citigroup, Inc.	5.625%	8/27/12	100	103
Citigroup, Inc.	5.125%	5/5/14	50	50
Citigroup, Inc.	5.000%	9/15/14	100	99
Citigroup, Inc.	4.700%	5/29/15	50	48
Citigroup, Inc.	5.300%	1/7/16	225	227
Citigroup, Inc.	6.625%	6/15/32	100	113
Citigroup, Inc.	5.875%	2/22/33	100	104
Citigroup, Inc.	6.000%	10/31/33	250	263
Colonial Bank NA	6.375%	12/1/15	50	51
Credit Suisse First Boston USA, Inc.	5.750%	4/15/07	700	708
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	325	323
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	250	263

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	400	428
Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	65	65
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	150	146
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	235	233
Deutsche Bank Financial LLC	5.375%	3/2/15	225	228
Fifth Third Bank	4.200%	2/23/10	100	98
Fifth Third Bank	4.750%	2/1/15	325	315
First Tennessee Bank	5.050%	1/15/15	50	49
FirstStar Bank	7.125%	12/1/09	250	269
Fleet Boston Financial Corp.	3.850%	2/15/08	300	294
Fleet Capital Trust II	7.920%	12/11/26	400	424
Golden West Financial Corp.	4.125%	8/15/07	100	99
HSBC Bank USA	5.875%	11/1/34	250	255
HSBC Bank USA	5.625%	8/15/35	250	241
HSBC Holdings PLC	7.500%	7/15/09	350	377
HSBC Holdings PLC	7.625%	5/17/32	100	125
HSBC Holdings PLC	7.350%	11/27/32	100	122
J.P. Morgan, Inc.	6.700%	11/1/07	460	475
JPM Capital Trust II	7.950%	2/1/27	50	53
JPMorgan Chase & Co.	3.700%	1/15/08	400	392
JPMorgan Chase & Co.	3.625%	5/1/08	330	321
JPMorgan Chase & Co.	4.500%	1/15/12	100	97
JPMorgan Chase & Co.	6.625%	3/15/12	50	54
JPMorgan Chase & Co.	5.750%	1/2/13	50	52
JPMorgan Chase & Co.	5.125%	9/15/14	625	618
JPMorgan Chase & Co.	4.750%	3/1/15	50	49
JPMorgan Chase & Co.	5.150%	10/1/15	250	247
JPMorgan Chase & Co.	5.850%	8/1/35	275	273
Key Bank NA	5.000%	7/17/07	200	200
Key Bank NA	5.800%	7/1/14	125	130
Key Bank NA	4.950%	9/15/15	150	146
Marshall & Ilsley Bank	4.125%	9/4/07	50	49
Marshall & Ilsley Bank	4.850%	6/16/15	275	269
Mellon Bank NA	4.750%	12/15/14	50	49
Mellon Funding Corp.	5.000%	12/1/14	300	298
National City Corp.	3.200%	4/1/08	500	482
NB Capital Trust IV	8.250%	4/15/27	200	214
North Fork Bancorp	5.875%	8/15/12	150	157
PNC Bank NA	4.875%	9/21/17	275	265
PNC Funding Corp.	5.250%	11/15/15	100	100
Popular North America, Inc.	4.250%	4/1/08	100	98
Regions Financial Corp.	4.500%	8/8/08	100	99
Regions Financial Corp.	6.375%	5/15/12	100	107
Royal Bank of Canada	4.125%	1/26/10	225	219
Royal Bank of Scotland Group PLC	5.000%	11/12/13	300	299
Royal Bank of Scotland Group PLC	5.050%	1/8/15	50	50
Royal Bank of Scotland Group PLC	7.648%	8/29/49	450	544
Sanwa Bank Ltd.	8.350%	7/15/09	100	111
Sanwa Bank Ltd.	7.400%	6/15/11	200	219
Southtrust Corp.	5.800%	6/15/14	50	52
3Sovereign Bancorp, Inc.	4.800%	9/1/10	200	196
Sumitomo Bank International Finance NV	8.500%	6/15/09	150	166
Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	195	225
SunTrust Banks, Inc.	5.000%	9/1/15	100	99
SunTrust Banks, Inc.	5.450%	12/1/17	300	305

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Swiss Bank Corp.	7.000%	10/15/15	250	284
Swiss Bank Corp.	7.375%	6/15/17	100	118
Synovus Financial Corp.	5.125%	6/15/17	125	121
UFJ Finance Aruba AEC	6.750%	7/15/13	100	109
Union Planters Corp.	7.750%	3/1/11	300	337
UnionBanCal Corp.	5.250%	12/16/13	50	50
US Bancorp	5.100%	7/15/07	500	502
US Bank NA	3.700%	8/1/07	250	246
US Bank NA	4.950%	10/30/14	25	25
Wachovia Bank NA	4.875%	2/1/15	270	265
Wachovia Corp.	3.625%	2/17/09	400	386
Wachovia Corp.	4.375%	6/1/10	200	196
Wachovia Corp.	7.800%	8/18/10	75	84
Wachovia Corp.	4.875%	2/15/14	50	49
Wachovia Corp.	5.250%	8/1/14	55	55
3Wachovia Corp.	8.000%	12/15/26	600	636
Wachovia Corp.	5.500%	8/1/35	100	98
Washington Mutual Bank	6.875%	6/15/11	275	299
Washington Mutual Bank	5.500%	1/15/13	300	303
Washington Mutual Bank	5.650%	8/15/14	25	25
Washington Mutual Bank	5.125%	1/15/15	50	49
Washington Mutual, Inc.	4.200%	1/15/10	150	145
Washington Mutual, Inc.	5.000%	3/22/12	175	173
Washington Mutual, Inc.	5.250%	9/15/17	50	49
Wells Fargo & Co.	5.250%	12/1/07	450	454
Wells Fargo & Co.	4.125%	3/10/08	900	888
Wells Fargo & Co.	3.125%	4/1/09	50	47
Wells Fargo & Co.	4.200%	1/15/10	175	170
Wells Fargo & Co.	4.950%	10/16/13	350	347
Wells Fargo & Co.	5.125%	9/15/16	100	99
Wells Fargo & Co.	5.375%	2/7/35	50	49
World Savings Bank, FSB	4.125%	3/10/08	200	197
World Savings Bank, FSB	4.125%	12/15/09	150	146
Zions Bancorp	5.500%	11/16/15	175	176
Brokerage (1.4%)
Ameriprise Financial Inc.	5.350%	11/15/10	150	151
Ameriprise Financial Inc.	5.650%	11/15/15	125	127
Bear Stearns Co., Inc.	7.800%	8/15/07	700	731
Bear Stearns Co., Inc.	4.000%	1/31/08	75	74
Bear Stearns Co., Inc.	4.550%	6/23/10	25	25
Bear Stearns Co., Inc.	5.700%	11/15/14	225	232
Bear Stearns Co., Inc.	5.300%	10/30/15	50	50
Goldman Sachs Group, Inc.	3.875%	1/15/09	75	73
Goldman Sachs Group, Inc.	6.650%	5/15/09	500	525
Goldman Sachs Group, Inc.	7.350%	10/1/09	300	323
Goldman Sachs Group, Inc.	4.500%	6/15/10	325	318
Goldman Sachs Group, Inc.	6.600%	1/15/12	450	485
Goldman Sachs Group, Inc.	5.700%	9/1/12	150	154
Goldman Sachs Group, Inc.	5.250%	4/1/13	175	175
Goldman Sachs Group, Inc.	4.750%	7/15/13	25	24
Goldman Sachs Group, Inc.	5.250%	10/15/13	250	250
Goldman Sachs Group, Inc.	5.150%	1/15/14	135	134
Goldman Sachs Group, Inc.	5.125%	1/15/15	65	64
Goldman Sachs Group, Inc.	6.125%	2/15/33	125	132

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Goldman Sachs Group, Inc.	6.345%	2/15/34	400	418
Lehman Brothers Holdings, Inc.	4.000%	1/22/08	350	344
Lehman Brothers Holdings, Inc.	7.000%	2/1/08	300	312
Lehman Brothers Holdings, Inc.	3.500%	8/7/08	50	48
Lehman Brothers Holdings, Inc.	3.600%	3/13/09	200	192
Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	24
Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	150
Lehman Brothers Holdings, Inc.	6.625%	1/18/12	100	108
Lehman Brothers Holdings, Inc.	4.800%	3/13/14	425	415
Merrill Lynch & Co., Inc.	3.375%	9/14/07	535	522
Merrill Lynch & Co., Inc.	4.000%	11/15/07	190	187
Merrill Lynch & Co., Inc.	3.700%	4/21/08	50	49
Merrill Lynch & Co., Inc.	3.125%	7/15/08	50	48
Merrill Lynch & Co., Inc.	4.125%	1/15/09	50	49
Merrill Lynch & Co., Inc.	6.000%	2/17/09	100	103
Merrill Lynch & Co., Inc.	4.125%	9/10/09	30	29
Merrill Lynch & Co., Inc.	4.250%	2/8/10	200	195
Merrill Lynch & Co., Inc.	4.790%	8/4/10	270	267
Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	124
Merrill Lynch & Co., Inc.	5.450%	7/15/14	25	25
Merrill Lynch & Co., Inc.	5.000%	1/15/15	300	296
Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	83
Morgan Stanley Dean Witter	6.875%	3/1/07	100	102
Morgan Stanley Dean Witter	5.800%	4/1/07	775	784
Morgan Stanley Dean Witter	4.000%	1/15/10	250	240
Morgan Stanley Dean Witter	4.250%	5/15/10	400	388
Morgan Stanley Dean Witter	6.750%	4/15/11	250	269
Morgan Stanley Dean Witter	6.600%	4/1/12	250	269
Morgan Stanley Dean Witter	4.750%	4/1/14	525	503
Morgan Stanley Dean Witter	7.250%	4/1/32	150	180
Finance Companies (1.9%)
American Express Centurion Bank	4.375%	7/30/09	225	221
American Express Credit Corp.	3.000%	5/16/08	250	240
American Express Credit Corp.	5.000%	12/2/10	150	150
American General Finance Corp.	5.750%	3/15/07	300	303
American General Finance Corp.	3.875%	10/1/09	225	216
American General Finance Corp.	4.875%	5/15/10	100	99
American General Finance Corp.	4.875%	7/15/12	25	24
American General Finance Corp.	5.375%	10/1/12	30	30
Capital One Bank	4.875%	5/15/08	125	124
Capital One Bank	4.250%	12/1/08	175	171
Capital One Bank	5.750%	9/15/10	175	179
Capital One Financial	4.800%	2/21/12	100	97
Capital One Financial	5.500%	6/1/15	25	25
Capital One Financial	5.250%	2/21/17	50	48
3 4CIT Group Co. of Canada	4.900%	7/1/10	350	341
3 4CIT Group Co. of Canada	5.450%	6/1/15	125	122
CIT Group, Inc.	7.375%	4/2/07	100	103
CIT Group, Inc.	5.750%	9/25/07	100	101
CIT Group, Inc.	3.650%	11/23/07	25	24
CIT Group, Inc.	5.500%	11/30/07	100	101
CIT Group, Inc.	5.000%	11/24/08	175	175
CIT Group, Inc.	4.250%	2/1/10	100	97
CIT Group, Inc.	5.200%	11/3/10	100	100

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

CIT Group, Inc.	7.750%	4/2/12	125	142
CIT Group, Inc.	5.000%	2/1/15	100	97
Countrywide Home Loan	5.500%	2/1/07	200	201
Countrywide Home Loan	2.875%	2/15/07	200	195
Countrywide Home Loan	5.625%	5/15/07	250	252
Countrywide Home Loan	3.250%	5/21/08	50	48
Countrywide Home Loan	4.125%	9/15/09	225	217
General Electric Capital Corp.	5.000%	2/15/07	75	75
General Electric Capital Corp.	5.375%	3/15/07	175	176
General Electric Capital Corp.	4.250%	1/15/08	125	124
General Electric Capital Corp.	4.125%	3/4/08	200	197
General Electric Capital Corp.	3.500%	5/1/08	700	679
General Electric Capital Corp.	3.600%	10/15/08	70	68
General Electric Capital Corp.	3.250%	6/15/09	575	545
General Electric Capital Corp.	4.625%	9/15/09	1,375	1,361
General Electric Capital Corp.	6.125%	2/22/11	575	604
General Electric Capital Corp.	5.875%	2/15/12	100	104
General Electric Capital Corp.	4.250%	6/15/12	50	48
General Electric Capital Corp.	4.750%	9/15/14	100	98
General Electric Capital Corp.	6.750%	3/15/32	550	648
Household Finance Corp.	4.625%	1/15/08	175	174
Household Finance Corp.	6.400%	6/17/08	225	232
Household Finance Corp.	4.125%	12/15/08	100	98
Household Finance Corp.	4.750%	5/15/09	775	767
Household Finance Corp.	6.375%	10/15/11	275	290
Household Finance Corp.	7.000%	5/15/12	350	383
HSBC Finance Corp.	4.125%	3/11/08	50	49
HSBC Finance Corp.	4.625%	9/15/10	125	122
HSBC Finance Corp.	5.250%	1/14/11	225	225
HSBC Finance Corp.	6.750%	5/15/11	125	134
HSBC Finance Corp.	5.250%	4/15/15	50	49
4HSBC Finance Corp.	5.911%	11/30/35	100	101
International Lease Finance Corp.	3.125%	5/3/07	75	73
International Lease Finance Corp.	5.625%	6/1/07	200	202
International Lease Finance Corp.	4.500%	5/1/08	250	247
International Lease Finance Corp.	5.125%	11/1/10	425	425
International Lease Finance Corp.	5.000%	9/15/12	100	99
iStar Financial Inc.	5.150%	3/1/12	250	243
MBNA America Bank NA	5.375%	1/15/08	500	506
MBNA Corp.	6.125%	3/1/13	125	132
Residential Capital Corp.	6.125%	11/21/08	225	226
Residential Capital Corp.	6.375%	6/30/10	200	203
Residential Capital Corp.	6.875%	6/30/15	50	53
SLM Corp.	5.625%	4/10/07	475	479
SLM Corp.	4.500%	7/26/10	50	49
SLM Corp.	5.050%	11/14/14	450	445
SLM Corp.	5.625%	8/1/33	75	78
Insurance (0.8%)
ACE Ltd.	6.000%	4/1/07	100	101
AEGON NV	4.750%	6/1/13	100	98
Allstate Corp.	5.375%	12/1/06	250	251
Allstate Corp.	5.000%	8/15/14	200	198
Allstate Corp.	6.125%	12/15/32	100	106
Allstate Corp.	5.550%	5/9/35	125	123

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Ambac, Inc.	5.950%	12/5/35	200	204
American General Capital II	8.500%	7/1/30	100	134
4American International Group, Inc.	2.875%	5/15/08	125	119
3American International Group, Inc.	4.700%	10/1/10	100	98
3American International Group, Inc.	5.050%	10/1/15	100	98
Arch Capital Group Ltd.	7.350%	5/1/34	75	85
Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	74
Assurant, Inc.	5.625%	2/15/14	25	25
Assurant, Inc.	6.750%	2/15/34	50	55
AXA Financial, Inc.	7.750%	8/1/10	100	110
AXA SA	8.600%	12/15/30	150	201
Axis Capital Holdings	5.750%	12/1/14	50	50
Cincinnati Financial Corp.	6.125%	11/1/34	75	78
CNA Financial Corp.	5.850%	12/15/14	100	100
Commerce Group, Inc.	5.950%	12/9/13	50	51
Fund American Cos., Inc.	5.875%	5/15/13	75	76
GE Global Insurance Holdings Corp.	6.450%	3/1/19	100	106
GE Global Insurance Holdings Corp.	7.000%	2/15/26	50	56
GE Global Insurance Holdings Corp.	7.750%	6/15/30	50	61
Genworth Financial, Inc.	4.750%	6/15/09	75	74
Genworth Financial, Inc.	5.750%	6/15/14	50	52
Genworth Financial, Inc.	6.500%	6/15/34	50	56
Hartford Life, Inc.	7.375%	3/1/31	200	245
4ING Capital Funding Trust III	5.775%	12/8/49	150	151
ING USA Global	4.500%	10/1/10	250	245
Lincoln National Corp.	6.200%	12/15/11	100	106
Loews Corp.	6.000%	2/1/35	50	50
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	50
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	182
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	50	50
MetLife, Inc.	5.250%	12/1/06	250	251
MetLife, Inc.	5.000%	11/24/13	50	50
MetLife, Inc.	5.000%	6/15/15	125	123
MetLife, Inc.	6.500%	12/15/32	75	83
MetLife, Inc.	6.375%	6/15/34	100	110
MetLife, Inc.	5.700%	6/15/35	100	100
3Nationwide Life Global Funding	5.350%	2/15/07	150	151
Principal Life Inc. Funding	5.100%	4/15/14	100	100
Protective Life Secured Trust	3.700%	11/24/08	175	169
Prudential Financial, Inc.	4.500%	7/15/13	100	96
Prudential Financial, Inc.	5.100%	9/20/14	75	75
Prudential Financial, Inc.	5.750%	7/15/33	50	50
Prudential Financial, Inc.	5.400%	6/13/35	100	95
St. Paul Cos., Inc.	5.750%	3/15/07	225	227
Travelers Property Casualty Corp.	3.750%	3/15/08	100	97
Willis Group Holdings Ltd.	5.625%	7/15/15	100	100
XL Capital Ltd.	5.250%	9/15/14	125	123
Real Estate Investment Trusts (0.5%)
Archstone-Smith Trust	5.250%	5/1/15	100	99
Arden Realty LP	5.250%	3/1/15	25	25
Boston Properties, Inc.	5.625%	4/15/15	125	126
Brandywine Operating Partnership	4.500%	11/1/09	100	97
Brandywine Operating Partnership	5.625%	12/15/10	50	50
Brandywine Operating Partnership	5.400%	11/1/14	100	98

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Colonial Realty LP	5.500%	10/1/15	50	49
Developers Diversified Reality Corp.	5.375%	10/15/12	125	124
EOP Operating LP	6.750%	2/15/08	75	77
EOP Operating LP	4.650%	10/1/10	400	388
EOP Operating LP	7.000%	7/15/11	100	107
EOP Operating LP	6.750%	2/15/12	50	53
EOP Operating LP	5.875%	1/15/13	150	153
ERP Operating LP	6.625%	3/15/12	250	269
ERP Operating LP	5.250%	9/15/14	50	50
ERP Operating LP	5.125%	3/15/16	50	49
Health Care Property Investment, Inc.	6.450%	6/25/12	250	261
Health Care REIT, Inc.	6.200%	6/1/16	100	100
HealthCare Realty Trust	5.125%	4/1/14	75	71
Hospitality Properties	5.125%	2/15/15	50	48
HRPT Properties Trust	6.250%	8/15/16	150	157
Liberty Property LP	5.125%	3/2/15	150	145
3ProLogis	5.250%	11/15/10	75	75
ProLogis	5.500%	3/1/13	75	76
3ProLogis	5.625%	11/15/15	75	75
Regency Centers LP	6.750%	1/15/12	200	214
Regency Centers LP	5.250%	8/1/15	25	24
Simon Property Group Inc.	6.375%	11/15/07	375	384
Simon Property Group Inc.	4.875%	8/15/10	75	74
3Simon Property Group Inc.	5.750%	12/1/15	200	202
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	100	101
Other (0.1%)
Berkshire Hathaway Finance Corp.	3.400%	7/2/07	50	49
Berkshire Hathaway Finance Corp.	3.375%	10/15/08	75	72
Berkshire Hathaway Finance Corp.	4.125%	1/15/10	100	97
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	100	97
Berkshire Hathaway Finance Corp.	4.750%	5/15/12	100	98
Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50	49
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	175	171
J. Paul Getty Trust	5.875%	10/1/33	75	79
	65,398
Industrial (9.9%)
Basic Industry (0.8%)
Alcan, Inc.	4.500%	5/15/13	125	119
Alcan, Inc.	5.200%	1/15/14	125	124
Alcan, Inc.	5.000%	6/1/15	50	49
Alcoa, Inc.	4.250%	8/15/07	350	347
Alcoa, Inc.	7.375%	8/1/10	100	110
Barrick Gold Finance Inc.	4.875%	11/15/14	75	73
BHP Billiton Finance	4.800%	4/15/13	50	49
BHP Billiton Finance	5.250%	12/15/15	50	50
BHP Finance USA Ltd.	8.500%	12/1/12	200	239
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	248
Dow Chemical Co.	5.000%	11/15/07	500	501
Dow Chemical Co.	7.375%	11/1/29	25	30
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	200	213
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	225	218
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	113
Falconbridge Ltd.	7.350%	6/5/12	75	82
ICI Wilmington	4.375%	12/1/08	100	98
Inco Ltd.	7.750%	5/15/12	125	139

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Inco Ltd.	5.700%	10/15/15	100	99
International Paper Co.	4.250%	1/15/09	100	97
International Paper Co.	6.750%	9/1/11	335	355
Lubrizol Corp.	5.500%	10/1/14	250	250
MeadWestvaco Corp.	6.850%	4/1/12	150	159
Monsanto Co.	7.375%	8/15/12	100	112
Newmont Mining	5.875%	4/1/35	100	99
Noranda, Inc.	7.250%	7/15/12	50	54
Noranda, Inc.	5.500%	6/15/17	200	192
Placer Dome, Inc.	6.450%	10/15/35	75	79
Plum Creek Timber Co.	5.875%	11/15/15	100	101
Potash Corp. of Saskatchewan	7.750%	5/31/11	300	335
Praxair, Inc.	3.950%	6/1/13	200	187
Rohm & Haas Co.	7.850%	7/15/29	100	129
Teck Cominco Ltd.	6.125%	10/1/35	150	148
Vale Overseas Ltd.	8.250%	1/17/34	175	201
Westvaco Corp.	8.200%	1/15/30	25	29
Weyerhaeuser Co.	6.750%	3/15/12	475	504
Weyerhaeuser Co.	7.375%	3/15/32	50	56
Capital Goods (1.1%)
Bemis Co. Inc.	4.875%	4/1/12	150	147
Boeing Capital Corp.	7.375%	9/27/10	350	385
Boeing Capital Corp.	5.800%	1/15/13	250	262
Caterpillar Financial Services Corp.	2.700%	7/15/08	150	142
Caterpillar Financial Services Corp.	4.500%	9/1/08	100	99
Caterpillar Financial Services Corp.	4.150%	1/15/10	250	242
Caterpillar Financial Services Corp.	5.050%	12/1/10	50	50
Caterpillar Financial Services Corp.	4.750%	2/17/15	150	146
Caterpillar, Inc.	7.300%	5/1/31	100	126
Caterpillar, Inc.	7.375%	3/1/97	175	223
CRH America Inc.	6.950%	3/15/12	300	325
Deere & Co.	6.950%	4/25/14	200	225
Emerson Electric Co.	7.125%	8/15/10	50	55
Emerson Electric Co.	4.625%	10/15/12	300	295
General Dynamics Corp.	3.000%	5/15/08	200	192
General Dynamics Corp.	4.250%	5/15/13	75	72
General Electric Co.	5.000%	2/1/13	450	449
Hanson PLC	7.875%	9/27/10	75	83
Hanson PLC	5.250%	3/15/13	100	99
Honeywell International, Inc.	6.125%	11/1/11	100	106
Ingersoll-Rand Co.	4.750%	5/15/15	225	218
John Deere Capital Corp.	3.875%	3/7/07	100	99
John Deere Capital Corp.	4.500%	8/25/08	500	496
John Deere Capital Corp.	7.000%	3/15/12	25	28
Lockheed Martin Corp.	8.500%	12/1/29	250	339
Masco Corp.	5.875%	7/15/12	100	101
Masco Corp.	4.800%	6/15/15	75	70
Northrop Grumman Corp.	7.125%	2/15/11	100	109
Northrop Grumman Corp.	7.750%	2/15/31	125	159
Raytheon Co.	8.300%	3/1/10	200	224
Raytheon Co.	5.500%	11/15/12	175	179
Raytheon Co.	5.375%	4/1/13	100	101
Raytheon Co.	7.200%	8/15/27	100	119
Republic Services, Inc.	6.086%	3/15/35	75	77
Textron Financial Corp.	4.600%	5/3/10	150	148

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Textron, Inc.	6.500%	6/1/12	225	244
The Boeing Co.	6.625%	2/15/38	150	176
TRW, Inc.	7.750%	6/1/29	100	128
Tyco International Group SA	6.750%	2/15/11	125	131
Tyco International Group SA	6.375%	10/15/11	125	130
Tyco International Group SA	6.000%	11/15/13	50	51
Tyco International Group SA	7.000%	6/15/28	325	355
United Technologies Corp.	4.375%	5/1/10	100	98
United Technologies Corp.	4.875%	5/1/15	125	124
United Technologies Corp.	6.700%	8/1/28	100	116
United Technologies Corp.	7.500%	9/15/29	125	159
United Technologies Corp.	5.400%	5/1/35	50	50
USA Waste Services, Inc.	7.000%	7/15/28	125	141
Waste Management, Inc.	5.000%	3/15/14	75	73
Waste Management, Inc.	7.750%	5/15/32	175	217
Communication (2.7%)
Alltel Corp.	7.000%	7/1/12	250	275
America Movil SA de C.V	4.125%	3/1/09	125	121
America Movil SA de C.V	5.500%	3/1/14	50	49
America Movil SA de C.V	5.750%	1/15/15	100	100
America Movil SA de C.V	6.375%	3/1/35	125	122
Ameritech Capital Funding	6.150%	1/15/08	275	280
AT&T Corp.	6.000%	3/15/09	250	255
4AT&T Corp.	9.750%	11/15/31	300	377
AT&T Wireless Services, Inc.	7.875%	3/1/11	300	336
AT&T Wireless Services, Inc.	8.125%	5/1/12	250	288
AT&T Wireless Services, Inc.	8.750%	3/1/31	175	232
BellSouth Capital Funding	7.875%	2/15/30	400	487
BellSouth Corp.	4.200%	9/15/09	225	218
BellSouth Corp.	4.750%	11/15/12	125	122
BellSouth Corp.	5.200%	9/15/14	175	174
BellSouth Corp.	6.550%	6/15/34	225	242
BellSouth Corp.	6.000%	11/15/34	90	90
BellSouth Telecommunications	6.375%	6/1/28	35	36
British Sky Broadcasting Corp.	6.875%	2/23/09	50	52
British Sky Broadcasting Corp.	8.200%	7/15/09	50	55
4British Telecommunications PLC	8.375%	12/15/10	325	370
4British Telecommunications PLC	8.875%	12/15/30	200	269
CenturyTel, Inc.	5.000%	2/15/15	50	47
Cingular Wireless	7.125%	12/15/31	150	172
Clear Channel Communications, Inc.	7.650%	9/15/10	250	268
Clear Channel Communications, Inc.	5.000%	3/15/12	225	214
Clear Channel Communications, Inc.	5.500%	9/15/14	125	119
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	150	174
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	182
Comcast Cable Communications, Inc.	8.375%	5/1/07	750	783
Comcast Cable Communications, Inc.	6.875%	6/15/09	300	315
Comcast Cable Communications, Inc.	8.875%	5/1/17	350	429
Comcast Corp.	5.500%	3/15/11	50	50
Comcast Corp.	5.650%	6/15/35	25	23
Comcast Corp.	6.500%	11/15/35	100	102
Cox Communications, Inc.	7.750%	11/1/10	400	433
Cox Communications, Inc.	5.450%	12/15/14	250	244
Cox Communications, Inc.	5.500%	10/1/15	125	122
Deutsche Telekom International Finance	3.875%	7/22/08	100	98

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

4Deutsche Telekom International Finance	8.000%	6/15/10	525	586
4Deutsche Telekom International Finance	8.250%	6/15/30	425	549
4France Telecom	7.750%	3/1/11	200	224
4France Telecom	8.500%	3/1/31	425	573
Gannett Co., Inc.	6.375%	4/1/12	150	155
Grupo Televisa SA	6.625%	3/18/25	100	103
Koninklijke KPN NV	8.000%	10/1/10	175	192
News America Holdings, Inc.	9.250%	2/1/13	200	244
News America Holdings, Inc.	8.150%	10/17/36	175	211
News America Inc.	5.300%	12/15/14	200	199
News America Inc.	6.200%	12/15/34	25	25
3News America Inc.	6.400%	12/15/35	165	167
Nextel Communications	6.875%	10/31/13	150	156
Nextel Communications	5.950%	3/15/14	105	106
Nextel Communications	7.375%	8/1/15	180	190
Pacific Bell	7.125%	3/15/26	50	55
R.R. Donnelley & Sons Co.	3.750%	4/1/09	50	47
R.R. Donnelley & Sons Co.	4.950%	5/15/10	50	49
R.R. Donnelley & Sons Co.	4.950%	4/1/14	50	47
Reed Elsevier Capital	4.625%	6/15/12	25	24
SBC Communications, Inc.	7.500%	5/1/07	50	52
SBC Communications, Inc.	4.125%	9/15/09	200	193
SBC Communications, Inc.	5.300%	11/15/10	50	50
SBC Communications, Inc.	5.875%	2/1/12	265	273
SBC Communications, Inc.	5.875%	8/15/12	185	191
SBC Communications, Inc.	5.100%	9/15/14	275	269
SBC Communications, Inc.	6.150%	9/15/34	25	25
Sprint Capital Corp.	6.000%	1/15/07	250	253
Sprint Capital Corp.	6.125%	11/15/08	400	411
Sprint Capital Corp.	7.625%	1/30/11	50	55
Sprint Capital Corp.	6.875%	11/15/28	200	219
Sprint Capital Corp.	8.750%	3/15/32	350	463
Telecom Italia Capital	4.000%	11/15/08	135	131
Telecom Italia Capital	4.000%	1/15/10	190	181
Telecom Italia Capital	4.875%	10/1/10	100	98
Telecom Italia Capital	5.250%	11/15/13	225	221
Telecom Italia Capital	4.950%	9/30/14	125	120
Telecom Italia Capital	5.250%	10/1/15	225	218
Telecom Italia Capital	6.375%	11/15/33	50	51
Telecom Italia Capital	6.000%	9/30/34	75	72
Tele-Communications, Inc.	7.875%	8/1/13	50	56
Telefonica Europe BV	7.750%	9/15/10	125	137
Telefonica Europe BV	8.250%	9/15/30	200	248
Telefonos de Mexico SA	4.750%	1/27/10	125	123
Telefonos de Mexico SA	5.500%	1/27/15	125	123
Telus Corp.	7.500%	6/1/07	300	310
Telus Corp.	8.000%	6/1/11	125	140
Thomson Corp.	5.750%	2/1/08	100	102
Thomson Corp.	5.500%	8/15/35	200	196
Time Warner Entertainment	7.250%	9/1/08	50	52
Time Warner Entertainment	8.375%	3/15/23	175	201
Univision Communications, Inc.	7.850%	7/15/11	175	192
US Cellular	6.700%	12/15/33	75	74
Verizon Global Funding Corp.	4.000%	1/15/08	200	196
Verizon Global Funding Corp.	7.250%	12/1/10	300	326
Verizon Global Funding Corp.	6.875%	6/15/12	900	977

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Verizon Global Funding Corp.	7.750%	12/1/30	125	149
Verizon New England, Inc.	6.500%	9/15/11	200	205
Verizon New Jersey, Inc.	5.875%	1/17/12	100	101
Verizon New York, Inc.	6.875%	4/1/12	75	78
Verizon Virginia, Inc.	4.625%	3/15/13	100	93
Vodafone AirTouch PLC	7.750%	2/15/10	50	55
Vodafone AirTouch PLC	7.875%	2/15/30	50	62
Vodafone Group PLC	3.950%	1/30/08	200	197
Vodafone Group PLC	5.000%	12/16/13	350	345
Vodafone Group PLC	5.000%	9/15/15	200	195
WPP Finance USA Corp.	5.875%	6/15/14	75	75
Consumer Cyclical (1.5%)
Brinker International	5.750%	6/1/14	50	50
Cendant Corp.	7.375%	1/15/13	300	334
Centex Corp.	5.450%	8/15/12	75	74
Centex Corp.	5.125%	10/1/13	50	48
Centex Corp.	5.250%	6/15/15	300	284
Chrysler Corp.	7.450%	3/1/27	50	54
Costco Wholesale Corp.	5.500%	3/15/07	75	76
CVS Corp.	4.000%	9/15/09	75	72
CVS Corp.	4.875%	9/15/14	75	73
D.R. Horton, Inc.	4.875%	1/15/10	75	73
D.R. Horton, Inc.	5.250%	2/15/15	220	206
DaimlerChrysler North America Holding Corp.	4.750%	1/15/08	250	248
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	250	243
DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	25	26
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	175	171
DaimlerChrysler North America Holding Corp.	7.750%	1/18/11	250	273
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	625	676
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	125	131
Federated Department Stores, Inc.	6.625%	4/1/11	200	212
Federated Department Stores, Inc.	6.790%	7/15/27	50	53
Harrah's Operating Co., Inc.	7.125%	6/1/07	100	103
Harrah's Operating Co., Inc.	5.375%	12/15/13	250	244
Harrah's Operating Co., Inc.	5.625%	6/1/15	200	195
Harrah's Operating Co., Inc.	5.750%	10/1/17	125	121
Home Depot Inc.	3.750%	9/15/09	225	217
Home Depot Inc.	4.625%	8/15/10	150	149
Kohl's Corp.	6.000%	1/15/33	100	99
Lennar Corp.	5.600%	5/31/15	225	218
Lowe's Cos., Inc.	6.875%	2/15/28	25	29
Lowe's Cos., Inc.	6.500%	3/15/29	200	225
Marriott International	4.625%	6/15/12	100	96
May Department Stores Co.	5.750%	7/15/14	50	51
2May Department Stores Co.	9.750%	2/15/21	78	95
May Department Stores Co.	6.650%	7/15/24	75	79
May Department Stores Co.	6.700%	7/15/34	50	53
MDC Holdings Inc.	5.500%	5/15/13	75	73
Pulte Homes, Inc.	4.875%	7/15/09	175	171
Pulte Homes, Inc.	5.250%	1/15/14	75	72
Pulte Homes, Inc.	7.875%	6/15/32	25	28
Pulte Homes, Inc.	6.000%	2/15/35	50	45
Target Corp.	5.400%	10/1/08	250	254
Target Corp.	5.375%	6/15/09	125	127
Target Corp.	7.500%	8/15/10	75	83

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Target Corp.	5.875%	3/1/12	200	211
Target Corp.	7.000%	7/15/31	25	30
Target Corp.	6.350%	11/1/32	75	85
The Walt Disney Co.	5.375%	6/1/07	400	402
The Walt Disney Co.	6.375%	3/1/12	150	159
Time Warner, Inc.	8.180%	8/15/07	450	469
Time Warner, Inc.	6.875%	5/1/12	75	80
Time Warner, Inc.	9.150%	2/1/23	195	240
Time Warner, Inc.	6.625%	5/15/29	175	175
Time Warner, Inc.	7.625%	4/15/31	150	166
Time Warner, Inc.	7.700%	5/1/32	225	253
3Toll Brothers, Inc.	5.150%	5/15/15	100	93
Toyota Motor Credit Corp.	4.250%	3/15/10	525	514
Viacom Inc.	7.700%	7/30/10	125	135
Viacom Inc.	6.625%	5/15/11	375	390
Wal-Mart Stores, Inc.	4.375%	7/12/07	275	274
Wal-Mart Stores, Inc.	3.375%	10/1/08	475	458
Wal-Mart Stores, Inc.	6.875%	8/10/09	250	266
Wal-Mart Stores, Inc.	4.000%	1/15/10	100	97
Wal-Mart Stores, Inc.	4.125%	7/1/10	50	48
Wal-Mart Stores, Inc.	4.750%	8/15/10	150	149
Wal-Mart Stores, Inc.	4.125%	2/15/11	50	48
Wal-Mart Stores, Inc.	4.550%	5/1/13	200	195
Wal-Mart Stores, Inc.	4.500%	7/1/15	50	48
Wal-Mart Stores, Inc.	7.550%	2/15/30	100	128
Wal-Mart Stores, Inc.	5.250%	9/1/35	75	73
Yum! Brands, Inc.	8.875%	4/15/11	100	115
Yum! Brands, Inc.	7.700%	7/1/12	50	55
Consumer Noncyclical (1.9%)
Abbott Laboratories	3.500%	2/17/09	125	120
Aetna, Inc.	7.875%	3/1/11	100	112
Albertson's, Inc.	7.500%	2/15/11	100	103
Albertson's, Inc.	7.450%	8/1/29	75	70
Albertson's, Inc.	8.000%	5/1/31	100	99
Altria Group, Inc.	5.625%	11/4/08	125	127
Altria Group, Inc.	7.000%	11/4/13	50	55
3AmerisourceBergen Corp.	5.875%	9/15/15	150	151
Amgen Inc.	4.000%	11/18/09	175	170
Amgen Inc.	4.850%	11/18/14	100	99
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	261
Anheuser-Busch Cos., Inc.	7.125%	7/1/17	150	157
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	75	89
Archer-Daniels-Midland Co.	7.500%	3/15/27	200	245
Archer-Daniels-Midland Co.	5.375%	9/15/35	100	96
AstraZeneca PLC	5.400%	6/1/14	75	77
3Baxter International, Inc.	4.750%	10/15/10	175	172
Boston Scientific	5.450%	6/15/14	225	223
Boston Scientific	6.250%	11/15/35	50	53
Bottling Group LLC	4.625%	11/15/12	200	196
Bristol-Myers Squibb Co.	5.750%	10/1/11	150	155
Bristol-Myers Squibb Co.	7.150%	6/15/23	300	356
Bunge Ltd. Finance Corp.	4.375%	12/15/08	100	98
Bunge Ltd. Finance Corp.	5.350%	4/15/14	125	124
Bunge Ltd. Finance Corp.	5.100%	7/15/15	75	73
Campbell Soup Co.	5.500%	3/15/07	100	101

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Campbell Soup Co.	6.750%	2/15/11	100	107
Cardinal Health, Inc.	4.000%	6/15/15	50	45
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	123
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	117
CIGNA Corp.	7.875%	5/15/27	200	242
Clorox Co.	4.200%	1/15/10	175	170
Clorox Co.	5.000%	1/15/15	50	49
Coca-Cola Enterprises Inc.	5.750%	11/1/08	150	153
Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	66
Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	253
Coca-Cola HBC Finance	5.125%	9/17/13	100	100
ConAgra Foods, Inc.	7.875%	9/15/10	500	549
Diageo Finance BV	5.300%	10/28/15	75	76
Eli Lilly & Co.	6.000%	3/15/12	50	53
Genentech Inc.	4.400%	7/15/10	75	74
Genentech Inc.	4.750%	7/15/15	25	24
Genentech Inc.	5.250%	7/15/35	75	72
General Mills, Inc.	5.125%	2/15/07	100	100
General Mills, Inc.	6.000%	2/15/12	33	34
Gillette Co.	3.800%	9/15/09	100	97
GlaxoSmithKline Capital Inc.	2.375%	4/16/07	150	146
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	75	72
Grand Metropolitan Investment Corp.	9.000%	8/15/11	400	474
4H.J. Heinz Co.	6.750%	3/15/32	225	247
Hospira, Inc.	4.950%	6/15/09	75	75
Hospira, Inc.	5.900%	6/15/14	75	78
Johnson & Johnson	3.800%	5/15/13	75	71
Johnson & Johnson	4.950%	5/15/33	75	73
Kellogg Co.	2.875%	6/1/08	250	238
Kellogg Co.	6.600%	4/1/11	220	235
Kimberly-Clark Corp.	4.875%	8/15/15	200	200
Kimberly-Clark Corp.	6.250%	7/15/18	50	55
Kraft Foods, Inc.	4.125%	11/12/09	425	411
Kraft Foods, Inc.	5.625%	11/1/11	50	51
Kraft Foods, Inc.	6.250%	6/1/12	100	106
Kraft Foods, Inc.	5.250%	10/1/13	25	25
Kraft Foods, Inc.	6.500%	11/1/31	200	220
Kroger Co.	7.800%	8/15/07	25	26
Kroger Co.	6.800%	4/1/11	75	79
Kroger Co.	6.750%	4/15/12	175	184
Kroger Co.	6.200%	6/15/12	250	256
Kroger Co.	8.000%	9/15/29	125	145
Laboratory Corp. of America	5.625%	12/15/15	75	75
3Medtronic Inc.	4.375%	9/15/10	75	73
3Medtronic Inc.	4.750%	9/15/15	100	97
Merck & Co.	4.375%	2/15/13	200	189
Merck & Co.	4.750%	3/1/15	50	48
Merck & Co.	6.400%	3/1/28	50	54
Molson Coors	4.850%	9/22/10	50	49
Pepsi Bottling Group, Inc.	7.000%	3/1/29	125	150
PepsiAmericas Inc.	5.000%	5/15/17	100	98
Pfizer, Inc.	4.500%	2/15/14	325	318
Philip Morris Cos., Inc.	7.650%	7/1/08	50	53
Philip Morris Cos., Inc.	7.750%	1/15/27	175	207
Procter & Gamble Co.	6.875%	9/15/09	100	107
Procter & Gamble Co.	4.950%	8/15/14	50	50

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Procter& Gamble Co.	5.500%	2/1/34	25	26
2Procter & Gamble Co. ESOP	9.360%	1/1/21	500	649
3Quest Diagnostic, Inc.	5.450%	11/1/15	200	201
Safeway, Inc.	6.500%	3/1/11	200	206
Safeway, Inc.	7.250%	2/1/31	50	54
4Schering-Plough Corp.	5.550%	12/1/13	100	102
4Schering-Plough Corp.	6.750%	12/1/33	75	85
Sysco Corp.	5.375%	9/21/35	100	98
Tyson Foods, Inc.	8.250%	10/1/11	100	112
Unilever Capital Corp.	7.125%	11/1/10	350	382
Unilever Capital Corp.	5.900%	11/15/32	50	53
UnitedHealth Group, Inc.	5.200%	1/17/07	200	201
UnitedHealth Group, Inc.	4.125%	8/15/09	50	49
UnitedHealth Group, Inc.	5.000%	8/15/14	75	75
UnitedHealth Group, Inc.	4.875%	3/15/15	50	49
WellPoint Inc.	3.750%	12/14/07	25	24
WellPoint Inc.	4.250%	12/15/09	50	48
WellPoint Inc.	6.375%	1/15/12	100	106
WellPoint Inc.	5.000%	12/15/14	25	25
WellPoint Inc.	5.950%	12/15/34	75	78
WellPoint, Inc.	6.800%	8/1/12	150	164
Wrigley Co.	4.300%	7/15/10	125	123
Wrigley Co.	4.650%	7/15/15	125	122
4Wyeth	4.375%	3/1/08	250	247
4Wyeth	5.500%	3/15/13	275	279
Wyeth	5.500%	2/1/14	50	51
Wyeth	6.450%	2/1/24	100	108
Wyeth	6.500%	2/1/34	100	110
3Wyeth	6.000%	2/15/36	125	128
Energy (1.0%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	154
Amerada Hess Corp.	6.650%	8/15/11	100	108
Amerada Hess Corp.	7.875%	10/1/29	150	182
Anadarko Finance Co.	6.750%	5/1/11	25	27
Anadarko Finance Co.	7.500%	5/1/31	325	398
Baker Hughes, Inc.	6.875%	1/15/29	100	119
BP Capital Markets PLC	2.750%	12/29/06	125	122
BP Capital Markets PLC	2.625%	3/15/07	225	219
Burlington Resources, Inc.	6.680%	2/15/11	50	54
Burlington Resources, Inc.	7.200%	8/15/31	200	247
Burlington Resources, Inc.	7.400%	12/1/31	175	222
Canadian Natural Resources	7.200%	1/15/32	125	146
ChevronTexaco Capital Co.	3.500%	9/17/07	250	245
ChevronTexaco Capital Co.	3.375%	2/15/08	150	146
Conoco Funding Co.	6.350%	10/15/11	1,100	1,173
Conoco Funding Co.	7.250%	10/15/31	75	93
Devon Financing Corp.	7.875%	9/30/31	250	318
Diamond Offshore Drilling	4.875%	7/1/15	25	24
Encana Corp.	4.600%	8/15/09	100	99
Encana Corp.	4.750%	10/15/13	25	24
Encana Holdings Finance Corp.	5.800%	5/1/14	100	104
Halliburton Co.	5.500%	10/15/10	150	154
Husky Energy Inc.	6.150%	6/15/19	100	104
Marathon Oil Corp.	6.125%	3/15/12	100	106
Marathon Oil Corp.	6.800%	3/15/32	50	58

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Nexen, Inc.	5.050%	11/20/13	50	49
Nexen, Inc.	7.875%	3/15/32	50	62
Norsk Hydro	7.250%	9/23/27	150	186
Occidental Petroleum	6.750%	1/15/12	250	275
Occidental Petroleum	7.200%	4/1/28	150	185
Ocean Energy, Inc.	4.375%	10/1/07	100	99
Ocean Energy, Inc.	7.250%	10/1/11	75	83
Petro-Canada	7.875%	6/15/26	25	31
Petro-Canada	7.000%	11/15/28	100	114
Petro-Canada	5.350%	7/15/33	150	141
Petro-Canada	5.950%	5/15/35	125	128
2 3PF Export Receivables Master Trust	6.600%	12/1/11	442	447
Phillips Petroleum Co.	8.750%	5/25/10	450	517
Suncor Energy, Inc.	5.950%	12/1/34	75	80
Sunoco, Inc.	4.875%	10/15/14	50	49
Talisman Energy, Inc.	5.125%	5/15/15	50	49
Tosco Corp.	8.125%	2/15/30	100	135
Transocean Sedco Forex, Inc.	7.500%	4/15/31	175	220
Valero Energy Corp.	7.500%	4/15/32	75	91
XTO Energy, Inc.	6.250%	4/15/13	175	186
XTO Energy, Inc.	5.000%	1/31/15	50	49
XTO Energy, Inc.	5.300%	6/30/15	100	100
Technology (0.4%)
Affiliated Computer Services	5.200%	6/1/15	50	42
3 4Computer Associates Inc.	5.000%	12/1/09	125	122
Deluxe Corp.	3.500%	10/1/07	50	48
Electronic Data Systems	7.125%	10/15/09	50	53
4Electronic Data Systems	6.500%	8/1/13	175	180
Electronic Data Systems	7.450%	10/15/29	25	27
First Data Corp.	4.500%	6/15/10	75	72
First Data Corp.	5.625%	11/1/11	50	50
First Data Corp.	4.850%	10/1/14	275	259
First Data Corp.	4.950%	6/15/15	50	47
Harris Corp.	5.000%	10/1/15	125	121
Hewlett-Packard Co.	3.625%	3/15/08	400	390
International Business Machines Corp.	6.450%	8/1/07	500	513
International Business Machines Corp.	5.375%	2/1/09	25	25
International Business Machines Corp.	4.375%	6/1/09	150	148
International Business Machines Corp.	6.220%	8/1/27	75	82
International Business Machines Corp.	7.125%	12/1/96	250	302
Motorola, Inc.	7.625%	11/15/10	44	49
Motorola, Inc.	8.000%	11/1/11	50	57
Motorola, Inc.	7.500%	5/15/25	75	90
Motorola, Inc.	6.500%	9/1/25	125	136
Pitney Bowes, Inc.	4.875%	8/15/14	200	197
Pitney Bowes, Inc.	4.750%	1/15/16	100	97
Science Applications International Corp.	6.250%	7/1/12	25	26
Science Applications International Corp.	5.500%	7/1/33	25	24
Transportation (0.4%)
2American Airlines, Inc.	6.855%	4/15/09	133	135
American Airlines, Inc.	7.024%	10/15/09	50	52
Burlington Northern Santa Fe Corp.	7.875%	4/15/07	400	414
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	25	27
Canadian National Railway Co.	6.800%	7/15/18	250	283

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Canadian Pacific Rail	6.250%	10/15/11	175	186
CNF, Inc.	6.700%	5/1/34	75	79
Continental Airlines, Inc.	6.563%	2/15/12	200	208
2Continental Airlines, Inc.	6.648%	9/15/17	33	33
CSX Corp.	6.300%	3/15/12	250	266
3ERAC USA Finance Co.	7.350%	6/15/08	150	157
FedEx Corp.	2.650%	4/1/07	75	73
Norfolk Southern Corp.	6.200%	4/15/09	75	78
Norfolk Southern Corp.	7.700%	5/15/17	450	536
Norfolk Southern Corp.	7.900%	5/15/97	50	66
Southwest Airlines Co.	6.500%	3/1/12	250	264
Union Pacific Corp.	6.125%	1/15/12	25	26
Union Pacific Corp.	6.500%	4/15/12	200	215
Union Pacific Corp.	7.125%	2/1/28	150	178
Union Pacific Corp.	6.625%	2/1/29	100	113
Other (0.1%)
Black & Decker Corp.	4.750%	11/1/14	175	165
3Cooper Industries, Inc.	5.250%	11/15/12	100	100
Dover Corp.	4.875%	10/15/15	50	49
Hughes Supply Inc.	5.500%	10/15/14	100	97
Rockwell International Corp.	6.700%	1/15/28	50	58
	76,725
Utilities (1.8%)
Electric (1.4%)
AEP Texas Central Co.	6.650%	2/15/33	300	329
Alabama Power Co.	3.500%	11/15/07	275	268
Alabama Power Co.	5.500%	10/15/17	100	102
American Electric Power Co., Inc.	5.375%	3/15/10	150	151
Arizona Public Service Co.	5.800%	6/30/14	175	180
Arizona Public Service Co.	4.650%	5/15/15	25	24
Boston Edison Co.	4.875%	4/15/14	50	49
CenterPoint Energy Houston	5.700%	3/15/13	300	308
Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	77
Commonwealth Edison Co.	6.150%	3/15/12	150	154
Consolidated Edison, Inc.	5.300%	3/1/35	100	97
Constellation Energy Group, Inc.	6.125%	9/1/09	200	207
Constellation Energy Group, Inc.	7.000%	4/1/12	200	218
Consumers Energy Co.	4.250%	4/15/08	75	73
Consumers Energy Co.	4.800%	2/17/09	150	148
Consumers Energy Co.	5.375%	4/15/13	75	75
Detroit Edison Co.	6.125%	10/1/10	75	78
Dominion Resources, Inc.	5.150%	7/15/15	275	267
Dominion Resources, Inc.	6.300%	3/15/33	250	257
Dominion Resources, Inc.	5.250%	8/1/33	150	147
Dominion Resources, Inc.	5.950%	6/15/35	25	25
DTE Energy Co.	7.050%	6/1/11	100	108
Duke Capital Corp.	6.750%	2/15/32	50	55
Duke Energy Corp.	6.250%	1/15/12	400	423
Duke Energy Corp.	6.000%	12/1/28	100	102
El Paso Electric Co.	6.000%	5/15/35	50	50
Empresa Nacional Electric	8.350%	8/1/13	100	114
Energy East Corp.	6.750%	6/15/12	150	165
Entergy Gulf States, Inc.	3.600%	6/1/08	100	96
Exelon Corp.	4.900%	6/15/15	200	191
FirstEnergy Corp.	6.450%	11/15/11	175	186

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

FirstEnergy Corp.	7.375%	11/15/31	200	236
Florida Power & Light Co.	5.625%	4/1/34	25	25
Florida Power & Light Co.	4.950%	6/1/35	175	160
FPL Group Capital, Inc.	7.375%	6/1/09	250	270
HQI Transelec Chile SA	7.875%	4/15/11	90	100
Jersey Central Power & Light	5.625%	5/1/16	125	129
3Kansas City Power & Light	6.050%	11/15/35	50	51
MidAmerican Energy Co.	6.750%	12/30/31	125	143
MidAmerican Energy Co.	5.750%	11/1/35	250	251
National Rural Utilities Cooperative Finance Corp.	6.500%	3/1/07	75	76
National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/08	200	196
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	125	139
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	175	172
NiSource Finance Corp.	7.875%	11/15/10	100	111
NiSource Finance Corp.	5.250%	9/15/17	150	146
Oncor Electric Delivery Co.	6.375%	1/15/15	75	80
Oncor Electric Delivery Co.	7.250%	1/15/33	125	147
Pacific Gas & Electric Co.	3.600%	3/1/09	175	168
Pacific Gas & Electric Co.	4.200%	3/1/11	50	48
Pacific Gas & Electric Co.	4.800%	3/1/14	25	24
Pacific Gas & Electric Co.	6.050%	3/1/34	300	311
PacifiCorp	7.700%	11/15/31	100	126
PacifiCorp	5.250%	6/15/35	100	93
Pepco Holdings, Inc.	6.450%	8/15/12	75	79
Pepco Holdings, Inc.	7.450%	8/15/32	50	58
PPL Electric Utilities Corp.	6.250%	8/15/09	200	207
PPL Energy Supply LLC	6.400%	11/1/11	50	53
Progress Energy, Inc.	6.050%	4/15/07	125	127
Progress Energy, Inc.	7.100%	3/1/11	350	377
Progress Energy, Inc.	6.850%	4/15/12	25	27
Progress Energy, Inc.	7.000%	10/30/31	25	28
PSE&G Power LLC	6.950%	6/1/12	250	272
PSE&G Power LLC	8.625%	4/15/31	200	263
Public Service Co. of Colorado	4.375%	10/1/08	250	247
Public Service Co. of Colorado	7.875%	10/1/12	125	146
Puget Sound Energy Inc.	5.483%	6/1/35	25	24
South Carolina Electric & Gas Co.	5.300%	5/15/33	100	99
Southern California Edison Co.	5.000%	1/15/14	175	173
Southern California Edison Co.	5.000%	1/15/16	50	49
Southern California Edison Co.	5.750%	4/1/35	75	77
Southern California Edison Co.	5.350%	7/15/35	100	97
TXU Energy Co.	7.000%	3/15/13	100	106
Union Electric Co.	5.400%	2/1/16	100	101
United Utilities PLC	5.375%	2/1/19	175	171
Xcel Energy, Inc.	7.000%	12/1/10	75	81
Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	50	55
Atmos Energy Corp.	4.000%	10/15/09	125	119
Atmos Energy Corp.	4.950%	10/15/14	50	48
Boardwalk Pipelines LLC	5.500%	2/1/17	25	25
Consolidated Natural Gas	5.000%	12/1/14	225	218
Enbridge Energy Partners	4.900%	3/1/15	75	74
3Energy Transfer Partners LP	5.650%	8/1/12	100	99
Energy Transfer Partners LP	5.950%	2/1/15	75	75

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

*Enron Corp.	9.125%	4/1/03	500	180
*Enron Corp.	7.125%	5/15/07	150	54
*Enron Corp.	6.875%	10/15/07	500	180
Enterprise Products Operating LP	4.950%	6/1/10	100	98
Enterprise Products Operating LP	5.600%	10/15/14	125	125
Enterprise Products Operating LP	6.875%	3/1/33	50	53
Enterprise Products Operating LP	6.650%	10/15/34	25	26
*HNG Internorth	9.625%	3/15/06	500	180
Kinder Morgan Energy Partners LP	7.300%	8/15/33	250	282
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	48
Kinder Morgan, Inc.	6.500%	9/1/12	225	238
KN Energy, Inc.	7.250%	3/1/28	150	168
Oneok Inc.	5.200%	6/15/15	75	73
Oneok Inc.	6.000%	6/15/35	75	74
San Diego Gas & Electric	5.350%	5/15/35	25	24
Sempra Energy	7.950%	3/1/10	150	165
Texas Gas Transmission	4.600%	6/1/15	100	95
Trans-Canada Pipelines	5.600%	3/31/34	150	152
*3Yosemite Security Trust	8.250%	11/15/04	775	440
				14,156
Total Corporate Bonds (Cost $197,965)				197,130
Sovereign Bonds (U.S. Dollar-Denominated) (3.4%)
Asian Development Bank	4.875%	2/5/07	1,000	1,003
Bayerische Landesbank	2.875%	10/15/08	150	142
Canadian Government	5.250%	11/5/08	100	102
Canadian Mortgage & Housing	2.950%	6/2/08	100	96
China Development Bank	4.750%	10/8/14	100	98
China Development Bank	5.000%	10/15/15	100	98
Corp. Andina de Fomento	5.200%	5/21/13	100	100
Development Bank of Japan	4.250%	6/9/15	50	48
Eksportfinans	4.750%	12/15/08	250	251
European Investment Bank	4.625%	3/1/07	750	750
European Investment Bank	2.375%	6/15/07	250	243
European Investment Bank	3.125%	10/15/07	200	196
European Investment Bank	3.875%	8/15/08	400	395
European Investment Bank	4.000%	3/3/10	675	656
European Investment Bank	4.625%	5/15/14	175	176
Export Development Canada	4.000%	8/1/07	150	148
Export-Import Bank of Korea	4.500%	8/12/09	200	196
Export-Import Bank of Korea	4.625%	3/16/10	100	98
Federation of Malaysia	8.750%	6/1/09	400	447
Hellenic Republic	6.950%	3/4/08	125	130
Instituto de Credito Oficial	6.000%	5/19/08	150	155
Inter-American Development Bank	6.375%	10/22/07	250	258
Inter-American Development Bank	5.625%	4/16/09	750	776
Inter-American Development Bank	8.500%	3/15/11	130	151
Inter-American Development Bank	7.000%	6/15/25	100	126
International Bank for Reconstruction &Development	4.125%	6/24/09	550	543
International Bank for Reconstruction & Development	4.125%	8/12/09	525	519
International Finance Corp.	3.000%	4/15/08	300	290
Japan Finance Corp.	4.625%	4/21/15	100	98
KFW International Finance, Inc.	4.750%	1/24/07	100	100
Korea Development Bank	3.875%	3/2/09	100	96
Korea Development Bank	4.750%	7/20/09	200	198
Korea Development Bank	4.625%	9/16/10	100	98

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Korea Development Bank	5.750%	9/10/13	250	259
Korea Electric Power	7.750%	4/1/13	175	203
Kredit Fuer Wiederaufbau	3.250%	7/16/07	1,475	1,449
Kredit Fuer Wiederaufbau	4.625%	11/17/08	400	400
Kredit Fuer Wiederaufbau	4.250%	6/15/10	175	172
Landwirtschaft Rentenbank	3.375%	11/15/07	500	490
Landwirtschaft Rentenbank	3.250%	6/16/08	100	97
Landwirtschaft Rentenbank	3.625%	10/20/09	50	48
L-Bank BW Foerderbank	4.250%	9/15/10	75	74
Nordic Investment Bank	3.125%	4/24/08	150	145
Oesterreichische Kontrollbank	5.125%	3/20/07	350	352
Pemex Project Funding Master Trust	8.500%	2/15/08	150	160
4Pemex Project Funding Master Trust	7.875%	2/1/09	125	134
3Pemex Project Funding Master Trust	5.750%	12/15/15	250	249
4Pemex Project Funding Master Trust	8.625%	2/1/22	400	489
3Pemex Project Funding Master Trust	6.625%	6/15/35	75	75
People's Republic of China	7.300%	12/15/08	50	53
People's Republic of China	4.750%	10/29/13	50	49
Province of British Columbia	5.375%	10/29/08	200	204
Province of Manitoba	7.500%	2/22/10	300	331
Province of New Brunswick	3.500%	10/23/07	200	196
Province of Nova Scotia	5.750%	2/27/12	50	52
Province of Ontario	3.350%	7/16/07	325	319
Province of Ontario	5.500%	10/1/08	200	204
Province of Ontario	3.625%	10/21/09	125	121
Province of Ontario	5.125%	7/17/12	450	462
Province of Ontario	4.500%	2/3/15	75	73
Province of Quebec	5.000%	7/17/09	950	958
Quebec Hydro Electric	8.400%	1/15/22	275	375
Quebec Hydro Electric	8.050%	7/7/24	200	271
Republic of Chile	5.625%	7/23/07	225	227
Republic of Chile	7.125%	1/11/12	50	55
Republic of Chile	5.500%	1/15/13	50	51
Republic of Finland	4.750%	3/6/07	50	50
Republic of Hungary	4.750%	2/3/15	250	244
Republic of Italy	3.625%	9/14/07	150	147
Republic of Italy	3.750%	12/14/07	50	49
Republic of Italy	4.000%	6/16/08	50	49
Republic of Italy	3.250%	5/15/09	225	215
Republic of Italy	6.000%	2/22/11	650	685
Republic of Italy	5.625%	6/15/12	1,375	1,436
Republic of Italy	4.500%	1/21/15	275	266
Republic of Italy	5.375%	6/15/33	175	180
Republic of Korea	8.875%	4/15/08	200	219
Republic of Korea	4.250%	6/1/13	100	95
Republic of Korea	4.875%	9/22/14	225	221
Republic of Korea	5.625%	11/3/25	100	102
Republic of Poland	6.250%	7/3/12	150	159
Republic of Poland	5.250%	1/15/14	200	204
Republic of South Africa	8.500%	6/23/17	100	125
State of Israel	4.625%	6/15/13	75	73
Swedish Export Credit Corp.	2.875%	1/26/07	100	98
Swedish Export Credit Corp.	4.125%	10/15/08	100	99
Swedish Export Credit Corp.	4.000%	6/15/10	150	146

Vanguard Total Bond Market Index Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

United Mexican States	4.625%	10/8/08	400	396
United Mexican States	8.375%	1/14/11	1,500	1,710
United Mexican States	6.375%	1/16/13	125	133
United Mexican States	5.875%	1/15/14	250	259
United Mexican States	6.625%	3/3/15	25	27
United Mexican States	11.375%	9/15/16	100	148
United Mexican States	8.125%	12/30/19	125	153
United Mexican States	8.300%	8/15/31	350	448
United Mexican States	7.500%	4/8/33	100	118
United Mexican States	6.750%	9/27/34	350	382
Total Sovereign Bonds (Cost $26,093)				26,214
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	125	122
Illinois (Taxable Pension) GO	5.100%	6/1/33	700	688
Kansas Dev. Finance Auth. Rev. (Public Employee Retirement System)	5.501%	5/1/34	175	180
New Jersey Econ. Dev. Auth. State Pension Rev	7.425%	2/15/29	100	128
New Jersey Turnpike Auth. Rev	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev	4.252%	1/1/16	70	67
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	54
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	81
Oregon School Board Assn	5.528%	6/30/28	50	52
Wisconsin Public Service Rev	4.800%	5/1/13	75	74
Wisconsin Public Service Rev	5.700%	5/1/26	75	79
Total Taxable Municipal Bonds (Cost $1,441)				1,530
			Shares
Temporary Cash Investment (1.0%)
5Vanguard Market Liquidity Fund, 4.274% (Cost $8,120)			8,119,705	8,120
Total Investments (100.1%) (Cost $776,093)				774,948
Other Assets and Liabilities (-0.1%)
Other Assets--Note B				17,034
Liabilities				(18,152)
				(1,118)
Net Assets (100%)
Applicable to 69,022,960 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				773,830
Net Asset Value Per Share				$11.21

At December 31, 2005, net assets consisted of:[6]
	Amount ($000)	Per Share

Paid-in Capital	747,033	$10.83

Undistributed Net Investment Income	30,436.44

Accumulated Net Realized Losses	(2,494)	(.04)

Unrealized Depreciation	(1,145)	(.02)

Net Assets	773,830	$11.21

See Note A in Notes to Financial Statements.
* Non-income-producing security—security in default.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of these securities was $6,455,000, representing 0.8% of net assets.
4 Adjustable-rate note.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
GO—General Obligation Bond.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)

Investment Income

Income

Interest[1]	32,465

Security Lending	1

Total Income	32,466

Expenses

The Vanguard Group--Note B

Investment Advisory Services	75

Management and Administrative	822

Marketing and Distribution	121

Custodian Fees	61

Auditing Fees	19

Shareholders' Reports	18

Trustees' Fees and Expenses	1

Total Expenses	1,117

Expenses Paid Indirectly--Note C	(10)

Net Expenses	1,107

Net Investment Income	31,359

Realized Net Gain (Loss) on

Investment Securities Sold	(2,375)

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(13,061)

Net Increase (Decrease) in Net Assets
Resulting from Operations	15,923

Statement of Changes in Net Assets

	Year Ended December 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	31,359	25,694

Realized Net Gain (Loss)	(2,375)	4,295

Change in Unrealized Appreciation (Depreciation)	(13,061)	(4,927)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,923	25,062

Distributions

Net Investment Income	(25,502)	(29,677)

Realized Capital Gain	(4,534)	(973)

Total Distributions	(30,036)	(30,650)

Capital Share Transactions--Note F

Issued	198,754	130,313

Issued in Lieu of Cash Distributions	30,036	30,650

Redeemed	(75,416)	(111,492)

Net Increase (Decrease) from Capital Share Transactions	153,374	49,471

Total Increase (Decrease)	139,261	43,883

Net Assets

Beginning of Period	634,569	590,686

End of Period[2]	773,830	634,569

1 Interest income from an affiliated company of the portfolio was $361,000.
2 Including undistributed net investment income of $30,436,000 and $24,579,000.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$11.48	$11.63	$11.74	$11.29	$11.34	$10.36

Investment Operations

Net Investment Income	.502	.49	.57	.54	.158	.653

Net Realized and Unrealized

Gain (Loss) on Investments	(.24)	(.01)	(.12)	.36	(.208)	.670

Total from Investment Operations	.26	.48	.45	.90	(.050)	1.323

Distributions

Dividends from Net Investment Income	(.45)	(.61)	(.56)	(.45)	--	(.343)

Distributions from Realized Capital Gains	(.08)	(.02)	--	--	--	--

Total Distributions	(.53)	(.63)	(.56)	(.45)	--	(.343)

Net Asset Value, End of Period	$11.21	$11.48	$11.63	$11.74	$11.29	$11.34

Total Return	2.40%	4.20%	4.02%	8.31%	-0.44%	13.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$774	$635	$591	$688	$533	$520

Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.22%	0.24%	0.22%3	0.22%

Ratio of Net Investment Income to
Average Net Assets	4.49%	4.38%	4.48%	5.33%	5.82%3	6.31%

Portfolio Turnover Rate4	64%	73%	95%	106%	22%	100%

1 The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2 Calculated based on average shares outstanding.
3 Annualized.
4 The portfolio turnover rates excluding paydowns on mortgage-backed securities were 55%, 60%, 85%, 91%, 19%, and 75%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls

Vanguard Total Bond Market Index Portfolio

are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex–dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, custodian fee offset arrangements reduced the portfolio’s expenses by $10,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $31,322,000 of ordinary income available for distribution. The portfolio had available realized losses of $2,414,000 to offset future net capital gains of $1,864,000 through December 31, 2013, and $550,000 through December 31, 2014.

At December 31, 2005, net unrealized depreciation of investment securities for tax purposes was $1,166,000, consisting of unrealized gains of $9,453,000 on securities that had risen in value since their purchase and $10,619,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2005, the portfolio purchased $206,536,000 of investment securities and sold $108,905,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $388,218,000 and $331,536,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	17,764	11,543

Issued in Lieu of Cash Distributions	2,758	2,708

Redeemed	(6,759)	(9,793)

Net Increase (Decrease) in Shares Outstanding	13,763	4,458

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$999.11	$0.81

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio returned 2.8% for 2005. The portfolio’s result exceeded the performance of its benchmark index by a small margin, and was 0.4 percentage point better than the average return of its mutual fund peers.

The table below displays the 12-month results for your portfolio, the peer-group average, and two bond market indexes. We also present the growth of a $10,000 investment in each since the High Yield Bond Portfolio’s 1996 inception. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, the portfolio’s yield stood at 6.51%, which was 0.75 percentage point higher than at the start of the year.

Focus on quality helped the portfolio’s relative results

The return from below-investment-grade bonds was slightly higher than that seen from the broad investment-grade market in 2005. The market featured a good deal of drama over the course of the year, as the major bond-rating agencies relegated two giants of American industry—Ford and General Motors—to below-investment-grade status. The arrival of these two big borrowers in the relatively small below-investment-grade market reverberated throughout high-yield portfolios.

The High Yield Bond Portfolio’s income return for the year was approximately 7.5%, while its capital return was –4.8%. As was the case with many bonds in the portfolio’s intermediate-term average maturity range, rising interest rates were detrimental to prices, though income returns more than offset the price declines. The spread between the yields of the below-investment-grade market and the 10-year U.S. Treasury note grew, reflecting a higher premium for the additional risk carried by high-yield issues.

The portfolio’s advisor, Wellington Management Company, was rewarded over the course of the year for its strategy of holding bonds from the “upper tier” of credit quality within the high-yield, or “junk bond,” market. The advisor invests in companies it believes to have stable businesses and predictable cash flows—in other words, those companies it deems least likely to encounter serious financial hurdles. In addition, to limit the portfolio’s vulnerability to idiosyncratic risks, the advisor did not take unduly large positions in individual securities or sectors.

This combination of strategies, which places preservation of principal above capital appreciation, can be particularly beneficial during periods of uncertainty in the bond market. Many of the portfolio’s peers were hurt by their higher-risk strategies and lower-quality investments during the year.

See the Advisor’s Report for more details about factors in the high-yield bond market that influenced the portfolio’s performance.

Long-term results are impressive

Over the long run, the High Yield Bond Portfolio’s results have been very strong. The portfolio’s 6.0% average annual return since its 1996 inception would have turned a hypothetical initial investment of $10,000 into $17,498. This contrasts with the 5.2% average annual return for its mutual fund peers, which would have transformed a similar investment into just $16,287, or more than $1,200 less.

Total Returns		June 3, 1996,[1] Through December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

High Yield Bond Portfolio	2.8%	6.0%	$17,498

Lehman High Yield Index	2.7	6.4	18,155

Average High Current Yield Fund[2]	2.4	5.2	16,287

Lehman Aggregate Bond Index	2.4	6.7	18,656

Expense Ratios:[3] Your portfolio compared with its peer group
	Portfolio	Average High Current Yield Fund

High Yield Bond Portfolio	0.24%	1.30%

1 Portfolio inception.
2 Derived from data provided by Lipper Inc.
3 Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The 2005 return for Vanguard High Yield Bond Portfolio was in line with that of the Lehman High Yield Index, its unmanaged benchmark. The portfolio returned 2.8% for 2005, compared with the benchmark’s return of 2.7%.

The investment environment

The investment environment for high-yield bonds remained reasonably constructive in 2005, with low default rates and abundant liquidity in the capital markets. Default rates stayed historically low, although they began to rise in recent months. Moody’s U.S. speculative-grade default rate reached a low of 2.1% in June and stood at 2.2% at the end of the year.

The high-yield market’s low default rate reflected an improving credit environment in which companies were able to obtain relatively low-cost financing for maturing loans and other liabilities. Ratings trends continued to be positive throughout 2005.

While the fundamentals in the high-yield market are favorable given a healthy economy, the technical aspects of the market are suspect. Net cash flows for high-yield mutual funds were negative throughout 2005 as investors redeemed $11.7 billion worth of shares, compared with $2.2 billion in 2004. Primary issuance was lower in 2005: A total of $103 billion entered the high-yield market, versus $154 billion in 2004. Although the decline in issuance should have supported prices and kept yield spreads stable, the simultaneous decline in risk appetite pushed spreads wider during the year. The yield on the 10-year Treasury note increased 17 basis points, from 4.22% to 4.39%, while the yield on the high-yield market rose 149 basis points, from 6.76% to 8.25%. Put another way, the spread between high-yield bonds and the 10-year Treasury rose from 254 basis points at the end of 2004 to 386 basis points at the end of 2005. It should be noted that these valuations remain well within historical norms.

Among high-yield sectors, performance was mixed, as B-rated bonds outperformed both higher-rated BB bonds and lower-rated CCC bonds. (B-rated bonds returned 3.5% for the year; BB-rated bonds, 2.9%; and CCC-rated bonds, 0.6%.)

The year’s major event for the high-yield market was the arrival of Ford Motor and General Motors as below-investment-grade issuers. The large supply of the two automakers’ debt that declined to “junk” status contributed to a repricing of the high-yield market in the spring. The auto sector was hit hard as investors digested the Ford and GM issues.

Although risk premiums rose across the entire market after Ford and GM arrived, they contracted in subsequent months, and finally stabilized. The high-yield market offers approximately 300 basis points of additional spread over Treasuries when compared with other U.S. fixed income alternatives, such as investment-grade debt securities, mortgages, or asset-backed securities. Viewed from a historical perspective, the incremental increase in yield offered for taking on more risk does not seem balanced in investors’ favor; still, no global flight to quality has emerged.

The portfolio’s successes

Favorable industry weightings added significantly to performance for the year. In comparison with its benchmark, the portfolio benefited from its holdings—or lack of holdings—in the automotive, cable, and paper industries. Within the lower-quality portion of the corporate bond market, the portfolio has maintained a high-quality bias, focusing on the “upper tier” of the credit spectrum. We attempt to find companies that have more consistent or stable businesses and greater predictability of cash flows than those at the lowest end of the quality spectrum. The portfolio’s shortfalls The portfolio experienced one default in the past year, after two years without any major missteps. While we avoided the major defaults in the market during 2005, we should have been quicker to recognize the deteriorating situation with respect to the one issuer who did default on a portfolio holding.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. It tends to maintain overweighted positions in higher-quality bonds to minimize defaults and to enhance shareholder returns over a long time horizon. Compared with the benchmark, the portfolio maintained an overweighting in BBB and BB issues at the end of 2005. However, we shifted our focus from finding opportunity to avoiding trouble as we slowly raised quality at the lower margin. While our exposure to BBB issues remained stable during the year, we reduced our B holdings in favor of higher-quality BB issues.

We still believe corporate bonds have an asymmetrical payoff—meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings by issuer and by industry as we seek to mitigate the risk of capital erosion and the effects of credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of these instruments’ potential volatility.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

January 13, 2006

2

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2005

Financial Attributes
	Fund	Comparative Index[1]	Broad Index[2]

Number of Issues	385	1,616	6,434

Yield	6.5%	--	--

Yield to Maturity	7.1%[3]	8.5%	5.1%

Average Coupon	7.8%	7.9%	5.2%

Average Effective

Maturity	7.9 years	8.1 years	7.1 years

Average Quality[4]	Ba2	B1	Aa1

Average Duration	4.4 years	4.5 years	4.6 years

Expense Ratio	0.24%	--	--

Short-Term Reserves	3%	--	--

Volatility Measures
	Portfolio	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.90	1.00	0.25	1.00

Beta	0.72	1.00	0.52	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	0%

1-5 Years	23

5-10 Years	64

10-20 Years	6

20-30 Years	7

Sector Diversification[5] (% of portfolio)

Basic Industry	10%

Capital Goods	7

Communication	20

Consumer Cyclical	17

Consumer Noncyclical	11

Energy	7

Finance	2

Other Industrial	2

Technology	4

Transportation	3

Treasury/Agency	5

Utilities	12

Distribution by Credit Quality[4] (% of portfolio)

Aaa	5%

Aa	0

A	0

Baa	5

Ba	45

B	43

Not Rated	2

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman High Yield Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Source: Moody’s Investors Service.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: June 3, 1996–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value
	One Year	Five Years	Since Inception[1]	of a $10,000 Investment

High Yield Bond Portfolio	2.75%	6.44%	6.02%	$17,498

Lehman Aggregate Bond Index	2.43	5.87	6.73	18,656

Lehman High Yield Index	2.74	8.85	6.43	18,155

Average High Current Yield Fund[2]	2.44	6.95	5.23	16,287

Fiscal-Year Total Returns (%): June 3, 1996–December 31, 2005

1 June 3, 1996.
2 Derived from data provided by Lipper Inc.

4

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (14.0%)

U.S. Government Securities (5.0%)
U.S. Treasury Note	3.125%	1/31/07	455	449
U.S. Treasury Note	3.375%	2/28/07	1,830	1,808
U.S. Treasury Note	3.750%	3/31/07	835	828
U.S. Treasury Note	6.625%	5/15/07	1,475	1,518
U.S. Treasury Note	5.625%	5/15/08	2,165	2,224
U.S. Treasury Note	5.500%	5/15/09	3,200	3,311
U.S. Treasury Note	5.750%	8/15/10	1,875	1,984
U.S. Treasury Note	3.875%	2/15/13	145	141
Total U.S. Government Securities (Cost $12,508)				12,263
Corporate Bonds (91.2%)
Finance (2.0%)
Banking (0.7%)
Chevy Chase Savings Bank	6.875%	12/1/13	720	745
Western Financial Bank	9.625%	5/15/12	915	1,023

Brokerage (0.4%)
E*Trade Financial Corp.	8.000%	6/15/11	650	674
1E*Trade Financial Corp.	7.375%	9/15/13	325	329

Insurance (0.8%)
Provident Funding Mortgage Loan Trust	7.000	7/15/18	805	819
UnumProvident Corp.	7.625%	3/1/11	265	285
UnumProvident Corp.	6.750%	12/15/28	585	565
UnumProvident Corp.	7.375%	6/15/32	175	181

Real Estate Investment Trusts (0.1%)
CBRE Escrow Inc.	9.750%	5/15/10	227	248
				4,869
Industrial (77.6%)
Basic Industry (9.7%)
^Abitibi-Consolidated Inc.	8.550%	8/1/10	1,149	1,166
Abitibi-Consolidated Inc.	7.500%	4/1/28	775	632
Airgas, Inc.	9.125%	10/1/11	595	634
[2]Arch Western Finance	6.750%	7/1/13	1,195	1,210
BCP Caylux Holdings	9.625%	6/15/14	770	857
[1]Borden U.S. Financial/Nova Scotia	9.000%	7/15/14	410	406
Bowater Canada Finance	7.950%	11/15/11	1,250	1,216
Bowater Inc.	6.500%	6/15/13	25	22
Equistar Chemicals LP	10.125%	9/1/08	165	179
Equistar Chemicals LP	10.625%	5/1/11	605	665
Georgia-Pacific Corp.	8.125%	5/15/11	380	382
Georgia-Pacific Corp.	8.000%	1/15/24	430	412
Hawk Corp.	8.750%	11/1/14	235	237
Huntsman LLC	11.625%	10/15/10	225	255
IMC Global, Inc.	10.875%	6/1/08	1,020	1,137
IMC Global, Inc.	11.250%	6/1/11	70	76
IMC Global, Inc.	7.300%	1/15/28	640	638
Koppers Inc.	9.875%	10/15/13	675	732
Longview Fibre Co.	10.000%	1/15/09	340	357

5

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Lyondell Chemical Co.	9.625%	5/1/07	765	800
Lyondell Chemical Co.	9.500%	12/15/08	244	256
Massey Energy Co.	6.625%	11/15/10	340	347
[1]Massey Energy Co.	6.875%	12/15/13	390	392
MDP Acquisitions	9.625%	10/1/12	325	325
Methanex Corp.	8.750%	8/15/12	855	951
Millennium America Inc.	9.250%	6/15/08	840	903
Nalco Co.	7.750%	11/15/11	710	729
Nalco Co.	8.875%	11/15/13	140	146
Neenah Paper Inc.	7.375%	11/15/14	810	717
[1]Nell Af Sarl	8.375%	8/15/15	410	406
Norske Skog Canada	8.625%	6/15/11	965	922
[2]Novelis Corp.	7.500%	2/15/15	1,120	1,047
Peabody Energy Corp.	6.875	3/15/13	1,135	1,182
Russel Metals Inc.	6.375%	3/1/14	130	126
Smurfit Capital Funding PLC	7.500%	11/20/25	195	174
Steel Dynamics, Inc.	9.500%	3/15/09	720	760
Stone Container Corp.	9.250%	2/1/08	760	779
Stone Container Corp.	9.750%	2/1/11	970	980
U.S. Steel LLC	10.750%	8/1/08	765	843
Capital Goods (6.9%)
Alliant Techsystems Inc.	8.500%	5/15/11	315	331
Allied Waste North America Inc.	8.875%	4/1/08	1,265	1,331
Allied Waste North America Inc.	8.500%	12/1/08	150	158
Allied Waste North America Inc.	6.500%	11/15/10	55	54
Allied Waste North America Inc.	5.750%	2/15/11	405	383
Allied Waste North America Inc.	6.375%	4/15/11	300	291
Allied Waste North America Inc.	7.250%	3/15/15	240	242
Argo Tech Corp.	9.250%	6/1/11	520	538
[1]Ashtead Holding PLC	8.625%	8/1/15	125	129
Building Materials Corp.	7.750%	8/1/14	900	869
Case New Holland Inc.	9.250%	8/1/11	1,830	1,949
[1]Crown Americas Inc.	7.625%	11/15/13	615	638
[1]Crown Americas Inc.	7.750%	11/15/15	615	636
[1]Douglas Dynamic LLC	7.750%	1/15/12	160	154
[1]Invensys PLC	9.875%	3/15/11	1,215	1,203
L-3 Communications Corp.	7.625	6/15/12	950	1,000
1L-3 Communications Corp.	6.375%	10/15/15	450	451
Moog Inc.	6.250%	1/15/15	200	197
[1]Moog Inc.	6.250%	1/15/15	205	202
NMHG Holding Co.	10.000%	5/15/09	485	515
Owens-Brockway Glass Conainter, Inc.	7.750%	5/15/11	920	957
Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	475	495
Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	495	532
Sequa Corp.	9.000%	8/1/09	1,355	1,443
[1]Texas Industries Inc.	7.250%	7/15/13	465	482
TransDigm, Inc.	8.375%	7/15/11	70	74
United Rental North America	6.500%	2/15/12	1,885	1,836
Communication (18.8%)
2AT&T Corp.	9.050%	11/15/11	1,179	1,304
Canwest Media Inc.	8.000%	9/15/12	825	849
Centennial Cellular	10.125%	6/15/13	450	490
[2]Centennial Communication	8.125%	2/1/14	85	86

5

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

[1]Charter Communications OPT LLC	8.000%	4/30/12	2,120	2,125
[1]Charter Communications OPT LLC	8.375%	4/30/14	870	868
Citizens Communications	7.625%	8/15/08	370	383
Citizens Communications	9.250%	5/15/11	1,680	1,844
Corus Entertainment, Inc.	8.750%	3/1/12	1,290	1,396
CSC Holdings, Inc.	7.875%	12/15/07	625	634
CSC Holdings, Inc.	8.125%	7/15/09	240	243
CSC Holdings, Inc.	8.125%	8/15/09	1,170	1,179
CSC Holdings, Inc.	7.625%	4/1/11	310	308
1 2CSC Holdings, Inc.	6.750%	4/15/12	585	554
CSC Holdings, Inc.	7.875%	2/15/18	785	763
CSC Holdings, Inc.	7.625%	7/15/18	565	537
Dex Media East LLC	9.875%	11/15/09	980	1,063
Dex Media West LLC	8.500%	8/15/10	255	269
Dex Media, Inc.	8.000%	11/15/13	450	461
DirecTV Holdings	8.375%	3/15/13	235	254
Dobson Cellular Systems	8.375%	11/1/11	855	906
Dobson Cellular Systems	9.875%	11/1/12	490	540
EchoStar DBS Corp.	5.750%	10/1/08	640	628
EchoStar DBS Corp.	6.375%	10/1/11	685	661
GCI Inc.	7.250%	2/15/14	1,410	1,396
Houghton Mifflin Co.	8.250%	2/1/11	790	822
Insight Midwest LP	10.500%	11/1/10	1,635	1,717
Intelsat Bermuda Ltd.	5.250%	11/1/08	505	457
1 2Intelsat Bermuda Ltd.	8.695%	1/15/12	240	244
[1]Intelsat Bermuda Ltd.	8.250%	1/15/13	200	200
[1]Intelsat Bermuda Ltd.	8.625%	1/15/15	1,265	1,278
Lamar Media Corp.	7.250%	1/1/13	400	417
Lamar Media Corp.	6.625%	8/15/15	255	259
Liberty Media Corp.	7.750%	7/15/09	175	183
Liberty Media Corp.	7.875%	7/15/09	760	799
^Liberty Media Corp.	5.700%	5/15/13	1,095	1,023
Liberty Media Corp.	8.250%	2/1/30	610	604
Lin Television Corp.	6.500%	5/15/13	475	456
Mail-Well Corp.	9.625%	3/15/12	740	797
2MCI Inc.	7.688%	5/1/09	370	382
2MCI Inc.	8.735%	5/1/14	150	166
Mediacom Broadband LLC	11.000%	7/15/13	1,015	1,091
[1]Mediacom Broadband LLC	8.500%	10/15/15	460	426
^Mediacom LLC/Mediacom Capital Corp.	9.500	1/15/13	435	422
Medianews Group Inc.	6.875%	10/1/13	700	669
Nextel Communications	5.950%	3/15/14	739	744
PanAmSat Corp.	9.000	8/15/14	583	612
Quebecor Media Inc.	11.125%	7/15/11	620	673
[2]Qwest Communications International Inc.	8.875%	3/15/12	2,430	2,728
[2]Qwest Communications International Inc.	7.500%	2/15/14	355	361
Radio one Inc.	6.375%	2/15/13	330	319
Rogers Cable Inc.	7.875%	5/1/12	90	96
Rogers Cable Inc.	6.250%	6/15/13	1,255	1,230
Rogers Cable Inc.	5.500%	3/15/14	725	676
Rogers Cable Inc.	6.750%	3/15/15	60	61
Rogers Cable Inc.	7.500%	3/15/15	395	427
Rogers Wireless Inc.	9.625%	5/1/11	1,495	1,719
Rogers Wireless Inc.	6.375%	3/1/14	385	386
Shaw Communications Inc.	8.250%	4/11/10	845	907
Shaw Communications Inc.	7.250%	4/6/11	55	57

7

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Sinclair Broadcast Group	8.750%	12/15/11	475	499
Sinclair Broadcast Group	8.000%	3/15/12	790	816
US West Communications Group	6.875%	9/15/33	1,605	1,497
Vertis Inc.	9.750%	4/1/09	315	325
[1]Videotron Ltee	6.375%	12/15/15	155	153
Consumer Cyclical (16.7%)
AMC Entertainment Inc.	8.000%	3/1/14	600	544
Arvinmeritor Inc.	8.750%	3/1/12	720	691
Aztar Corp.	9.000%	8/15/11	465	494
Beazer Homes USA, Inc.	8.625%	5/15/11	860	905
Beazer Homes USA, Inc.	8.375%	4/15/12	195	203
Beazer Homes USA, Inc.	6.875%	7/15/15	395	379
Boyd Gaming Corp.	8.750%	4/15/12	220	237
Boyd Gaming Corp.	7.750%	12/15/12	315	329
Boyd Gaming Corp.	6.750%	4/15/14	145	144
Corrections Corp.	6.250%	3/15/13	345	341
[2]Cummins Inc.	9.500%	12/1/10	235	254
Cummins Inc.	7.125%	3/1/28	189	188
D.R. Horton, Inc.	5.000%	1/15/09	205	202
D.R. Horton, Inc.	4.875%	1/15/10	385	374
D.R. Horton, Inc.	9.750%	9/15/10	220	249
D.R. Horton, Inc.	7.875%	8/15/11	250	271
D.R. Horton, Inc.	5.375%	6/15/12	560	541
D.R. Horton, Inc.	5.250%	2/15/15	545	511
D.R. Horton, Inc.	5.625%	1/15/16	595	564
Dana Corp.	7.000%	3/15/28	35	25
Dura Operating Corp.	8.625%	4/15/12	395	327
Ford Motor Co.	7.450%	7/16/31	1,845	1,255
Ford Motor Credit Co.	6.500%	1/25/07	635	614
Ford Motor Credit Co.	7.875%	6/15/10	375	338
Ford Motor Credit Co.	7.000%	10/1/13	1,795	1,533
1GSC Holdings Corp.	8.000%	10/1/12	665	627
General Motors Acceptance Corp.	6.875%	8/28/12	625	563
General Motors Acceptance Corp.	8.000%	11/1/31	2,265	2,200
^General Motors Corp.	8.375%	7/15/33	655	434
Host Marriott LP	9.500%	1/15/07	739	767
Host Marriott LP	7.125%	11/1/13	1,740	1,818
ITT Corp.	7.375%	11/15/15	35	38
Isle of Capri Casinos	7.000%	3/1/14	680	663
J.B. Poindexter Co.	8.750%	3/15/14	545	461
J.C. Penney Co., Inc.	7.375%	8/15/08	290	306
K Hovnanian Enterprises	6.250%	1/15/16	495	460
KB HOME	8.625%	12/15/08	585	614
KB HOME	7.750%	2/1/10	50	51
KB HOME	6.375%	8/15/11	85	85
KB HOME	6.250%	6/15/15	475	458
Lear Corp.	5.750%	8/1/14	755	612
Lodgenet Entertainment Corp.	9.500%	6/15/13	275	299
MGM Mirage, Inc.	9.750%	6/1/07	825	868
MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,812
MGM Mirage, Inc.	6.625%	7/15/15	260	259
Mandalay Resort Group	9.375%	2/15/10	1,185	1,306
Marquee Inc.	8.625%	8/15/12	695	726
Meritage Corp.	7.000%	5/1/14	415	392
Mohegan Tribal Gaming	6.125%	2/15/13	390	385

8

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Navistar International Corp.	6.250%	3/1/12	340	303
Park Place Entertainment Corp.	8.875%	9/15/08	505	546
Park Place Entertainment Corp.	8.125%	5/15/11	50	55
Park Place Entertainment Corp.	7.000%	4/15/13	1,010	1,076
Rite Aid Corp.	8.125%	5/1/10	80	82
Rite Aid Corp.	9.500%	2/15/11	1,090	1,153
Rite Aid Corp.	7.500%	1/15/15	195	184
Riviera Holdings Corp.	11.000%	6/15/10	390	420
Royal Caribbean Cruises	7.500%	10/15/27	695	737
Seneca Gaming Corp.	7.250%	5/1/12	630	634
[1]Seneca Gaming Corp.	7.250%	5/1/12	140	141
[1,2]Service Corp. International	7.000%	6/15/17	645	640
Speedway Motorsports Inc.	6.750%	6/1/13	355	359
Standard Pacific Corp.	6.500%	10/1/08	550	544
Standard Pacific Corp.	6.875%	5/15/11	360	346
[2]Starwood Hotel Resorts	7.875%	5/1/12	1,305	1,439
Station Casinos	6.000%	4/1/12	170	171
Station Casinos	6.500%	2/1/14	585	592
Station Casinos	6.875%	3/1/16	360	368
TRW Automotive Inc.	9.375%	2/15/13	1,062	1,150
Tenneco Automotive Inc.	10.250%	7/15/13	565	617
Toll Brothers, Inc.	8.250%	12/1/11	235	248
Visteon Corp.	7.000%	3/10/14	730	562
Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,082
Consumer Noncyclical (10.3%)
Ahold Finance USA Inc.	6.875%	5/1/29	690	647
[1]Alliance One International	11.000%	5/15/12	635	559
Altria Group, Inc.	7.000%	11/4/13	285	312
[1]AmerisourceBergen Corp.	5.625%	9/15/12	530	529
[1]AmerisourceBergen Corp.	5.875%	9/15/15	635	638
Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	206
Bio-Rad Laboratories Inc.	6.125%	12/15/14	175	172
Biovail Corp.	7.875%	4/1/10	1,045	1,083
Bombardier Recreational	8.375%	12/15/13	635	635
Constellation Brands Inc.	8.125%	1/15/12	865	906
Coventry Health Care Inc.	5.875%	1/15/12	30	30
Coventry Health Care Inc.	8.125%	2/15/12	565	600
DaVita Inc.	6.625%	3/15/13	365	372
DaVita Inc.	7.250%	3/15/15	375	380
Delhaize America Inc.	9.000%	4/15/31	360	423
Dole Foods Co.	7.250%	6/15/10	120	117
Dole Foods Co.	8.875%	3/15/11	415	429
Fisher Scientific International Inc.	6.750%	8/15/14	385	403
[1]Fisher Scientific International Inc.	6.125%	7/1/15	750	750
HCA Inc.	5.500%	12/1/09	400	394
HCA Inc.	8.750%	9/1/10	1,200	1,332
HCA Inc.	5.750%	3/15/14	260	252
^HCA Inc.	6.375%	1/15/15	2,090	2,113
HCA Inc.	7.690%	6/15/25	130	135
HCA Inc.	7.500%	11/6/33	275	284
[2]Health Net Inc.	9.875%	4/15/11	642	741
HealthSouth Corp.	8.375%	10/1/11	845	860
HealthSouth Corp.	7.625%	6/1/12	970	980
[1]Mylan Laboratories Inc.	5.750%	8/15/10	145	145
[1]Mylan Laboratories Inc.	6.375%	8/15/15	740	742

9

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Omnicare, Inc.	6.125%	6/1/13	70	69
Omnicare, Inc.	6.750%	12/15/13	390	396
Omnicare, Inc.	6.875%	12/15/15	585	597
Owens & Minor, Inc.	8.500%	7/15/11	830	873
Philip Morris Cos., Inc.	7.750%	1/15/27	285	337
Quintiles Transnational	10.000%	10/1/13	130	145
Radiologix, Inc.	10.500%	12/15/08	615	606
1RJ Reynolds Corp.	6.500%	7/15/10	220	219
1RJ Reynolds Corp.	7.300%	7/15/15	1,040	1,061
Triad Hospitals Inc.	7.000%	5/15/12	1,500	1,534
[2]United Agricultural Products	8.250%	12/15/11	233	245
Ventas Realty LP/Capital Corp.	6.750%	6/1/10	215	220
Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	724
Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	491
[1]Ventas Realty LP/Capital Corp.	6.500%	6/1/16	270	271
VWR International Inc.	6.875%	4/15/12	150	149
VWR International Inc.	8.000%	4/15/14	310	307
Energy (7.2%)
Amerada Hess Corp.	7.875%	10/1/29	555	674
Amerada Hess Corp.	7.300%	8/15/31	555	642
Chesapeake Energy Corp.	7.750%	1/15/15	105	111
Chesapeake Energy Corp.	6.625%	1/15/16	1,020	1,033
Chesapeake Energy Corp.	6.875%	1/15/16	570	584
[1]Chesapeake Energy Corp.	6.500%	8/15/17	105	105
Chesapeake Energy Corp.	6.250%	1/15/18	980	963
Delta Petroleum Corp.	7.000%	4/1/15	375	347
Encore Acquisition Co.	6.250%	4/15/14	150	142
Encore Acquisition Co.	6.000%	7/15/15	495	458
Exco Resources Inc.	7.250%	1/15/11	845	858
Forest Oil Corp.	8.000%	12/15/11	640	703
Forest Oil Corp.	7.750%	5/1/14	400	415
Giant Industries	11.000%	5/15/12	439	488
[1]Grant Prideco Inc.	6.125%	8/15/15	230	230
Hornbeck Offshore Services	6.125%	12/1/14	375	366
[1]Hornbeck Offshore Services	6.125%	12/1/14	150	146
Kerr-McGee Corp.	6.950%	7/1/24	325	343
Kerr-McGee Corp.	7.125%	10/15/27	205	222
Magnum Hunter Resources Inc.	9.600%	3/15/12	637	693
Newfield Exploration Co.	7.450%	10/15/07	580	593
Newfield Exploration Co.	8.375%	8/15/12	665	710
Parker Drilling Co.	9.625%	10/1/13	675	753
Pioneer Natural Resources Co.	5.875%	7/15/16	285	284
Pioneer Natural Resources Co.	7.200%	1/15/28	345	374
Plains Exploration & Production Co.	8.750%	7/1/12	130	140
Plains Exploration & Production Co.	7.125%	6/15/14	280	290
Pogo Producing Co.	6.625%	3/15/15	175	171
[1]Pogo Producing Co.	6.875%	10/1/17	445	434
Premcor Refining Group	9.500%	2/1/13	695	777
Pride International Inc.	7.375%	7/15/14	1,450	1,562
Range Resources	6.375%	3/15/15	215	210
[1]Tesoro Corp.	6.250%	11/1/12	550	552
Transcontinental Gas Pipe Line Corp.	6.250%	1/15/08	140	142
Whiting Petroleum Corp.	7.250%	5/1/12	520	527
Whiting Petroleum Corp.	7.250%	5/1/13	625	633
[1]Whiting Petroleum Corp.	7.000%	2/1/14	110	111

10

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Technology (3.7%)
Flextronics International Ltd.	6.250%	11/15/14	675	665
1IKON Office Solutions	7.750%	9/15/15	715	695
Lucent Technologies	6.450%	3/15/29	440	375
MagnaChip Semiconductor	6.875%	12/15/11	650	642
Sanmina-SCI Corp.	10.375%	1/15/10	780	860
Sanmina-SCI Corp.	6.750%	3/1/13	300	286
[1]SunGard Data Systems, Inc.	9.125%	8/15/13	1,745	1,815
UGS Corp.	10.000%	6/1/12	725	794
[2]Xerox Corp.	9.750%	1/15/09	2,000	2,213
Xerox Corp.	7.200%	4/1/16	255	267
Xerox Corp.	8.000%	2/1/27	400	412
Transportation (2.8%)
American Airlines, Inc.	7.024%	10/15/09	410	423
Continental Airlines, Inc.	7.056%	9/15/09	554	569
[3]Continental Airlines, Inc.	6.900%	1/2/18	277	276
[3]Continental Airlines, Inc.	9.798%	4/1/21	485	484
Delta Air Lines, Inc.	7.111%	9/18/11	745	730
Delta Air Lines, Inc.	7.570%	5/18/12	660	652
Greenbrier Co. Inc.	8.375%	5/15/15	635	648
[1]Hertz Corp.	8.875%	1/1/14	1,005	1,025
Kansas City Southern Industries, Inc.	9.500%	10/1/08	600	649
Kansas City Southern Industries, Inc.	7.500%	6/15/09	655	678
[3]Northwest Airlines Enhanced Equipment Trust Certificates	7.575%	3/1/19	340	340
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/11	250	243
1TFM SA de CV	9.375%	5/1/12	235	257
Westinghouse Air Brake	6.875%	7/31/13	5	5
Other (1.5%)
Adesa Corp.	7.625%	6/15/12	730	730
[2]FastenTech Inc.	11.500%	5/1/11	370	364
General Cable Corp.	9.500%	11/15/10	615	653
JohnsonDiversey Inc.	9.625%	5/15/12	405	407
Timken Co.	5.750%	2/15/10	664	663
UCAR Finance, Inc.	10.250%	2/15/12	940	996
				191,708
Utilities (11.6%)
Electric (7.4%)
AES Corp.	9.500%	6/1/09	50	54
AES Corp.	9.375%	9/15/10	80	88
1AES Corp.	8.750%	5/15/13	1,565	1,704
1AES Corp.	9.000%	5/15/15	1,790	1,960
Allegheny Energy Supply	7.800%	3/15/11	180	196
[2]Aquila Inc.	9.950%	2/1/11	1,015	1,118
Avista Corp.	9.750%	6/1/08	570	622
CMS Energy Corp.	7.500%	1/15/09	95	98
CMS Energy Corp.	8.500%	4/15/11	760	828
DPL Inc.	6.875%	9/1/11	439	464
[1]Dynegy Inc.	10.125%	7/15/13	140	158
Edison Mission	9.875%	4/15/11	655	760
Midwest Generation LLC	8.750%	5/1/34	2,085	2,294
Nevada Power Co.	10.875%	10/15/09	38	42
Nevada Power Co.	6.500%	4/15/12	295	296
Nevada Power Co.	9.000%	8/15/13	333	367
Nevada Power Co.	5.875%	1/15/15	520	517

11

Vanguard High Yield Bond Portfolio

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Northwestern Corp.	5.875%	11/1/14	90	90
NRG Energy Inc.	8.000%	12/15/13	318	355
Reliant Energy, Inc.	6.750%	12/15/14	1,160	1,015
Sierra Pacific Resources	8.625%	3/15/14	405	438
[1]Sierra Pacific Resources	6.750%	8/15/17	160	159
TECO Energy, Inc.	7.200%	5/1/11	820	865
TECO Energy, Inc.	7.000%	5/1/12	65	68
TECO Energy, Inc.	6.750%	5/1/15	125	130
[1]Texas Genco LLC	6.875%	12/15/14	1,260	1,366
TXU Corp.	5.550%	11/15/14	825	786
TXU Corp.	6.500%	11/15/24	950	904
TXU Corp.	6.550%	11/15/34	480	455
Natural Gas (3.7%)
ANR Pipeline Co.	8.875%	3/15/10	860	919
Colorado Interstate Gas	5.950%	3/15/15	90	86
El Paso Natural Gas Co.	7.625%	8/1/10	425	448
El Paso Natural Gas Co.	7.500%	11/15/26	190	197
El Paso Production Holdings	7.750%	6/1/13	1,840	1,918
Enterprise Products Operating LP	6.875%	3/1/33	450	480
Enterprise Products Operating LP	5.750%	3/1/35	250	231
Semco Energy Inc.	7.125%	5/15/08	100	101
Semco Energy Inc.	7.750%	5/15/13	85	89
Southern Natural Gas	8.875%	3/15/10	645	691
Suburban Propane Partners	6.875%	12/15/13	370	344
Williams Cos., Inc.	7.125%	9/1/11	1,025	1,066
[2]Williams Cos., Inc.	8.125%	3/15/12	1,270	1,384
Williams Cos., Inc.	7.500%	1/15/31	850	884
Williams Cos., Inc.	7.750%	6/15/31	45	48
[2]Williams Cos., Inc.	8.750%	3/15/32	175	203
Other (0.5%)
[1]Mirant North America LLC	7.375%	12/31/13	1,325	1,342
				28,628
Total Corporate Bonds (Cost $223,589)				225,205
Sovereign Bonds (U.S. Dollar-Denominated)(0.9%)
Federal Republic of Brazil	7.875%	3/7/15	475	504
[3]Federal Republic of Brazil	8.000%	1/15/18	900	970
[1]Pemex Project Funding Master Trust	5.750%	12/15/15	665	661
Total Sovereign Bonds (Cost $2,088)				2,135
Temporary Cash Investments (3.8%)
Repurchase Agreement (1.9%)
Goldman Sachs & Co. (Dated 12/30/05, Repurchase Value $4,602,000,
collateralized by Federal Home Loan Mortgage Corp., 5.000%, 11/1/35)	4.350%	1/3/06	4,600	4,600

12

Vanguard High Yield Bond Portfolio

	Shares	Market Value• ($000)

Money Market Fund (1.9%)

[4]Vanguard Market Liquidity Fund, 4.274%--Note G	4,748,500	4,749

Total Temporary Cash Investments (Cost $9,349)		9,349

Total Investments (100.9%) (Cost $247,534)		248,952

Other Assets and Liabilities (-0.9%)

Other Assets--Note C		5,052

Liabilities--Note G		(7,227)

		(2,175)
Net Assets (100%)

Applicable to 28,726,985 outstanding $.001 par
value shares of beneficial interest (unlimited authorization)		246,777
Net Asset Value Per Share		$8.59

At December 31, 2005, net assets consisted of:[5]
	Amount ($000)	Per Share

Paid-in Capital	270,436	$9.41

Undistributed Net Investment Income	17,412.61

Accumulated Net Realized Losses	(42,489)	(1.48)

Unrealized Appreciation	1,418.05

Net Assets	246,777	$8.59

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of these securities was $30,318,000, representing 12.3% of net assets.
2 Adjustable-rate note.
3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

13

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)

Investment Income

Income

Interest	18,595

Security Lending	22

Total Income	18,617

Expenses

Investment Advisory Fees--Note B	154

The Vanguard Group--Note C

Management and Administrative	373

Marketing and Distribution	47

Custodian Fees	12

Auditing Fees	19

Shareholders' Reports	10

Total Expenses	615

Expenses Paid Indirectly--Note D	(3)

Net Expenses	612

Net Investment Income	18,005

Realized Net Gain (Loss)
on Investment Securities Sold	1,977

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(13,119)

Net Increase (Decrease) in Net Assets
Resulting from Operations	6,863

Statement of Changes in Net Assets

	Year Ended December 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	18,005	19,378

Realized Net Gain (Loss)	1,977	6,385

Change in Unrealized Appreciation (Depreciation)	(13,119)	(4,072)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,863	21,691

Distributions

Net Investment Income	(19,588)	(19,788)

Realized Capital Gain	--	--

Total Distributions	(19,588)	(19,788)

Capital Share Transactions--Note H

Issued	46,979	49,034

Issued in Lieu of Cash Distributions	19,588	19,788

Redeemed	(81,872)	(90,700)

Net Increase (Decrease) from Capital Share Transactions	(15,305)	(21,878)

Total Increase (Decrease)	(28,030)	(19,975)

Net Assets

Beginning of Period	274,807	294,782

End of Period[1]	246,777	274,807

1 Including undistributed net investment income of $17,412,000 and $18,995,000.

14

Vanguard High Yield Bond Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$9.02	$8.95	$8.21	$8.59	$8.28	$9.02

Investment Operations

Net Investment Income	.60[2]	.68	.53	.59	.168	.794

Net Realized and Unrealized

Gain (Loss) on Investments	(.37)	.04	.78	(.46)	.142	(1.120)

Total from Investment Operations	.23	.72	1.31	.13	.310	(.326)

Distributions

Dividends from Net Investment Income	(.66)	(.65)	(.57)	(.51)	--	(.414)

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.66)	(.65)	(.57)	(.51)	--	(.414)

Net Asset Value, End of Period	$8.59	$9.02	$8.95	$8.21	$8.59	$8.28

Total Return	2.75%	8.53%	16.87%	1.54%	3.74%	-3.72%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$247	$275	$295	$203	$172	$158

Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.29%	0.33%	0.28%[3]	0.28%

Ratio of Net Investment Income to
Average Net Assets	6.97%	7.22%	7.59%	8.40%	8.87%[3]	9.26%

Portfolio Turnover Rate	46%	57%	49%	30%	6%	29%

1 The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

15

Vanguard High Yield Bond Portfolio

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2005, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $29,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, custodian fee offset arrangements reduced the portfolio’s expenses by $3,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at December 31, 2005, the portfolio had $17,864,000 of ordinary income available for distribution. The portfolio had available realized losses of $42,476,000 to offset future net capital gains of $2,000,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,418,000, consisting of unrealized gains of $5,383,000 on securities that had risen in value since their purchase and $3,965,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2005, the portfolio purchased $104,305,000 of investment securities and sold $120,398,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,271,000 and $9,385,000, respectively.

G. The market value of securities on loan to broker/dealers at December 31, 2005, was $4,626,000, for which the portfolio received cash collateral of $4,749,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	5,484	5,606

Issued in Lieu of Cash Distributions	2,343	2,339

Redeemed	(9,583)	(10,384)

Net Increase (Decrease) in Shares Outstanding	(1,756)	(2,439)

16

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund High Yield Bond Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

17

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
High Yield Bond Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,018.98	$1.22

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Balanced Portfolio

During 2005, the Balanced Portfolio returned 6.8%, besting the returns of the broad U.S. stock market and the portfolio’s average balanced fund peer and benchmark index—a composite of two indexes weighted in proportion to the fund’s target allocation between stocks and bonds. As of December 31, the portfolio’s yield was 2.7%. The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, we also present their annualized performances over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy, industrials, and utilities stocks drove performance

The stock portion of the portfolio returned 9.1% in 2005, significantly outpacing the 4.9% return of the Standard & Poor’s 500 Index. Much of the outperformance came from three key areas: energy, industrials, and utilities. High crude oil and natural gas prices drove the portfolio’s energy holdings to impressive returns for the year, even though several stocks cooled off in the fourth quarter. The advisor’s skillful stock selection was evident in the industrials sector, where five railroad holdings each returned more than 20%. In utilities, a sector that the advisor often favors for its above-average dividend yields, a number of electric and diversified utilities companies led the way. The portfolio had negative returns in the consumer discretionary and telecommunication services sectors—areas that also posted negative results in the benchmark index. The fixed income portion of the portfolio, consisting of high-quality corporate and government issues, as well as mortgage-backed securities, returned 2.4% in the period, matching the return of the Lehman Brothers Credit A or Better Bond Index. For additional details on the portfolio’s holdings and performance, please see the Advisor’s Report, which follows.

A balanced investment plan creates a smoother ride

The Balanced Portfolio returned an annualized 9.9% over the past ten years, outpacing the returns of its composite benchmark index and its average balanced fund peer. A hypothetical investment of $10,000 in the portfolio a decade ago would have grown to $25,749 by December 31, 2005—that’s almost $6,500 more than the same investment in the average competing fund. The portfolio also outperformed the broad U.S. stock market over the same period—no small feat considering the portfolio’s 30% to 40% allocation to bonds, which have historically underperformed stocks. Much of the credit goes to the skill and discipline of the portfolio’s advisor, Wellington Management Company. But don’t overlook the fact that value stocks outperformed growth stocks over the past ten years, and the Balanced Portfolio’s value tilt certainly benefited from that trend.

Investment styles can fall from favor, however, and market trends change quickly. The best protection from market volatility is an investment strategy diversified within each asset class (stock, bond, and money market funds) and balanced across those classes. The Balanced Portfolio can play an important role in such an approach. While the stock portion of your portfolio is currently posting admirable performance numbers, the bond portion can provide stability when stocks don’t shine as brightly.

Total Returns
		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Balanced Portfolio	6.8%	9.9%	$25,749

Composite Stock/Bond Index[1]	4.1	8.4	22,397

Average Balanced Fund[2]	4.7	6.8	19,251

Dow Jones Wilshire 5000 Index	6.3	9.2	24,019

Expense Ratios:[3] Your portfolio compared with its peer group
	Portfolio	Average Balanced Fund

Balanced Portfolio	0.25%	1.28%

1	Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 6.8% during the fiscal year ended December 31, 2005. This performance exceeded both the 4.7% return of the average balanced fund and the 4.1% return for the unmanaged composite index, which is weighted 65% in large cap stocks and 35% in high-quality corporate bonds.

Investment Environment

The stock market finished the year up 4.9% (as measured by the S&P 500), as investors responded favorably to the retreat in gasoline prices in the latter part of 2005, following the temporary supply shortage brought on by Hurricane Katrina. The relief from lower gas prices offset concerns about the situation in Iraq, President Bush’s falling poll numbers, and the rising dollar. With lower gas prices, the U.S. consumer should hold up reasonably well, especially as the global economy remains strong. In addition, the solid growth in gross domestic product (GDP) and the stronger U.S. dollar reflect the buoyancy of the nation’s economy, despite the hurricane disasters and high energy prices of this past year.

The last 12 months have been a period of rising short-term interest rates, as the Federal Reserve Board has tightened monetary policy to head off any significant increase in the inflation rate. The surprise has been that long-term interest rates have risen very little during the period, a reflection of the generally low level of inflation and of the Fed’s commitment to informing the bond market of its intentions. Corporate bonds have performed rather well during the period, except for those issued by companies that have encountered fundamental business problems, most notably General Motors and Ford, both of whose bonds have now been downgraded to high-yield (junk) status.

Our successes

Our strong equity performance during the year was driven by a number of factors, including the portfolio’s meaningful overweighted positions in the energy and utilities sectors, as well as its underweighted stakes in the technology and consumer discretionary sectors.

Strong stock selection within the industrials and technology sectors also benefited the portfolio during the period. Within industrials, Canadian National Railway performed well as strong traffic and higher rates contributed to the company’s earnings results. In technology, Motorola posted solid earnings due to the popularity of its dynamic new handset products.

Within the energy sector, EnCana and Petrobras (Petróleo Brasileiro) continued to benefit from the increased value of their substantial oil reserves. Price strength led us to reduce our positions in these holdings as well as in other energy stocks. Finally, utilities holding TXU benefited from its ability to pass on higher natural gas prices to its electric customers.

Our shortfalls

Stock selection in the health care and telecommunications services sectors were the primary detractors during the period. Within health care, Abbott Laboratories fell sharply on soft earnings and was hurt by several delays in its new-drug pipeline. We remain positive on the stock, as we believe its fundamentals and valuation are very attractive. Eli Lilly, another large pharmaceutical firm, lagged the market due to soft sales of its mental health product Zyprexa. We expect sales of Zyprexa to rebound as its labeling issue abates.

Within telecommunications services, Verizon Communications fell in price as investors fretted about the company’s entrance into residential fiber optics. We have trimmed our position in Verizon based on these concerns.

2

Vanguard Balanced Portfolio

In addition, materials holding International Paper has been unable to pass along cost increases to customers, which has hurt earnings. As a result, the company has developed a restructuring strategy that looks promising.

The portfolio’s positioning

The portfolio’s equity ratio held steady, ending the period at 65%, in the middle of our 60% to 70% range. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

Although our secular view remains intact that global economic growth will support higher energy and commodity prices over the long term, we did take profits in a few oil holdings following significant price appreciation. We added to the previously mentioned pharmaceutical holdings Abbott Laboratories and Eli Lilly based on solid drug pipelines, long-term demographics that favor growing drug consumption, and a slowly improving regulatory and legal environment. Within financial services, we remain concerned about the earnings growth of many large banks that have significant exposure to the mortgage and home equity loan businesses, as we expect a slowdown in the housing market. We remain underweighted in financials, despite generally attractive yields in the sector.

We believe that the Fed will raise short-term interest rates a few more times before this tightening cycle is over. We do not envision a substantial increase in interest rates as this occurs, given the generally low level of inflation. We continue to find corporate bonds a bit on the expensive side, so we expect to continue our pattern of diversification by investing a portion of the bond portfolio’s assets in mortgage-backed securities and other high-quality, noncorporate sectors.

Edward P. Bousa, CFA,
Senior Vice President and Partner
Wellington Management Company, LLP
January 12, 2006

Additions

Bristol-Myers Squibb	Major pharmaceuticals firm appears to be through
the worst of its patent expirations. New drugs are
expected to contribute.
Merck	Vioxx litigation woes have lowered the stock price
to an attractive valuation level.
Deletions

Canadian Pacific Railway	Railroad earnings rose nicely and the stock reached
fair valuation.
Tyco	Turnaround at this conglomerate was slowed by
poor results in some divisions.
Keycorp	Bank appears to be fairly valued.
Honeywell	High legacy costs continue to hamper the earnings
recovery.

3

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2005

Total Portfolio Characteristics

Yield	2.7%
Turnover Rate	21%
Expense Ratio	0.25%
Short-Term Reserves	2%

Total Portfolio Volatility Measures

	Portfolio	Composite Index[1]	Portfolio	Broad Index[2]
R-Squared	0.91	1.00	0.80	1.00
Beta	1.06	1.00	0.63	1.00

Equity Characteristics

	Portfolio	Comparative Index[3]	Broad Index[2]
Number of Stocks	109	500	4,999
Median Market Cap	$55.4B	$53.3B	$26.4B
Price/Earnings Ratio	16.5x	17.3x	20.5x
Price/Book Ratio	2.5x	2.8x	2.8x
Dividend Yield	2.3%	1.9%	1.7%
Return on Equity	18.5%	18.5%	17.3%
Earnings Growth Rate	10.5%	13.1%	9.5%
Foreign Holdings	11.2%	0.0%	2.4%

Fixed Income Characteristics

	Portfolio	Comparative Index[4]	Broad Index[5]
Number of Bonds	248	1,761	6,434
Yield to Maturity	5.0%[6]	5.1%	5.1%
Average Coupon	5.4%	5.5%	5.2%
Average Effective Maturity	8.2 years	8.7 years	7.1 years
Average Quality[7]	Aa3	Aa3	Aa1
Average Duration	5.4 years	5.5 years	4.6 years

Ten Largest Stocks8 (% of equity portfolio)

General Electric Co.	conglomerate	2.8%
Citigroup, Inc.	banking	2.7
Bank of America Corp.	banking	2.4
Total SA ADR	energy and utilities	2.3
Exelon Corp.	energy and utilities	2.0
Chevron Corp.	energy and utilities	1.9
ExxonMobil Corp.	energy and utilities	1.9
Altria Group, Inc.	consumer products manufacturers	1.9
Abbott Laboratories	pharmaceuticals	1.9
Eli Lilly & Co.	pharmaceuticals	1.9
Top Ten		21.7%
Top Ten as % of Total Net Assets		13.9%

Sector Diversification (% of equity portfolio)

	Portfolio	Comparative Index[3]	Broad Index[2]
Consumer Discretionary	7%	11%	12%
Consumer Staples	7	10	9
Energy	14	9	9
Financials	19	21	22
Health Care	10	14	13
Industrials	15	11	11
Information Technology	8	15	15
Materials	9	3	3
Telecommunication Services	5	3	3
Utilities	6	3	3

Portfolio Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality7
(% of fixed income portfolio)

Aaa	39%
Aa	19
A	34
Baa	6
Ba	0
B	0
Not Rated	2

Sector Diversification9 (% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	9%
Finance	24
Foreign	9
Government Mortgage-Backed	6
Industrial	28
Treasury/Agency	15
Utilities	7
Other	2

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1	Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
2	Dow Jones Wilshire 5000 Index.
3	S&P 500 Index.
4	Lehman Credit A or Better Index.
5	Lehman Aggregate Bond Index.
6	Before expenses.
7	Source: Moody’s Investors Service.
8	“Ten Largest Stocks” excludes any equity index products.
9	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended Decenber 31, 2005
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Balanced Portfolio	6.83%	6.88%	9.92%	$25,749

Dow Jones Wilshire 5000 Index	6.32	2.12	9.16	24,019

S&P 500 Index	4.91	0.54	9.07	23,836

Composite Stock/Bond Index[1]	4.10	3.04	8.40	22,397

Average Balanced Fund[2]	4.69	2.58	6.77	19,251

Fiscal-Year Total Returns (%): December 31, 1995–December 31, 2005

1	Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
2	Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
 As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (64.1%)
Consumer Discretionary (4.3%)
McDonald's Corp.	298,400	10,062
Time Warner, Inc.	507,600	8,853
* Comcast Corp. Class A	335,250	8,703
Fuji Photo Film Co., Ltd. ADR	172,600	5,732
Viacom Inc. Class B	164,600	5,366
Limited Brands, Inc.	165,900	3,708
Gannett Co., Inc.	61,000	3,695
Dollar General Corp.	142,700	2,721
Genuine Parts Co.	44,200	1,941
Harrah's Entertainment, Inc.	17,100	1,219
		52,000
Consumer Staples (4.8%)
Altria Group, Inc.	195,100	14,578
The Procter & Gamble Co.	201,667	11,672
The Coca-Cola Co.	227,100	9,154
Kimberly-Clark Corp.	145,500	8,679
Wal-Mart Stores, Inc.	109,000	5,101
General Mills, Inc.	78,500	3,872
Coca-Cola Enterprises, Inc.	115,200	2,208
Colgate-Palmolive Co.	36,100	1,980
		57,244
Energy (9.1%)
Total SA ADR	140,556	17,766
Chevron Corp.	261,000	14,817
ExxonMobil Corp.	260,100	14,610
Royal Dutch Shell PLC ADR Class A	190,500	11,714
EnCana Corp.	245,772	11,099
BP PLC ADR	160,200	10,288
Schlumberger Ltd.	71,100	6,907
ConocoPhillips Co.	115,300	6,708
Petroleo Brasileiro ADR	89,100	6,350
Burlington Resources, Inc.	44,800	3,862
Anadarko Petroleum Corp.	39,900	3,781
Sasol Ltd. Sponsored ADR	29,600	1,055
		108,957
Financials (12.2%)
Citigroup, Inc.	433,333	21,030
Bank of America Corp.	392,400	18,109
UBS AG	112,100	10,666
Merrill Lynch & Co., Inc.	148,300	10,044
ACE Ltd.	187,100	9,999
American International Group, Inc.	140,900	9,614
State Street Corp.	149,300	8,277
Freddie Mac	122,800	8,025
MBNA Corp.	261,800	7,108
MBIA, Inc.	114,650	6,897
The Hartford Financial Services Group Inc.	77,900	6,691
JPMorgan Chase & Co.	156,148	6,198
Ambac Financial Group, Inc.	60,900	4,693
Marsh & McLennan Cos., Inc.	135,200	4,294
PNC Financial Services Group	59,600	3,685
MetLife, Inc.	74,800	3,665
Westpac Banking Corp. Ltd. ADR	42,500	3,552
Swiss Reinsurance ADR	24,000	1,756
U.S. Bancorp	40,259	1,203
		145,506
Health Care (6.3%)
Abbott Laboratories	364,100	14,356
Eli Lilly & Co.	251,600	14,238
Schering-Plough Corp.	500,000	10,425
AstraZeneca Group PLC ADR	162,900	7,917
Wyeth	159,100	7,330
Novartis AG ADR	84,100	4,414
Bristol-Myers Squibb Co.	183,600	4,219
Baxter International, Inc.	110,300	4,153
Pfizer Inc.	146,653	3,420
Sanofi-Aventis ADR	62,123	2,727
Merck & Co., Inc.	59,400	1,890
		75,089
Industrials (10.0%)
General Electric Co.	613,900	21,517
Canadian National Railway Co.	157,250	12,578
Union Pacific Corp.	139,900	11,263
General Dynamics Corp.	96,200	10,972
Deere & Co.	125,900	8,575
CSX Corp.	168,300	8,545
Waste Management, Inc.	279,000	8,468
Parker Hannifin Corp.	119,400	7,876
United Technologies Corp.	127,400	7,123
Caterpillar, Inc.	93,600	5,407
Pitney Bowes, Inc.	117,800	4,977
Avery Dennison Corp.	76,300	4,217
Emerson Electric Co.	52,400	3,914
Norfolk Southern Corp.	63,300	2,838
Pall Corp.	32,500	873
Lockheed Martin Corp.	9,100	579
		119,722
Information Technology (5.0%)
International Business
Machines Corp.	171,900	14,130
Microsoft Corp.	530,400	13,870
Motorola, Inc.	445,000	10,053
Accenture Ltd.	194,000	5,601
First Data Corp.	120,300	5,174
* EMC Corp.	221,000	3,010
Hewlett-Packard Co.	96,900	2,774
Nokia Corp. ADR	129,100	2,363
Texas Instruments, Inc.	70,000	2,245
* Corning, Inc.	40,500	796
		60,016
Materials (5.8%)
E.I. du Pont de Nemours & Co.	287,386	12,214
Alcoa Inc.	387,400	11,455
Weyerhaeuser Co.	168,300	11,165
Rio Tinto PLC ADR	46,600	8,518
International Paper Co.	228,700	7,687
Rohm & Haas Co.	103,300	5,002
Air Products & Chemicals, Inc.	81,100	4,800
Cia Vale do Rio Doce ADR	105,910	4,357
Syngenta AG ADR	170,000	4,235
		69,433
Telecommunication Services (3.0%)
AT&T Inc.	445,700	10,915
Verizon Communications Inc.	221,012	6,657
Sprint Nextel Corp.	256,400	5,990
Deutsche Telekom AG ADR	229,100	3,810
Alltel Corp.	55,700	3,515
BellSouth Corp.	103,500	2,805
France Telecom SA ADR	103,700	2,576
		36,268
Utilities (3.6%)
Exelon Corp.	283,200	15,049
FPL Group, Inc.	167,600	6,965
TXU Corp.	134,400	6,746
Pinnacle West Capital Corp.	106,700	4,412
Progress Energy, Inc.	92,900	4,080
Dominion Resources, Inc.	42,000	3,242
Cinergy Corp.	68,000	2,887
		43,381
Total Common Stocks (Cost $574,363)		767,616
	Face Amount ($000)
U.S. Government and Agency Obligations (7.1%)
U.S. Government Securities (5.0%)
U.S. Treasury Bond 6.250%, 8/15/23	11,000	13,147
U.S. Treasury Notes 2.750%, 7/31/06	10,000	9,906
3.875%, 7/31/07	25,000	24,801
4.250%, 8/15/14	5,000	4,947
1 Federal Home Loan Mortgage Corp. 4.000%, 8/17/07	1,000	989
3.500%, 9/15/07	2,000	1,962

6

Vanguard Balanced Portfolio

	Shares	Market Value• ($000)

1 Federal National Mortgage Assn 3.250%, 11/15/07	3,000	2,924

Private Export Funding Corp. (U.S. Government Guaranteed) 3.375%, 2/15/09	1,700	1,635

Mortgage-Backed Securities (2.1%)

Conventional Mortgage-Backed Securities (1.7%)

Government National Mortgage Assn
2 5.500%, 2/15/33-10/15/33	9,503	9,584
2 6.000%, 7/15/26-11/15/34	8,809	9,020
2 6.500%, 5/15/28-7/15/31	522	549
2 7.000%, 2/15/28-10/15/29	861	906
2 8.000%, 9/15/30	104	111

Non-Conventional Mortgage-Backed Securities (0.4%)

1 Federal National Mortgage Assn 2 6.030%, 5/1/11	1,899	1,971
2 5.016%, 2/1/13	960	954
2 4.510%, 5/1/13	949	924
2 4.886%, 1/1/14	945	936

Total U.S. Government and Agency Obligations (Cost $84,793)		85,266

Corporate Bonds (22.5%)

Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)

Advanta Business Card Master Trust 2 4.750%, 1/20/11	530	530

Aesop Funding II LLC 2,3 3.950%, 4/20/08	1,600	1,573

Asset Securitization Corp. 2 6.750%, 2/14/43	2,000	2,055

Bank One Issuance Trust 2 3.860%, 6/15/11	1,000	976
2 3.450%, 10/17/11	1,000	963

Bear Stearns Commercial Mortgage Securities, Inc. 2 4.740%, 3/13/40	1,000	977
2 4.825%, 11/11/41	1,995	1,962
2 4.933%, 2/13/42	765	757
2 4.871%, 9/11/42	740	728

CarMax Auto Owner Trust 2 4.910%, 1/18/11	860	862

Caterpillar Financial Asset Trust 2 3.130%, 1/26/09	561	552

Chase Issuance Trust 2 4.650%, 12/17/12	1,000	993

Chase Manhattan Auto Owner Trust 2 2.570%, 2/16/10	910	888

Commercial Mortgage Pass Through Certificates 2 5.116%, 6/10/44	750	748

GS Mortgage Securities Corp. II 2 5.396%, 8/10/38	1,000	1,021

Greenwich Capital Commercial Funding Corp. 2 4.915%, 1/5/36	1,000	997
2 5.317%, 6/10/36	1,000	1,026
2 5.224%, 4/10/37	240	242
2 4.799%, 8/10/42	1,950	1,906

Honda Auto Receivables Owner Trust 2 3.820%, 5/21/10	867	847

JPMorgan Chase Commercial Mortgage Securities 2 4.899%, 1/12/37	960	948

Merrill Lynch Mortgage Investors, Inc. 2 4.497%, 2/25/35	1,767	1,730

Morgan Stanley Capital I 2 4.780%, 12/13/41	1,725	1,693
2 5.230%, 9/15/42	510	515
2 4.700%, 7/15/56	1,530	1,495

Morgan Stanley Dean Witter Capital I 2 4.740%, 11/13/36	1,000	982

PSE&G Transition Funding LLC 2 6.450%, 3/15/13	238	252

USAA Auto Owner Trust 2 2.670%, 10/15/10	820	797
2 4.130%, 11/15/11	952	937

WFS Financial Owner Trust 2 3.930%, 2/17/12	1,500	1,476

Wachovia Auto Owner Trust 2 4.930%, 11/20/12	1,000	1,002

Wachovia Bank Commercial Mortgage Trust 2 5.118%, 7/15/42	750	752

Wells Fargo Mortgage Backed Securities Trust 2 4.552%, 2/25/35	774	764
2 4.530%, 4/25/35	1,423	1,397

World Omni Auto Receivables Trust 2 3.820%, 11/12/11	370	361

		35,704
Finance (7.9%)

Banking (4.4%)

BB&T Corp. 7.250%, 6/15/07	2,000	2,065

BTM Curacao 3 4.760%, 7/21/15	1,595	1,566

Bank One Corp. 6.875%, 8/1/06	2,000	2,022

Bank of America Corp. 5.625%, 3/8/35	1,845	1,815

Bank of New York Co., Inc. 4.950%, 3/15/15	1,345	1,330

Citigroup, Inc. 4.625%, 8/3/10	600	593
6.625%, 6/15/32	2,000	2,269

Credit Suisse First Boston USA, Inc. 6.500%, 1/15/12	2,000	2,139

Deutsche Bank Financial LLC 5.375%, 3/2/15	963	976

Fifth Third Bank 4.200%, 2/23/10	2,000	1,952

HBOS Treasury Services PLC 3 6.000%, 11/1/33	2,000	2,115

Huntington National Bank 4.900%, 1/15/14	1,000	978

J.P. Morgan, Inc. 6.250%, 1/15/09	1,500	1,555

JPMorgan Chase & Co. 6.750%, 2/1/11	1,000	1,072

Mellon Bank NA 4.750%, 12/15/14	250	245

Mellon Funding Corp. 4.875%, 6/15/07	1,500	1,502

Mizuho Finance (Cayman) 3 5.790%, 4/15/14	2,000	2,077

NBD Bancorp, Inc. 7.125%, 5/15/07	1,500	1,547

National City Bank 4.150%, 8/1/09	1,725	1,682

National City Corp. 3.200%, 4/1/08	275	265

Overseas Chinese Banking Corp. 3 7.750%, 9/6/11	600	674

PNC Bank NA 4.875%, 9/21/17	1,000	962

Paribas NY 6.950%, 7/22/13	2,000	2,224

Royal Bank of Scotland Group PLC 5.000%, 10/1/14	300	298
5.050%, 1/8/15	2,440	2,429

Santander U.S. Debt, S.A. Unipersonal 3 4.750%, 10/21/08	900	897

SunTrust Banks, Inc. 7.250%, 9/15/06	1,640	1,665
4.250%, 10/15/09	320	313

UFJ Finance Aruba AEC 6.750%, 7/15/13	2,000	2,185

US Bank NA 4.125%, 3/17/08	2,000	1,973

Wachovia Corp. 5.625%, 12/15/08	2,000	2,039
7.500%, 4/15/35	1,000	1,253

Washington Mutual, Inc. 5.250%, 9/15/17	1,000	977

Wells Fargo & Co. 6.450%, 2/1/11	2,000	2,132
5.125%, 9/1/12	1,000	1,003

World Savings Bank, FSB 4.125%, 12/15/09	1,805	1,753

Brokerage (0.2%)

Ameriprise Financial Inc. 5.350%, 11/15/10	755	759

Dean Witter, Discover & Co. 6.750%, 10/15/13	1,000	1,092

Finance Companies (0.8%)

American Express Co. 4.750%, 6/17/09	1,000	995

American Express Credit Corp. 3.000%, 5/16/08	1,000	959

CIT Group, Inc. 3.650%, 11/23/07	1,000	977
4.125%, 11/3/09	1,000	967

7

Vanguard Balanced Portfolio

	Shares	Market Value• ($000)

Countrywide Home Loan 5.500%, 8/1/06	1,000	1,003

FGIC Corp. 3 6.000%, 1/15/34	365	378

General Electric Capital Corp. 6.125%, 2/22/11	600	630
5.875%, 2/15/12	2,000	2,085
5.450%, 1/15/13	1,000	1,023

Household Finance Corp. 6.375%, 10/15/11	1,000	1,055

Insurance (2.2%)

Allstate Corp. 5.000%, 8/15/14	1,000	989
6.750%, 5/15/18	1,000	1,108

American International Group, Inc. 3 4.700%, 10/1/10	3,200	3,146

Frank Russell Co. 3 5.625%, 1/15/09	2,000	2,043

Hartford Financial Services Group, Inc. 7.900%, 6/15/10	2,000	2,212

ING USA Global 4.500%, 10/1/10	1,000	979

Marsh & McLennan Cos., Inc. 6.250%, 3/15/12	2,000	2,076

Massachusetts Mutual Life 2,3 7.625%, 11/15/23	2,000	2,501

Met Life Global Funding I 3 4.500%, 5/5/10	2,000	1,958

New York Life Global Funding 3 3.875%, 1/15/09	90	87

New York Life Insurance 3 5.875%, 5/15/33	635	668

PRICOA Global Funding I 3 3.900%, 12/15/08	1,100	1,070

Pacific Life Global Funding 3 3.750%, 1/15/09	1,110	1,074

Protective Life Secured Trust 3.700%, 11/24/08	1,000	968
4.850%, 8/16/10	765	759

Prudential Financial, Inc. 4.750%, 4/1/14	2,300	2,237
XL Capital Ltd. 6.500%, 1/15/12	2,000	2,108

Other (0.3%)

Berkshire Hathaway Finance Corp. 4.625%, 10/15/13	2,000	1,948

SovRisc BV 3 4.625%, 10/31/08	2,000	1,997

		94,393
Industrial (9.4%)

Basic Industry (0.7%)
Alcan, Inc. 4.500%, 5/15/13	1,000	952

Alcoa, Inc. 6.000%, 1/15/12	2,000	2,092

BHP Billiton Finance 4.800%, 4/15/13	1,000	979

Dow Chemical Co. 6.125%, 2/1/11	1,000	1,047

E.I. du Pont de Nemours & Co. 4.125%, 4/30/10	735	711
4.750%, 11/15/12	440	433

Rohm & Haas Co. 7.400%, 7/15/09	400	431

Weyerhaeuser Co. 7.375%, 3/15/32	1,000	1,114

Capital Goods (1.0%)

Boeing Capital Corp. 6.500%, 2/15/12	1,000	1,075

Caterpillar Financial Services Corp. 3.625%, 11/15/07	1,000	977

Caterpillar, Inc. 7.250%, 9/15/09	1,000	1,082

General Dynamics Corp. 4.250%, 5/15/13	2,000	1,912

Honeywell International, Inc. 7.500%, 3/1/10	1,000	1,097

John Deere Capital Corp. 5.100%, 1/15/13	1,000	1,002

Masco Corp. 6.750%, 3/15/06	2,000	2,008

USA Waste Services, Inc. 7.000%, 7/15/28	2,000	2,254

United Technologies Corp. 7.500%, 9/15/29	770	977

Communication (1.7%)

BellSouth Corp. 6.000%, 10/15/11	2,000	2,079

Cox Communications, Inc. 7.750%, 8/15/06	2,000	2,030

Deutsche Telekom International Finance 4 8.000%, 6/15/10	2,000	2,231

France Telecom 4 7.750%, 3/1/11	2,000	2,241

GTE Southwest, Inc. 6.000%, 1/15/06	1,000	1,000

Gannett Co., Inc. 5.500%, 4/1/07	1,000	1,005

New York Times Co. 4.500%, 3/15/10	300	291

SBC Communications, Inc. 4.125%, 9/15/09	1,000	966
5.875%, 2/1/12	1,000	1,030

Telecomunicaciones de Puerto Rico 6.650%, 5/15/06	2,000	2,010

Telefonica Europe BV 7.750%, 9/15/10	2,000	2,191

Thomson Corp. 4.250%, 8/15/09	1,500	1,460

Vodafone Group PLC 5.000%, 12/16/13	1,000	986
5.375%, 1/30/15	1,000	1,002

Consumer Cyclical (1.1%)

CVS Corp. 4.875%, 9/15/14	1,000	969

Harley-Davidson Inc. 3 3.625%, 12/15/08	1,000	961

Home Depot Inc. 3.750%, 9/15/09	1,000	965
4.625%, 8/15/10	1,000	994

Kohl's Corp. 6.000%, 1/15/33	1,000	988

Lowe's Cos., Inc. 8.250%, 6/1/10	290	328
6.875%, 2/15/28	710	830
6.500%, 3/15/29	1,000	1,127

Target Corp. 5.875%, 3/1/12	2,000	2,105

Toyota Motor Credit Corp. 5.500%, 12/15/08	2,000	2,035

Wal-Mart Stores, Inc. 4.125%, 2/15/11	1,000	964
5.250%, 9/1/35	1,000	968

Consumer Noncyclical (3.4%)

Abbott Laboratories 4.350%, 3/15/14	1,500	1,444

Anheuser-Busch Cos., Inc. 7.500%, 3/15/12	1,500	1,698

Archer-Daniels-Midland Co. 7.000%, 2/1/31	852	996

Avon Products, Inc. 4.200%, 7/15/18	1,000	892

Becton, Dickinson & Co. 4.550%, 4/15/13	1,000	976

Bristol-Myers Squibb Co. 5.750%, 10/1/11	1,000	1,033

CPC International, Inc. 6.150%, 1/15/06	125	125

Cargill Inc. 3 6.875%, 5/1/28	645	745
3 6.125%, 4/19/34	1,000	1,083

Clorox Co. 4.200%, 1/15/10	2,000	1,939

Coca-Cola Enterprises Inc. 6.125%, 8/15/11	2,000	2,126

Coca-Cola HBC Finance 5.125%, 9/17/13	1,000	999
5.500%, 9/17/15	700	713

Colgate-Palmolive Co. 7.600%, 5/19/25	480	621

ConAgra Foods, Inc. 6.750%, 9/15/11	1,000	1,058

Diageo Capital PLC 3.375%, 3/20/08	1,000	968
4.850%, 5/15/18	1,000	956

Eli Lilly & Co. 6.000%, 3/15/12	1,000	1,058

8

Vanguard Balanced Portfolio

	Shares	Market Value• ($000)

Fortune Brands Inc.
4.875%, 12/1/13	1,000	971

GlaxoSmithKline Capital Inc.
5.375%, 4/15/34	2,000	2,022

Hershey Foods Corp.
4.850%, 8/15/15	380	375

Kimberly-Clark Corp.
5.000%, 8/15/13	1,000	1,010
4.875%, 8/15/15	1,000	998

Kraft Foods, Inc.
5.250%, 6/1/07	1,500	1,504

Medtronic Inc.
3 4.375%, 9/15/10	765	749

Pepsi Bottling Group, Inc.
7.000%, 3/1/29	500	599

Pepsi Bottling Holdings Inc.
3 5.625%, 2/17/09	1,500	1,535

Pfizer, Inc.
2.500%, 3/15/07	1,000	975

Procter & Gamble Co. ESOP
2 9.360%, 1/1/21	2,000	2,598

Schering-Plough Corp.
4 5.550%, 12/1/13	1,000	1,020

Sysco Corp.
5.375%, 9/21/35	1,000	982

Unilever Capital Corp.
7.125%, 11/1/10	1,000	1,091
5.900%, 11/15/32	875	919

UnitedHealth Group, Inc.
4.875%, 4/1/13	1,000	992

Wrigley Co.
4.650%, 7/15/15	2,000	1,956

Wyeth
4 6.950%, 3/15/11	1,000	1,078

Energy (0.5%)

Amoco Corp.
6.500%, 8/1/07	1,500	1,543

Anadarko Petroleum Corp.
3.250%, 5/1/08	1,000	966

Apache Finance Canada
7.750%, 12/15/29	1,000	1,320

ChevronTexaco Capital Co.
3.500%, 9/17/07	1,000	980

Suncor Energy, Inc.
5.950%, 12/1/34	1,000	1,066

Technology (0.3%)

First Data Corp. 4.700%, 8/1/13	2,000	1,879

International Business
Machines Corp.
5.875%, 11/29/32	2,000	2,114

Transportation (0.4%)
ERAC USA Finance Co.
3 7.350%, 6/15/08	1,090	1,144

Federal Express Corp.
2 6.720%, 1/15/22	1,648	1,790

Norfolk Southern Corp.
7.700%, 5/15/17	1,500	1,788

Other (0.3%)

Dover Corp.
6.500%, 2/15/11	2,000	2,140

Snap-On Inc.
6.250%, 8/15/11	1,400	1,486

		112,919
Utilities (2.2%)

Electric (1.8%)

Alabama Power Co.
2.800%, 12/1/06	660	648

Carolina Power & Light Co.
5.950%, 3/1/09	2,000	2,054

Central Illinois Public Service
6.125%, 12/15/28	1,000	1,089

Consolidated Edison, Inc.
3.625%, 8/1/08	1,000	967

Exelon Generation Co. LLC
6.950%, 6/15/11	2,000	2,153

Florida Power & Light Co.
5.650%, 2/1/35	1,000	1,016
4.950%, 6/1/35	1,000	915

Florida Power Corp.
6.875%, 2/1/08	1,850	1,919

National Rural Utilities
Cooperative Finance Corp.
5.750%, 12/1/08	2,000	2,044

PacifiCorp
6.625%, 6/1/07	1,000	1,022

Public Service Electric & Gas
4.000%, 11/1/08	1,000	973

SCANA Corp.
6.875%, 5/15/11	2,000	2,169

Southern Investments UK PLC
6.800%, 12/1/06	1,500	1,523

Virginia Electric & Power Co.
5.375%, 2/1/07	2,000	2,007

Wisconsin Electric Power Co.
4.500%, 5/15/13	615	594

Natural Gas (0.3%)

Duke Energy Field Services
7.875%, 8/16/10	2,000	2,216

KeySpan Gas East Corp.
7.875%, 2/1/10	1,500	1,659

Other (0.1%)

Washington Gas & Light Co.
6.150%, 1/26/26	1,500	1,500

		26,468

Total Corporate Bonds
(Cost $267,012)		269,484

Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)

African Development Bank
4.500%, 1/15/09	2,000	1,994

European Investment Bank
2.375%, 6/15/07	2,000	1,946
4.000%, 3/3/10	2,000	1,945

Inter-American Development Bank
5.375%, 11/18/08	600	616
4.375%, 9/20/12	2,000	1,964

International Bank for
Reconstruction & Development
5.750%, 2/6/08	2,600	2,657
4.750%, 2/15/35	2,000	1,997

Japan Bank International
4.750%, 5/25/11	2,000	2,001

Japan Finance Corp.
4.625%, 4/21/15	3,000	2,940

Kredit Fuer Wiederaufbau
3.375%, 1/23/08	2,000	1,950

Landwirtschaft Rentenbank
4.125%, 7/15/08	2,000	1,972

Oesterreichische Kontrollbank
4.500%, 3/9/15	2,000	1,979

Province of British Columbia
4.300%, 5/30/13	1,000	984

Province of Manitoba
4.450%, 4/12/10	2,000	1,974

Province of Ontario
4.375%, 2/15/13	1,000	983
4.500%, 2/3/15	2,000	1,956

Province of Quebec
5.750%, 2/15/09	1,000	1,031

Quebec Hydro Electric
6.300%, 5/11/11	1,000	1,058

Republic of Italy
4.500%, 1/21/15	2,000	1,938

Total Sovereign Bonds
(Cost $34,490)		33,885

Taxable Municipal Bonds (0.8%)

Illinois (Taxable Pension) GO
5.100%, 6/1/33	3,000	2,949

Kansas Dev. Finance Auth
Rev. (Public Employee
Retirement System)
5.501%, 5/1/34	2,000	2,060

Oregon School Board Assn
5.528%, 6/30/28	2,000	2,071

Stanford Univ. California Rev
5.850%, 3/15/09	2,000	2,064

Total Taxable Municipal Bonds
(Cost $9,074)		9,144

9

Vanguard Balanced Portfolio

	Face Amount ($000)	Market Value• ($000)

Temporary Cash Investment (2.3%)

Repurchase Agreement
Goldman Sachs & Co.
4.350%, 1/3/06
(Dated 12/30/05,
Repurchase Value $27,913,000,
collateralized by Federal Home
Loan Mortgage Corp.
5.000%, 11/1/25)
(Cost $27,900)	27,900	27,900

Total Investments (99.7%)
(Cost $997,632)		1,193,295

Other Assets and Liabilities (0.3%)

Other Assets—Note C		7,573

Liabilities		(3,844)

		3,729

Net Assets (100%)

Applicable to 62,870,359 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		1,197,024

Net Asset Value Per Share		$19.04

At December 31, 2005, net assets consisted of:[5]
	Amount ($000)	Per Share

Paid-in Capital	931,246	$14.81

Undistributed Net
Investment Income	30,636.49

Accumulated Net Realiz	39,479.63

Unrealized Appreciatio	195,663	3.11

Net Assets	1,197,024	$19.04

•	See Note A in Notes to Financial Statements. * Non-income-producing security.
1	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of these securities was $30,041,000, representing 2.5% of net assets.
4	Adjustable-rate note.
5	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

10

Vanguard Balanced Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)
Investment Income
Income
Dividends	16,382
Interest	18,222
Security Lending	111
Total Income	34,715
Expenses
Investment Advisory Fees-Note B
Basic Fee	796
Performance Adjustment	104
The Vanguard Group-Note C
Management and Administrative	1,630
Marketing and Distribution	164
Custodian Fees	22
Auditing Fees	17
Shareholders' Reports	28
Trustees' Fees and Expenses	2
Total Expenses	2,763
Expenses Paid Indirectly-Note D	(41)
Net Expenses	2,722
Net Investment Income	31,993
Realized Net Gain (Loss) on Investment Securities Sold	39,684
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,370
Net Increase (Decrease) in Net Assets Resulting from Operations	75,047

Statement of Changes in Net Assets

Year Ended December 31,
	2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,993	27,856
Realized Net Gain (Loss)	39,684	36,311
Change in Unrealized Appreciation (Depreciation)	3,370	38,503
Net Increase (Decrease) in Net Assets Resulting from Operations	75,047	102,670
Distributions
Net Investment Income	(27,949)	(23,145)
Realized Capital Gain	(17,682)	—
Total Distributions	(45,631)	(23,145)
Capital Share Transactions—Note G
Issued	163,601	131,244
Issued in Lieu of Cash Distributions	45,631	23,145
Redeemed	(76,213)	(97,593)
Net Increase (Decrease) from Capital Share Transactions	133,019	56,796
Total Increase (Decrease)	162,435	136,321
Net Assets
Beginning of Period	1,034,589	898,268
End of Period[1]	1,197,024	1,034,589

1 Including undistributed net investment income of $30,636,000 and $26,592,000.

11

Vanguard Balanced Portfolio

Financial Highlights

Year Ended December 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	Oct. 1 to Dec. 31, 2001[1]	Year Ended Sept. 30, 2001
Net Asset Value, Beginning of Period	$18.62	$17.16	$14.72	$16.98	$15.87	$16.93
Investment Operations
Net Investment Income	.53[2]	.493	.44	.445	.12	.54
Net Realized and Unrealized Gain (Loss) on Investments	.69	1.402	2.47	(1.460)	.99	.08
Total from Investment Operations	1.22	1.895	2.91	(1.015)	1.11	.62
Distributions
Dividends from Net Investment Income	(.49)	(.435)	(.47)	(.630)	—	(.72)
Distributions from Realized Capital Gains	(.31)	—	—	(.615)	—	(.96)
Total Distributions	(.80)	(.435)	(.47)	(1.245)	—	(1.68)
Net Asset Value, End of Period	$19.04	$18.62	$17.16	$14.72	$16.98	$15.87
Total Return	6.83%	11.29%	20.45%	-6.72%	6.99%	4.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,197	$1,035	$898	$693	$697	$636
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.26%	0.31%	0.33%	0.30%[4]	0.29%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.99%	2.98%	3.13%	3.15%[4]	3.53%
Portfolio Turnover Rate	21%	22%	27%	24%	4%	27%

1	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Calculated based on average shares outstanding.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.02%, 0.02%, and 0.01%.
4	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

12

Vanguard Balanced Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended December 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $104,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $139,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these arrangements reduced the portfolio’s management and administrative expenses by $40,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $37,042,000 of ordinary income and $34,568,000 of long-term capital gains available for distribution.

13

Vanguard Balanced Portfolio

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $195,643,000, consisting of unrealized gains of $208,773,000 on securities that had risen in value since their purchase and $13,130,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2005, the portfolio purchased $310,097,000 of investment securities and sold $180,968,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $39,206,000 and $41,812,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	8,895	7,531

Issued in Lieu of Cash Distributions	2,551	1,363

Redeemed	(4,150)	(5,653)

Net Increase (Decrease) in Shares Outstanding	7,296	3,241

14

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopersLLP
Philadelphia, Pennsylvania

February 9, 2006

15

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Balanced Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,056.60	$1.30

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® Equity Income Portfolio

The Equity Income Portfolio returned 4.1% during 2005, trailing the returns of its benchmark index, its average mutual fund peer, and the broad U.S. stock market. At the end of the year, the portfolio provided a yield of 2.5%, almost a full percentage point higher than the broad stock market’s yield.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, it also shows their performance over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Several sectors limited the gains in your portfolio

While the Equity Income Portfolio’s 4.1% result lagged the return of its benchmark, the Russell 1000 Value Index, it’s worth noting that the advisors held fast to the portfolio’s goal of investing in stocks that yield above-average dividend income—an objective not shared by its unmanaged benchmark. Although this pursuit of higher yields can effectively narrow the size of the investable universe for the advisors, it is an important characteristic of this portfolio, which can fulfill a distinct role in a broadly diversified portfolio.

During 2005, the portfolio’s largest sector, financials—whose weighting, on average, was more than three times that of the next-largest sector—posted an underwhelming mid-single-digit return, which muted overall performance. The largest detractor from the portfolio’s total return, however, was the consumer discretionary sector, which contains the battered auto and newspaper industries. Other disappointments included the consumer staples and health care sectors, which produced relatively flat returns.

Often favored by the advisors for its high dividend yields, the utilities sector provided a bright spot, with a handsome total return for the year. The industrials sector also generated an impressive return, due largely to fine stock selection by the advisors. For more details on the portfolio’s performance and individual securities, please see the Advisors’ Report that follows.

The portfolio continued to build on solid long-term performance

The Equity Income Portfolio has established a respectable long-term track record. During the past ten years, it outperformed the broad stock market and the average mutual fund peer, though it still trailed its benchmark index. If you made a hypothetical investment of $10,000 in the portfolio ten years ago, it would now be worth $24,889—almost $3,000 more than what the same investment in the average equity income fund would have produced.

Your portfolio’s performance edge over its competitors is due in large part to the skill and discipline of its advisors, Wellington Management Company and Vanguard Quantitative Equity Group. But don’t overlook the value of Vanguard’s low costs, which allow you to keep a larger portion of each dollar the portfolio earns. To compare the costs of your portfolio with those of the average competing fund, please see the page titled “About Your Portfolio’s Expenses.”

Total Returns

		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Equity Income Portfolio	4.1%	9.5%	$24,889

Russell 1000 Value Index	7.1	10.9	28,250

Average Equity Income Fund[1]	5.8	8.2	21,933

Dow Jones Wilshire 5000 Index	6.3	9.2	24,019

Expense Ratios:2
Your portfolio compared with its peer group

	Portfolio	Average Equity Income Fund

Equity Income Portfolio	0.28%	1.47%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Equity Income Portfolio

Advisors’ Report

During 2005, the Equity Income Portfolio returned 4.1%, trailing the returns of its benchmark index, its average mutual fund peer, and the broad U.S. stock market. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and the effect that this environment had on the portfolio’s positioning.

Wellington Management
Company, LLP

Portfolio Manager:
John R. Ryan, CFA, Senior Vice President
and Managing Partner

During 2005, we had expected the economy to continue to grow, but at a decelerating rate. While we expected capital spending and business spending to remain robust, we expected consumer spending to decelerate. In reality, the economy largely performed in line with these expectations, but there were two surprises. First, long-term interest rates fell while the Federal Reserve Board increased short-term interest rates on 13 occasions over the past 18 months, an unprecedented event. Second, energy prices across a broad spectrum escalated sharply, well above our projections.

Our case for economic deceleration remains in place, buttressed by the high energy costs, a downward trend in consumer confidence in the wake of the natural disasters, and the Fed’s apparent intention to raise rates enough to reduce the complacency of marginal accumulators of real estate and risky assets. The global economy is strong and is starting 2006 from a position of ample liquidity, but we believe the ceiling on growth has been lowered.

Accordingly, our portfolio purchases over the last year have focused on less cyclically sensitive companies, with few exceptions. For example, new purchases included telecommunications, pharmaceutical, electric utility, and packaged-food companies. Our sales focused on a few energy companies, which approached our price targets, and on other companies where we believed the investment case weakened because of either management mistakes or a deteriorating external environment. Examples were sales of General Motors, Morgan Stanley, and Fannie Mae.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

The investment approach in our portion of the Equity Income Portfolio is to buy securities whose current valuation characteristics are attractive relative both to their history and to the market. We do not constrain the portfolio to have the same market capitalization and sector exposures as an overall market-based benchmark. In essence, we are counting on “mean reversion” at both an individual stock level and a sector level. As such, our portfolio will tend to favor stocks in sectors that have been “under pressure,” while generally avoiding or selling stocks in industries that have been performing well.

Over the course of the last year, our portfolio’s sales were concentrated in the energy sector in the face of record high crude oil prices and surging returns for energy-related stocks. Using these proceeds, our purchases were weighted fairly heavily among consumer discretionary and, in particular, automobile-related securities whose performance had been depressed in the face of declining credit ratings, poor sales, rising materials costs, and bloated cost structures. Unfortunately, the sharp rise in energy prices and its subsequent collateral damage to the U.S. automotive sector led to a “mean aversion” scenario (i.e., prices continued to follow their recent patterns) over the period. Looking ahead, we believe that a mean reversion strategy will pay off over the long run and continue to invest in companies with attractive dividend yields and the potential for capital appreciation.

Vanguard International Portfolio Investment Advisors

Investment Advisor	Portfolio Assets Managed (%)	Investment Strategy

Wellington Management Company, LLP	58	Employs a fundamental approach to identify desirable
		individual stocks, seeking those that typically offer
		above-average dividend yields, below-average
		valuations, and the potential for dividend increases
		in the future.

Vanguard Quantitative Equity Group	39	Uses quantitative management, with the primary
		assessment of a company's future prospects made by
		evaluating its current valuation characteristics.

Cash Investments[1]	3	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics

	Portfolio	Comparative Index[1]	Broad Index[2]
Number of Stocks	151	645	4,999
Median Market Cap	$33.4B	$35.5B	$26.4B
Price/Earnings Ratio	15.3x	14.8x	20.5x
Price/Book Ratio	2.4x	2.1x	2.8x
Yield	2.5%	2.5%	1.7%
Return on Equity	19.2%	16.2%	17.3%
Earnings Growth Rate	9.6%	11.2%	9.5%
Foreign Holdings	3.2%	0.0%	2.4%
Turnover Rate	26%	—	—
Expense Ratio	0.28%	—	—
Short-Term Reserves	1%	—	—

Volatility Measures

	Portfolio	Comparative Index[1]	Portfolio	Broad Index[2]

R-Squared	0.95	1.00	0.86	1.00

Beta	0.91	1.00	0.86	1.00

Sector Diversification (% of portfolio)

	Portfolio	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	8%	9%	12%
Consumer Staples	11	6	9
Energy	8	13	9
Financials	33	37	22
Health Care	8	7	13
Industrials	9	7	11
Information Technology	1	5	15
Materials	7	4	3
Telecommunication Services	5	5	3
Utilities	9	7	3
Short-Term Reserves	1%	—	—

Ten Largest Holdings3 (% of total net assets)

Citigroup, Inc.	banking	3.0%
Caterpillar, Inc.	manufacturing	2.8
ConocoPhillips Co.	energy and utilities	2.7
Bank of America Corp.	banking	2.6
ExxonMobil Corp.	energy and utilities	2.6
AT&T Inc.	telecommunications services	2.5
General Electric Co.	conglomerate	1.9
SunTrust Banks, Inc.	banking	1.7
Wyeth	pharmaceuticals	1.6
Altria Group, Inc.	consumer products manufacturers	1.6
Top Ten		23.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 Russell 1000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Equity Income Portfolio	4.14%	4.09%	9.55%	$24,889

Dow Jones Wilshire 5000 Index	6.32	2.12	9.16	24,019

Russell 1000 Value Index	7.05	5.28	10.94	28,250

Average Equity Income Fund[1]	5.80	3.50	8.17	21,933

Fiscal-Year Total Returns (%): December 31, 1995–December 31, 2005

1 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (96.9%)1
Consumer Discretionary (7.6%)
Leggett & Platt, Inc.	141,000	3,237
International Game Technology	101,703	3,130
Gentex Corp.	159,800	3,116
Jones Apparel Group, Inc.	100,000	3,072
Newell Rubbermaid, Inc.	122,400	2,911
New York Times Co. Class A	97,000	2,566
Knight Ridder	38,785	2,455
Mattel, Inc.	138,790	2,196
^Regal Entertainment Group Class A	114,100	2,170
Gannett Co., Inc.	29,600	1,793
McDonald's Corp.	47,500	1,602
^General Motors Corp.	81,800	1,589
Ford Motor Co.	201,796	1,558
Dow Jones & Co., Inc.	37,700	1,338
Belo Corp. Class A	56,300	1,205
Family Dollar Stores, Inc.	44,300	1,098
Eastman Kodak Co.	37,400	875
Lear Corp.	28,650	815
Limited Brands, Inc.	5,051	113
		36,839
Consumer Staples (10.8%)
Altria Group, Inc.	102,680	7,672
Kimberly-Clark Corp.	96,300	5,744
Colgate-Palmolive Co.	87,400	4,794
Kellogg Co.	100,740	4,354
Campbell Soup Co.	126,600	3,769
Avon Products, Inc.	101,000	2,883
Albertson's, Inc.	133,700	2,855
Kraft Foods Inc.	96,603	2,718
The Coca-Cola Co.	66,400	2,677
ConAgra Foods, Inc.	123,800	2,511
Sysco Corp.	73,100	2,270
General Mills, Inc.	45,860	2,262
PepsiCo, Inc.	25,500	1,507
The Procter & Gamble Co.	25,447	1,473
Sara Lee Corp.	70,500	1,332
Archer-Daniels-Midland Co.	46,300	1,142
H.J. Heinz Co.	29,350	990
The Clorox Co.	9,000	512
Anheuser-Busch Cos., Inc.	10,500	451
		51,916
Energy (7.7%)
ConocoPhillips Co.	221,520	12,888
ExxonMobil Corp.	219,709	12,341
BP PLC ADR	74,096	4,758
Royal Dutch Shell PLC ADR Class B	40,289	2,600
Royal Dutch Shell PLC ADR Class A	33,800	2,078
Kinder Morgan, Inc.	19,000	1,747
Chevron Corp.	10,606	602
		37,014
Financials (31.7%)
Capital Markets (3.9%)
Merrill Lynch & Co., Inc.	82,700	5,601
State Street Corp.	60,186	3,337
Mellon Financial Corp.	94,700	3,243
UBS AG	30,400	2,893
Northern Trust Corp.	35,900	1,860
The Bank of New York Co., Inc.	46,300	1,475
Morgan Stanley	19,900	1,129
Commercial Banks (12.2%)
Bank of America Corp.	268,100	12,373
SunTrust Banks, Inc.	115,700	8,418
Wells Fargo & Co.	105,500	6,629
PNC Financial Services Group	80,200	4,959
Wachovia Corp.	87,686	4,635
U.S. Bancorp	137,342	4,105
National City Corp.	115,900	3,891
Comerica, Inc.	57,400	3,258
Fifth Third Bancorp	55,100	2,078
BB&T Corp.	36,000	1,509
Synovus Financial Corp.	50,400	1,361
First Horizon National Corp.	34,200	1,315
Zions Bancorp	17,000	1,285
City National Corp.	16,300	1,181
FirstMerit Corp.	40,500	1,049
Popular, Inc.	30,700	649
Consumer Finance (1.1%)
MBNA Corp.	190,200	5,164
Diversified Financial Services (4.4%)
Citigroup, Inc.	295,800	14,355
JPMorgan Chase & Co.	168,000	6,668
Insurance (6.3%)
The Chubb Corp.	55,580	5,427
ACE Ltd.	68,200	3,645
The Allstate Corp.	62,800	3,396
Arthur J. Gallagher & Co.	101,561	3,136
Cincinnati Financial Corp.	68,424	3,057
Marsh & McLennan Cos., Inc.	82,700	2,627
MBIA, Inc.	39,000	2,346
Fidelity National Financial, Inc.	51,150	1,882
Jefferson-Pilot Corp.	27,800	1,583
Nationwide Financial Services, Inc.	27,500	1,210
Protective Life Corp.	27,600	1,208
Mercury General Corp.	12,500	728
Fidelity National Title Group, Inc. Class A	8,951	218
Real Estate (1.1%)
Regency Centers Corp. REIT	59,200	3,490
KKR Financial Corp. REIT	36,200	868
General Growth Properties Inc. REIT	16,760	787
Thrifts & Mortgage Finance (2.7%)
Washington Mutual, Inc.	68,722	2,989
Freddie Mac	44,100	2,882
New York Community Bancorp, Inc.	173,800	2,871
Fannie Mae	36,200	1,767
Astoria Financial Corp.	43,950	1,292
Countrywide Financial Corp.	30,400	1,039
Independence Community Bank Corp.	5,744	228
		153,096
Health Care (8.1%)
Wyeth	172,020	7,925
Pfizer Inc.	269,612	6,287
Abbott Laboratories	150,066	5,917
Baxter International, Inc.	113,120	4,259
Eli Lilly & Co.	56,300	3,186
Bristol-Myers Squibb Co.	130,060	2,989
Johnson & Johnson	46,700	2,807
Merck & Co., Inc.	74,500	2,370
GlaxoSmithKline PLC ADR	35,574	1,796
AstraZeneca Group PLC ADR	30,500	1,482
		39,018
Industrials (8.4%)
Caterpillar, Inc.	230,620	13,323
General Electric Co.	255,100	8,941
Rockwell Automation, Inc.	49,200	2,911
Honeywell International Inc.	61,200	2,280
3M Co.	22,200	1,721
Pitney Bowes, Inc.	40,600	1,715
United Parcel Service, Inc.	19,600	1,473
Dover Corp.	33,300	1,348
Deere & Co.	18,900	1,287
Raytheon Co.	29,600	1,188
Teleflex Inc.	17,300	1,124
Avery Dennison Corp.	17,300	956
The Boeing Co.	11,800	829
Emerson Electric Co.	10,000	747
R.R. Donnelley & Sons Co.	17,500	599
		40,442
Information Technology (0.4%)
Paychex, Inc.	44,400	1,693

5

Vanguard Equity Income Portfolio

	Shares	Market Value• ($000)
Materials (7.4%)
Dow Chemical Co.	170,320	7,463
Alcoa Inc.	177,900	5,260
E.I. du Pont de Nemours & Co.	119,041	5,059
International Paper Co.	110,300	3,707
Air Products & Chemicals, Inc.	46,400	2,746
PPG Industries, Inc.	45,800	2,652
Bowater Inc.	86,100	2,645
Weyerhaeuser Co.	37,180	2,467
Sonoco Products Co.	41,100	1,208
Temple-Inland Inc.	18,400	825
Valspar Corp.	31,800	785
Freeport-McMoRan Copper & Gold, Inc. Class B	14,000	753
		35,570
Telecommunication Services (5.2%)
AT&T Inc.	500,364	12,254
BellSouth Corp.	220,800	5,984
Verizon Communications Inc.	146,308	4,407
Sprint Nextel Corp.	109,700	2,563
		25,208
Utilities (8.4%)
Dominion Resources, Inc.	89,225	6,888
FPL Group, Inc.	165,340	6,872
Exelon Corp.	76,200	4,049
Consolidated Edison Inc.	57,700	2,673
Southern Co.	76,300	2,635
SCANA Corp.	66,400	2,615
PPL Corp.	87,900	2,584
TXU Corp.	46,700	2,344
Puget Energy, Inc.	113,100	2,310
Constellation Energy Group, Inc.	28,300	1,630
Northeast Utilities	70,400	1,386
Duke Energy Corp.	47,000	1,290
Pinnacle West Capital Corp.	30,400	1,257
Entergy Corp.	17,900	1,229
NiSource, Inc.	41,700	870
		40,632
Exchange-Traded Fund (1.2%)
[2] Vanguard Value VIPERs	104,300	5,963
Total Common Stocks (Cost $410,408)		467,391
Temporary Cash Investments (3.6%)[1]
Money Market Funds (2.4%)
[3] Vanguard Market Liquidity Fund, 4.274%	9,272,670	9,273
[3] Vanguard Market Liquidity Fund, 4.274%-Note G	2,240,000	2,240
		11,513

	Face Amount ($000)

U.S. Agency Obligation (0.2%)

[4] Federal National Mortgage Assn
[5] 3.969%, 1/11/2006	1,200	1,199

Repurchase Agreement (1.0%)
Bank of America Corp.
4.300%, 1/3/2006
(Dated 12/30/2005, Repurchase
Value $4,802,000, collateralized by
Federal Home Loan Mortgage Corp.,
5.500%, 6/1/2035)	4,800	4,800

Total Temporary Cash Investments
(Cost $17,512)		17,512

Total Investments (100.5%)
(Cost $427,920)		484,903

Other Assets and Liabilities (-0.5%)
Other Assets—Note C		1,282

Liabilities—Note G		(3,647)

		(2,365)

Net Assets (100%)
Applicable to 25,937,034 outstanding $.001

par value shares of beneficial interest
(unlimited authorization)		482,538

Net Asset Value Per Share		$18.60

At December 31, 2005, net assets consisted of:6

	Amount ($000)	Per Share

Paid-in Capital	390,014	$15.03

Undistributed Net
Investment Income	12,958.50

Accumulated Net Realized Gains	22,766.88

Unrealized Appreciation (Depreciation)
Investment Securities	56,983	2.20

Futures Contracts	(183)	(.01)

Net Assets	482,538	$18.60

•	See Note A in Notes to Financial Statements.
ˆ	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.0% and 1.5%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $1,199,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

6

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)

Investment Income
Income
Dividends[1]	14,316
Interest[1]	444
Security Lending	22
Total Income	14,782
Expenses
Investment Advisory Fees—Note B
Basic Fee	453
Performance Adjustment	(35)
The Vanguard Group-Note C
Management and Administrative	767
Marketing and Distribution	65
Custodian Fees	4
Auditing Fees	19
Shareholders' Reports	20
Trustees' Fees and Expenses	1
Total Expenses	1,294
Expenses Paid Indirectly—Note D	(22)
Net Expenses	1,272
Net Investment Income	13,510
Realized Net Gain (Loss)
Investment Securities Sold1	22,989
Futures Contracts	240
Realized Net Gain (Loss)	23,229
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(16,648)
Futures Contracts	(490)
Change in Unrealized Appreciation (Depreciation)	(17,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,601

Statement of Changes in Net Assets

Year Ended December 31,

	2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,510	10,913
Realized Net Gain (Loss)	23,229	25,459
Change in Unrealized Appreciation (Depreciation)	(17,138)	14,825
Net Increase (Decrease) in Net Assets Resulting from Operations	19,601	51,197
Distributions
Net Investment Income	(11,066)	(8,858)
Realized Capital Gain[2]	(25,360)	(44,667)
Total Distributions	(36,426)	(53,525)
Capital Share Transactions—Note H
Issued	70,526	52,147
Issued in Lieu of Cash Distributions	36,426	53,525
Redeemed	(46,928)	(36,204)
Net Increase (Decrease) from Capital Share Transactions	60,024	69,468
Total Increase (Decrease)	43,199	67,140
Net Assets
Beginning of Period	439,339	372,199
End of Period[3]	482,538	439,339

1	Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $241,000, $204,000, and $481,000, respectively.
2	Includes fiscal 2005 and 2004 short-term gain distributions totaling $9,452,000 and $3,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income of $12,958,000 and $10,514,000.

7

Vanguard Equity Income Portfolio

Financial Highlights

Year Ended December 31,	Oct. 1 to	Year Ended
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	Dec. 31, 2001[1]	Sept. 30, 2001
Net Asset Value, Beginning of Period	$19.45	$20.00	$16.55	$19.79	$19.30	$21.09
Investment Operations
Net Investment Income	.51	.49	.470	.44	.10	.44
Net Realized and Unrealized Gain (Loss) on Investments	.22	1.80	3.455	(3.05)	.39	(.26)
Total from Investment Operations	.73	2.29	3.925	(2.61)	.49	.18
Distributions
Dividends from Net Investment Income	(.48)	(.47)	(.450)	(.54)	—	(.58)
Distributions from Realized Capital Gains	(1.10)	(2.37)	(.025)	(.09)	—	(1.39)
Total Distributions	(1.58)	(2.84)	(.475)	(.63)	—	(1.97)
Net Asset Value, End of Period	$18.60	$19.45	$20.00	$16.55	$19.79	$19.30
Total Return	4.14%	13.32%	24.44%	-13.76%	2.54%	0.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$483	$439	$372	$296	$348	$334
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.26%	0.35%	0.37%	0.32%[3]	0.33%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.78%	2.83%	2.45%	2.20%[3]	2.21%
Portfolio Turnover Rate	26%	29%	63%	5%	0%	1%
1	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2005 and 0.00% for 2004.
3	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

.2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

8

Vanguard Equity Income Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance since July 1, 2004, relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $178,000 for the year ended December 31, 2005.

For the year ended December 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio’s average net assets before a decrease of $35,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2005, these arrangements reduced the portfolio’s expenses by $22,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $13,546,000 of ordinary income and $22,646,000 of long-term capital gains available for distribution.

9

Vanguard Equity Income Portfolio

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $56,979,000, consisting of unrealized gains of $70,738,000 on securities that had risen in value since their purchase and $13,759,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Index	137	8,595	(162)

S&P 500 Index	6	1,882	(21)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2005, the portfolio purchased $155,463,000 of investment securities and sold $117,361,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at December 31, 2005, was $2,154,000, for which the portfolio received cash collateral of $2,240,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	3,847	2,835

Issued in Lieu of Cash Distributions	2,051	3,114

Redeemed	(2,545)	(1,978)

Net Increase (Decrease) in Shares Outstanding	3,353	3,971

10

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

11

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended October 31, 2005

Equity Income Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,037.95	$1.54

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard® Diversified Value Portfolio

The Diversified Value Portfolio returned 7.6% in 2005. This respectable result outperformed the returns of the broad stock market, the portfolio’s benchmark index, and the average mutual fund competitor. In addition, the portfolio produced a dividend yield of 2.1% as of December 31, which was higher than the yield of the broad stock market.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s February 1999 inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Poorly performing areas kept to a minimum

In pursuit of undervalued stocks that yield above-average dividends, portfolio advisor Barrow, Hanley, Mewhinney & Strauss will often veer from the path of the benchmark Standard & Poor’s 500/Barra Value Index. That strategy was rewarded in 2005, as large positions (relative to the benchmark) in the utilities and energy sectors produced handsome returns for the portfolio.

In a similar manner, the advisor deviated from the benchmark’s course in the financials sector. While financials was still the portfolio’s largest single sector, the advisor significantly underweighted this area versus the benchmark. In doing so, the advisor diminished the fund’s exposure to the modest returns of these stocks—which struggled in the challenging interest rate environment.

The only areas that suffered negative returns were the three smallest sectors in the portfolio: telecommunication services, materials, and consumer discretionary. Together, these sectors represented less than 8% of the portfolio’s assets for the year, on average. For more information on the portfolio’s performance and individual securities, please see the Advisor’s Report, which follows.

The benefits of low costs compound over time

Since its inception nearly seven years ago through December 31, 2005, the Diversified Value Portfolio returned an average 7.1% per year, besting the results of the broad market, the portfolio’s benchmark index, and the average peer fund. A hypothetical investment of $10,000 in the portfolio at its inception in 1999 would have grown to $16,090 by the end of 2005. The same investment in the average competitor would have increased to $15,629—an advantage of nearly $500 for the portfolio. The margin is modest, but it accentuates the importance of Vanguard’s low expenses. Cost savings that may have seemed small to an investor in 1999—perhaps a few fractions of a percentage point—can translate into hundreds of dollars over the course of several years. The difference can grow even more pronounced in the long run due to the role of compounding. To compare the costs of your portfolio with those of the peer group, please see the page titled “About Your Portfolio’s Expenses.”

Total Returns
		February 8, 1999,[1] Through December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Diversified Value Portfolio	7.6%	7.1%	$16,090

S&P 500/Barra Value Index	6.3	4.7	13,709

Average Multi-Cap Value Fund2	6.4	6.7	15,629

Dow Jones Wilshire 5000 Index	6.3	2.8	12,128

Expense Ratios:3 Your portfolio compared with its peer group
	Portfolio	Average Multi-Cap Value Fund

Diversified Value Portfolio	0.41%	1.42%

1	Portfolio’s inception.
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

During 2005, the Diversified Value Portfolio returned 7.6%, outpacing the returns of the broad stock market, the benchmark S&P 500/Barra Value Index, and the average mutual fund competitor.

The investment environment

All things considered, the U.S. equity market and the Diversified Value Portfolio had a pretty good year in 2005. While a return of 7.6% for the portfolio (versus 6.3% for the S&P 500/Barra Value Index) doesn’t seem too rewarding, we should look back with relief. The Federal Reserve Board raised short-term interest rates eight times during the year, and the U.S. Treasury yield curve even inverted slightly in December (which is not usually a good sign for stocks). We had an entire alphabet of tropical storms, including two hurricanes that shut down oil production in the Gulf of Mexico (one of which destroyed most of New Orleans and the surrounding area). The price of crude oil increased more than 40% for the 12 months. Natural gas and heating oil prices made similar moves. Investment results could have been much worse.

The economy remains robust even as the auto industry faces very serious problems (despite high unit volumes). The corporate sector has large cash reserves and is spending them on acquisitions, while the personal savings rate is at an all-time low. The official inflation rate is modest, though some of us feel it is understated. We are concerned about the talk of a real estate bubble, because we know how successful monetary policy has been in the past at deflating similar balloons.

Our successes

Our successes generally centered on energy-related holdings, including oil and utilities stocks. As for specific stocks, ConocoPhillips, Occidental Petroleum, WellPoint, and Altria Group were good performers for the year, as was Dean Foods (which we sold). These companies all had excellent earnings for the period.

Our shortfalls

Our shortfalls included ConAgra Foods, Mattel, Verizon Communications, Tyco International, and Lyondell Chemical. These companies had somewhat disappointing earnings—a situation that we believe is short-term in nature—and we added to our positions in Verizon, Tyco, and Lyondell.

The portfolio’s positioning

As in the past, the portfolio is heavily invested in areas that are less economically sensitive and could have a pricing advantage, such as energy, health care, and utilities. The portfolio is underweight in the financials, consumer discretionary, and information technology sectors. The portfolio’s investment characteristics once again include a price/earnings (P/E) discount relative to the broad market and a yield premium.

Significant portfolio changes during the last six months

New positions

We added Anadarko Petroleum to the portfolio’s energy holdings because it is one of the few companies able to significantly increase its production. It is selling at less than ten times 2005 earnings, and that figure may grow. The dividend yield is below average.

We purchased American Power Conversion, a manufacturer of uninterruptible power-supply products, at a discounted P/E multiple (relative to the market). It has a modest yield. We expect above-average earnings growth in this semi-tech stock with reasonable predictability.

Capital One Financial has an 11.0x P/E ratio and a 14% growth rate. Although its current yield is not impressive, the company has an above-average return on investment and sells at less than two times a conservative book value.

Northrop Grumman is structured to benefit from a robust Navy procurement budget as well as from a possible contract for air-to-air refueling tankers. While Hurricane Katrina negatively affected the company’s 2005 earnings, we expect a rebound in 2006 and beyond.

Closed positions

We sold the portfolio’s Bank of America holdings in anticipation of the company’s merger with MBNA, which is also a portfolio holding. We will soon receive about the same amount of Bank of America stock as we sold.

Dean Foods met our price objective and was sold.

Equity Office Properties is selling off buildings at what it feels to be elevated prices and buying back stock. We fear that, with lower rental revenues, the dividend that supports this REIT’s units will be reduced. We felt it was time to sell.

Our investment in International Paper was a mistake. Even though the economy improved as we anticipated, there was not enough price relief to allow earnings to grow. While the company was an underperformer, it didn’t significantly hurt the portfolio’s return.

We felt Reliant Energy had achieved a price that exceeded its worth, given the low predictability of its earnings.

James P. Barrow, Founding Partner
Barrow, Hanley, Mewhinney & Strauss, Inc.
January 12, 2006

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Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics

	Portfolio	Comparative Index[1]	Broad Index[2]
Number of Stocks	43	322	4,999
Median Market Cap	$35.5B	31.8B	$26.4B
Price/Earnings Ratio	14.7x	15.3x	20.5x
Price/Book Ratio	2.5x	2.0x	2.8x
Yield	2.1%	2.2%	1.7%
Return on Equity	20.2%	13.6%	17.3%
Earnings Growth Rate	9.0%	11.0%	9.5%
Foreign Holdings	8.6%	0.0%	2.4%
Turnover Rate	21%	—	—
Expense Ratio	0.41%	—	—
Short-Term Reserves	4%	—	—

Volatility Measures

	Portfolio	Comparative Index[1]	Portfolio	Broad Index[2]

R-Squared	0.78	1.00	0.69	1.00

Beta	0.86	1.00	0.87	1.00

Sector Diversification (% of portfolio)

	Portfolio	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	4%	12%	12%
Consumer Staples	11	2	9
Energy	13	9	9
Financials	24	38	22
Health Care	13	8	13
Industrials	10	8	11
Information Technology	5	7	15
Materials	1	4	3
Telecommunication Services	3	6	3
Utilities	12	6	3
Short-Term Reserves	4%	—	—

Ten Largest Holdings3 (% of total net assets)

Altria Group, Inc.	consumer products manufacturers	3.6%
ConocoPhillips Co.	energy and utilities	3.5
Occidental Petroleum Corp.	energy and utilities	3.4
Imperial Tobacco Group ADR	consumer products manufacturers	3.3
SLM Corp.	financial services	3.2
MBNA Corp.	financial services	3.1
Duke Energy Corp.	energy and utilities	3.1
Washington Mutual, Inc.	banking	3.0
Verizon Communications Inc.	telecommunications services	3.0
The Allstate Corp.	insurance	2.9
Top Ten		32.1%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 S&P 500/Barra Value Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005
	One Year	Five Years	Since Inception[1]	Final Value of a $10,000 Investment

Diversified Value Portfolio	7.61%	7.99%	7.14%	$16,090

Dow Jones Wilshire 5000 Index	6.32	2.12	2.84	12,128

S&P 500/Barra Value Index	6.33	2.53	4.68	13,709

Average Multi-Cap Value Fund2	6.37	5.12	6.69	15,629

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2005

1 February 8, 1999.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (96.1%)
Consumer Discretionary (3.9%)
Carnival Corp.	260,200	13,913
Mattel, Inc.	391,000	6,186
Service Corp. International	680,200	5,564
		25,663
Consumer Staples (10.8%)
Altria Group, Inc.	318,300	23,783
Imperial Tobacco Group ADR	359,500	21,746
UST, Inc.	347,600	14,193
ConAgra Foods, Inc.	569,700	11,553
		71,275
Energy (13.2%)
ConocoPhillips Co.	394,444	22,949
Occidental Petroleum Corp.	280,800	22,430
BP PLC ADR	252,412	16,210
Anadarko Petroleum Corp.	163,000	15,444
Chevron Corp.	171,900	9,759
		86,792
Financials (23.8%)
SLM Corp.	379,900	20,929
MBNA Corp.	745,600	20,243
Washington Mutual, Inc.	450,050	19,577
The Allstate Corp.	357,800	19,346
Wells Fargo & Co.	288,200	18,108
Citigroup, Inc.	343,800	16,685
Capital One Financial Corp.	191,800	16,571
XL Capital Ltd. Class A	197,100	13,281
MGIC Investment Corp.	105,100	6,918
JPMorgan Chase & Co.	125,450	4,979
		156,637
Health Care (13.0%)
Pfizer Inc.	825,200	19,244
Bristol-Myers Squibb Co.	827,200	19,009
* WellPoint Inc.	208,500	16,636
Wyeth	230,000	10,596
Schering-Plough Corp.	497,400	10,371
Baxter International, Inc.	259,000	9,751
		85,607
Industrials (10.1%)
Tyco International Ltd.	623,100	17,983
Emerson Electric Co.	220,500	16,471
ITT Industries, Inc.	109,600	11,269
American Power Conversion Corp.	427,600	9,407
Northrop Grumman Corp.	150,000	9,016
Cendant Corp.	141,300	2,437
		66,583
Information Technology (5.0%)
Nokia Corp. ADR	1,027,800	18,809
Hewlett-Packard Co.	492,000	14,086
		32,895
Materials (1.6%)
Lyondell Chemical Co.	456,200	10,867

Telecommunication Services (2.9%)
Verizon Communications Inc.	645,960	19,456

Utilities (11.8%)
Duke Energy Corp.	737,300	20,239
Exelon Corp.	353,300	18,774
Entergy Corp.	229,600	15,762
American Electric Power Co., Inc.	345,240	12,805
CenterPoint Energy Inc.	781,000	10,036
		77,616
Total Common Stocks (Cost $553,035)		633,391

Temporary Cash Investment (4.2%)
[1]Vanguard Market Liquidity Fund, 4.274% (Cost $27,312)	27,311,632	27,312
Total Investments (100.3%) (Cost $580,347)		660,703
Other Assets and Liabilities (-0.3%)
Other Assets—Note C		3,318
Liabilities		(5,079)
		(1,761)
Net Assets (100%)
Applicable to 45,844,814 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		658,942
Net Asset Value Per Share		$14.37

At December 31, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	557,648	$12.16

Undistributed Net
Investment Income	12,203.27

Accumulated Net Realized Gains	8,735.19

Unrealized Appreciation	80,356	1.75

Net Assets	658,942	$14.37

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets.
ADR-American Depositary Receipt.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)
Investment Income
Income
Dividends	14,111
Interest[1]	746
Security Lending	34
Total Income	14,891
Expenses
Investment Advisory Fees—Note B
Basic Fee	703
Performance Adjustment	72
The Vanguard Group—Note C
Management and Administrative	1,345
Marketing and Distribution	91
Custodian Fees	6
Auditing Fees	17
Shareholders' Reports	18
Trustees' Fees and Expenses	1
Total Expenses	2,253
Net Investment Income	12,638
Realized Net Gain (Loss) on Investment Securities Sold	19,071
Change in Unrealized Appreciation (Depreciation) of Investment Securities	7,900
Net Increase (Decrease) in Net Assets Resulting from Operations	39,609

Statement of Changes in Net Assets

Year Ended December 31,
2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,638	7,022
Realized Net Gain (Loss)	19,071	5,841
Change in Unrealized Appreciation (Depreciation)	7,900	49,994
Net Increase (Decrease) in Net Assets Resulting from Operations	39,609	62,857
Distributions
Net Investment Income	(6,939)	(4,948)
Realized Capital Gain	—	—
Total Distributions	(6,939)	(4,948)
Capital Share Transactions—Note F
Issued	253,493	138,523
Issued in Lieu of Cash Distributions	6,939	4,948
Redeemed	(54,514)	(20,031)
Net Increase (Decrease) from Capital Share Transactions	205,918	123,440
Total Increase (Decrease)	238,588	181,349
Net Assets
Beginning of Period	420,354	239,005
End of Period[2]	658,942	420,354

1 Interest income from an affiliated company of the portfolio was $746,000.
2 Including undistributed net investment income of $12,203,000 and $6,504,000.

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Vanguard Diversified Value Portfolio

Financial Highlights

Year Ended December 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	Oct. 1 to Dec. 31, 2001[1]	Year Ended Sept. 30, 2001
Net Asset Value, Beginning of Period	$13.55	$11.46	$8.98	$10.66	$10.16	$9.85
Investment Operations
Net Investment Income	.32[2]	.22	.25[2]	.23	.06	.16
Net Realized and Unrealized Gain (Loss) on Investments	.70	2.09	2.47	(1.71)	.44	.36
Total from Investment Operations	1.02	2.31	2.72	(1.48)	.50	.52
Distributions
Dividends from Net Investment Income	(.20)	(.22)	(.24)	(.20)	—	(.21)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.20)	(.22)	(.24)	(.20)	—	(.21)
Net Asset Value, End of Period	$14.37	$13.55	$11.46	$8.98	$10.66	$10.16
Total Return	7.61%	20.46%	31.12%	-14.24%	4.92%	5.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$659	$420	$239	$152	$174	$163
Ratio of Total Expenses to Average Net Assets[3]	0.41%	0.42%	0.48%	0.50%	0.48%[4]	0.45%
Ratio of Net Investment Income to Average Net Assets	2.29%	2.26%	2.60%	2.33%	2.03%[4]	2.19%
Portfolio Turnover Rate	21%	15%	24%	27%	4%	29%

1	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Calculated based on average shares outstanding.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, 0.01%, and 0.00%.
4	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7

Vanguard Diversified Value Portfolio

4.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the Standard & Poor’s 500/Barra Value Index. For the year ended December 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $72,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $10,336,000 to offset taxable capital gains realized during the year ended December 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2005, the portfolio had $12,777,000 of ordinary income and $8,735,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $80,356,000, consisting of unrealized gains of $94,803,000 on securities that had risen in value since their purchase and $14,447,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended December 31, 2005, the portfolio purchased $312,135,000 of investment securities and sold $109,371,000 of investment securities, other than temporary cash investments.

F.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	18,197	11,403

Issued in Lieu of Cash Distributions	511	423

Redeemed	(3,877)	(1,661)

Net Increase (Decrease) in Shares Outstanding	14,831	10,165

8

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9,2006

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Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Diversified Value Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,028.63	$2.10

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard® Total Stock Market Index Portfolio

In a year of moderate stock returns, the Total Stock Market Index Portfolio gained 6.1%. The portfolio closely tracked the 2005 performance of its target index, which slightly lagged the average gain of competing funds.

The portfolio is a “fund of funds,” investing roughly 77% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund. (Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report). The Equity Index Portfolio seeks to track the performance of the large-capitalization Standard & Poor’s 500 Index.

The Total Stock Market Index Portfolio also invests in Vanguard Extended Market Index Fund, which tracks the S&P Completion Index of mid- and small-capitalization stocks not included in the S&P 500 Index. The combination is intended to produce results closely following those of the S&P Total Market Index.

The table below shows the returns for the portfolio and its comparative measures over the year ended December 31, 2005. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fourth-quarter rally pulls market ahead for the full year

Six months ago, the portfolio’s return was in negative territory, though only slightly. Investors had to wait until the fourth quarter of 2005 to enjoy a sustained market rally. Market participants grappled with a number of challenges, including eight interest rate increases by the Federal Reserve Board, soaring energy prices, and the ongoing war in Iraq. But the market held up well, buoyed by strong corporate profits and respectable economic growth.

The portfolio’s 6.1% gain rested largely on the performance of energy stocks. For much of the year, this sector drove market gains as oil and natural gas producers benefited from demand-supply imbalances. The per-barrel price of crude oil soared 40.5% during the year, while natural gas prices jumped 58.4%. Although energy stocks accounted for less than 9% of holdings in the portfolio, the sector contributed nearly half of the portfolio’s return for the year. (The market’s other strong sector performer for the year was utilities, a group with a minor weighting in the portfolio.)

Three sectors—financial services, health care, and information technology—made up nearly half the portfolio’s holdings. The first two made gains in line with the overall portfolio, while gains for technology stocks were more restrained. Within financial services, insurance companies and investment banks showed strong gains, while health care and prescription benefit managers fared best among health care stocks.

Two of the ten industry sectors represented in the portfolio turned in negative performances: consumer discretionary and telecommunication services. In each of these areas, businesses faced sharp competition that squeezed profit margins. Large weightings in GM and Ford (the consumer discretionary group) and Verizon (telecommunications) had a particularly deleterious effect on the portfolio’s returns for the year.

The portfolio’s cost advantage becomes clear over time

As the table below shows, since its inception in January 2003, the Total Stock Market Index Portfolio has kept pace with the broad market and has outperformed the average multi-cap core fund.

In any given year, the chance that an indexed portfolio will outperform an actively managed portfolio is impossible to predict. In general, however, actively managed funds carry higher costs, so over time the benefits of low-cost, index investing can be formidable.

Total Returns		January 8, 2003,[1] Through December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

Total Stock Market Index Portfolio	6.1%	15.3%	$15,295

Spliced Total Market Index[2]	6.3	15.3	15,292

Average Multi-Cap Core Fund[3]	6.6	14.3	14,887

Expense Ratios:[4] Your portfolio compared with its peer group
	Portfolio	Average Weighted	Average Multi-Cap
	Expense Ratio	Expense Ratio[5]	Core Fund

Total Stock Market Index Portfolio	0.00%	0.16%	1.36%

1	Portfolio inception.
2	Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3	Derived from data provided by Lipper Inc.
4	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.
5	For underlying funds; annualized.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics

Yield	1.6%

Expense Ratio	0%

Average Weighted Expenses Ratio[1]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund Equity Index Portfolio	76.8%

Vanguard Extended Market Index Fund	21.3

Vanguard Total Stock Market Index Fund	1.9

Total	100.0%

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1	For underlying funds; annualized.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: January 8, 2003–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005
	One	Since	Final Value of a $10,000
	Year	Inception[1]	Investment

Total Stock Market Index Portfolio	6.13%	15.34%	$15,295

Spliced Total Market Index[2]	6.29	15.33	15,292

Average Multi-Cap Core Fund[3]	6.59	14.30	14,887

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2005

[Dark Gray] - Total Stock Market Indx Portfolio
[Light Gray] - Spliced Total Market Index

1	January 8, 2003.
2	Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	8,759,926	244,139
Vanguard Extended Market Index Fund Investor Shares	1,978,069	67,769
Vanguard Total Stock Market Index Fund VIPER Shares	49,900	6,143
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 4.274%	246,331	246
Total Investment Companies (Cost $291,604)		318,297
Other Assets And Liabilities (-0.1%)
Other Assets		107
Liabilities		(431)
		(324)
Net Assets (100%)
Applicable to 10,774,497 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		317,973
Net Asset Value Per Share		$29.51

At December 31, 2005, net assets consisted of: [2]	Amount ($000)	Per Share
Paid-in Capital	262,543	$24.36
Undistributed Net Investment Income	3,118.29
Accumulated Net Realized Gains	25,619	2.38
Unrealized Appreciation	26,693	2.48
Net Assets	317,973	$29.51

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)
Investment Income
Income
Income Distributions Received	3,141
Net Investment Income—Note B	3,141
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,640
Investment Securities Sold	21,006
Realized Net Gain (Loss)	25,646
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(10,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,265

Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	3,141	2,937

Realized Net Gain (Loss)	25,646	4,454

Change in Unrealized Appreciation (Depreciation)	(10,522)	18,607

Net Increase (Decrease) in Net Assets Resulting from Operations	18,265	25,998

Distributions

Net Investment Income	(2,933)	(696)

Realized Capital Gain[1]	(4,447)	(696)

Total Distributions	(7,380)	(1,392)

Capital Share Transactions—Note E

Issued	79,188	104,895

Issued in Lieu of Cash Distributions	7,380	1,392

Redeemed	(36,950)	(23,430)

Net Increase (Decrease) from Capital Share Transactions	49,618	82,857

Total Increase (Decrease)	60,503	107,463

Net Assets

Beginning of Period	257,470	150,007

End of Period[2]	317,973	257,470

1	Includes fiscal 2005 and 2004 short-term gain distributions totaling $473,000 and $682,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Including undistributed net investment income of $3,118,000 and $2,910,000.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Year Ended December 31,		Jan. 8[1] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003

Net Asset Value, Beginning of Period	$28.60	$25.61	$20.00

Investment Operations

Net Investment Income	.28	.31	.23(2)

Capital Gain Distributions Received	.43	.25	—

Net Realized and Unrealized Gain (Loss) on Investments	.98	2.63	5.38

Total from Investment Operations	1.69	3.19	5.61

Distributions

Dividends from Net Investment Income	(.31)	(.10)	—

Distributions from Realized Capital Gains	(.47)	(.10)	—

Total Distributions	(.78)	(.20)	—

Net Asset Value, End of Period	$29.51	$28.60	$25.61

Total Return	6.13%	12.55%	28.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$318	$257	$150

Ratio of Total Expenses to Average Net Assets—Note B	0%(3)	0%	0%

Ratio of Net Investment Income to Average Net Assets	1.10%	1.45%	1.04%(4)

Portfolio Turnover Rate	49%(5)	7%	7%

1	Inception.
2	Calculated based on average shares outstanding.
3	The average weighted annualized expense ratio of the underlying funds was 0.16%.
4	Annualized.
5	Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

6

Vanguard Total Stock Market Index Portfolio

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the year ended December 31, 2005, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $4,620,000 of ordinary income and $24,117,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $26,693,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D.     During the year ended December 31, 2005, the portfolio purchased $188,354,000 of investment securities and sold $138,635,000 of investment securities other than temporary cash investments.

E.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	2,811	3,995

Issued in Lieu of Cash Distributions	270	54

Redeemed	(1,309)	(904)

Net Increase (Decrease) in Shares Outstanding	1,772	3,145

7

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

8

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are based on the portfolio’s average weighted expense ratio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2005	12/31/2005	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,062.66	$0.83

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1	The calculations are based on expenses incurred in the most recent six-month period of each underlying fund. The portfolio’s annualized average weighted expense ratio as of December 31, 2005, was 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard® Equity Index Portfolio

Following two years of solid gains, the broad stock market produced modest gains in 2005 and, for investors in large-capitalization stocks, the gains were even less impressive. The 4.8% return of the Equity Index Portfolio was in line with those of its index and average peer fund, as all three suffered from continued investor preference for small- and mid-capitalization stocks, as well as for international investments.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns for the last ten years. Note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Fourth-quarter rally pulls market ahead for the year

For the first half of 2005, returns for the Equity Index Portfolio were flat, as the market proved unable to sustain a rally. It was not until the fourth quarter that the Standard & Poor’s 500 Index, the portfolio’s target benchmark, consistently charted an upward path. Investors grappled with a number of challenges, including eight interest rate increases by the Federal Reserve Board, soaring energy prices, and the ongoing war in Iraq. But the market held up well, buoyed by strong corporate profits and respectable economic growth.

Approximately half of the Equity Index Portfolio’s 4.8% return came from energy stocks, although they represented less than 10% of the portfolio’s holdings. For much of the year, this sector drove market gains as oil and natural gas producers benefited from demand-supply imbalances. The per-barrel price of crude oil soared 40.5% during the year, while natural gas prices jumped 58.4%. The other double-digit performer within the S&P 500 Index was the utility sector, which also benefited from rising energy prices.

Two of the portfolio’s three largest sectors—financial and health care stocks, which accounted for one-third of the portfolio—each gained about 6.5%. Within the financial sector, insurance companies and investment banks showed strong gains, while among health care stocks, companies that manage health and prescription benefits fared best. Information technology stocks, which make up roughly 15% of the portfolio, returned about 1%.

Of the ten industry sectors represented in the portfolio, two turned in negative performances. Consumer discretionary stocks were driven down by automakers Ford and GM, while one large telecommunication weighting—Verizon—sealed that sector’s fate with its fall of –22.2%.

The portfolio’s cost advantage becomes clear over time

In any given year, it is impossible to predict whether an indexed portfolio will outperform an actively managed portfolio. Over time, however, the benefits of low-cost, index investing can be formidable. As you can see in the table, the Equity Index Portfolio has performed well ahead of its average peer over the long term. In general, peer funds are actively managed and carry higher costs.

As the table shows, a hypothetical investment of $10,000 in the portfolio ten years ago would have been worth $23,701 at the end of 2005—$3,478 more than a similar investment in the average competitor.

Total Returns		Ten Years Ended December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

Equity Index Portfolio	4.8%	9.0%	$23,701

S&P 500 Index	4.9	9.1	23,836

Average Large-Cap Core Fund[1]	4.8	7.3	20,223

Expense Ratios:[2] Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Core Fund

Equity Index Portfolio	0.14%	1.45%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics	Portfolio	Target Index[1]	Broad Index[2]
Number of Stocks	505	500	4,999
Median Market Cap	$53.3B	$53.3B	$26.4B
Price/Earnings Ratio	17.3x	17.3x	20.5x
Price/Book Ratio	2.8x	2.8x	2.8x
Yield	1.4%	1.9%	1.7%
Return on Equity	18.5%	18.5%	17.3%
Earnings Growth Rate	13.1%	13.1%	9.5%
Foreign Holdings	0.0%	0.0%	2.4%
Turnover Rate	13%	—	—
Expense Ratio	0.14%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures	Portfolio	Target Index[1]	Portfolio	Broad Index[2]
R-Squared	1.00	1.00	0.98	1.00
Beta	1.00	1.00	0.94	1.00

Sector Diversification (% of portfolio)	Portfolio	Target Index[1]	Broad Index[2]
Consumer Discretionary	11%	11%	12%
Consumer Staples	10	10	9
Energy	9	9	9
Financials	22	21	22
Health Care	13	14	13
Industrials	11	11	11
Information Technology	15	15	15
Materials	3	3	3
Telecommunication Services	3	3	3
Utilities	3	3	3

Ten Largest Holdings[3] (% of total net assets)
General Electric	conglomerate	3.3%
ExxonMobil Corp.	oil	3.1
Citigroup, Inc.	banking	2.2
Microsoft Corp.	computer software	2.1
The Procter & Gamble Co.	consumer products manufacturers	1.7
Bank of America Corp.	banking	1.6
Johnson & Johnson	pharmaceuticals	1.6
American International Group, Inc.	insurance	1.6
Pfizer Inc.	pharmaceuticals	1.5
Altria Group, Inc.	consumer products manufacturers	1.4
Top Ten		20.1%

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	1S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005
				Final Value
				of a $10,000
	One Year	Five Years	Ten Years	Investment

Equity Index Portfolio	4.79%	0.45%	9.01%	$23,701

Dow Jones Wilshire 5000 Index	6.32	2.12	9.16	24,019

S&P 500 Index	4.91	0.54	9.07	23,836

Average Large-Cap Core Fund[1]	4.84	-1.30	7.30	20,223

Fiscal-Year Total Returns (%): December 31, 1995–December 31, 2005

1	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (99.7%)(1)
Consumer Discretionary (10.8%)
Home Depot, Inc.	340,977	13,803
Time Warner, Inc.	748,605	13,056
Lowe's Cos., Inc.	125,499	8,366
* Comcast Corp. Class A	321,212	8,339
Viacom Inc. Class B	246,007	8,020
* eBay Inc.	183,479	7,935
Target Corp.	141,140	7,758
The Walt Disney Co.	308,950	7,406
McDonald's Corp.	202,060	6,813
News Corp., Class A	390,469	6,072
Carnival Corp.	69,622	3,723
* Starbucks Corp.	123,320	3,701
The McGraw-Hill Cos., Inc.	60,146	3,105
Federated Department Stores, Inc.	43,635	2,894
Best Buy Co., Inc.	65,625	2,853
Clear Channel Communications, Inc.	86,711	2,727
* Kohl's Corp.	55,283	2,687
Staples, Inc.	117,366	2,665
NIKE, Inc. Class B	30,574	2,654
Omnicom Group Inc.	28,982	2,467
Gannett Co., Inc.	38,597	2,338
* Amazon.com, Inc.	49,360	2,327
Ford Motor Co.	298,227	2,302
Harley-Davidson, Inc.	44,062	2,269
Johnson Controls, Inc.	30,970	2,258
Starwood Hotels & Resorts Worldwide, Inc.	35,134	2,244
Yum! Brands, Inc.	45,538	2,135
Harrah's Entertainment, Inc.	29,580	2,109
J.C. Penney Co., Inc. (Holding Co.)	37,338	2,076
* Coach, Inc.	61,184	2,040
* Sears Holdings Corp.	15,999	1,848
Fortune Brands, Inc.	23,459	1,830
Marriott International, Inc. Class A	26,417	1,769
^General Motors Corp.	90,748	1,762
* Bed Bath & Beyond, Inc.	47,770	1,727
TJX Cos., Inc.	74,194	1,724
International Game Technology	54,094	1,665
The Gap, Inc.	92,467	1,631
* Office Depot, Inc.	49,766	1,563
D. R. Horton, Inc.	43,676	1,561
Centex Corp.	20,532	1,468
* Apollo Group, Inc. Class A	23,413	1,416
Pulte Homes, Inc.	34,560	1,360
Lennar Corp. Class A	22,116	1,350
Nordstrom, Inc.	35,158	1,315
H & R Block, Inc.	52,788	1,296
Tribune Co.	42,106	1,274
Hilton Hotels Corp.	52,781	1,273
Limited Brands, Inc.	56,023	1,252
Genuine Parts Co.	27,840	1,223
Black & Decker Corp.	12,585	1,094
Eastman Kodak Co.	46,153	1,080
* Univision Communications Inc.	35,918	1,056
Newell Rubbermaid, Inc.	44,314	1,054
Wendy's International, Inc.	18,621	1,029
Mattel, Inc.	64,920	1,027
Dollar General Corp.	50,879	970
KB HOME	12,568	913
Whirlpool Corp.	10,817	906
Tiffany & Co.	22,858	875
Sherwin-Williams Co.	17,985	817
Darden Restaurants Inc.	20,980	816
* AutoZone Inc.	8,841	811
VF Corp.	14,268	790
Knight Ridder	11,322	717
* Comcast Corp. Special Class A	27,389	704
Leggett & Platt, Inc.	29,594	679
* Interpublic Group of Cos., Inc.	69,260	668
E.W. Scripps Co. Class A	13,583	652
* AutoNation, Inc.	29,114	633
Brunswick Corp.	15,439	628
Family Dollar Stores, Inc.	25,110	622
New York Times Co. Class A	23,260	615
Liz Claiborne, Inc.	17,102	613
Hasbro, Inc.	28,639	578
Jones Apparel Group, Inc.	18,783	577
Circuit City Stores, Inc.	25,141	568
The Stanley Works	11,774	566
Reebok International Ltd.	8,580	500
* The Goodyear Tire & Rubber Co.	28,598	497
RadioShack Corp.	21,860	460
Snap-On Inc.	9,436	354
Meredith Corp.	6,703	351
Dow Jones & Co., Inc.	9,557	339
OfficeMax, Inc.	11,534	293
Dillard's Inc.	9,973	248
Maytag Corp.	12,977	244
* Big Lots Inc.	18,534	223
Dana Corp.	24,509	176
Cooper Tire & Rubber Co.	9,711	149
Viacom Inc. Class A	2,112	69
News Corp., Class B	200	3
* Visteon Corp.	91	1
Consumer Staples (9.5%)		195,414
The Procter & Gamble Co.	538,106	31,146
Altria Group, Inc.	334,281	24,977
Wal-Mart Stores, Inc.	401,092	18,771
PepsiCo, Inc.	266,378	15,738
The Coca-Cola Co.	332,299	13,395
Walgreen Co.	162,435	7,189
Anheuser-Busch Cos., Inc.	124,592	5,352
Colgate-Palmolive Co.	83,094	4,558
Kimberly-Clark Corp.	75,005	4,474
Costco Wholesale Corp.	75,891	3,754
CVS Corp.	130,671	3,452
Sysco Corp.	99,579	3,092
General Mills, Inc.	56,991	2,811
Archer-Daniels-Midland Co.	104,792	2,584
Sara Lee Corp.	121,933	2,305
* The Kroger Co.	116,350	2,197
Avon Products, Inc.	73,541	2,100
Wm. Wrigley Jr. Co.	28,879	1,920
H.J. Heinz Co.	53,877	1,817
Kellogg Co.	41,321	1,786
Safeway, Inc.	72,352	1,712
ConAgra Foods, Inc.	83,311	1,690
The Hershey Co.	29,166	1,611
The Clorox Co.	24,166	1,375
Reynolds American Inc.	13,766	1,312
Albertson's, Inc.	59,399	1,268
Whole Foods Market, Inc.	16,236	1,257
UST, Inc.	26,280	1,073
Coca-Cola Enterprises, Inc.	48,733	934
Brown-Forman Corp. Class B	13,429	931
Campbell Soup Co.	29,864	889
* Constellation Brands, Inc. Class A	31,564	828
SuperValu Inc.	21,819	709
Tyson Foods, Inc.	40,377	690
McCormick & Co., Inc.	21,534	666
The Pepsi Bottling Group, Inc.	21,986	629
Molson Coors Brewing Co. Class B	9,127	611
Alberto-Culver Co. Class B	12,084	553
		172,156

4

Vanguard Equity Index Portfolio

	Shares	Market Value• ($000)
Energy (9.3%)
ExxonMobil Corp.	999,048	56,117
Chevron Corp.	360,367	20,458
ConocoPhillips Co.	222,751	12,960
Schlumberger Ltd.	94,554	9,186
Burlington Resources, Inc.	60,617	5,225
Occidental Petroleum Corp.	64,498	5,152
Valero Energy Corp.	98,990	5,108
Halliburton Co.	82,274	5,098
Devon Energy Corp.	71,256	4,456
* Transocean Inc.	52,918	3,688
Apache Corp.	52,778	3,616
Anadarko Petroleum Corp.	38,145	3,614
Marathon Oil Corp.	58,835	3,587
Baker Hughes, Inc.	54,883	3,336
EOG Resources, Inc.	38,846	2,850
XTO Energy, Inc.	58,253	2,560
Williams Cos., Inc.	91,950	2,130
* Weatherford International Ltd.	55,954	2,026
* Nabors Industries, Inc.	25,363	1,921
BJ Services Co.	51,713	1,896
* National Oilwell Varco Inc.	27,979	1,754
Sunoco, Inc.	21,975	1,722
Kerr-McGee Corp.	18,640	1,694
Amerada Hess Corp.	12,878	1,633
Kinder Morgan, Inc.	16,924	1,556
Noble Corp.	22,032	1,554
Murphy Oil Corp.	26,615	1,437
El Paso Corp.	106,189	1,291
Rowan Cos., Inc.	17,558	626
Financials (21.2%)		168,251
Citigroup, Inc.	812,553	39,433
Bank of America Corp.	644,750	29,755
American International Group, Inc.	416,705	28,432
JPMorgan Chase & Co.	561,752	22,296
Wells Fargo & Co.	268,478	16,868
Wachovia Corp.	249,328	13,179
American Express Co.	199,325	10,257
Merrill Lynch & Co., Inc.	147,453	9,987
Morgan Stanley	173,021	9,817
The Goldman Sachs Group, Inc.	72,317	9,236
U.S. Bancorp	291,533	8,714
Fannie Mae	155,307	7,581
Freddie Mac	110,854	7,244
Washington Mutual, Inc.	158,335	6,888
MetLife, Inc.	121,514	5,954
Prudential Financial, Inc.	80,991	5,928
The Allstate Corp.	104,069	5,627
Lehman Brothers Holdings, Inc.	42,984	5,509
MBNA Corp.	201,460	5,470
The St. Paul Travelers, Cos. Inc.	111,169	4,966
SunTrust Banks, Inc.	57,938	4,216
Capital One Financial Corp.	48,029	4,150
The Hartford Financial Services Group Inc.	48,208	4,141
The Bank of New York Co., Inc.	123,839	3,944
AFLAC Inc.	80,257	3,726
Progressive Corp. of Ohio	31,641	3,695
SLM Corp.	66,941	3,688
BB&T Corp.	87,204	3,655
Fifth Third Bancorp	89,081	3,360
Countrywide Financial Corp.	95,784	3,275
The Chubb Corp.	32,089	3,133
National City Corp.	88,487	2,971
State Street Corp.	52,637	2,918
PNC Financial Services Group	46,869	2,898
Marsh & McLennan Cos., Inc.	87,378	2,775
ACE Ltd.	51,739	2,765
Golden West Financial Corp.	40,859	2,697
Regions Financial Corp.	73,492	2,510
Moody's Corp.	39,919	2,452
Charles Schwab Corp.	165,560	2,429
Simon Property Group, Inc. REIT	29,986	2,298
Mellon Financial Corp.	67,058	2,297
Franklin Resources Corp.	23,818	2,239
KeyCorp	65,407	2,154
The Principal Financial Group, Inc.	44,918	2,130
Bear Stearns Co., Inc.	18,235	2,107
Genworth Financial Inc.	60,451	2,090
North Fork Bancorp, Inc.	76,296	2,087
Loews Corp.	21,790	2,067
Equity Office Properties Trust REIT	65,394	1,983
XL Capital Ltd. Class A	28,058	1,891
Aon Corp.	51,515	1,852
ProLogis REIT	39,158	1,829
Equity Residential REIT	46,366	1,814
CIT Group Inc.	32,155	1,665
Ameriprise Financial, Inc.	39,625	1,625
Vornado Realty Trust REIT	18,993	1,585
Northern Trust Corp.	29,884	1,549
T. Rowe Price Group Inc.	21,012	1,513
Comerica, Inc.	26,581	1,509
Lincoln National Corp.	27,830	1,476
AmSouth Bancorp	56,174	1,472
Marshall & Ilsley Corp.	33,663	1,449
Archstone-Smith Trust REIT	34,107	1,429
M & T Bank Corp.	12,828	1,399
* E*TRADE Financial Corp.	65,899	1,375
Synovus Financial Corp.	50,286	1,358
Ambac Financial Group, Inc.	16,913	1,303
MBIA, Inc.	21,603	1,300
Zions Bancorp	16,772	1,267
Cincinnati Financial Corp.	28,077	1,254
Sovereign Bancorp, Inc.	57,388	1,241
Jefferson-Pilot Corp.	21,483	1,223
SAFECO Corp.	19,779	1,118
UnumProvident Corp.	47,933	1,090
Plum Creek Timber Co. Inc. REIT	29,577	1,066
Compass Bancshares Inc.	20,001	966
MGIC Investment Corp.	14,566	959
Torchmark Corp.	16,695	928
Public Storage, Inc. REIT	13,285	900
Huntington Bancshares Inc.	36,663	871
First Horizon National Corp.	20,259	779
Janus Capital Group Inc.	34,660	646
Apartment Investment & Management Co. Class A REIT	15,330	581
Federated Investors, Inc.	13,563	502
Health Care (13.3%)		384,775
Johnson & Johnson	477,646	28,707
Pfizer Inc.	1,183,500	27,599
* Amgen, Inc.	198,161	15,627
UnitedHealth Group Inc.	218,869	13,601
Medtronic, Inc.	194,116	11,175
Merck & Co., Inc.	351,053	11,167
Eli Lilly & Co.	182,456	10,325
Wyeth	215,498	9,928
Abbott Laboratories	248,969	9,817
* WellPoint Inc.	105,476	8,416
Bristol-Myers Squibb Co.	314,084	7,218
Schering-Plough Corp.	237,208	4,946
Cardinal Health, Inc.	68,681	4,722
Aetna Inc.	45,898	4,329
* Gilead Sciences, Inc.	73,597	3,873
Baxter International, Inc.	100,104	3,769
* Caremark Rx, Inc.	72,126	3,735
Guidant Corp.	53,175	3,443
HCA Inc.	68,042	3,436
* St. Jude Medical, Inc.	58,803	2,952
* Genzyme Corp.	41,370	2,928
* Medco Health Solutions, Inc.	49,300	2,751
* Zimmer Holdings, Inc.	39,860	2,688
McKesson Corp.	49,386	2,548
* Biogen Idec Inc.	54,422	2,467
Becton, Dickinson & Co.	40,413	2,428
* Boston Scientific Corp.	94,646	2,318
Allergan, Inc.	21,101	2,278
CIGNA Corp.	20,219	2,258
* Forest Laboratories, Inc.	54,143	2,203
Stryker Corp.	46,922	2,085
* Express Scripts Inc.	23,382	1,959

5

Vanguard Equity Index Portfolio

	Shares	Market Value• ($000)
* Coventry Health Care Inc.	26,120	1,488
Biomet, Inc.	40,112	1,467
* Humana Inc.	26,151	1,421
* MedImmune Inc.	39,596	1,387
AmerisourceBergen Corp.	33,424	1,384
Quest Diagnostics, Inc.	26,626	1,371
* Fisher Scientific International Inc.	19,716	1,220
* Laboratory Corp. of America Holdings	21,365	1,150
C.R. Bard, Inc.	16,889	1,113
* Hospira, Inc.	25,828	1,105
IMS Health, Inc.	37,251	928
Health Management Associates Class A	39,757	873
Applera Corp.-Applied Biosystems Group	30,187	802
* Thermo Electron Corp.	26,040	785
* Chiron Corp.	17,582	782
* Patterson Cos	22,222	742
Mylan Laboratories, Inc.	35,079	700
* Waters Corp.	17,724	670
* King Pharmaceuticals, Inc.	39,147	662
Bausch & Lomb, Inc.	8,617	585
* Tenet Healthcare Corp.	75,952	582
* Millipore Corp.	8,354	552
* Watson Pharmaceuticals, Inc.	16,447	535
Manor Care, Inc.	12,839	511
PerkinElmer, Inc.	21,181	499
Industrials (11.3%)		241,010
General Electric Co.	1,696,445	59,460
United Parcel Service, Inc.	177,113	13,310
3M Co.	121,927	9,449
Tyco International Ltd.	323,151	9,326
United Technologies Corp.	163,474	9,140
The Boeing Co.	129,570	9,101
Caterpillar, Inc.	109,142	6,305
Honeywell International Inc.	135,287	5,039
FedEx Corp.	48,581	5,023
Emerson Electric Co.	65,879	4,921
Burlington Northern Santa Fe Corp.	59,867	4,240
General Dynamics Corp.	32,338	3,688
Lockheed Martin Corp.	57,313	3,647
Northrop Grumman Corp.	56,964	3,424
Union Pacific Corp.	42,482	3,420
Norfolk Southern Corp.	65,178	2,922
Illinois Tool Works, Inc.	32,780	2,884
Raytheon Co.	71,714	2,879
Cendant Corp.	164,435	2,836
Waste Management, Inc.	88,558	2,688
Deere & Co.	38,643	2,632
Ingersoll-Rand Co.	53,019	2,140
Danaher Corp.	38,034	2,122
Masco Corp.	67,953	2,051
PACCAR, Inc.	27,249	1,886
Southwest Airlines Co.	111,948	1,839
CSX Corp.	34,948	1,774
Rockwell Automation, Inc.	28,840	1,706
Textron, Inc.	21,235	1,635
Eaton Corp.	23,794	1,596
Pitney Bowes, Inc.	36,742	1,552
ITT Industries, Inc.	14,761	1,518
L-3 Communications Holdings, Inc.	19,333	1,437
Dover Corp.	32,652	1,322
Rockwell Collins, Inc.	27,762	1,290
Parker Hannifin Corp.	19,303	1,273
R.R. Donnelley & Sons Co.	34,997	1,197
American Standard Cos., Inc.	29,402	1,175
Cooper Industries, Inc. Class A	14,722	1,075
Fluor Corp.	13,896	1,074
Robert Half International, Inc.	27,413	1,039
Avery Dennison Corp.	17,761	982
Cintas Corp.	22,144	912
W.W. Grainger, Inc.	12,160	865
Goodrich Corp.	19,763	812
* Monster Worldwide Inc.	19,772	807
Equifax, Inc.	20,885	794
Cummins Inc.	7,622	684
American Power Conversion Corp.	27,627	608
Pall Corp.	19,927	535
Ryder System, Inc.	10,423	428
* Allied Waste Industries, Inc.	35,377	309
* Navistar International Corp.	10,002	286
Information Technology (15.0%)		205,057
Microsoft Corp.	1,469,763	38,434
Intel Corp.	967,917	24,159
International Business Machines Corp.	253,566	20,843
* Cisco Systems, Inc.	986,202	16,884
Hewlett-Packard Co.	459,916	13,167
QUALCOMM Inc.	263,932	11,370
* Dell Inc.	377,816	11,331
* Apple Computer, Inc.	135,313	9,728
Motorola, Inc.	399,829	9,032
Texas Instruments, Inc.	259,753	8,330
* Yahoo! Inc.	202,658	7,940
* Oracle Corp.	603,741	7,372
First Data Corp.	122,597	5,273
* EMC Corp.	383,779	5,227
* Corning, Inc.	244,625	4,809
Applied Materials, Inc.	260,458	4,673
Automatic Data Processing, Inc.	92,561	4,248
Adobe Systems, Inc.	96,495	3,566
* Symantec Corp.	173,631	3,039
* Electronic Arts Inc.	48,231	2,523
* Sun Microsystems, Inc.	548,149	2,297
* Xerox Corp.	154,103	2,258
* Agilent Technologies, Inc.	65,980	2,196
* Broadcom Corp.	46,365	2,186
Analog Devices, Inc.	58,808	2,109
Computer Associates International, Inc.	73,676	2,077
Paychex, Inc.	53,535	2,041
Electronic Data Systems Corp.	83,687	2,012
* Advanced Micro Devices, Inc.	64,809	1,983
Maxim Integrated Products, Inc.	52,535	1,904
* Lucent Technologies, Inc.	713,630	1,898
Linear Technology Corp.	48,922	1,765
* Network Appliance, Inc.	59,652	1,611
Autodesk, Inc.	36,996	1,589
KLA-Tencor Corp.	31,749	1,566
* Intuit, Inc.	28,466	1,517
* Computer Sciences Corp.	29,750	1,507
National Semiconductor Corp.	55,323	1,437
Xilinx, Inc.	56,028	1,412
* Freescale Semiconductor, Inc.Class B	55,010	1,385
* Micron Technology, Inc.	99,528	1,325
* Fiserv, Inc.	29,600	1,281
* Affiliated Computer Services, Inc. Class A	19,997	1,183
* Altera Corp.	58,310	1,080
Scientific-Atlanta, Inc.	24,679	1,063
* Jabil Circuit, Inc.	27,947	1,037
* NVIDIA Corp.	27,514	1,006
* NCR Corp.	29,488	1,001
Siebel Systems, Inc.	85,077	900
* Comverse Technology, Inc.	32,432	862
* Lexmark International, Inc.	18,644	836
* Citrix Systems, Inc.	28,301	815
* Tellabs, Inc.	72,158	787
* Avaya Inc.	67,367	719
* BMC Software, Inc.	34,752	712
* JDS Uniphase Corp.	265,834	627
Molex, Inc.	22,969	596
* Compuware Corp.	62,299	559
* Novell, Inc.	61,928	547
* Solectron Corp.	148,185	542
Symbol Technologies, Inc.	40,367	518
* Novellus Systems, Inc.	21,351	515
Sabre Holdings Corp.	21,026	507
* LSI Logic Corp.	63,350	507
* Teradyne, Inc.	31,900	465
* QLogic Corp.	13,066	425
* ADC Telecommunications, Inc.	18,897	422
* Mercury Interactive Corp.	14,050	390
Tektronix, Inc.	13,563	383

6

Vanguard Equity Index Portfolio

	Shares	Market Value• ($000)
* Sanmina-SCI Corp.	85,263	363
* Convergys Corp.	22,722	360
* Unisys Corp.	55,273	322
* Andrew Corp.	26,396	283
* Freescale Semiconductor, Inc.Class A	11,100	280
* Ciena Corp.	93,753	278
* Parametric Technology Corp.	44,224	270
* PMC Sierra Inc.	29,600	228
* Applied Micro Circuits Corp.	47,672	122
* Gateway, Inc.	43,199	108
Materials (3.0%)		272,922
Dow Chemical Co.	154,874	6,787
E.I. du Pont de Nemours & Co.	147,558	6,271
Alcoa Inc.	139,714	4,131
Newmont Mining Corp. (Holding Co.)	71,633	3,825
Monsanto Co.	43,014	3,335
Praxair, Inc.	51,685	2,737
International Paper Co.	78,677	2,644
Weyerhaeuser Co.	39,052	2,591
Phelps Dodge Corp.	16,246	2,337
Air Products & Chemicals, Inc.	35,530	2,103
Nucor Corp.	25,007	1,668
Freeport-McMoRan Copper & Gold, Inc. Class B	29,585	1,592
PPG Industries, Inc.	26,799	1,552
Rohm & Haas Co.	23,154	1,121
Vulcan Materials Co.	16,292	1,104
Ecolab, Inc.	29,670	1,076
United States Steel Corp.	18,234	877
MeadWestvaco Corp.	29,141	817
Temple-Inland Inc.	18,002	807
* Sealed Air Corp.	13,011	731
Sigma-Aldrich Corp.	10,808	684
Eastman Chemical Co.	13,092	675
Ashland, Inc.	11,456	663
Ball Corp.	16,676	662
Engelhard Corp.	19,294	582
* Pactiv Corp.	23,231	511
Allegheny Technologies Inc.	13,684	494
Bemis Co., Inc.	17,081	476
Louisiana-Pacific Corp.	17,149	471
International Flavors & Fragrances, Inc.	13,063	438
* Hercules, Inc.	18,363	207
Telecommunication Services (3.0%)		53,969
AT&T Inc.	627,133	15,358
Verizon Communications Inc.	443,861	13,369
Sprint Nextel Corp.	474,289	11,079
BellSouth Corp.	293,601	7,957
Alltel Corp.	61,464	3,878
* Qwest Communications International Inc.	248,738	1,405
CenturyTel, Inc.	21,020	697
Citizens Communications Co.	53,697	657
Utilities (3.3%)		54,400
Exelon Corp.	107,045	5,688
Dominion Resources, Inc.	55,692	4,299
Southern Co.	118,977	4,108
Duke Energy Corp.	148,860	4,086
TXU Corp.	77,428	3,886
FPL Group, Inc.	63,314	2,631
Public Service Enterprise Group, Inc.	40,318	2,619
FirstEnergy Corp.	52,875	2,590
American Electric Power Co., Inc.	63,194	2,344
Entergy Corp.	33,387	2,292
Edison International	52,246	2,278
PG&E Corp.	55,209	2,049
Sempra Energy	41,220	1,848
Consolidated Edison Inc.	39,254	1,819
PPL Corp.	61,207	1,799
Progress Energy, Inc.	40,480	1,778
Ameren Corp.	32,877	1,685
* AES Corp.	105,211	1,665
Constellation Energy Group, Inc.	28,714	1,654
Cinergy Corp.	32,131	1,364
DTE Energy Co.	28,592	1,235
Xcel Energy, Inc.	64,863	1,197
KeySpan Corp.	28,073	1,002
NiSource, Inc.	43,786	913
* Allegheny Energy, Inc.	26,193	829
Pinnacle West Capital Corp.	15,848	655
CenterPoint Energy Inc.	49,850	641
TECO Energy, Inc.	33,706	579
* CMS Energy Corp.	35,628	517
NICOR Inc.	7,038	277
* Dynegy, Inc.	48,857	236
Peoples Energy Corp.	6,198	217
		60,780
Total Common Stocks (Cost $1,551,216)		1,808,734
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2] Vanguard Market Liquidity Fund, 4.274%—Note E	1,300,000	1,300
	Face Amount ($000)
U.S. Agency Obligation (0.0%)
[3] Federal National Mortgage Assn. [4] 4.059%, 1/11/2006	500	500
Total Temporary Cash Investments (Cost $1,800)		1,800
Total Investments (99.8%) (Cost $1,553,016)		1,810,534
Other Assets and Liabilities (0.2%)
Other Assets—Note B		10,281
Liabilities—Note E		(7,351)
		2,930
Net Assets (100.0%)
Applicable to 65,065,857 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		1,813,464
Net Asset Value Per Share		$27.87

At December 31, 2005, net assets consisted of:[5]	Amount ($000)	Per Share
Paid-in Capital	1,408,958	$21.65
Undistributed Net Investment Income	28,564.44
Accumulated Net Realized Gains	118,482	1.82
Unrealized Appreciation (Depreciation)
Investment Securities	257,518	3.96
Futures Contracts	(58)	—
Net Assets	1,813,464	$27.87

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and (0.2%), respectively, of net assets. See Note C in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4	Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

7

Vanguard Equity Index Portfolio

Statement of Operations	Year Ended Dec. 31, 2005 ($000)
Investment Income
Income
Dividends	32,445
Interest[1]	184
Security Lending	27
Total Income	32,656
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative	1,812
Marketing and Distribution	293
Custodian Fees	99
Auditing Fees	19
Shareholders' Reports	34
Trustees' Fees and Expenses	2
Total Expenses	2,349
Net Investment Income	30,307
Realized Net Gain (Loss)
Investment Securities Sold	118,802
Futures Contracts	214
Realized Net Gain (Loss)	119,016
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(66,929)
Futures Contracts	(143)
Change in Unrealized Appreciation (Depreciation)	(67,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,251

Statement of Changes in Net Assets	Year Ended December 31,
	2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,307	29,100
Realized Net Gain (Loss)	119,016	67,137
Change in Unrealized Appreciation (Depreciation)	(67,072)	64,441
Net Increase (Decrease) in Net Assets Resulting from Operations	82,251	160,678
Distributions
Net Investment Income	(28,912)	(19,440)
Realized Capital Gain[2]	(67,654)	(38,325)
Total Distributions	(96,566)	(57,765)
Capital Share Transactions—Note F
Issued	340,806	231,999
Issued in Lieu of Cash Distributions	96,566	57,765
Redeemed	(273,460)	(178,590)
Net Increase (Decrease) from Capital Share Transactions	163,912	111,174
Total Increase (Decrease)	149,597	214,087
Net Assets
Beginning of Period	1,663,867	1,449,780
End of Period[3]	1,813,464	1,663,867

1	Interest income from an affiliated company of the portfolio was $164,000.
2	Includes fiscal 2005 and 2004 short-term gain distributions totaling $1,735,000 and $1,111,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income of $28,564,000 and $27,169,000.

8

Vanguard Equity Index Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$28.29	$26.57	$21.68	$29.91	$27.03	$37.64

Investment Operations

Net Investment Income	.48	.49(2)	.34	.330	.10	.36

Net Realized and Unrealized Gain (Loss) on Investments	.77	2.27	5.57	(6.445)	2.78	(10.23)

Total from Investment Operations	1.25	2.76	5.91	(6.115)	2.88	(9.87)

Distributions

Dividends from Net Investment Income	(.50)	(.35)	(.34)	(.440)	—	(.39)

Distributions from Realized Capital Gains	(1.17)	(.69)	(.68)	(1.675)	—	(.35)

Total Distributions	(1.67)	(1.04)	(1.02)	(2.115)	—	(.74)

Net Asset Value, End of Period	$27.87	$28.29	$26.57	$21.68	$29.91	$27.03

Total Return	4.79%	10.80%	28.47%	-22.11%	10.65%	-26.69%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,813	$1,664	$1,450	$961	$1,225	$1,111

Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.18%	0.18%	0.18%[3]	0.17%

Ratio of Net Investment Income to Average Net Assets	1.78%	1.91%[2]	1.62%	1.43%	1.24%[3]	1.11%

Portfolio Turnover Rate	13%	8%	6%	10%	3%	8%

1	The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that portfolio’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when

9

Vanguard Equity Index Portfolio

futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $207,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.21% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.    Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $30,527,000 of ordinary income and $118,807,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $257,511,000, consisting of unrealized gains of $405,841,000 on securities that had risen in value since their purchase and $148,330,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)

S&P 500 Index	14	4,392	(55)

E-mini S&P 500 Index	3	188	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

10

Vanguard Equity Index Portfolio

D.     During the year ended December 31, 2005, the portfolio purchased $311,558,000 of investment securities and sold $215,474,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at December 31, 2005, was $1,262,000, for which the portfolio received cash collateral of $1,300,000.

F.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	12,587	8,748

Issued in Lieu of Cash Distributions	3,686	2,259

Redeemed	(10,032)	(6,741)

Net Increase (Decrease) in Shares Outstanding	6,241	4,266

11

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

12

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2005	12/31/2005	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,056.88	$0.73

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Mid-Cap Index Portfolio

A fourth-quarter market surge lifted all stocks, and mid-capitalization stocks fared especially well. The Mid-Cap Index Portfolio ended the year up 14.0%, in line with the return of its target benchmark and well ahead of the average peer fund. By comparison, large-cap stocks gained 6.3% and small-cap stocks returned 7.5% (as represented by the Morgan Stanley Capital International® US Prime Market 750 and US Small Cap 1750 Indexes).

The table below shows the returns of your portfolio and its comparative standards over the year ended December 31, 2005; for perspective, we also present their annualized returns since the portfolio’s inception almost seven years ago. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Fourth-quarter rally pulls market ahead for the full year

Much of the Mid-Cap Index Portfolio’s return came in the fourth quarter, when the market sustained its first rally of 2005. Investors grappled with a number of challenges throughout the year, including eight interest rate increases by the Federal Reserve, soaring energy prices, and the ongoing war in Iraq. But the market held up well, buoyed by strong corporate profits and respectable economic growth.

About one-third of the portfolio’s 14.0% gain came from energy stocks, which drove the market for much of the year as oil and natural gas producers benefited from demand-supply imbalances. The per-barrel price of crude oil soared 40.5% during the year, while natural gas prices jumped 58.4%. In this environment, five of the portfolio’s energy holdings returned more than 100%, and gains above 50% were common among the rest.

Health care stocks also contributed significantly to the portfolio’s returns. Health maintenance organizations and prescription drug benefit managers benefited from consolidation and improved earnings.

The portfolio’s three largest sectors—financials, consumer discretionary, and information technology, accounting for more than half of the portfolio—each lagged the overall return, with gains ranging from 4.0% to 10.0%.

All of the ten industry sectors represented in the portfolio turned in positive results. This contrasted with the pattern seen among large-cap stocks, where consumer discretionary and telecommunications services issues were down for the year.

The portfolio’s cost advantage becomes clear over time

Since its inception nearly seven years ago, the portfolio has provided an average annual return above that of its target index, despite the index’s lack of transaction costs or investment expenses. The achievement is a tribute to the discipline and expertise of the portfolio’s manager, Vanguard Quantitative Equity Group.

The portfolio also has bested the performance of its average peer. A hypothetical $10,000 investment made at the portfolio’s inception would have been worth $23,006 at year-end 2005—$1,848 more than a similar investment in the average peer fund. In any given year, the chance that an indexed portfolio will outperform an actively managed portfolio is difficult to predict. Over time, however, the benefits of low-cost index investing can be formidable.

Total Returns		February 9, 1999,[1] Through December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

Mid-Cap Index Portfolio	14.0%	12.9%	$23,006

Spliced Mid Cap Index[2]	13.9	12.7	22,816

Average Mid-Cap Core Fund[3]	10.3	11.5	21,158

Expense Ratios:[4] Your portfolio compared with its peer group
		Average
		Mid-Cap
	Portfolio	Core Fund

Mid-Cap Index Portfolio	0.24%	1.54%

1	Portfolio inception.
2	Standard & Poor’s MidCap 400 Index through May 16, 2003; MSCI®US Mid Cap 450 Index thereafter.
3	Derived from data provided by Lipper Inc.
4	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics	Portfolio	Target Index[1]	Broad Index[2]
Number of Stocks	451	449	4,999
Median Market Cap	$6.2B	$6.2B	$26.4B
Price/Earnings Ratio	21.1x	21.1x	20.5x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield	0.7%	1.2%	1.7%
Return on Equity	14.1%	14.1%	17.3%
Earnings Growth Rate	14.9%	14.5%	9.5%
Foreign Holdings	0.3%	0.0%	2.4%
Turnover Rate	21%	—	—
Expense Ratio	0.24%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures	Portfolio	Spliced Index[3]	Portfolio	Broad Index[2]
R-Squared	1.00	1.00	0.90	1.00
Beta	1.01	1.00	1.16	1.00

Sector Diversification (% of portfolio)	Portfolio	Target Index[1]	Broad Index[2]
Consumer Discretionary	17%	17%	12%
Consumer Staples	3	4	9
Energy	11	11	9
Financials	20	20	22
Health Care	11	11	13
Industrials	9	9	11
Information Technology	15	15	15
Materials	5	5	3
Telecommunication Services	3	2	3
Utilities	6	6	3

Ten Largest Holdings[4] (% of total net assets)
Phelps Dodge Corp.	metals & mining	0.6%
Legg Mason Inc.	financial services	0.6
Advanced Micro Devices, Inc.	electronics	0.6
Weatherford International Ltd.	energy & utilities	0.5
Nabors Industries, Inc.	energy & utilities	0.5
BJ Services Co.	energy & utilities	0.5
GlobalSantaFe Corp.	energy & utilities	0.5
SanDisk Corp.	electronics	0.5
ProLogis REIT	real estate	0.5
PPL Corp.	energy & utilities	0.5
Top Ten		5.3%

Beta.     A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield.     A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	MSCI US Mid Cap 450 Index.
2	Dow Jones Wilshire 5000 Index.
3	S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
4	"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999-December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005
				Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment

Mid-Cap Index Portfolio	13.97%	9.31%	12.85%	$23,006

Dow Jones Wilshire 5000 Index	6.32	2.12	3.17	12,395

Spliced Mid Cap Index[2]	13.94	9.33	12.72	22,816

Average Mid-Cap Core Fund[3]	10.26	6.39	11.49	21,158

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2005

[Dark Gray] - Mid-Cap Index Portfolio
[Light Gray] - Spliced Mid Cap Index2

1	February 9, 1999.
2	S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
3	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (100.0%)(1)
Consumer Discretionary (16.8%)
D. R. Horton, Inc.	86,079	3,076
* Office Depot, Inc.	96,917	3,043
Centex Corp.	39,311	2,810
Hilton Hotels Corp.	110,819	2,672
Pulte Homes, Inc.	67,164	2,644
*^Sirius Satellite Radio, Inc.	386,223	2,588
* Chico's FAS, Inc.	55,347	2,431
Nordstrom, Inc.	62,796	2,349
Genuine Parts Co.	53,240	2,338
Black & Decker Corp.	24,606	2,140
Newell Rubbermaid, Inc.	84,286	2,004
* Expedia, Inc.	82,649	1,980
Lennar Corp. Class A	32,256	1,968
Wendy's International, Inc.	35,356	1,954
Mattel, Inc.	123,282	1,950
Harman International Industries, Inc.	19,518	1,910
* XM Satellite Radio Holdings, Inc.	67,781	1,849
KB HOME	24,930	1,811
Darden Restaurants Inc.	44,867	1,744
Abercrombie & Fitch Co.	26,465	1,725
Whirlpool Corp.	20,395	1,708
Tiffany & Co.	43,869	1,680
Sherwin-Williams Co.	36,086	1,639
* AutoZone Inc.	17,750	1,629
* Cablevision Systems NY Group Class A	68,561	1,609
Dollar General Corp.	83,292	1,588
Royal Caribbean Cruises, Ltd.	34,700	1,564
VF Corp.	27,335	1,513
Michaels Stores, Inc.	41,526	1,469
* Advance Auto Parts, Inc.	33,530	1,457
* Getty Images, Inc.	16,048	1,433
Knight Ridder	22,551	1,427
* Mohawk Industries, Inc.	16,393	1,426
* NTL Inc.	20,901	1,423
* MGM Mirage, Inc.	38,506	1,412
* NVR, Inc.	1,893	1,329
Leggett & Platt, Inc.	57,654	1,324
* Williams-Sonoma, Inc.	30,135	1,300
Ross Stores, Inc.	44,763	1,294
Circuit City Stores, Inc.	56,743	1,282
* Interpublic Group of Cos., Inc.	129,254	1,247
* Toll Brothers, Inc.	35,550	1,231
The Stanley Works	25,504	1,225
* AutoNation, Inc.	55,894	1,215
* Lamar Advertising Co.Class A	26,179	1,208
Station Casinos, Inc.	17,800	1,207
^ Garmin Ltd.	18,187	1,207
* Discovery Holding Co.Class A	77,900	1,180
Liz Claiborne, Inc.	32,881	1,178
Brunswick Corp.	28,305	1,151
Foot Locker, Inc.	47,973	1,132
GTECH Holdings Corp.	35,510	1,127
PETsMART, Inc.	43,906	1,127
Family Dollar Stores, Inc.	45,012	1,116
Jones Apparel Group, Inc.	36,265	1,114
New York Times Co. Class A	41,940	1,109
ServiceMaster Co.	89,232	1,066
* Career Education Corp.	31,542	1,064
Brinker International, Inc.	27,141	1,049
Polo Ralph Lauren Corp.	18,647	1,047
Hasbro, Inc.	49,232	994
American Eagle Outfitters, Inc.	42,482	976
* Pixar, Inc.	18,173	958
Reebok International Ltd.	15,553	906
* CarMax, Inc.	32,072	888
Gentex Corp.	45,446	886
Outback Steakhouse, Inc.	20,606	857
*^Wynn Resorts Ltd.	15,279	838
RadioShack Corp.	39,071	822
* Urban Outfitters, Inc.	30,198	764
* Dollar Tree Stores, Inc.	31,651	758
Belo Corp. Class A	29,670	635
Dex Media, Inc.	23,051	624
* Weight Watchers International, Inc.	12,600	623
Meredith Corp.	11,549	604
Lear Corp.	20,637	587
Dow Jones & Co., Inc.	16,312	579
Boyd Gaming Corp.	12,124	578
International Speedway Corp.	8,888	426
The McClatchy Co. Class A	6,199	366
Westwood One, Inc.	22,382	365
* DreamWorks Animation SKG, Inc.	12,717	312
Lennar Corp. Class B	4,820	273
Regal Entertainment Group Class A	13,002	247
Hearst-Argyle Television Inc.	7,850	187
Consumer Staples (3.5%)		113,545
Whole Foods Market, Inc.	41,168	3,186
UST, Inc.	50,191	2,049
Bunge Ltd.	34,126	1,932
* Dean Foods Co.	45,678	1,720
* Constellation Brands, Inc. Class A	59,940	1,572
Molson Coors Brewing Co. Class B	21,417	1,435
SuperValu Inc.	41,560	1,350
The Pepsi Bottling Group, Inc.	44,682	1,278
Tyson Foods, Inc.	69,490	1,188
McCormick & Co., Inc.	36,500	1,129
Alberto-Culver Co. Class B	23,946	1,096
Carolina Group	23,928	1,053
* Energizer Holdings, Inc.	19,549	973
Brown-Forman Corp.Class B	11,986	831
* Smithfield Foods, Inc.	27,122	830
Hormel Foods Corp.	23,384	764
J.M. Smucker Co.	17,108	753
PepsiAmericas, Inc.	20,879	486
Energy (10.8%)		23,625
* Weatherford International Ltd.	100,970	3,655
* Nabors Industries, Inc.	48,103	3,644
BJ Services Co.	99,162	3,636
GlobalSantaFe Corp.	74,675	3,596
Chesapeake Energy Corp.	106,498	3,379
* National Oilwell Varco Inc.	52,762	3,308
Peabody Energy Corp.	40,112	3,306
Sunoco, Inc.	42,104	3,300
Amerada Hess Corp.	25,610	3,248
Kinder Morgan, Inc.	33,074	3,041
Noble Corp.	41,882	2,954
Murphy Oil Corp.	50,684	2,736
* Ultra Petroleum Corp.	47,060	2,626
El Paso Corp.	201,912	2,455
Smith International, Inc.	65,014	2,413
Pioneer Natural Resources Co.	43,377	2,224
Noble Energy, Inc.	53,522	2,157
ENSCO International, Inc.	46,536	2,064
* Newfield Exploration Co.	36,758	1,840
CONSOL Energy, Inc.	28,074	1,830
* Southwestern Energy Co.	49,804	1,790
* Grant Prideco, Inc.	38,842	1,714
Patterson-UTI Energy, Inc.	49,839	1,642

4

Vanguard Mid-Cap Index Portfolio

	Shares	Market Value• ($000)
Arch Coal, Inc.	19,545	1,554
* Pride International, Inc.	48,387	1,488
* Cooper Cameron Corp.	34,186	1,415
Diamond Offshore Drilling, Inc.	19,672	1,368
Tesoro Petroleum Corp.	21,187	1,304
Rowan Cos., Inc.	33,355	1,189
* Cimarex Energy Co.	25,198	1,084
Pogo Producing Co.	18,298	911
Financials (20.0%)		72,871
Legg Mason Inc.	31,941	3,823
ProLogis REIT	74,511	3,481
General Growth Properties Inc. REIT	69,217	3,253
Vornado Realty Trust REIT	38,575	3,220
CIT Group Inc.	61,827	3,201
Ameriprise Financial, Inc.	68,665	2,815
Archstone-Smith Trust REIT	64,882	2,718
T. Rowe Price Group Inc.	35,776	2,577
Boston Properties, Inc. REIT	34,106	2,528
Sovereign Bancorp, Inc.	110,755	2,395
* E*TRADE Financial Corp.	113,598	2,370
Jefferson-Pilot Corp.	41,197	2,345
Zions Bancorp	30,349	2,293
SAFECO Corp.	38,296	2,164
Cincinnati Financial Corp.	48,069	2,148
Hudson City Bancorp, Inc.	173,864	2,107
* Ameritrade Holding Corp.	86,719	2,081
UnumProvident Corp.	90,998	2,070
Synovus Financial Corp.	76,364	2,063
Plum Creek Timber Co. Inc. REIT	56,223	2,027
Avalonbay Communities, Inc .REIT	22,471	2,006
Everest Re Group, Ltd.	19,768	1,984
Host Marriott Corp. REIT	102,502	1,942
Kimco Realty Corp. REIT	58,762	1,885
MGIC Investment Corp.	28,495	1,876
Fidelity National Financial, Inc.	50,217	1,848
Torchmark Corp.	31,923	1,775
Compass Bancshares Inc.	36,147	1,746
Public Storage, Inc. REIT	25,649	1,737
Popular, Inc.	80,838	1,710
W.R. Berkley Corp.	34,935	1,664
^Commerce Bancorp, Inc.	47,622	1,639
Huntington Bancshares Inc.	67,028	1,592
Assurant, Inc.	35,220	1,532
Radian Group, Inc.	26,080	1,528
Developers Diversified Realty Corp. REIT	31,589	1,485
The St. Joe Co.	22,016	1,480
Duke Realty Corp. REIT	43,847	1,464
Mercantile Bankshares Corp.	25,121	1,418
First Horizon National Corp.	36,381	1,398
Old Republic International Corp.	53,080	1,394
White Mountains Insurance Group Inc.	2,311	1,291
AMB Property Corp. REIT	26,101	1,283
Janus Capital Group Inc.	68,130	1,269
iStar Financial Inc. REIT	34,464	1,229
The Macerich Co. REIT	18,286	1,228
American Capital Strategies, Ltd.	33,852	1,226
Associated Banc-Corp	37,511	1,221
^Allied Capital Corp.	41,343	1,214
New York Community Bancorp, Inc.	73,193	1,209
Leucadia National Corp.	24,755	1,175
The PMI Group Inc.	28,191	1,158
* AmeriCredit Corp.	45,131	1,157
Liberty Property Trust REIT	26,850	1,151
PartnerRe Ltd.	17,499	1,149
Regency Centers Corp. REIT	19,430	1,145
First American Corp.	24,786	1,123
Apartment Investment & Management Co. Class A REIT	29,195	1,106
A.G. Edwards & Sons, Inc.	23,483	1,100
Brown & Brown, Inc.	36,002	1,100
Axis Capital Holdings Ltd.	34,386	1,076
Health Care Properties Investors REIT	41,514	1,061
TCF Financial Corp.	36,955	1,003
Nuveen Investments, Inc. Class A	23,359	996
Weingarten Realty Investors REIT	25,914	980
Federated Investors, Inc.	26,327	975
Commerce Bancshares, Inc.	18,100	943
Eaton Vance Corp.	34,170	935
City National Corp.	12,835	930
RenaissanceRe Holdings Ltd.	20,745	915
Independence Community Bank Corp.	22,936	911
Arthur J. Gallagher & Co.	29,025	896
Protective Life Corp.	20,316	889
Astoria Financial Corp.	29,729	874
* Markel Corp.	2,719	862
Fulton Financial Corp.	48,060	846
Hospitality Properties Trust REIT	21,000	842
Valley National Bancorp	32,436	782
Nationwide Financial Services, Inc.	17,607	775
Investors Financial Services Corp.	20,336	749
SEI Investments Co.	20,011	740
New Plan Excel Realty Trust REIT	31,628	733
Forest City Enterprise Class A	19,281	731
TD Banknorth, Inc.	23,732	689
Mercury General Corp.	11,787	686
Unitrin, Inc.	14,897	671
CapitalSource Inc.	25,242	565
Transatlantic Holdings, Inc.	8,040	540
People's Bank	17,082	531
BlackRock, Inc.	4,567	495
Erie Indemnity Co. Class A	8,559	455
BOK Financial Corp.	7,109	323
Student Loan Corp.	1,228	257
Fidelity National Title Group, Inc. Class A	8,720	212
Health Care (10.5%)		135,184
* Celgene Corp.	51,454	3,334
* Express Scripts Inc.	38,761	3,248
* Coventry Health Care Inc.	49,587	2,824
* MedImmune Inc.	75,499	2,644
AmerisourceBergen Corp.	63,540	2,631
* Humana Inc.	47,232	2,566
* Fisher Scientific International Inc.	37,376	2,312
* Laboratory Corp. of America Holdings	41,269	2,222
C.R. Bard, Inc.	32,234	2,125
Omnicare, Inc.	36,694	2,100
* Varian Medical Systems, Inc.	39,995	2,013
* Hospira, Inc.	46,493	1,989
* IVAX Corp.	61,768	1,935
* Health Net Inc.	34,713	1,789
* Barr Pharmaceuticals Inc.	28,487	1,774
IMS Health, Inc.	68,973	1,719
* Sepracor Inc.	32,208	1,662
Health Management Associates Class A	75,488	1,658
Applera Corp.-Applied Biosystems Group	60,259	1,600
* DaVita, Inc.	30,880	1,564
* Thermo Electron Corp.	49,408	1,489
Mylan Laboratories, Inc.	66,834	1,334
* Waters Corp.	35,195	1,330
* Lincare Holdings, Inc.	30,352	1,272
* King Pharmaceuticals, Inc.	73,946	1,251
DENTSPLY International Inc.	23,061	1,238
* Henry Schein, Inc.	26,671	1,164
* Cephalon, Inc.	17,854	1,156

5

Vanguard Mid-Cap Index Portfolio

	Shares	Market Value• ($000)
* Amylin Pharmaceuticals, Inc.	28,553	1,140
Bausch & Lomb, Inc.	16,455	1,117
* Tenet Healthcare Corp.	143,314	1,098
* Invitrogen Corp.	16,270	1,084
Beckman Coulter, Inc.	19,013	1,082
* Patterson Cos	31,603	1,056
* Community Health Systems, Inc.	27,478	1,054
* Millipore Corp.	15,880	1,049
* Triad Hospitals, Inc.	26,360	1,034
Manor Care, Inc.	25,638	1,020
* Watson Pharmaceuticals, Inc.	30,392	988
* Endo Pharmaceuticals Holdings, Inc.	30,364	919
* Millennium Pharmaceuticals, Inc.	94,311	915
Hillenbrand Industries, Inc.	16,751	828
Universal Health Services Class B	15,960	746
* Emdeon Corp.	84,929	720
* ImClone Systems, Inc.	20,540	703
* Kinetic Concepts, Inc.	12,700	505
* American Pharmaceuticals Partners, Inc.	6,687	259
* WellPoint Inc.	33	3
Industrials (9.1%)		71,263
CSX Corp.	66,324	3,367
Rockwell Automation, Inc.	55,660	3,293
Textron, Inc.	36,792	2,832
ITT Industries, Inc.	26,984	2,774
L-3 Communications Holdings, Inc.	34,733	2,582
Rockwell Collins, Inc.	52,817	2,454
Parker Hannifin Corp.	36,842	2,430
Expeditors International of Washington, Inc.	32,726	2,209
American Standard Cos., Inc.	54,833	2,191
R.R. Donnelley & Sons Co.	62,313	2,132
Precision Castparts Corp.	40,556	2,101
Cooper Industries, Inc .Class A	28,340	2,069
Fluor Corp.	26,518	2,049
Robert Half International, Inc.	49,156	1,863
C.H. Robinson Worldwide Inc.	49,118	1,819
W.W. Grainger, Inc.	23,223	1,651
Republic Services, Inc. Class A	42,927	1,612
Avery Dennison Corp.	28,658	1,584
Fastenal Co.	39,322	1,541
Equifax, Inc.	39,852	1,515
Goodrich Corp.	35,300	1,451
* Monster Worldwide Inc.	33,980	1,387
* The Dun & Bradstreet Corp.	20,587	1,379
Manpower Inc.	26,631	1,238
* ChoicePoint Inc.	27,678	1,232
American Power Conversion Corp.	53,460	1,176
Cummins Inc.	12,859	1,154
* Jacobs Engineering Group Inc.	16,874	1,145
SPX Corp.	22,416	1,026
Pall Corp.	38,080	1,023
Pentair, Inc.	29,588	1,021
Aramark Corp. Class B	36,430	1,012
* Alliant Techsystems, Inc.	11,452	872
J.B. Hunt Transport Services, Inc.	36,458	825
Hubbell Inc. Class B	15,806	713
* JetBlue Airways Corp.	44,143	679
* Allied Waste Industries, Inc.	70,851	619
Information Technology (15.0%)		62,020
* Advanced Micro Devices, Inc.	121,953	3,732
* SanDisk Corp.	55,647	3,496
Autodesk, Inc.	69,952	3,004
* Network Appliance, Inc.	106,978	2,888
* Computer Sciences Corp.	56,637	2,868
National Semiconductor Corp.	105,110	2,731
* Fiserv, Inc.	57,621	2,493
Seagate Technology	116,919	2,337
* Freescale Semiconductor, Inc.Class A	87,186	2,196
* Affiliated Computer Services, Inc. Class A	36,637	2,168
* Altera Corp.	114,000	2,112
* Cognizant Technology Solutions Corp.	41,763	2,103
Microchip Technology, Inc.	64,059	2,060
Scientific-Atlanta, Inc.	46,866	2,019
* Jabil Circuit, Inc.	52,736	1,956
* NCR Corp.	56,788	1,927
* Flextronics International Ltd.	174,838	1,825
* NVIDIA Corp.	49,027	1,792
* VeriSign, Inc.	81,057	1,777
Harris Corp.	40,816	1,757
* Lexmark International, Inc.	36,338	1,629
* Comverse Technology, Inc.	61,188	1,627
Siebel Systems, Inc.	151,533	1,603
* Citrix Systems, Inc.	52,054	1,498
* LAM Research Corp.	41,772	1,490
* Cadence Design Systems, Inc.	85,003	1,438
* Tellabs, Inc.	129,903	1,416
* Avaya Inc.	131,109	1,399
* Red Hat, Inc.	51,329	1,398
* McAfee Inc.	50,623	1,373
* BMC Software, Inc.	66,676	1,366
* Iron Mountain, Inc.	30,045	1,270
Amphenol Corp.	27,253	1,206
* MEMC Electronic Materials, Inc.	53,687	1,190
* DST Systems, Inc.	19,480	1,167
Intersil Corp.	46,863	1,166
* Arrow Electronics, Inc.	36,228	1,160
* Activision, Inc.	82,997	1,140
CDW Corp.	19,758	1,137
* Ceridian Corp.	44,721	1,111
* NAVTEQ Corp.	24,948	1,094
* CheckFree Corp.	23,770	1,091
* Solectron Corp.	297,104	1,087
* JDS Uniphase Corp.	458,576	1,082
* BEA Systems, Inc.	114,138	1,073
* Compuware Corp.	118,583	1,064
* Novell, Inc.	116,412	1,028
* Novellus Systems, Inc.	42,426	1,023
Sabre Holdings Corp.	40,197	969
* LSI Logic Corp.	119,391	955
Symbol Technologies, Inc.	74,280	952
* Freescale Semiconductor, Inc. Class B	36,900	929
* QLogic Corp.	27,774	903
* Zebra Technologies Corp.Class A	21,015	900
* Synopsys, Inc.	44,131	885
Fair Isaac, Inc.	20,023	884
* Teradyne, Inc.	60,230	878
* Ingram Micro, Inc. Class A	41,635	830
Diebold, Inc.	21,559	819
* Alliance Data Systems Corp.	21,832	777
* Mercury Interactive Corp.	26,612	740
Tektronix, Inc.	25,937	732
Molex, Inc.	27,908	724
* Agere Systems Inc.	55,612	717
* Vishay Intertechnology, Inc.	51,951	715
* Sanmina-SCI Corp.	160,931	686
* International Rectifier Corp.	19,788	631
* Fairchild Semiconductor International, Inc.	36,778	622
* Unisys Corp.	104,267	608
National Instruments Corp.	16,945	543
* Hewitt Associates, Inc.	14,200	398
Molex, Inc. Class A	16,068	395
AVX Corp.	18,556	269
Total System Services, Inc.	11,856	235
		101,263

6

Vanguard Mid-Cap Index Portfolio

	Shares	Market Value• ($000)
Materials (5.3%)
Phelps Dodge Corp.	29,672	4,269
Nucor Corp.	47,900	3,196
Freeport-McMoRan Copper & Gold, Inc. Class B	54,243	2,918
Vulcan Materials Co.	31,414	2,128
United States Steel Corp.	34,979	1,681
Lyondell Chemical Co.	67,793	1,615
MeadWestvaco Corp.	56,262	1,577
Temple-Inland Inc.	32,849	1,473
* Sealed Air Corp.	25,352	1,424
Sigma-Aldrich Corp.	20,648	1,307
Eastman Chemical Co.	24,921	1,286
Ball Corp.	31,762	1,262
Ashland, Inc.	20,474	1,185
Engelhard Corp.	36,782	1,109
* Smurfit-Stone Container Corp.	77,638	1,100
* Pactiv Corp.	45,832	1,008
* Owens-Illinois, Inc.	46,660	982
Chemtura Corp.	71,359	906
Bemis Co., Inc.	31,107	867
Sonoco Products Co.	28,804	847
International Flavors & Fragrances, Inc.	24,507	821
Valspar Corp.	29,698	733
* The Mosaic Co.	40,946	599
Packaging Corp. of America	25,186	578
Lafarge North America Inc.	9,960	548
* Huntsman Corp.	26,766	461
Telecommunication Services (2.7%)		35,880
* American Tower Corp. Class A	122,460	3,319
* Qwest Communications International Inc.	478,213	2,702
* NII Holdings Inc.	41,572	1,816
* Crown Castle International Corp.	66,362	1,786
MCI Inc.	74,909	1,478
* Telewest Global, Inc.	60,017	1,430
Citizens Communications Co.	104,917	1,283
* Nextel Partners, Inc.	45,239	1,264
CenturyTel, Inc.	37,749	1,252
Telephone & Data Systems, Inc.	17,451	629
Telephone & Data Systems, Inc.—Special Common Shares	14,085	488
PanAmSat Holding Corp.	16,993	416
* U.S. Cellular Corp.	4,950	245
Utilities (6.3%)		18,108
PPL Corp.	116,214	3,417
Sempra Energy	70,531	3,163
Constellation Energy Group, Inc.	54,543	3,142
* AES Corp.	189,986	3,007
Cinergy Corp.	57,826	2,455
DTE Energy Co.	53,368	2,305
Xcel Energy, Inc.	123,216	2,275
Questar Corp.	26,025	1,970
KeySpan Corp.	53,274	1,901
NiSource, Inc.	83,247	1,737
* Allegheny Energy, Inc.	49,751	1,575
Wisconsin Energy Corp.	35,825	1,399
SCANA Corp.	33,158	1,306
Equitable Resources, Inc.	35,414	1,299
Pepco Holdings, Inc.	57,833	1,294
* NRG Energy, Inc.	26,597	1,253
Pinnacle West Capital Corp.	30,231	1,250
CenterPoint Energy Inc.	85,134	1,094
TECO Energy, Inc.	63,572	1,092
MDU Resources Group, Inc.	32,944	1,079
Energy East Corp.	45,142	1,029
DPL Inc.	38,880	1,011
Alliant Energy Corp.	35,653	1,000
* Reliant Energy, Inc.	92,630	956
NSTAR	32,766	940
		42,949
Total Common Stocks (Cost $534,141)		676,708
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
[2] Vanguard Market Liquidity Fund, 4.274%	1,330,145	1,330
[2] Vanguard Market Liquidity Fund, 4.274%—Note E	6,555,600	6,556
	Face Amount ($000)	7,886
U.S. Agency Obligation (0.0%)
[3] Federal National Mortgage Assn [4] 3.969%, 1/11/2006	300	300
Total Temporary Cash Investments (Cost $8,186)		8,186
Total Investments (101.2%) (Cost $542,327)		684,894
Other Assets and Liabilities (-1.2%)
Other Assets—Note B		1,400
Liabilities—Note E		(9,581)
		(8,181)
Net Assets (100%)
Applicable to 36,874,697 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		676,713
Net Asset Value Per Share		$18.35
At December 31, 2005, net assets consisted of:[5]	Amount ($000)	Per Share
Paid-in Capital	497,439	$13.48
Undistributed Net Investment Income	6,870.19
Accumulated Net Realized Gains	29,851.81
Unrealized Appreciation (Depreciation)
Investment Securities	142,567	3.87
Futures Contracts	(14)	—
Net Assets	676,713	$18.35

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.2% and 1.0%, respectively, of net assets. See Note C in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4	Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)
Investment Income
Income
Dividends	8,781
Interest[1]	73
Security Lending	87
Total Income	8,941
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative	1,078
Marketing and Distribution	95
Custodian Fees	83
Auditing Fees	19
Shareholders' Reports	21
Trustees' Fees and Expenses	1
Total Expenses	1,376
Net Investment Income	7,565
Realized Net Gain (Loss)
Investment Securities Sold	41,116
Futures Contracts	156
Realized Net Gain (Loss)	41,272
Change in Unrealized Appreciation (Depreciation)
Investment Securities	29,809
Futures Contracts	(51)
Change in Unrealized Appreciation (Depreciation)	29,758
Net Increase (Decrease) in Net Assets Resulting from Operations	78,595

Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	7,565	5,400

Realized Net Gain (Loss)	41,272	23,345

Change in Unrealized Appreciation (Depreciation)	29,758	56,312

Net Increase (Decrease) in Net Assets Resulting from Operations	78,595	85,057

Distributions

Net Investment Income	(5,578)	(3,628)

Realized Capital Gain	—	—

Total Distributions	(5,578)	(3,628)

Capital Share Transactions—Note F

Issued	129,541	99,215

Issued in Lieu of Cash Distributions	5,578	3,628

Redeemed	(55,436)	(54,543)

Net Increase (Decrease) from Capital Share Transactions	79,683	48,300

Total Increase (Decrease)	152,700	129,729

Net Assets

Beginning of Period	524,013	394,284

End of Period[2]	676,713	524,013

1	Interest income from an affiliated company of the portfolio was $63,000.
2	Including undistributed net investment income of $6,870,000 and $4,883,000.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$16.27	$13.64	$10.60	$13.23	$11.21	$14.97

Investment Operations

Net Investment Income	.21	.16	.13	.08	.02	.09

Net Realized and Unrealized Gain (Loss) on Investments	2.04	2.59	3.33	(1.85)	2.00	(2.77)

Total from Investment Operations	2.25	2.75	3.46	(1.77)	2.02	(2.68)

Distributions

Dividends from Net Investment Income	(.17)	(.12)	(.10)	(.11)	—	(.08)

Distributions from Realized Capital Gains	—	—	(.32)	(.75)	—	(1.00)

Total Distributions	(.17)	(.12)	(.42)	(.86)	—	(1.08)

Net Asset Value, End of Period	$18.35	$16.27	$13.64	$10.60	$13.23	$11.21

Total Return	13.97%	20.32%	34.06%	-14.65%	18.02%	-18.86%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$677	$524	$394	$264	$251	$208

Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.29%	0.30%	0.30%(2)	0.28%

Ratio of Net Investment Income to Average Net Assets	1.30%	1.24%	1.17%	0.81%	0.83%(2)	0.77%

Portfolio Turnover Rate	21%	21%	78%(3)	24%	9%	36%

1	The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Annualized.
3	Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing transaction costs. The portfolio may purchase futures contracts to immediately

9

Vanguard Mid-Cap Index Portfolio

invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $7,671,000 of ordinary income and $29,672,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $142,567,000, consisting of unrealized gains of $160,409,000 on securities that had risen in value since their purchase and $17,842,000 in unrealized losses on securities that had fallen in value since their purchase.

10

Vanguard Mid-Cap Index Portfolio

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)

S&P MidCap 400 Index	3	1,115	(14)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.     During the year ended December 31, 2005, the portfolio purchased $203,482,000 of investment securities and sold $119,816,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at December 31, 2005, was $6,333,000, for which the portfolio received cash collateral of $6,556,000.

F.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	7,634	6,930

Issued in Lieu of Cash Distributions	346	262

Redeemed	(3,314)	(3,891)

Net Increase (Decrease) in Shares Outstanding	4,666	3,301

11

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2005	12/31/2005	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,096.18	$1.27

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Growth Portfolio

In 2005, stocks in the Russell 1000 Growth Index underperformed their value counterparts for the sixth consecutive year. Against this headwind, the advisors steered the Growth Portfolio to an impressive result. The 11.5% return of the portfolio was more than double the return of the benchmark index and nearly double the return of the average large-capitalization growth fund.

The results for your portfolio and its comparative standards over the past 12 months and 10 years appear in the table below. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Health care and tech sectors led the way during 2005

Much of the portfolio’s success in 2005 was due to skillful stock selection by the advisors, Alliance Capital Management and William Blair & Company. This was especially true for the portfolio’s two largest sectors, information technology and health care, which accounted for more than 80% of the portfolio’s return. In technology, headline-grabbing Google and Apple Computer generated a second straight year of excellent returns, and a number of semiconductor stocks rode a second-half rally to produce solid results. The portfolio’s health care portion benefited from strong gains in biotechnology, health insurance, and medical equipment stocks.

Other portfolio sectors that performed admirably in 2005 included financials and energy, while the consumer staples sector registered an unremarkable return. The portfolio’s consumer discretionary stocks, which struggled to regain ground they lost early in the year when two of the largest holdings suffered double-digit declines, had a disappointing result. For more details on the portfolio’s performance and individual securities, please see the “Advisors’ Report” that follows.

Building a record of solid returns since the bear market

The Growth Portfolio returned an annualized 3.9% over the last ten years. This is a disappointing result on its face, but one that masks six years of positive double-digit returns during that period. If you count the peaks, however, you must also count the valleys, and the bear market of 2000–2002 hit the Growth Portfolio especially hard. During that three-year span, the portfolio lost at least 20% per year.

Since the end of 2002, the portfolio has made a nice recovery. Its more than 14% average annual return since then has outpaced that of its benchmark, reflecting an infusion of talent and ideas from the portfolio’s advisors (Alliance started managing the portfolio in 2001, and William Blair & Company came on board in 2004). The portfolio also benefits from low costs, which allow a greater portion of the returns to be passed along to you. For more information about the portfolio’s costs versus those of the average competing fund, see the page titled “About Your Portfolio’s Expenses.”

Total Returns

		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

Growth Portfolio	11.5%	3.9%	$14,600

Russell 1000 Growth Index	5.3	6.7	19,179

Average Large-Cap Growth Fund[1]	6.2	7.0	19,582

Dow Jones Wilshire 5000 Index	6.3	9.2	24,019

Expense Ratios:[2] Your portfolio compared with its peer group
	Portfolio	Average Large-Cap Growth Fund

Growth Portfolio	0.36%	1.51%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Growth Portfolio

Advisors’ Report

During 2005, the Growth Portfolio returned 11.5%. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the following page. Each advisor has also prepared a discussion of the investment environment that existed during 2005 and the effect that this environment had on the portfolio’s positioning.

Alliance Capital Management L.P.

Portfolio Manager:
Alan Levi, Senior Vice President

The past year was characterized by significant equity market volatility amid a generally favorable fundamental environment in terms of economic expansion and corporate profits. Despite the persistent increases in energy prices and the Federal Reserve Board’s shift toward a less accommodative monetary policy, economic growth ranged between 3.5% and 4.5%, led by an increase in business capital investment. Inflation, while rising, remained moderate at 2.5%–3.0%. Corporate profit growth was robust and, in many instances, better than anticipated, with generally strong corporate cash flows. This led to balance-sheet deleveraging and significant share repurchases and/or dividend actions by many companies.

We have, for some time, anticipated a transition toward a slower, more sustainable pace of overall economic growth, based upon the maturing business cycle and the delayed effect of monetary-policy shifts. Economic liquidity measures did, in fact, decelerate over the past year, reinforcing this outlook. Although the overall prospects for the U.S. economy appear positive, we anticipate a transition in economic activity toward decelerating personal consumption and comparatively strong capital spending. Historically, such transitions have frequently been accompanied by heightened investor discrimination based upon perceived longer-term sustainability of earnings growth.

Accordingly, we have sought to orient our portion of the portfolio toward successful, well-managed companies that possess sustainable competitive advantages and promise superior prospective growth. Reflecting this, over the past five years the average revenues per share of portfolio holdings grew at a compounded annual rate of 16%, which compares favorably with the 9% average growth rate for stocks in the Russell 1000 Growth Index. Similarly, the annual rate of growth in five-year historical earnings per share was 27% for portfolio holdings, compared with a 15% average growth rate for stocks in the Russell 1000 Growth Index.

The past five years saw an extraordinary compression in the valuations accorded many leading, and historically consistent, growth companies. In a number of cases, this compression was irrespective of sustained strong earnings growth and fundamental success. Given these companies’ current historically modest valuations, we anticipate that relative earnings growth—and the perceived sustainability thereof—will likely reassert itself as an increasingly important determinant of stock performance over the next several years.

William Blair & Company, LLC

Portfolio Manager:
John F. Jostrand, CFA, Principal

In 2005, our large-capitalization growth strategy faced two significant headwinds: the considerable outperformance of the smaller-capitalization stocks in the benchmark and the relative underperformance of higher-quality stocks. In the Russell 1000 Growth Index, the smallest stocks (those with market caps under $12 billion) contributed more than half of the index’s return for the year. By policy, we do not invest in stocks with market caps below roughly $5 billion, and by practice, we hesitate to invest in many below $8 billion for liquidity reasons. As a result, our portion of the portfolio underperformed the benchmark in the $2–$12 billion market-cap range. That said, we were able to find some compelling quality growth stocks at the high end of the large-cap range; in particular, UnitedHealth Group, Amgen, and Goldman Sachs Group. These stocks provided significant relative outperformance against companies in the benchmark with market capitalizations above $50 billion.

Higher-quality stocks continued to give ground to lower-quality stocks during the year, a trend that began three years ago with the earnings acceleration at the beginning of the economic recovery. In 2005, using return on equity (ROE) as a proxy for quality, we found that the stocks in the Russell 1000 Index with the highest ROEs returned an average of 3%, while the stocks with the lowest ROEs returned roughly 11%. Our philosophy leads us to invest in higher-quality companies, which tend to outperform over the long-term. While the performance of our highest-quality stocks was more than double that of those in the index, our lack of significant investments in lower-quality issues was a relative drag on the portfolio.

With respect to specific sectors and stocks, health care stocks offered the strongest benefit to the portfolio’s performance during the year. UnitedHealth, Amgen, and Alcon were among the top-performing stocks in the portfolio. Our underweighted position in large-cap pharmaceuticals (due to concerns about their pricing, pipeline issues, and significant legal and regulatory problems) also benefited the portfolio’s overall return.

Financial stocks did well in both the portfolio and the benchmark; our investments in Goldman Sachs and SLM performed particularly well.

Dell was the largest detractor from the portfolio’s return, both on an absolute and a relative basis. Despite meeting earnings estimates during the year, the stock experienced a significant compression

2

Vanguard Growth Portfolio

of its price/earnings (P/E) multiple. We continue to think the outlook for the company’s earnings growth remains solid.

Harley-Davidson and Avon Products both reported disappointments during the year. Harley reported a significantly dampened outlook for growth. Avon announced that China unexpectedly closed the door on direct marketing indefinitely. In the absence of primary growth drivers, we exited these positions.

Looking ahead, we continue to find the best opportunities for quality growth investments in the information technology and health care sectors. Although we did not hold many financials stocks in 2005 due to a lack of compelling growth opportunities, we are now finding a few new investments in this area. Given that P/E ratios are at relatively low levels, we are finding compelling growth stories at good valuations in the large-cap area. We believe that the moderating growth environment that analysts anticipate for 2006 will tend to favor higher-quality growth stocks.

Vanguard Growth Portfolio Investment Advisors
Investment Advisors	Portfolio Assets Managed (%)	Investment Strategy

Alliance Capital Management L.P.	66	Uses a fundamentally based, research-driven approach
		to large-cap growth investing; seeks a diversified
		investment portfolio of successful, well-managed
		companies with sustainable competitive advantages,
		superior prospective growth, and relative valuations
		that are not fully discounted.

William Blair & Company, LLC	30	Uses a fundamental investment approach in pursuit of
		superior long-term investment results from growth-
		oriented companies with leadership positions and
		strong market presence.

Cash Investments[1]	4	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

3

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics

	Portfolio	Comparative Index[1]	Broad Index[2]
Number of Stocks	73	639	4,999
Median Market Cap	$51.6B	$45.3B	$26.4B
Price/Earnings Ratio	24.8x	22.4x	20.5x
Price/Book Ratio	4.2x	4.3x	2.8x
Yield	0.2%	1.1%	1.7%
Return on Equity	18.4%	20.2%	17.3%
Earnings Growth Rate	23.2%	15.7%	9.5%
Foreign Holdings	9.0%	0.0%	2.4%
Turnover Rate	43%	—	—
Expense Ratio	0.36%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures

	Portfolio	Comparative Index[1]	Portfolio	Broad Index[2]

R-Squared	0.91	1.00	0.82	1.00

Beta	1.06	1.00	1.00	1.00

Sector Diversification (% of portfolio)

	Portfolio	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	12%	14%	12%

Consumer Staples	3	12	9

Energy	4	4	9

Financials	15	6	22

Health Care	24	20	13

Industrials	6	14	11

Information Technology	33	26	15

Materials	1	2	3

Telecommunication Services	0	1	3

Utilities	0	1	3

Short-Term Reserves	2%	—	—

Ten Largest Holdings3 (% of total net assets)

Yahoo! Inc.	media	3.5%

UnitedHealth Group Inc.	health care	3.4

QUALCOMM Inc.	electronics	3.2

Legg Mason Inc.	financial services	3.1

Google Inc.	media	3.0

The Goldman
Sachs Group, Inc.	financial services	2.8

WellPoint Inc.	health care	2.8

Danaher Corp.	industrial
	manufacturing	2.6

Marvell Technology
Group Ltd.	electronics	2.5

Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	2.5

Top Ten		29.4%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 Russell 1000 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Growth Portfolio	11.49%	-8.00%	3.86%	$14,600

Dow Jones Wilshire 5000 Index	6.32	2.12	9.16	24,019

Russell 1000 Growth Index	5.26	-3.58	6.73	19,179

Average Large-Cap Growth Fund1	6.20	-4.49	6.95	19,582

Fiscal-Year Total Returns (%): December 31, 1995-December 31, 2005

1 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (94.8%)1
Consumer Discretionary (11.6%)
*eBay Inc.	208,000	8,996
Lowe's Cos., Inc.	114,812	7,653
Centex Corp.	76,500	5,469
Lennar Corp. Class A	67,300	4,107
*Kohl's Corp.	77,549	3,769
NIKE, Inc. Class B	38,355	3,329
*Bed Bath & Beyond, Inc.	78,620	2,842
*Apollo Group, Inc. Class A	29,885	1,807
Johnson Controls, Inc.	24,100	1,757
Pulte Homes, Inc.	39,600	1,559
Home Depot, Inc.	30,800	1,247
D. R. Horton, Inc.	32,633	1,166
Staples, Inc.	50,650	1,150
		44,851
Consumer Staples (2.5%)
The Procter & Gamble Co.	53,200	3,079
PepsiCo, Inc.	51,430	3,038
Walgreen Co.	45,956	2,034
Whole Foods Market, Inc.	17,200	1,331
		9,482
Energy (3.8%)
Schlumberger Ltd.	96,540	9,379
Baker Hughes, Inc.	38,600	2,346
Suncor Energy, Inc.	34,785	2,196
*Nabors Industries, Inc.	10,400	788
		14,709
Financials (14.3%)
Legg Mason Inc.	100,950	12,083
The Goldman Sachs Group, Inc.	85,515	10,921
American International
Group, Inc.	122,300	8,345
Citigroup, Inc.	169,400	8,221
Charles Schwab Corp.	243,780	3,576
Merrill Lynch & Co., Inc.	47,972	3,249
SLM Corp.	52,720	2,904
JPMorgan Chase & Co.	68,500	2,719
State Street Corp.	33,200	1,841
Capital One Financial Corp.	13,715	1,185
		55,044
Health Care (23.1%)
UnitedHealth Group Inc.	213,235	13,250
*WellPoint Inc.	133,630	10,662
Teva Pharmaceutical Industries Ltd. Sponsored ADR	221,100	9,509
*Amgen, Inc.	95,400	7,523
*St. Jude Medical, Inc.	140,100	7,033
*Alcon, Inc.	53,000	6,869
Medtronic, Inc.	116,865	6,728
*Genentech, Inc.	68,600	6,345
*Caremark Rx, Inc.	115,400	5,977
Sanofi-Aventis ADR	78,195	3,433
*Gilead Sciences, Inc.	60,200	3,168
*Zimmer Holdings, Inc.	36,900	2,489
Allergan, Inc.	21,190	2,288
Schering-Plough Corp.	103,405	2,156
*MedImmune Inc.	43,560	1,525
		88,955
Industrials (6.0%)
Danaher Corp.	179,091	9,990
General Electric Co.	196,300	6,880
United Technologies Corp.	47,300	2,645
3M Co.	29,130	2,258
The Boeing Co.	18,600	1,306
		23,079
Information Technology (32.3%)
Communications Equipment (6.6%)
QUALCOMM Inc.	282,465	12,169
*Juniper Networks, Inc.	368,100	8,209
*Corning, Inc.	258,325	5,079

Computers & Peripherals (5.7%)
*Apple Computer, Inc.	126,600	9,101
*EMC Corp.	519,310	7,073
*Dell Inc.	154,750	4,641
Network Appliance, Inc.	49,055	1,324

Internet Software & Services (6.5%)
*Yahoo! Inc.	342,015	13,400
*Google Inc.	28,000	11,616

IT Services (3.2%)
Infosys Technologies Ltd. ADR	51,710	4,181
First Data Corp.	69,015	2,968
Paychex, Inc.	77,825	2,967
Accenture Ltd.	71,600	2,067

Semiconductors & Semiconductor Equipment (7.6%)
*Marvell Technology Group Ltd.	174,300	9,776
*Broadcom Corp.	164,300	7,747
* Advanced Micro Devices, Inc.	165,200	5,055
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	402,949	3,993
Linear Technology Corp.	74,365	2,682

Software (2.7%)
SAP AG ADR	102,370	4,614
Adobe Systems, Inc.	79,320	2,932
Microsoft Corp.	110,138	2,880
		124,474
Materials (1.1%)
Praxair, Inc.	78,185	4,141

Exchange-Traded Fund (0.1%)
[2] Vanguard Growth VIPERs	8,500	455

Total Common Stocks (Cost $292,096)		365,190
Temporary Cash Investments (5.4%)[1]
Money Market Fund (5.0%)
[3] Vanguard Market Liquidity Fund, 4.274%	19,354,905	19,355

	Face Amount ($000)

U.S. Agency Obligation (0.4%)

[4] Federal National Mortgage Assn
[5] 4.025%, 1/11/06	1,500	1,499

Total Temporary Cash Investments (Cost $20,853)		20,854

Total Investments (100.2%) (Cost $312,949)		386,044

Other Assets and Liabilities (-0.2%)

Other Assets—Note C		734

Liabilities		(1,381)

	(647)

Net Assets (100%)

Applicable to 29,770,772 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		385,397

Net Asset Value Per Share		$12.95

6

Vanguard Growth Portfolio

At December 31, 2005, net assets consisted of:6

	Amount ($000)	Per Share

Paid-in Capital	770,008	$25.86

Undistributed Net
Investment Income	515.02

Accumulated Net
Realized Losses	(457,976)	(15.38)

Unrealized Appreciation (Depreciation)
Investment Securities	73,095	2.46

Futures Contracts	(245)	(.01)

Net Assets	385,397	$12.95

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.0% and 2.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $1,499,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

7

Vanguard Growth Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)
Investment Income
Income
Dividends[1]	2,042
Interest[1]	524
Security Lending	5
Total Income	2,571
Expenses
Investment Advisory Fees-Note B
Basic Fee	412
Performance Adjustment	(18)
The Vanguard Group-Note C
Management and Administrative	765
Marketing and Distribution	46
Custodian Fees	8
Auditing Fees	18
Shareholders' Reports	22
Trustees' Fees and Expenses	1
Total Expenses	1,254
Expenses Paid Indirectly-Note D	(61)
Net Expenses	1,193
Net Investment Income	1,378
Realized Net Gain (Loss)
Investment Securities Sold	4,958
Futures Contracts	665
Realized Net Gain (Loss)	5,623
Change in Unrealized Appreciation (Depreciation)
Investment Securities	30,885
Futures Contracts	(237)
Change in Unrealized Appreciation (Depreciation)	30,648
Net Increase (Decrease) in Net Assets Resulting from Operations	37,649

Statement of Changes in Net Assets

Year Ended December 31,
2005 ($000)	2004 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	1,378	1,570
Realized Net Gain (Loss)	5,623	(28,826)
Change in Unrealized Appreciation (Depreciation)	30,648	52,051
Net Increase (Decrease) in Net Assets Resulting from Operations	37,649	24,795
Distributions
Net Investment Income	(1,560)	(1,676)
Realized Capital Gain	—	—
Total Distributions	(1,560)	(1,676)
Capital Share Transactions-Note G
Issued	39,047	24,280
Issued in Lieu of Cash Distributions	1,560	1,676
Redeemed	(57,906)	(66,382)
Net Increase (Decrease) from Capital Share Transactions	(17,299)	(40,426)
Total Increase (Decrease)	18,790	(17,307)
Net Assets
Beginning of Period	366,607	383,914
End of Period[2]	385,397	366,607

1 Dividend income and interest income from affiliated companies of the portfolio were $4,000 and $461,000, respectively.
2 Including undistributed net investment income of $515,000 and $697,000.

8

Vanguard Growth Portfolio

Financial Highlights

Year Ended December 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	Oct. 1 to Dec. 31, 2001[1]	Year Ended Sept. 30, 2001
Net Asset Value, Beginning of Period	$11.67	$10.93	$8.70	$14.37	$12.01	$35.14
Investment Operations
Net Investment Income	.050	.0512	.039	.05	.01	.04
Net Realized and Unrealized
Gain (Loss) on Investments	1.282	.738	2.227	(4.97)	2.35	(16.73)
Total from Investment Operations	1.332	.789	2.266	(4.92)	2.36	(16.69)
Distributions
Dividends from Net Investment Income	(.052)	(.049)	(.036)	(.05)	—	(.09)
Distributions from Realized Capital Gains	—	—	—	(.70)	—	(6.35)
Total Distributions	(.052)	(.049)	(.036)	(.75)	—	(6.44)
Net Asset Value, End of Period	$12.95	$11.67	$10.93	$8.70	$14.37	$12.01
Total Return	11.49%	7.25%	26.13%	-35.89%	19.65%	-57.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$385	$367	$384	$314	$594	$501
Ratio of Total Expenses to Average Net Assets[3]	0.36%	0.36%	0.39%	0.41%	0.39%[4]	0.33%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.43%[2]	0.45%	0.37%	0.28%[4]	0.18%
Portfolio Turnover Rate	43%	100%	47%	49%	12%	136%
1	The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.04%), (0.01%), 0.00%, and 0.00%.
4	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that portfolio’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

9

Vanguard Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Alliance Capital Management L.P. and William Blair & Company L.L.C. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $18,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2005, these arrangements reduced the portfolio’s expenses by $61,000 (an annual rate of 0.02% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $1,398,000 of ordinary income available for distribution. The portfolio had available realized losses of $458,151,000 to offset future net capital gains of $199,475,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, and $27,668,000 through December 31, 2012.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $73,095,000, consisting of unrealized gains of $79,492,000 on securities that had risen in value since their purchase and $6,397,000 in unrealized losses on securities that had fallen in value since their purchase.

10

Vanguard Growth Portfolio

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

E-mini NASDAQ Index	125	4,148	(146)

S&P 500 Index	26	8,156	(99)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended December 31, 2005, the portfolio purchased $143,733,000 of investment securities and sold $167,330,000 of investment securities other than temporary cash investments.

G.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	3,221	2,192

Issued in Lieu of Cash Distributions	142	154

Redeemed	(5,008)	(6,050)

Net Increase (Decrease) in Shares Outstanding	(1,645)	(3,704)

11

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

1 Inception.

12

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
Growth Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,121.21	$2.03

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Capital Growth Portfolio

In a year when the stock market struggled to maintain positive ground, the Capital Growth Portfolio registered an impressive second-half performance to finish 2005 on a high note. The advisor guided your portfolio to a 7.7% result, which outpaced the return of its benchmark index, but trailed the average return of its mutual fund peers.

The table below shows the returns of your portfolio and its comparative standards over the past year and since the portfolio’s inception in December 2002. Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Holdings in three sectors outperformed

The portfolio’s advisor, PRIMECAP Management Company, concentrates on stocks of companies with strong positions within their industries and good prospects for long-term earnings growth. In 2005, PRIMECAP’s strong stock selection in three key areas accounted for the bulk of your portfolio’s return, with holdings in the energy, technology, and industrials sectors producing returns that were impressive on both an absolute and a relative basis.

The largest detractors from the portfolio’s 2005 performance were stocks in the consumer discretionary and health care areas. In consumer discretionary, several media stocks recorded double-digit declines. In health care, sizable gains by many of the stocks were not enough to offset steep setbacks in a few concentrated holdings. Returns for the portfolio’s other sectors were either modestly negative or modestly positive. For more details on performance and individual securities, please see the Advisor’s Report that follows.

A strong foundation for the future

Now entering its fourth year, the Capital Growth Portfolio is establishing a solid foundation. From its inception through December 31, 2005, the portfolio averaged a stellar 17.3% return per year, outperforming its benchmark and the average multi-cap growth mutual fund. But it is important to note that the launch of this portfolio roughly coincided with the end of one of the steepest bear markets in history. While the portfolio has flourished during the market’s recovery, the course ahead may not always be as smooth. Tailwinds can turn into headwinds, and until the portfolio has weathered a few market cycles, it’s best not to make too much of its performance to date.

The portfolio is still in its infancy by Vanguard’s standards (our Wellington™ Fund is more than 76 years old), but it draws on the many decades of experience of the team at PRIMECAP Management Company. The advisor has steered other Vanguard funds through a variety of market environments and has established an admirable performance record in the process. We believe that the advisor’s knowledge and strategy, coupled with Vanguard’s low costs, will continue to give the portfolio a competitive advantage. Additional information about the portfolio’s operating costs versus its peer group can be found on the page titled “About Your Portfolio’s Expenses.”

Total Returns		December 3, 2002,[1] Through December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

Capital Growth Portfolio	7.7%	17.3%	$16,322

S&P 500 Index	4.9	12.4	14,328

Average Multi-Cap Growth Fund[2]	8.8	14.8	15,309

Expense Ratios:3
Your portfolio compared with its peer group

	Portfolio	Average Multi-Cap Growth Fund

Capital Growth Portfolio	0.42%	1.68%

1	Portfolio’s inception.
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

During 2005, the Capital Growth Portfolio returned 7.7%, compared with 4.9% for the Standard & Poor’s 500 Index. The portfolio’s strong performance relative to the benchmark reflected superior stock selection, particularly in the information technology and industrials sectors.

Investment environment

During the past year, several key themes emerged. First, the potential impact of rising short-term interest rates and high energy costs, both of which are putting pressure on the free-spending consumer—one of the twin engines of the economy’s expansion during the past decade.

The other primary economic engine, the financial services sector, has also felt the squeeze. A sharp rise in short-term rates, and the consequent flattening of the yield curve, has made it more difficult for financial institutions to earn high returns by investing short-term deposits and borrowings in longer-term investments such as Treasuries and mortgage-backed securities.

A second theme was the compression in market valuations. In our view, many growth stocks are now undervalued, and many value stocks are overvalued. The difference between stocks with the highest price/earnings (P/E) ratios and those with the lowest is near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis.

The portfolio’s performance

Although its absolute return was unremarkable, the Capital Growth Portfolio turned in a strong showing relative to the S&P 500 Index. Superior stock selection more than offset the disadvantages of underweighting some of the market’s stronger sectors and overweighting some of its weaker ones. (It’s worth noting that we build the portfolio on a stock-by-stock basis. Sector allocations are simply a byproduct of our approach.)

In the information technology sector—the portfolio’s largest commitment—we benefited from the strong performance of Texas Instruments and Google. Texas Instruments continued to capitalize on strong demand and its leadership position in digital signal processing and digital light projection technologies. Google profited from its superior competitive positioning in the rapidly expanding market for paid search on the Internet.

In industrials, AMR Corporation, parent company of American Airlines, benefited from improving travel demand and a substantially reduced cost structure, which enabled it to withstand a significant headwind from escalating fuel costs. In energy, the portfolio held some of the best performers in the exceptionally strong sector. ConocoPhillips returned 36.9% in 2005, as the integrated energy company’s exploration and production segment profited from the rising price of crude oil; its refining operations enjoyed high profit margins as consumer demand put pressure on the industry’s limited capacity, particularly after the Gulf Coast hurricanes.

With one exception, our missteps can be considered errors of omission. For example, the portfolio had virtually no exposure to utilities and a modest weighting in financials—two of the market’s three best-performing sectors. Our most notable error of commission was Biogen Idec, which lost nearly 50% of its value after it was forced to withdraw a multiple sclerosis therapy from the market.

The investment outlook

As reflected in the portfolio’s current positioning, we see significant opportunities in technology and health care companies, particularly semiconductor and pharmaceuticals companies. We’re also optimistic about industrial companies, which have straightened out their finances and stand ready to capitalize on corporate America’s long-deferred investments in plants and equipment.

In technology, semiconductor stock valuations suggest that the industry has matured. We disagree. The electronics industry as a percentage of gross domestic product (GDP) has increased at a steady rate for nearly 50 years, and the semiconductor companies’ share of electronics revenues has increased for decades. We expect these trends to continue, driven by the growth of the digital consumer and the build-out of third-generation wireless infrastructure.

In health care, the average P/E ratio of pharmaceuticals companies relative to the S&P 500 has been this low only once in the past 40 years. Is the industry’s 40-year run of superior growth coming to an end? We consider it unlikely. Breakthroughs from the sequencing of the human genome and a more fundamental understanding of disease are showing up in clinical trials today, representing a whole new class of pharmaceuticals. In the meantime, recent legal rulings have bolstered the companies’ ability to defend their current patents. We also expect the industry’s pricing power to remain strong. Despite seemingly high prices, pharmaceuticals still represent good value in terms of quality of life, years of life saved, and reduced expense to the health care system versus hospitalization.

Howard B. Schow, Portfolio Manager
Theo A. Kolokotrones, Portfolio Manager
Joel P. Fried, Portfolio Manager
Mitchell J. Milias, Portfolio Manager
Alfred W. Mordecai, Portfolio Manager
PRIMECAP Management Company
January 19, 2006

2

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics	Portfolio	Comparative Index[1]
Number of Stocks	109	500
Median Market Cap	$29.9B	$53.3B
Price/Earnings Ratio	22.8x	17.3x
Price/Book Ratio	3.0x	2.8x
Yield	0.4%	1.9%
Return on Equity	14.1%	18.5%
Earnings Growth Rate	9.4%	13.1%
Foreign Holdings	10.6%	0.0%
Turnover Rate	13%	—
Expense Ratio	0.42%	—
Short-Term Reserves	7%	—

Volatility Measures	Portfolio	Comparative Index[1]
R-Squared	0.86	1.00
Beta	1.10	1.00

Sector Diversification (% of portfolio)	Portfolio	Comparative Index[1]
Consumer Discretionary	10%	11%
Consumer Staples	1	10
Energy	7	9
Financials	6	21
Health Care	19	14
Industrials	14	11
Information Technology	27	15
Materials	8	3
Telecommunication Services	1	3
Utilities	0	3
Short-Term Reserves	7%	—

Ten Largest Holdings[2] (% of total net assets)
FedEx Corp.	transportation services	5.3%
Adobe Systems, Inc.	software	4.4
Novartis AG ADR	pharmaceuticals	2.9
Biogen Idec Inc.	biotechnology	2.9
Texas Instruments, Inc.	electronics	2.9
Eli Lilly & Co.	pharmaceuticals	2.6
ConocoPhillips Co.	energy and utilities	2.3
Microsoft Corp.	software	2.2
Pfizer Inc.	pharmaceuticals	2.1
Potash Corp. of Saskatchewan, Inc.	chemicals	1.9
Top Ten		29.5%

Investment Focus

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	S&P 500 Index.
1	“Ten Largest Holdings”excludes any temporary cash investments and equity index products.

3

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 3, 2002–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005
	One	Since	Final Value of a $10,000
	Year	Inception[1]	Investment

Capital Growth Portfolio	7.68%	17.26%	$16,322

S&P 500 Index	4.91	12.40	14,328

Average Multi-Cap Growth Fund[2]	8.80	14.84	15,309

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2005

1	December 3, 2002.
2	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (93.5%)
Consumer Discretionary (10.3%)
* DIRECTV Group, Inc.	220,461	3,113
Sony Corp. ADR	56,200	2,293
TJX Cos., Inc.	80,950	1,880
Target Corp.	33,000	1,814
* eBay Inc.	39,600	1,713
News Corp., Class A	86,242	1,341
Eastman Kodak Co.	57,000	1,334
* Univision Communications Inc.	39,800	1,170
Time Warner, Inc.	59,000	1,029
The Walt Disney Co.	36,600	877
Lowe's Cos., Inc.	8,350	557
Carnival Corp.	10,000	535
Best Buy Co., Inc.	10,300	448
* Kohl's Corp.	8,800	428
* Comcast Corp. Class A	12,500	325
Mattel, Inc.	15,700	248
Abercrombie & Fitch Co.	3,400	222
Tiffany & Co.	3,800	146
ArvinMeritor, Inc.	8,650	124
Consumer Staples (1.4%)		19,597
Costco Wholesale Corp.	49,350	2,441
Avon Products, Inc.	8,000	228
Energy (7.5%)		2,669
ConocoPhillips Co.	75,300	4,381
Schlumberger Ltd.	25,850	2,511
Amerada Hess Corp.	13,050	1,655
Noble Energy, Inc.	40,700	1,640
Pogo Producing Co.	20,700	1,031
EnCana Corp.	21,600	975
* Transocean Inc.	10,200	711
GlobalSantaFe Corp.	11,700	563
EOG Resources, Inc.	7,300	536
Chevron Corp.	3,160	179
Financials (5.6%)		14,182
The Chubb Corp.	22,800	2,226
The Bank of New York Co., Inc.	63,550	2,024
American International Group, Inc.	21,400	1,460
Marsh & McLennan Cos., Inc.	44,700	1,420
* Berkshire Hathaway Inc. Class B	427	1,253
Fannie Mae	11,500	561
Transatlantic Holdings, Inc.	7,075	475
JPMorgan Chase & Co.	7,648	304
AFLAC Inc.	6,100	283
Capital One Financial Corp.	2,900	251
Wells Fargo & Co.	3,200	201
Freddie Mac	2,750	180
Health Care (19.1%)		10,638
Novartis AG ADR	105,550	5,539
* Biogen Idec Inc.	119,600	5,421
Eli Lilly & Co.	87,600	4,957
Pfizer Inc.	170,360	3,973
Guidant Corp.	49,600	3,212
Medtronic, Inc.	52,000	2,994
Roche Holdings AG	19,800	2,960
* Genzyme Corp.	31,450	2,226
Applera Corp.-Applied Biosystems Group	55,700	1,479
* Sepracor Inc.	23,250	1,200
* Millipore Corp.	17,450	1,152
GlaxoSmithKline PLC ADR	17,800	899
* Amgen, Inc.	3,700	292
Industrials (14.0%)		36,304
FedEx Corp.	96,000	9,925
Union Pacific Corp.	43,000	3,462
Caterpillar, Inc.	46,100	2,663
Southwest Airlines Co.	155,250	2,551
Robert Half International, Inc.	56,750	2,150
* AMR Corp.	56,300	1,252
Raytheon Co.	27,300	1,096
Fluor Corp.	9,700	749
Deere & Co.	10,250	698
Granite Construction Co.	18,200	654
* Alaska Air Group, Inc.	15,450	552
Pall Corp.	10,200	274
Donaldson Co., Inc.	8,000	254
United Parcel Service, Inc.	3,350	252
Information Technology (26.9%)		26,532
Communications Equipment (5.8%)
QUALCOMM Inc.	73,400	3,162
* Corning, Inc.	113,950	2,240
Motorola, Inc.	86,450	1,953
* Nortel Networks Corp.	467,300	1,430
LM Ericsson Telephone Co. ADR Class B	28,400	977
Plantronics, Inc.	29,250	828
* Tellabs, Inc.	32,700	356

Computers & Peripherals (1.2%)
Hewlett-Packard Co.	79,950	2,289

Electronic Equipment & Instruments (1.9%)
* Google Inc.	4,200	1,742
Tektronix, Inc.	43,050	1,214
Symbol Technologies, Inc.	30,150	387
* Coherent, Inc.	8,950	266

IT Services (0.7%)
Accenture Ltd.	27,350	790
Paychex, Inc.	12,400	473

Semiconductors & Semiconductor Equipment (6.9%)
Texas Instruments, Inc.	167,600	5,375
* Micron Technology, Inc.	238,500	3,174
Intel Corp.	109,100	2,723
Applied Materials, Inc.	47,500	852
* Rambus Inc.	20,000	324
* Freescale Semiconductor, Inc. Class B	12,118	305
* ASML Holding (New York)	9,800	197
* Entegris Inc.	13,344	126

Software (10.4%)
Adobe Systems, Inc.	224,000	8,279
Microsoft Corp.	159,700	4,176
* Oracle Corp.	239,600	2,926
* Intuit, Inc.	36,800	1,961
* Citrix Systems, Inc.	64,600	1,859
* Symantec Corp.	42,600	746
Materials (8.0%)		51,130
Potash Corp. of Saskatchewan, Inc.	44,100	3,538
Weyerhaeuser Co.	35,050	2,325
Dow Chemical Co.	51,700	2,265
Monsanto Co.	21,400	1,659
Inco Ltd.	32,500	1,416
Praxair, Inc.	25,300	1,340
Alcoa Inc.	32,400	958

5

Vanguard Capital Growth Portfolio

	Shares	Market Value• ($000)
Temple-Inland Inc.	20,800	933
Engelhard Corp.	14,750	445
MacDermid, Inc.	9,150	255
Telecommunication Services (0.8%)		15,134
Sprint Nextel Corp.	63,250	1,478
Total Common Stocks (Cost $144,437)		177,664
Temporary Cash Investment (6.5%)
[1] Vanguard Market Liquidity Fund, 4.274% (Cost $12,362)	12,361,915	12,362
Total Investments (100%) (Cost $156,799)		190,026
Other Assets and Liabilities (0.0%)
Other Assets—Note C		461
Liabilities		(437)
		24
Net Assets (100%)
Applicable to 11,874,226 outstanding $.001 par value shares of beneficial interest(unlimited authorization)		190,050
Net Asset Value Per Share		$16.01

At December 31, 2005, net assets consisted of:2

	Shares	Market Value• ($000)
Paid-in Capital	147,275	$12.41
Undistributed Net Investment Income	1,233.10
Accumulated Net Realized Gains	8,315.70
Unrealized Appreciation	33,227	2.80
Net Assets	190,050	$16.01

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR — American Depositary Receipt.

6

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)
Investment Income
Income
Dividends	1,608
Interest[1]	393
Security Lending	24
Total Income	2,025
Expenses
Investment Advisory Fees—Note B	263
The Vanguard Group—Note C
Management and Administrative	403
Marketing and Distribution	33
Custodian Fees	4
Auditing Fees	17
Shareholders' Reports	9
Total Expenses	729
Net Investment Income	1,296
Realized Net Gain (Loss) on Investment Securities Sold	8,331
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,917
Net Increase (Decrease) in Net Assets Resulting from Operations	13,544

Statement of Changes in Net Assets	Year Ended December 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	1,296	1,032

Realized Net Gain (Loss)	8,331	1,187

Change in Unrealized Appreciation (Depreciation)	3,917	18,800

Net Increase (Decrease) in Net Assets Resulting from Operations	13,544	21,019

Distributions

Net Investment Income	(1,077)	(176)

Realized Capital Gain[2]	(1,192)	(384)

Total Distributions	(2,269)	(560)

Capital Share Transactions—Note F

Issued	42,167	90,921

Issued in Lieu of Cash Distributions	2,269	560

Redeemed	(32,589)	(28,481)

Net Increase (Decrease) from Capital Share Transactions	11,847	63,000

Total Increase (Decrease)	23,122	83,459

Net Assets

Beginning of Period	166,928	83,469

End of Period[3]	$190,050	$166,928

1	Interest income from an affiliated company of the portfolio was $393,000.
2	Includes fiscal 2005 and 2004 short-term gain distributions of $498,000 and $360,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income of $1,233,000 and $1,014,000.

7

Vanguard Capital Growth Portfolio

Financial Highlights

	Year Ended December 31,			Dec. 3[1] to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$15.07	$12.88	$9.39	$10.00

Investment Operations

Net Investment Income	.103	.094[2]	.051[3]	.01

Net Realized and Unrealized Gain (Loss) on Investments	1.033	2.166	3.444	(.62)

Total from Investment Operations	1.136	2.260	3.495	(.61)

Distributions

Dividends from Net Investment Income	(.093)	(.022)	(.005)	—

Distributions from Realized Capital Gains	(.103)	(.048)	—	—

Total Distributions	(.196)	(.070)	(.005)	—

Net Asset Value, End of Period	$16.01	$15.07	$12.88	$9.39

Total Return	7.68%	17.63%	37.24%	-6.10%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$190	$167	$83	$9

Ratio of Total Expenses to Average Net Assets	0.42%	0.42%	0.48%	0.47%[4]

Ratio of Net Investment Income to Average Net Assets	0.74%	0.84%[2]	0.45%	0.86%[4]

Portfolio Turnover Rate	13%	4%	7%	0%

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3	Calculated based on average shares outstanding.
4	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.    Security Valuation: Securities are valued as of the close of trading on the New York(generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

8

Vanguard Capital Growth Portfolio

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2005, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $1,692,000 of ordinary income and $7,992,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $33,227,000, consisting of unrealized gains of $36,826,000 on securities that had risen in value since their purchase and $3,599,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended December 31, 2005, the portfolio purchased $33,868,000 of investment securities and sold $21,580,000 of investment securities, other than temporary cash investments.

9

Vanguard Capital Growth Portfolio

F.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	2,840	6,657

Issued in Lieu of Cash Distributions	157	43

Redeemed	(2,196)	(2,105)

Net Increase (Decrease) in Shares Outstanding	801	4,595

10

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

11

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005

Capital Growth Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,115.68	$2.24

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard® Small Company Growth Portfolio

For the seventh consecutive year, small-capitalization stocks outperformed large-caps (as measured by the Russell 2500 and Russell 1000 Indexes, respectively). In the small-cap universe, growth stocks edged value stocks by a narrow margin in 2005. In this environment, the Small Company Growth Portfolio returned 6.3%, besting the return of the average small-cap growth fund. The portfolio kept pace with the broad market in the period, but trailed its benchmark index.

The table below shows the returns of your portfolio and its comparative standards over the past year. For perspective, we also present their annualized returns since the portfolio’s June 1996 inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care and energy had solid returns; technology remained cool

Among its larger sector weightings, the portfolio achieved market-beating returns in health care and consumer discretionary. In health care, a number of biopharmaceutical and biotherapeutic firms led the way; in consumer discretionary, it was retailers and apparel manufacturers. Among the portfolio’s smaller sector weightings, energy stocks packed a punch, as 2005 saw crude oil and natural gas prices reach historic levels. The energy sector represented only about 6% of the Small Company Growth Portfolio’s holdings as of December 31, 2005, but these stocks generated almost one-third of the portfolio’s total return for the year.

In a repeat of 2004, the portfolio’s technology stocks were the only holdings that, as a group, posted a negative return for the year. Unfortunately, tech was the portfolio’s largest sector weighting—representing about one-quarter of assets, on average—and therefore created a sizable drag on the portfolio’s overall performance. The portfolio gained little traction from its four smallest sector weightings, as utilities, materials, consumer staples, and telecommunication services contributed virtually nothing toward the portfolio’s total return. For details on performance and individual securities, please see the Advisors’ Report, which follows.

Disciplined advisors and low costs: a formula for long-term success

The Small Company Growth Portfolio is approaching its tenth anniversary this year, which provides occasion to reflect on the portfolio’s long-term performance. A hypothetical investment of $10,000 at the portfolio’s inception would have more than tripled to $30,884 by the end of 2005—reflecting a 12.5% average annual return over the life of the portfolio. This impressive rate outpaced the returns of the benchmark index, the broad U.S. stock market, and the average small-cap growth fund. The same $10,000 investment in the average peer fund would have produced $11,944 less over the nine-and-a-half year span.

Portfolio advisors Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. employ a somewhat more conservative approach to portfolio construction and stock selection than many of their peers. With a focus on companies that are poised for growth, and an eye toward those that appear undervalued, the advisors have avoided many of the more speculative issues that have caused other funds to stumble. This disciplined approach has enabled the portfolio to be well-positioned in a variety of investment environments, though it may underperform some small-cap “growth-at-any-cost” funds when more aggressive investment styles are in vogue.

The Small Company Growth Portfolio’s combination of skilled advisors, portfolio diversification, and low expenses has forged an impressive track record. And we believe it is a formula for continued success.

Total Returns		June 3, 1996,[1] Through December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

Small Company Growth Portfolio	6.3%	12.5%	$30,884

Russell 2500 Growth Index	8.2	5.9	17,269

Average Small-Cap Growth Fund[2]	5.7	6.9	18,940

Dow Jones Wilshire 5000 Index	6.3	8.4	21,659

Expense Ratios:3
Your portfolio compared with its peer group

		Average Small-Cap
	Portfolio	Growth Fund

Small Company Growth Portfolio	0.40%	1.71%

1	Portfolio’s inception.
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 6.3% for 2005. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how portfolio positioning reflects this assessment. (Please note that the advisors refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and President
Gary C. Hatton, CFA, Executive Vice President
Jane M. White, Executive Vice President
Robert F. Granahan, CFA, Vice President

Performance

Small-cap growth equities produced positive results for 2005, with second-half gains overcoming first-half declines. While small, the 12-month return was impressive, given the challenges of higher-than-expected energy costs, rising short-term interest rates, increased financial strains in industries like autos and airlines, and the destructive hurricane season. Strong corporate earnings (especially in smaller companies) helped to offset these negative factors.

Portfolio review

Roughly three-quarters of the companies in our portion of the portfolio reported earnings gains for their latest 12 months, and a slightly higher number reported earnings gains for their most recent quarter. Sales gains averaged above 15%, and earnings gains were higher than that, continuing a trend of rising profit margins in recent years. Sectors that experienced accelerating earnings growth included energy, materials, health care, and technology; those with decelerating earnings growth included the consumer sectors, financials, and producer durables.

The industry groups with the strongest performance relative to the benchmark were health care (21% of our portion of the portfolio), materials (4%), the consumer groups (25%), and transportation (3%). Our performance lagged in technology (22% of our portion), producer durables (5%), and energy (3%).

In health care, solid performance was helped by product developments in biotech firms such as Vertex (oral hepatitis C treatment) and BioCryst (flu-drug potential), as well as by takeovers of Abgenix (by Amgen; pending) and Transkaryotic (by Shire). These holdings are in our recently expanded “pioneer” category (companies in very early stages of sales and profits), which now represents 24% of our portion of the portfolio. The other two life-cycle categories represented in the portfolio assets we manage are “core growers” (41%) and “special situations” (31%).

The outperformance in the materials sector was based primarily on Watsco’s strong showing; this is a well-managed distributor of heating and air conditioning equipment, a product line now benefiting from replacement demand spurred by new energy-efficiency standards.

While our consumer holdings outpaced the benchmark, performance could have been better. Stocks with strong gains, such as Hibbett (sporting goods retailer) and ValueClick (services for online advertisers), were offset by poorer

Vanguard Small Company Growth Portfolio Investment Advisors

Investment Advisors	Assets Managed (%)	Investment Strategy

Granahan Investment	68	Bases its investment process on the beliefs that
Management, Inc.		earnings drive stock prices and that small, dynamic
		companies with exceptional growth prospects have
		the greatest long-term potential. A bottom-up,
		fundamental approach places companies in one
		of three life-cycle categories: core growth, pioneer,
		and special situation. In each, the process looks for
		companies with strong earnings growth and
		leadership in their markets.

Grantham, Mayo,	30	Employs a highly disciplined approach to buying and
Van Otterloo & Co. LLC		selling stocks ranked among the 3,000 largest in the
		U.S. market, minus the very largest 500. Stocks are
		compared with one another and evaluated monthly
		using three disciplines, each of which represents an
		individual subportfolio.

Cash Investments[1]	2	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Small Company Growth Portfolio

performers like Helen of Troy (personal care products) and West Marine (boating supplies retailer). Our transportation holdings generally performed well, including Aviall (aviation parts) and C.H. Robinson, a logistics services and trucking company that benefited from high fuel costs.

On the negative side, our technology holdings hurt overall performance. Among the largest detractors were Brocade (storage area network switches), Ariba (sourcing services and software), Cray (supercomputers), and Omnivision (image sensor semiconductors). We are retaining Brocade and Ariba, but have sold Cray and Omnivision. There were a few bright spots in technology, however, including Red Hat (Linux-based systems and services supplier) and Trident Microsystems (semiconductors for digital televisions and other consumer electronics products).

Our producer durables group underperformed because of weakness in Plantronics (headsets) and RAE Systems (chemical detectors for homeland security). We are maintaining our Plantronics holding and have sold RAE Systems.

We had strong stock selection in the energy sector, but suffered in comparison with the benchmark because of our underweighted position there.

Outlook

Profits and profit margins were generally strong in 2005. The case for another solid year in 2006 rests on the continuation of generally moderate inflation, further productivity gains, and reasonable global economic growth. Strong profits and the one-time benefit of foreign earnings repatriation have generated good cash for U.S. companies, which could encourage stronger capital spending this year. An uptick in capital spending could favor companies in the technology, producer durables, and materials sectors; it could also benefit energy infrastructure suppliers, among others.

In the consumer sectors, our goal is to maintain or increase investment in the following areas: online service suppliers, such as ValueClick, Marchex, iVillage, Stamps.com, WebSideStory, and CNET Networks; consulting companies, such as Advisory Board and CRA; staffing companies, such as MPS; and distributors, such as MSC Industrial.

In health care, many large pharmaceutical firms are searching for new products to spur growth. This has led to more partnering with smaller medical firms as well as acquisitions. Having noted two takeovers in our portfolio in 2005, we view this potential as favorable for strategically positioned small medical companies.

Grantham, Mayo, Van Otterloo& Co. LLC

Portfolio Manager:
Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

Investment environment

For the year ended December 31, 2005, small-cap growth stocks finished ahead of small-cap value stocks by a slim margin. The Russell 2500 Growth Index returned 8.2%, while the Russell 2500 Value Index was up 7.7% for the period.

Positive factors

Our sector positioning was beneficial for the period, especially an overweighted position in energy exploration, supply, and services stocks and an underweighted position in technology.

Our stock selection, which was also positive, made robust contributions in the health care, financials, energy, and producer durables groups. At GMO, we use three stock selection disciplines: price to intrinsic valuation, estimate-revision momentum, and price momentum. Among these, both price momentum and estimate-revision momentum (rate of change in consensus earnings estimates) contributed positively to the overall returns for our portion of the portfolio.

Negative factors

On a sector level, an overweighted position in consumer discretionary stocks was the largest detractor from our returns relative to the benchmark. Stock selection in the materials, utilities, and technology sectors was also weak for the period. In addition, choices made using our price-to-intrinsic valuation discipline slightly underperformed the benchmark.

Portfolio changes

At year-end, the stocks in our portion of the portfolio corresponded to our three investment disciplines as follows: 40% in price momentum, 40% in estimate-revision momentum, and 20% in price to intrinsic value (inexpensive growth stocks).

Over the last 12 months, we increased the proportion of our investments in the technology sector but remained underweighted there in comparison to the benchmark. We also went from overweightings to underweightings in both producer durables and transportation stocks. Also, the portfolio continued to increase its exposure to “other energy” stocks and remained overweighted in this group relative to the Russell 2500 Growth Index. As of December 31, the largest sector weightings in our portion of the portfolio were in consumer discretionary (25%), health care (17%), and technology (15%).

During 2005, we initiated positions in a broadly diversified group of small-cap growth stocks. Purchases included Martin Marietta Materials and Helmerich & Payne, both of which demonstrated strong rankings in our disciplines of price momentum and estimate-revision momentum. We also bought shares of Health Net on the basis of its high rankings in terms of price to intrinsic valuation and price momentum.

We sold off shares in Charles River Laboratories, on the basis of low rankings across all three investment disciplines, and in Brunswick, which demonstrated low price momentum and estimate-revision momentum for the period.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics	Portfolio	Comparative Index[1]	Broad Index[2]
Number of Stocks	557	1,682	4,999
Median Market Cap	$1.4B	$2.2B	$26.4B
Price/Earnings Ratio	28.5x	27.0x	20.5x
Price/Book Ratio	3.2x	3.6x	2.8x
Yield	0.1%	0.5%	1.7%
Return on Equity	10.4%	13.1%	17.3%
Earnings Growth Rate	19.2%	17.7%	9.5%
Foreign Holdings	1.7%	0.0%	2.4%
Turnover Rate	71%	—	—
Expense Ratio	0.40%	—	—
Short-Term Reserves	3%	—	—

Volatility Measures	Portfolio	Comparative Index[1]	Portfolio	Broad Index[2]
R-Squared	0.98	1.00	0.85	1.00
Beta	1.00	1.00	1.43	1.00

Sector Diversification (% of portfolio)	Portfolio	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	18%	18%	12%
Consumer Staples	2	2	9
Energy	6	9	9
Financials	7	10	22
Health Care	23	19	13
Industrials	13	15	11
Information Technology	26	22	15
Materials	1	3	3
Telecommunication Services	1	2	3
Utilities	0	0	3
Short-Term Reserves	3%	—	—

Ten Largest Holdings[3] (% of total net assets)
Cullen/Frost Bankers, Inc.	banking	1.2%
The Dun & Bradstreet Corp.	financial services	1.0
Cal Dive International, Inc.	energy and utilities	1.0
Watsco, Inc.	construction	1.0
Hibbett Sporting Goods, Inc.	retail	0.9
Tidewater Inc.	transportation services	0.9
Western Digital Corp.	computer hardware	0.9
Patterson-UTI Energy, Inc.	energy and utilities	0.8
Angiodynamics Inc.	health care	0.8
Donaldson Co., Inc.	environmental services and equipment	0.8
Top Ten		9.3%

Investment Focus

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	Russell 2500 Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings”excludes any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: June 3, 1996–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005
	One Year	Five Years	Since Inception[1]	Final Value of a $10,000 Investment

Small Company Growth Portfolio	6.26%	6.75%	12.50%	$30,884

Dow Jones Wilshire 5000 Index	6.32	2.12	8.40	21,659

Russell 2500 Growth Index	8.17	2.78	5.87	17,269

Average Small-Cap Growth Fund[2]	5.66	1.14	6.90	18,940

Fiscal-Year Total Returns (%): June 3, 1996–December 31, 2005

1	June 3, 1996.
2	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (95.1%)[1]
Consumer Discretionary (18.1%)
Auto Components (0.2%)
* Keystone Automotive Industries, Inc.	29,500	929
* The Goodyear Tire & Rubber Co.	29,800	518
* Impco Technologies Inc.	42,000	215

Automobiles (0.1%)
Thor Industries, Inc.	8,400	337
Winnebago Industries, Inc.	6,300	210

Distributors (0.1%)
Building Materials Holding Corp.	7,900	539

Diversified Consumer Services (1.0%)
* Bright Horizons FamilySolutions, Inc.	68,400	2,534
Regis Corp.	60,800	2,345
* ITT Educational Services, Inc.	15,500	916
* Career Education Corp.	24,400	823
* Education Management Corp.	9,600	322
^Pre-Paid Legal Services, Inc.	7,200	275
Matthews International Corp.	7,100	259
* The Princeton Review, Inc.	9,000	46

Hotels, Restaurants & Leisure (2.7%)
* Cosi, Inc.	339,500	2,818
* Red Robin Gourmet Burgers	46,500	2,370
Intrawest Corp.	79,200	2,293
Darden Restaurants Inc.	34,800	1,353
* Panera Bread Co.	17,700	1,163
CBRL Group, Inc.	29,800	1,047
* Sonic Corp.	28,200	832
Brinker International, Inc.	20,300	785
* The Cheesecake Factory Inc.	20,900	781
* Life Time Fitness, Inc.	19,000	724
Station Casinos, Inc.	10,100	685
Outback Steakhouse, Inc.	16,200	674
* P.F. Chang's China Bistro, Inc.	13,000	645
* BJ's Restaurants Inc.	26,000	594
* Papa John's International, Inc.	9,900	587
Applebee's International, Inc.	20,700	468
* California Pizza Kitchen, Inc.	14,500	463
Ruby Tuesday, Inc.	17,400	450
GTECH Holdings Corp.	10,600	336
* Isle of Capri Casinos, Inc.	12,500	305
* CEC Entertainment Inc.	8,700	296
* Jack in the Box Inc.	6,700	234
* Rare Hospitality International Inc.	7,700	234
* Multimedia Games Inc.	15,800	146
Domino's Pizza, Inc.	4,500	109

Household Durables (2.0%)
* Helen of Troy Ltd.	178,900	2,882
^Garmin Ltd.	39,200	2,601
Ryland Group, Inc.	19,100	1,378
* Hovnanian Enterprises Inc. Class A	18,800	933
* Meritage Corp.	13,300	837
MDC Holdings, Inc.	13,324	826
Beazer Homes USA, Inc.	10,900	794
* Interface, Inc.	86,000	707
Tupperware Corp.	29,700	665
Standard Pacific Corp.	17,900	659
* NVR, Inc.	800	562
* Tempur-Pedic International Inc.	32,700	376
Maytag Corp.	19,200	361
Ethan Allen Interiors, Inc.	7,800	285
Blyth, Inc.	10,500	220
The Stanley Works	4,300	207
* Jarden Corp.	6,400	193
Stanley Furniture Co., Inc.	7,200	167

Internet & Catalog Retail (0.6%)
* Stamps.com Inc.	100,000	2,296
* priceline.com, Inc.	30,500	681
*^ Nutri/System Inc.	18,500	666
* Netflix.com, Inc.	15,400	417
* Insight Enterprises, Inc.	7,900	155
* 1-800 Contacts, Inc.	5,600	66

Leisure Equipment & Products (1.0%)
* MarineMax, Inc.	140,100	4,423
SCP Pool Corp.	39,500	1,470
*^ Leapfrog Enterprises, Inc.	115,000	1,340
Polaris Industries, Inc.	5,300	266

Media (1.1%)
Thomas Nelson, Inc.	109,600	2,702
*^ Imax Corp.	250,000	1,765
Harte-Hanks, Inc.	37,200	982
Meredith Corp.	14,750	772
* Valassis Communications, Inc.	19,800	576
* Getty Images, Inc.	6,000	536
*^ Martha Stewart Living Omnimedia, Inc.	15,300	267
Catalina Marketing Corp.	9,400	238
Arbitron Inc.	4,700	178
Multiline Retail (0.6%)
Fred's, Inc.	161,500	2,628
Tuesday Morning Corp.	54,000	1,130
* Dollar Tree Stores, Inc.	21,000	503

Specialty Retail (6.0%)
* Hibbett Sporting Goods, Inc.	234,462	6,677
* O'Reilly Automotive, Inc.	113,900	3,646
* DSW Inc. Class A	137,000	3,592
* Pacific Sunwear of California, Inc.	107,475	2,678
Monro Muffler Brake, Inc.	83,150	2,521
* Urban Outfitters, Inc.	99,400	2,516
* Genesco, Inc.	63,700	2,471
Aaron Rents, Inc. Class B	100,000	2,108
* Advance Auto Parts, Inc.	46,350	2,014
* Hot Topic, Inc.	120,900	1,723
* Men's Wearhouse, Inc.	48,750	1,435
*^ Build-A-Bear Workshop, Inc.	45,000	1,334
Ross Stores, Inc.	45,500	1,315
* West Marine, Inc.	89,600	1,253
Abercrombie & Fitch Co.	11,900	776
* Chico's FAS, Inc.	16,400	720
* Williams-Sonoma, Inc.	15,700	677
* The Pantry, Inc.	14,300	672
* The Sports Authority, Inc.	21,000	654
* The Children's Place Retail Stores, Inc.	12,300	608
bebe stores, inc	43,237	607
American Eagle Outfitters, Inc.	23,100	531
Big 5 Sporting Goods Corp.	21,000	460
* Guess?, Inc.	12,300	438
Talbots Inc.	14,700	409
* Rent-A-Center, Inc.	19,400	366
Claire's Stores, Inc.	11,500	336
* Too Inc.	11,200	316
* CarMax, Inc.	11,000	304
* Jos. A. Bank Clothiers, Inc.	6,650	289
Barnes & Noble, Inc.	5,600	239
RadioShack Corp.	10,400	219
* The Gymboree Corp.	8,700	204
Pier 1 Imports Inc.	20,800	182
* The Dress Barn, Inc.	3,900	150
Christopher & Banks Corp.	7,600	143
* CSK Auto Corp.	9,300	140
Movie Gallery, Inc.	22,200	125

Textiles, Apparel & Luxury Goods (2.7%)
Phillips-Van Heusen Corp.	119,300	3,865
* Quiksilver, Inc.	268,900	3,722
* Fossil, Inc.	172,500	3,710

6

Vanguard Small Company Growth Portfolio

	Shares	Market Value• ($000)
* Carter's, Inc.	59,900	3,525
* Hartmarx Corp.	340,000	2,655
* Timberland Co.	16,300	531
* The Warnaco Group, Inc.	19,500	521
K-Swiss, Inc.	15,300	496
* Columbia Sportswear Co.	8,900	425
Oxford Industries, Inc.	4,800	263
Steven Madden, Ltd.	8,100	237
Kenneth Cole Productions, Inc.	7,300	186
* Skechers U.S.A., Inc.	8,300	127
Charles & Colvard Ltd.	2,800	56
Consumer Staples (1.6%)		134,537
* Playtex Products, Inc.	296,000	4,046
* Revlon, Inc. Class A	319,000	989
Pilgrim's Pride Corp.	28,400	942
^ American Italian Pasta Co.	120,300	818
*^ Hansen Natural Corp.	9,200	725
* The Great Atlantic & Pacific Tea Co., Inc.	21,200	674
* Performance Food Group Co.	23,100	655
Longs Drug Stores, Inc.	17,700	644
* Chattem, Inc.	12,900	469
* USANA Health Sciences, Inc.	11,200	430
Chiquita Brands International, Inc.	17,600	352
* Gold Kist Inc.	18,600	278
Lancaster Colony Corp.	6,200	230
Sanderson Farms, Inc.	7,100	217
* BJ's Wholesale Club, Inc.	6,200	183
Nature's Sunshine Inc.	10,000	181
Mannatech, Inc.	10,600	146
* Elizabeth Arden, Inc.	4,000	80
Energy (6.2%)		12,059
* Cal Dive International, Inc.	202,400	7,264
Tidewater Inc.	148,300	6,593
Patterson-UTI Energy, Inc.	182,500	6,013
CARBO Ceramics Inc.	68,450	3,869
St. Mary Land & Exploration Co.	99,800	3,674
Helmerich & Payne, Inc.	39,000	2,414
* Grant Prideco, Inc.	46,700	2,060
* Cooper Cameron Corp.	42,200	1,747
Rowan Cos., Inc.	29,700	1,059
CONSOL Energy, Inc.	15,000	978
Frontier Oil Corp.	24,500	919
Todco Class A	23,100	879
* Unit Corp.	15,300	842
Tesoro Petroleum Corp.	13,400	825
* Oil States International, Inc.	25,600	811
Holly Corp.	11,800	695
* National Oilwell Varco Inc.	8,900	558
World Fuel Services Corp.	15,500	523
* Swift Energy Co.	11,100	500
Vintage Petroleum, Inc.	8,800	469
* Grey Wolf, Inc.	60,300	466
* Remington Oil & Gas Corp.	11,400	416
* Hydrill Co.	6,200	388
* Pride International, Inc.	12,600	387
* NS Group Inc.	9,100	380
* Superior Energy Services, Inc.	17,900	377
* Oceaneering International, Inc.	6,800	339
* SEACOR Holdings Inc.	4,800	327
* Atwood Oceanics, Inc.	3,500	273
* Hornbeck Offshore Services, Inc.	7,700	252
Financials (6.2%)		46,297
Cullen/Frost Bankers, Inc.	165,900	8,905
Cash America International Inc.	157,955	3,663
Ashford Hospitality Trust REIT	287,200	3,013
Jefferies Group, Inc.	63,900	2,874
Equity Inns, Inc. REIT	188,200	2,550
Highland Hospitality Corp. REIT	202,900	2,242
*^ Harris & Harris Group, Inc.	137,800	1,915
* CB Richard Ellis Group, Inc.	25,900	1,524
W.R. Berkley Corp.	23,000	1,095
City National Corp.	14,700	1,065
First American Corp.	22,400	1,015
People's Bank	28,450	884
* First Cash Financial Services, Inc.	29,500	860
CBL & Associates Properties, Inc. REIT	20,400	806
HCC Insurance Holdings, Inc.	26,050	773
* CompuCredit Corp.	18,900	727
TCF Financial Corp.	25,700	698
Student Loan Corp.	2,900	607
IndyMac Bancorp, Inc.	14,300	558
Eaton Vance Corp.	19,900	544
Arthur J. Gallagher & Co.	16,300	503
Apartment Investment & Management Co. Class A REIT	13,000	492
Hudson United Bancorp	11,300	471
Capital Corp. of the West	13,700	444
* Nasdaq Stock Market Inc.	12,600	443
StanCorp Financial Group, Inc.	8,800	440
* Universal American Financial Corp.	28,700	433
LandAmerica Financial Group, Inc.	6,800	424
The St. Joe Co.	6,200	417
Wilmington Trust Corp.	10,700	416
Westamerica Bancorporation	7,500	398
* WFS Financial, Inc.	5,100	388
Bank of Hawaii Corp.	6,900	356
Westcorp, Inc.	4,500	300
A.G. Edwards & Sons, Inc.	6,300	295
Brown & Brown, Inc.	9,400	287
* GFI Group Inc.	5,700	270
Erie Indemnity Co. Class A	5,000	266
Corus Bankshares Inc.	4,700	264
Flagstar Bancorp, Inc.	17,200	248
Fremont General Corp.	9,800	228
CapitalSource Inc.	9,300	208
Independent Bank Corp. (MI)	7,552	206
Independent Bank Corp. (MA)	7,100	203
* SVB Financial Group	4,300	201
Berkshire Hills Bancorp, Inc.	6,000	201
SEI Investments Co.	5,000	185
Kilroy Realty Corp. REIT	2,900	180
* World Acceptance Corp.	5,600	160
BlackRock, Inc.	1,200	130
Avalonbay Communities, Inc. REIT	1,100	98
MB Financial, Inc.	2,000	71
LaSalle Hotel Properties REIT	100	4
Health Care (22.3%)		45,948
Biotechnology (9.1%)
* Protein Design Labs, Inc.	187,500	5,329
* Medarex, Inc.	311,100	4,309
* Abgenix, Inc.	179,400	3,859
* Vertex Pharmaceuticals, Inc.	113,800	3,149
*^ BioCryst Pharmaceuticals, Inc.	184,700	3,094
* Serologicals Corp.	154,800	3,056
* Nektar Therapeutics	170,900	2,813
* Illumina, Inc.	187,200	2,640
*^ Arena Pharmaceuticals, Inc.	180,500	2,567
* Cytokinetics, Inc.	365,400	2,390
* Alnylam Pharmaceuticals Inc.	177,400	2,370
* Onyx Pharmaceuticals, Inc.	71,800	2,065
* CV Therapeutics, Inc.	82,800	2,048
* Caliper Life Sciences, Inc.	347,700	2,044
* Affymetrix, Inc.	41,800	1,996
*^ Tercica, Inc.	271,820	1,949
* QLT Inc.	304,500	1,937
* Cambridge Antibody Technology Group	147,500	1,772
*^ InterMune Inc.	101,600	1,707
*^ Cell Genesys, Inc.	282,000	1,672
* Human Genome Sciences, Inc.	190,000	1,626
*^ XOMA Ltd.	1,000,900	1,601
*^ Critical Therapeutics, Inc.	218,600	1,569
* Nuvelo, Inc.	191,300	1,551
* Invitrogen Corp.	21,100	1,406
*^ Sirna Therapeutics, Inc.	451,700	1,369
* CuraGen Corp.	433,500	1,335
* Cubist Pharmaceuticals, Inc.	60,000	1,275
* VaxGen, Inc.	128,700	1,127
* Techne Corp.	16,800	943
* United Therapeutics Corp.	7,400	511
* ViroPharma Inc.	22,800	423

Health Care Equipment & Supplies (6.2%)
* Angiodynamics Inc.	235,120	6,003

7

Vanguard Small Company Growth Portfolio

	Shares	Market Value• ($000)
Bausch & Lomb, Inc.	55,600	3,775
*^ IntraLase Corp.	181,000	3,227
* Bruker BioSciences Corp.	589,600	2,865
* LifeCell Corp.	144,300	2,752
* Advanced Medical Optics, Inc.	63,800	2,667
* Conceptus, Inc.	204,600	2,582
* Cyberonics, Inc.	79,200	2,558
* Rita Medical Systems, Inc.	443,800	1,735
Cooper Cos., Inc.	30,601	1,570
* Natus Medical Inc.	97,000	1,566
* Neurometrix Inc.	55,100	1,503
*^ Align Technology, Inc.	214,000	1,384
* Orthovita, Inc.	340,200	1,320
* Cutera, Inc.	39,000	1,028
Dade Behring Holdings Inc.	22,600	924
* Ventana Medical Systems, Inc.	21,500	911
* Hologic, Inc.	23,800	903
* Syneron Medical Ltd.	26,000	826
* ResMed Inc.	21,400	820
* Kyphon Inc.	19,000	776
* Respironics, Inc.	19,700	730
* Haemonetics Corp.	13,200	645
* IDEXX Laboratories Corp.	8,900	641
* Edwards Lifesciences Corp.	13,000	541
Beckman Coulter, Inc.	7,800	444
Mentor Corp.	9,200	424
* Biosite Inc.	7,000	394
* ICU Medical, Inc.	8,200	322
PolyMedica Corp.	9,400	315
* Immucor Inc.	11,500	269
* Cantel Medical Corp.	5,700	102
* Greatbatch, Inc.	2,900	75

Health Care Providers & Services (4.7%)
* Henry Schein, Inc.	116,000	5,062
* Psychiatric Solutions, Inc.	57,400	3,372
* Lifeline Systems, Inc.	91,100	3,331
* Health Net Inc.	47,700	2,459
* American Healthways Inc.	51,280	2,320
* AMN Healthcare Services, Inc.	110,000	2,176
Pharmaceutical Product Development, Inc.	25,200	1,561
Omnicare, Inc.	27,000	1,545
* Cerner Corp.	14,200	1,291
* Per-Se Technologies, Inc.	53,000	1,238
Universal Health Services Class B	25,600	1,197
* Lincare Holdings, Inc.	23,800	997
* Triad Hospitals, Inc.	20,000	785
* Community Health Systems, Inc.	15,900	610
* Sunrise Senior Living, Inc.	17,700	597
* United Surgical Partners International, Inc.	16,400	527
* Humana Inc.	9,400	511
* Sierra Health Services, Inc.	5,900	472
* LifePoint Hospitals, Inc.	11,600	435
* Ventiv Health, Inc.	16,700	394
Manor Care, Inc.	9,800	390
* Apria Healthcare Group Inc.	15,800	381
* Amedisys Inc.	9,000	380
* Genesis Healthcare Corp.	10,300	376
LCA-Vision Inc.	7,300	347
* Kindred Healthcare, Inc.	13,100	337
* WellPoint Inc.	3,789	302
* Hanger Orthopedic Group, Inc.	50,000	285
* Renal Care Group, Inc.	4,950	234
* Beverly Enterprises, Inc.	19,100	223
Owens & Minor, Inc.Holding Co.	7,700	212
* AMERIGROUP Corp.	9,000	175
Chemed Corp.	3,200	159
* Covance, Inc.	2,400	116
Computer Programs and Systems, Inc.	2,300	95
*^ SFBC International, Inc.	5,000	80

Pharmaceuticals (2.3%)
* Discovery Laboratories, Inc.	422,700	2,824
* Noven Pharmaceuticals, Inc.	177,800	2,690
* Axcan Pharma Inc.	169,300	2,563
*^ DepoMed, Inc.	324,000	1,944
* Adolor Corp.	115,000	1,679
* Impax Laboratories, Inc.	149,900	1,611
* American Pharmaceuticals Partners, Inc.	32,200	1,249
* Connetics Corp.	50,000	722
* Cypress Bioscience, Inc.	100,000	578
* Inspire Pharmaceuticals, Inc.	110,000	559
* Kos Pharmaceuticals, Inc.	6,100	316
*First Horizon Pharmaceutical Corp.	11,300	195
Industrials (12.2%)		166,001
* The Dun & Bradstreet Corp.	113,200	7,580
Watsco, Inc.	120,900	7,231
Donaldson Co., Inc.	185,100	5,886
Hughes Supply, Inc.	148,400	5,320
C.H. Robinson Worldwide Inc.	128,400	4,755
MSC Industrial Direct Co., Inc. Class A	112,400	4,521
* The Advisory Board Co.	77,800	3,709
Comfort Systems USA, Inc.	364,800	3,356
Heartland Express, Inc.	143,243	2,906
Albany International Corp.	74,600	2,697
* United Rentals, Inc.	113,400	2,652
* Labor Ready, Inc.	126,500	2,634
* CRA International Inc.	49,900	2,380
* URS Corp.	51,900	1,952
* Aviall, Inc.	62,600	1,803
Joy Global Inc.	40,575	1,623
Chicago Bridge & Iron Co. N.V	63,500	1,601
*^ Trex Co., Inc.	57,000	1,599
* Jacobs Engineering Group Inc.	23,400	1,588
* AMR Corp.	63,300	1,407
Oshkosh Truck Corp.	28,000	1,249
* Wesco International, Inc.	24,400	1,043
* Continental Airlines, Inc.Class B	42,900	914
* USG Corp.	13,900	904
* Resources Connection, Inc.	33,600	876
Herman Miller, Inc.	29,800	840
CNF Inc.	14,000	782
* Beacon Roofing Supply, Inc.	26,500	761
Harsco Corp.	10,700	722
The Timken Co.	22,400	717
Fastenal Co.	17,800	698
* Armor Holdings, Inc.	16,000	682
Robert Half International, Inc.	17,300	656
* Alliant Techsystems, Inc.	7,900	602
* Huron Consulting Group Inc.	24,500	588
Cummins Inc.	6,100	547
* Exponent, Inc.	18,500	525
* Essex Corp.	30,400	518
Aramark Corp. Class B	18,500	514
* Flowserve Corp.	11,800	467
* Portfolio Recovery Associates, Inc.	9,800	455
GATX Corp.	12,500	451
Washington Group International, Inc.	8,500	450
Equifax, Inc.	11,500	437
* American Superconductor Corp.	53,000	417
Lennox International Inc.	13,900	392
Landstar System, Inc.	9,300	388
Lincoln Electric Holdings, Inc.	9,600	381
Mueller Industries Inc.	13,000	356
* West Corp.	8,300	350
* United Stationers, Inc.	7,200	349
Simpson Manufacturing Co.	9,600	349
Skywest, Inc.	12,900	346
Walter Industries, Inc.	6,800	338
* Copart, Inc.	14,300	330
Arkansas Best Corp.	7,400	323
Graco, Inc.	8,600	314
* Alaska Air Group, Inc.	8,600	307
Applied Industrial Technology, Inc.	9,000	303
HNI Corp.	4,800	264
Administaff, Inc.	6,100	256
* The Middleby Corp.	2,900	251
* General Cable Corp.	10,500	207
Knight Transportation, Inc.	9,150	190
American Woodmark Corp.	7,300	181
* Stericycle, Inc.	2,900	171
John H. Harland Co.	4,400	165

8

Vanguard Small Company Growth Portfolio

	Shares	Market Value• ($000)
EDO Corp.	5,400	146
* Consolidated Graphics, Inc.	2,200	104
* Innovative Solutions and Support, Inc.	7,250	93
* Herley Industries Inc.	5,300	88
* Distributed Energy Systems Corp.	10,100	76
Information Technology (25.5%)		91,033
Communications Equipment (4.0%)
* Foundry Networks, Inc.	367,418	5,074
* EFJ, Inc.	427,100	4,335
* Ciena Corp.	1,290,000	3,831
Harris Corp.	56,700	2,439
* Sycamore Networks, Inc.	561,400	2,425
* Ixia	146,900	2,171
* Stratex Networks, Inc.	580,500	2,078
* ViaSat, Inc.	60,300	1,612
ADTRAN Inc.	35,100	1,044
Plantronics, Inc.	36,200	1,024
* Blue Coat Systems, Inc.	14,500	663
* Comverse Technology, Inc.	24,000	638
* Tellabs, Inc.	58,400	637
* Powerwave Technologies, Inc.	40,900	514
* F5 Networks, Inc.	8,400	480
* Comtech Telecommunications Corp.	10,900	333
* Packeteer, Inc.	25,800	200
* CommScope, Inc.	8,200	165

Computers & Peripherals (2.8%)
* Western Digital Corp.	349,600	6,506
* Hutchinson Technology, Inc.	139,200	3,960
* Maxtor Corp.	515,620	3,578
* Brocade Communications Systems, Inc.	792,400	3,225
* Emulex Corp.	46,100	912
* Komag, Inc.	24,200	839
* QLogic Corp.	25,400	826
* Electronics for Imaging, Inc.	25,800	686
Diebold, Inc.	11,600	441
* Neoware Systems, Inc.	5,000	117

Electronic Equipment & Instruments (2.2%)
* Trimble Navigation Ltd.	91,900	3,262
*^ International DisplayWorks, Inc.	485,200	2,882
* Littelfuse, Inc.	65,900	1,796
Lowrance Electronics, Inc.	61,213	1,604
Amphenol Corp.	28,200	1,248
* Zygo Corp.	84,500	1,241
* Ingram Micro, Inc. Class A	48,700	971
* Brightpoint, Inc.	22,200	616
Anixter International Inc.	15,500	606
* Itron, Inc.	13,100	525
* Global Imaging Systems, Inc.	9,800	339
* Cogent Inc.	12,400	281
* ScanSource, Inc.	5,100	279
* Metrologic Instruments, Inc.	11,000	212
* Paxar Corp.	10,000	196
*^ SatCon Technology Corp.	130,000	195
* Plexus Corp.	5,900	134

Internet Software & Services (4.4%)
* ValueClick, Inc.	290,000	5,252
*^ Marchex, Inc.	204,100	4,590
* CNET Networks, Inc.	296,400	4,354
* Akamai Technologies, Inc.	160,500	3,199
* WebEx Communications, Inc.	141,200	3,054
* WebSideStory, Inc.	160,000	2,901
* iVillage Inc.	297,000	2,382
* Jupitermedia Corp.	133,700	1,976
* Ariba, Inc.	247,499	1,819
* PlanetOut, Inc.	130,000	1,130
* Websense, Inc.	7,400	486
* aQuantive, Inc.	17,300	437
* Digital River, Inc.	14,600	434
* j2 Global Communications, Inc.	7,700	329
* Digital Insight Corp.	8,500	272

IT Services (2.7%)
* Euronet Worldwide, Inc.	198,400	5,515
* MPS Group, Inc.	335,900	4,592
* Sapient Corp.	536,000	3,050
* Alliance Data Systems Corp.	39,200	1,395
* Anteon International Corp.	25,100	1,364
Global Payments Inc.	17,800	830
* CheckFree Corp.	14,700	675
* SRA International, Inc.	22,000	672
Talx Corp.	11,900	544
* iPayment Holdings, Inc.	10,600	440
* Iron Mountain, Inc.	7,800	329
* ManTech International Corp.	10,600	295
Syntel, Inc.	11,100	231
* CSG Systems International, Inc.	6,600	147
MAXIMUS, Inc.	3,900	143
* Sykes Enterprises, Inc.	9,000	120
Startek, Inc.	4,600	83

Semiconductors & Semiconductor Equipment (2.7%)
* Atheros Communications	315,000	4,095
* Microsemi Corp.	126,000	3,485
* Zoran Corp.	191,000	3,096
* Netlogic Microsystems Inc.	106,300	2,896
Intersil Corp.	61,000	1,518
* International Rectifier Corp.	25,800	823
* PortalPlayer Inc.	22,200	629
* LSI Logic Corp.	78,000	624
* Trident Microsystems, Inc.	30,800	554
* Varian Semiconductor Equipment Associates, Inc.	12,100	532
* Cypress Semiconductor Corp.	35,000	499
* Cabot Microelectronics Corp.	12,600	369
* Tessera Technologies, Inc.	13,500	349
* SiRF Technology Holdings, Inc.	11,300	337

Software (6.7%)
* Red Hat, Inc.	202,800	5,524
* Informatica Corp.	405,300	4,864
* JAMDAT Mobile Inc.	148,000	3,934
* MapInfo Corp.	290,000	3,657
* Cadence Design Systems, Inc.	203,200	3,438
* Progress Software Corp.	115,000	3,264
* Internet Security Systems, Inc.	149,500	3,132
* RSA Security Inc.	262,300	2,946
* VASCO Data Security International, Inc.	295,000	2,909
* Sonic Solutions, Inc.	160,000	2,418
* Concur Technologies, Inc.	185,000	2,385
* Witness Systems, Inc.	115,000	2,262
* Open Solutions Inc.	77,200	1,769
* Ulticom, Inc.	106,200	1,042
* MICROS Systems, Inc.	20,000	966
Quality Systems, Inc.	10,800	829
FactSet Research Systems Inc.	17,250	710
* McAfee Inc.	24,100	654
* BEA Systems, Inc.	59,400	558
* ANSYS, Inc.	12,600	538
Reynolds & Reynolds Class A	15,300	429
* SERENA Software, Inc.	15,700	368
* MicroStrategy Inc.	3,500	290
* Wind River Systems Inc.	18,900	279
* InterVoice, Inc.	18,900	150
* Transaction Systems Architects, Inc.	5,000	144
* JDA Software Group, Inc.	3,800	65
Materials (1.4%)		189,510
AptarGroup Inc.	79,700	4,160
Martin Marietta Materials, Inc.	30,700	2,355
Florida Rock Industries, Inc.	11,425	560
* Crown Holdings, Inc.	28,400	555
Engelhard Corp.	14,200	428
* FMC Corp.	7,900	420
Royal Gold, Inc.	11,500	399
* AK Steel Corp.	41,100	327
Worthington Industries, Inc.	16,200	311
* Owens-Illinois, Inc.	11,900	250
Sonoco Products Co.	7,600	223
Commercial Metals Co.	5,400	203
Ball Corp.	5,100	202
Greif Inc. Class A	2,300	152
Bemis Co., Inc.	3,300	92
		10,637

9

Vanguard Small Company Growth Portfolio

	Shares	Market Value• ($000)
Telecommunication Services (0.6%)
*NII Holdings Inc.	42,600	1,861
*Wireless Facilities, Inc.	342,200	1,745
*Nextel Partners, Inc.	16,800	469
Utilities (0.2%)		4,075
Energen Corp.	18,800	683
CenterPoint Energy Inc.	32,500	418
UGI Corp. Holding Co.	19,000	391
Duquesne Light Holdings, Inc.	13,400	219
Exchange-Traded Fund (0.8%)		1,711
[2] Vanguard Small-Cap Growth VIPERs	104,300	6,103

Total Common Stocks (Cost $628,689)		707,911
Temporary Cash Investments (10.6%)1
Money Market Fund (10.3%)
[3] Vanguard Market Liquidity Fund, 4.274%	37,007,510	37,008
[3] Vanguard Market Liquidity Fund, 4.274%—Note F	39,374,800	39,375
		76,383
U.S. Government & Agency Obligations (0.3%)
[4] Federal National Mortgage Assn [5] 3.969%, 1/11/06	2,000	1,998
U.S. Treasury Bill [5] Federal National Mortgage Assn 3.781%, 3/23/06	250	248
		2,246
Total Temporary Cash Investments (Cost $78,629)		78,629

Total Investments (105.7%) (Cost $707,318)		786,540
Other Assets and Liabilities (-5.7%)
Other Assets—Note C		2,671
Security Lending Collateral Payable to Brokers—Note F		(39,375)
Other Liabilities		(5,713)
Net Assets (100%)		(42,417)
Applicable to 37,944,382 outstanding $.00 par value shares of beneficial interest (unlimited authorization)		744,123
Net Asset Value Per Share		$19.61

At December 31, 2005, net assets consisted of:6

	Amount ($000)	Per Share
Paid-in Capital	572,990	$15.10
Undistributed Net Investment Income	1,898.05
Accumulated Net Realized Gains	90,329	2.38
Unrealized Appreciation (Depreciation)Investment Securities	79,222	2.09
Futures Contracts	(316)	(.01)
Net Assets	744,123	$19.61

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.3% and 8.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $2,246,000 and cash of $10,000 have been segregated as initial margin for open futures contracts.
6	See Note D in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)

Investment Income

Income

Dividends[1]	2,830

Interest[1]	1,500

Security Lending	993

Total Income	5,323

Expenses

Investment Advisory Fees—Note B

Basic Fee	1,211

Performance Adjustment	(155)

The Vanguard Group—Note C

Management and Administrative	1,565

Marketing and Distribution	113

Custodian Fees	47

Auditing Fees	18

Shareholders' Reports	25

Trustees' Fees and Expenses	1

Total Expenses	2,825

Net Investment Income	2,498

Realized Net Gain (Loss)

Investment Securities Sold[1]	89,295

Futures Contracts	1,420

Realized Net Gain (Loss)	90,715

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(49,613)

Futures Contracts	(618)

Change in Unrealized Appreciation (Depreciation)	(50,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,982

Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	2,498	(79)

Realized Net Gain (Loss)	90,715	76,341

Change in Unrealized Appreciation (Depreciation)	(50,231)	21,854

Net Increase (Decrease) in Net Assets Resulting from Operations	42,982	98,116

Distributions

Net Investment Income	—	(553)

Realized Capital Gain[2]	(36,827)	—

Total Distributions	(36,827)	(553)

Capital Share Transactions—Note G

Issued	85,316	136,876

Issued in Lieu of Cash Distributions	36,827	553

Redeemed	(136,647)	(103,293)

Net Increase (Decrease) from Capital Share Transactions	(14,504)	34,136

Total Increase (Decrease)	(8,349)	131,699

Net Assets

Beginning of Period	752,472	620,773

End of Period[3]	744,123	752,472

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $22,000, $1,429,000, and $0, respectively.
2	Includes fiscal 2005 short-term gain distributions totaling $5,727,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income (losses) of $1,898,000 and ($600,000).

11

Vanguard Small Company Growth Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$19.48	$16.91	$11.99	$16.43	$13.26	$22.66

Investment Operations

Net Investment Income (Loss)	.070	(.001)	.014	—	.01	.11

Net Realized and Unrealized Gain (Loss) on Investments	1.031	2.586	4.909	(3.80)	3.16	(3.40)

Total from Investment Operations	1.101	2.585	4.923	(3.80)	3.17	(3.29)

Distributions

Dividends from Net Investment Income	—	(.015)	(.003)	(.12)	—	(.17)

Distributions from Realized Capital Gains	(.971)	—	—	(.52)	—	(5.94)

Total Distributions	(.971)	(.015)	(.003)	(0.64)	—	(6.11)

Net Asset Value, End of Period	$19.61	$19.48	$16.91	$11.99	$16.43	$13.26

Total Return	6.26%	15.30%	41.07%	-24.03%	23.91%	-17.87%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$744	$752	$621	$383	$494	$390

Ratio of Total Expenses to Average Net Assets2	0.40%	0.46%	0.55%	0.57%	0.51%3	0.50%

Ratio of Net Investment Income to Average Net Assets	0.35%	(0.01%)	0.09%	0.05%	0.27%3	0.71%

Portfolio Turnover Rate	71%	80%	64%	58%	16%	73%

1	The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Includes performance-based advisory fee increases (decreases) of (0.02%), 0.04%, 0.08%, 0.07%, 0.04%, and 0.05%.
3	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

12

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses).

3.    Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to May 1, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning May 1, 2003. The benchmark changes will be fully phased in by June 2006.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before a decrease of $155,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $22,912,000 of ordinary income and $69,937,000 of long-term capital gains available for distribution.

13

Vanguard Small Company Growth Portfolio

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $79,217,000, consisting of unrealized gains of $123,080,000 on securities that had risen in value since their purchase and $43,863,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Russell 2000 Index	43	14,583	(293)

S&P MidCap 400 Index	5	1,858	(23)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the year ended December 31, 2005, the portfolio purchased $483,083,000 of investment securities and sold $526,221,000 of investment securities, other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at December 31, 2005, was $36,714,000, for which the portfolio received cash collateral of $39,375,000.

G.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	4,616	7,878

Issued in Lieu of Cash Distributions	2,107	32

Redeemed	(7,410)	(5,991)

Net Increase (Decrease) in Shares Outstanding	(687)	1,919

14

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 9, 2006

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2005	12/31/2005	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,084.02	$1.84

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® International Portfolio

In 2005, against the headwind of a strengthening U.S. dollar, the International Portfolio returned 16.3%, besting the return of the average international mutual fund. The portfolio also outpaced its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index—which measures the performance of developed markets—but trailed a broader index of international markets in general.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks showed strength across most countries and industries

In 2005, the third straight year of positive double-digit returns for the International Portfolio, gains came from all corners of the globe—with almost all countries in the portfolio posting increases. Within the MSCI EAFE Index, stocks across Europe turned in solid results, including those in Switzerland, Sweden, Ireland, and the United Kingdom—the portfolio’s largest country holding. In the Pacific region, Japanese stocks rode a wave of positive economic and political news to contribute a significant portion to the portfolio’s overall return.

One of the key factors that drove the portfolio to outperform the MSCI EAFE Index in the period was the portfolio’s exposure to emerging markets—a segment outside of the index. In their quest for growth at a reasonable price, the advisors found attractive opportunities in underdeveloped markets such as Brazil, South Korea, and Mexico.

From an industry standpoint, eight out of ten sectors registered positive double-digit returns and only one sector—telecommunication services—posted a negative result. The industrials, financials, and energy sectors were the greatest contributors to the portfolio’s return. For more details about performance and individual securities, please see the Advisors’ Report, which follows.

A long-term perspective is key in fair and foul weather

During the past decade, the International Portfolio achieved an average annual return of 7.6%, outpacing the results of its average peer fund and its comparable international measures. It is worth noting, however, that the portfolio did not beat the return of the broad U.S. stock market (which posted a 9.2% performance, as measured by the Dow Jones Wilshire 5000 Composite Index) over that period. Why is this noteworthy? Because the International Portfolio returned an annualized 23.3% over the past three years—a number that would make many U.S. fund managers green with envy and one that might tempt some investors to shift a greater portion of their assets into international funds.

Be careful. As we’ve said time and again, a long-term perspective is crucial. International investments play a key role in a balanced and diversified investment portfolio, but markets move in unpredictable cycles and today’s heroes are often tomorrow’s laggards. Increasing your exposure to an area that has recently done well could be a step in the wrong direction. That said, we believe that the skill and experience of the International Portfolio’s advisors, Schroder Investment Management North America and Baillie Gifford Overseas, will continue to serve the portfolio well, through good times and bad. And with your portfolio’s low costs, a greater portion of the returns gets passed along to you. (To compare the costs of your portfolio with those of the average peer fund, please see the page titled “About Your Portfolio’s Expenses.”)

Total Returns
		Ten Years Ended December 31, 2005
	Year Ended December 31, 2005	Average Annual Return	Final Value of a $10,000 Initial Investment

International Portfolio	16.3%	7.6%	$20,770

MSCI EAFE Index	13.5	5.8	17,634

Average International Fund[1]	14.6	6.3	18,363

MSCI All Country World Index ex USA	17.1	6.7	19,122

Expense Ratios:[2] Your portfolio compared with its peer group
	Portfolio	Average International Fund

International Portfolio	0.41%	1.73%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard International Portfolio

Advisors’ Report

During 2005, the International Portfolio returned 16.3%. This surpassed the return of the portfolio’s benchmark index, as well as that of its average mutual fund peer. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2005 and the effect that this environment had on the portfolio’s positioning.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Deputy Chief Investment
Officer and Head of Global Equities

It was a deeply satisfying year for U.S.-based investors in international stocks, despite the strength of the U.S. dollar. Stocks in the emerging markets and in the energy, raw materials, and capital goods areas had the strongest returns.

We have been saying for some time that the emerging markets are the most exciting region of the global economy. Abundant supplies of capital and labor have led to an almost insatiable desire for every kind of infrastructure in these countries. Indeed, office buildings, roads, ports, schools, mining equipment, and much else are in short supply.

Fortunately, our portion of the portfolio was well placed to benefit from these developments in 2005, with overweighted positions in capital goods, raw materials, and emerging-markets stocks. We particularly like oil companies in the emerging markets, because they have the capacity to increase their production.

Although, in general, dependable growth stocks had a relatively poor year in 2005, the portfolio’s holdings, on the whole, produced very good earnings. This means that they were even cheaper to own, which we feel positions them well for 2006.

We did not make any significant changes to our portfolio. Our approach is to make long-term investments in companies with strong market positions, sensible managements, and reassuring finances, then hold on.

The portfolio’s prospects depend on how well these companies perform. They look reasonably valued to us. We believe that investors are still paying too little for growth and too much for income. The forces that are spreading wealth more evenly across the globe are unlikely to be interrupted, so we find ourselves in the slightly uncomfortable position of still being optimistic, even though international markets just enjoyed a bumper year.

Schroder Investment Management
North America, Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Executive Director of
Schroder Investment Management Ltd.
Matthew Dobbs, Executive Director of Schroder
Investment Management Ltd.

International equity markets performed well in 2005, despite a slow start caused by investors’ concerns about economic growth, inflation, and high oil and commodity prices. Investors subsequently shrugged off those worries, based on the proven resilience of the world’s two major engines of growth—U.S. consumers and China. Japan shined particularly brightly, with investors’ confidence boosted by improving economic data and Prime Minister Junichiro Koizumi’s reelection. In Europe, countries on the periphery—such as Ireland, Greece, and the Scandinavian nations, all of which had strong domestic demand—performed well. Sectors that benefited from the global strength in demand for capital and/or oil also outperformed. Emerging markets produced some of the best returns, with structural and cyclical factors providing strong support.

Our portion of the portfolio has overweighted positions in the emerging markets and in industrials, and we

Vanguard International Portfolio Investment Advisors

Investment Advisor	Portfolio Assets Managed (%)	Investment Strategy

Baillie Gifford Overseas Ltd.	49	Uses a bottom-up, stock-driven approach to select
		stocks that the advisor believes have above-average
		growth rates and trade at reasonable prices.

Schroder Investment Management	48	Uses fundamental research to identify high-quality
North America, Inc.		companies in developed and emerging markets
		that the advisor believes have above-average
		growth potential.

Cash Investments[1]	3	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard International Portfolio

maintain a defensive stance with an overweight in consumer staples. These allocations reflect the sectors with the most attractively priced quality growth companies with strong competitive advantages. The portfolio is underweighted in financials, although we find Japanese and European financials—including Orix, Mitsubishi Estate, BNP Paribas, and Anglo Irish Bank—attractive. We also like energy companies such as Petrobras (Petróleo Brasileiro), Suncor Energy, and BG Group.

We believe the current environment warrants a cautiously optimistic stance, and we have positioned the portfolio accordingly. We believe global economic growth will slow, but we adhere to a “muddle-through” scenario wherein spending by U.S. consumers slows as a result of a “cooling off” of real estate prices and higher interest rates, while the rest of the world continues to show a moderate improvement and China continues to do well. We do not believe core inflation will jeopardize this scenario, as global competitive trends, the relatively low cost of capital, and globalization continue to affect the structure of the world’s economies. Additionally, as global growth slows, we believe that our strategy of investing in large-capitalization growth stocks at reasonable prices should enable the portfolio to outperform the broader market.

3

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics

	Portfolio	Comparative Index[1]	Broad Index[2]
Number of Stocks	161	1,137	2,049
Turnover Rate	45%	—	—
Expense Ratio	0.41%	—	—
Short-Term Reserves	3%	—	—

Volatility Measures

	Portfolio	Comparative Index[1]	Portfolio	Broad Index[2]
R-Squared	0.96	1.00	0.97	1.00
Beta	0.98	1.00	0.96	1.00

Sector Diversification (% of portfolio)

	Portfolio	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	11%	12%	11%
Consumer Staples	9	8	7
Energy	10	8	10
Financials	22	28	28
Health Care	6	8	7
Industrials	16	11	10
Information Technology	7	6	8
Materials	7	8	9
Telecommunication Services	7	6	6
Utilities	2	5	4
Short-Term Reserves	3%	—	—

Ten Largest Holdings3 (% of total net assets)

Petroleo Brasileiro ADR	energy and utilities	2.3%

BG Group PLC	energy and utilities	2.0

Vodafone Group PLC	cellular
	telecommunications	1.9

Rio Tinto PLC	metals and mining	1.8

Tesco PLC	retail	1.7

Allied Irish Banks PLC	banking	1.6

Samsung Electronics
Co., Ltd.	electronics	1.5

Mitsubishi UFJ
Financial Group	banking	1.4

Royal Bank of Scotland
Group PLC	banking	1.4

KDDI Corp.	telecommunications
	services	1.3

Top Ten		16.9%

Allocation by Region

Country Diversification (% of portfolio)

	Portfolio[4]	Comparative Index[1]	Broad Index[2]
Europe
United Kingdom	23%	24%	19%
France	9	9	8
Germany	7	7	6
Switzerland	5	7	6
Sweden	4	2	2
Ireland	3	1	1
Spain	2	4	3
Netherlands	1	3	3
Denmark	1	1	1
Belgium	0	1	1
Greece	0	1	1
Finland	0	1	1
Italy	0	4	3
Norway	0	1	1
Subtotal	55%	66%	56%
Pacific
Japan	22%	26%	21%
Australia	5	5	4
Singapore	1	1	1
Hong Kong	1	2	1
Subtotal	29%	34%	27%
Emerging Markets
Brazil	4%	—	1%
South Korea	3	—	3
South Africa	1	—	1
India	1	—	1
Taiwan	1	—	2
Israel	1	—	0
Indonesia	1	—	0
Mexico	0	—	1
China	0	—	1
Russia	0	—	1
Subtotal	12%	—	11%
North America
Canada	1%	—	6%
Short-Term Reserves	3%	—	—

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
4 Country percentages exclude currency contracts held by the portfolio.

4

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1995–December 31, 2005
Initial Investment of $10,000

Cumulative Performance Legend

	Average Annual Total Returns Periods Ended December 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

International Portfolio	16.31%	4.76%	7.58%	$20,770

MSCI All Country World Index ex USA	17.11	6.66	6.70	19,122

MSCI EAFE Index	13.54	4.55	5.84	17,634

Average International Fund[1]	14.63	3.53	6.27	18,363

Fiscal-Year Total Returns (%): December 31, 1995-December 31, 2005

1 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Common Stocks (95.3%)1
Argentina (0.5%)
Tenaris SA ADR	33,100	3,790

Australia (4.9%)
BHP Billiton Ltd.	576,000	9,599
Woodside Petroleum Ltd.	202,900	5,805
Foster's Group Ltd.	1,266,000	5,171
Woolworths Ltd.	380,800	4,693
^Macquarie Infrastucture Group	1,467,000	3,813
James Hardie Industries NV	565,000	3,709
Macquarie Bank Ltd.	72,000	3,580
Westpac Banking Corp., Ltd.	158,000	2,632
Tabcorp Holdings Ltd.	166,000	1,892
		40,894
Austria (0.1%)
Telekom Austria AG	29,986	670

Belgium (0.4%)
KBC Bank & Verzekerings Holding	35,000	3,246

Brazil (3.5%)
Petrol Brasileiro Series A ADR	195,500	12,584
Petrol Brasileiro ADR	89,000	6,343
Companhia Vale do Rio Doce ADR	144,400	5,234
Unibanco-Uniao de Bancos Brasileiros SA	251,000	3,154
Tele Norte Leste Participacoes ADR	114,800	2,057
		29,372
Canada (0.8%)
Suncor Energy, Inc.	105,500	6,622

China (0.5%)
CNOOC Ltd.	5,723,500	3,890

Denmark (0.7%)
Danske Bank A/S	178,400	6,262

Finland (0.2%)
TietoEnator Oyj B Shares	56,000	2,039
France (8.6%)
L'Oreal SA	107,862	7,983
Total SA	29,700	7,462
Essilor International SA	85,011	6,833
Suez SA	211,000	6,543
Pernod Ricard SA	31,647	5,509
Imerys SA	69,147	4,980
AXA	148,000	4,762
France Telecom SA	184,818	4,575
BNP Paribas SA	56,500	4,547
Sanofi-Aventis	51,970	4,533
Groupe Danone	40,000	4,184
LVMH Louis Vuitton Moet Hennessy	44,835	3,966
Schneider Electric SA	34,500	3,065
Societe Generale Class A	22,955	2,811
Thales SA	2,276	103
		71,856
Germany (6.7%)
SAP AG	54,990	9,872
Deutsche Bank AG	98,000	9,440
Bayer AG	162,400	6,768
Porsche AG	8,730	6,245
Adidas-Salomon AG	28,070	5,289
Siemens AG	50,500	4,307
Celesio AG	47,260	4,048
Bayerische Motoren Werke AG	91,420	3,981
RWE AG	51,700	3,801
Deutsche Post AG	61,000	1,470
*^Premiere AG	67,000	1,167
		56,388
Greece (0.3%)
National Bank of Greece SA	57,597	2,442

Hong Kong (0.7%)
Jardine Matheson Holdings Ltd.	205,000	3,521
Hong Kong Exchanges & Clearing Ltd.	624,000	2,587
		6,108
India (0.7%)
*2 Satyam Computer Services Ltd. Warrants Exp. 10/13/10	191,000	3,159
*2 State Bank of India Warrants Exp. 1/28/09	139,000	2,827
		5,986
Indonesia (0.5%)
PT Telekomunikasi Indonesia Tbk	4,489,000	2,675
PT Indonesian Satellite Corp Tbk	3,265,000	1,854
		4,529
Ireland (3.1%)
Allied Irish Banks PLC (UK Shares)	488,954	10,456
Anglo Irish Bank Corp. PLC	420,000	6,323
CRH PLC	187,900	5,507
Allied Irish Banks PLC	159,200	3,393
		25,679
Israel (0.6%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	109,000	4,688

Japan (21.0%)
Mitsubishi UFJ Financial Group	885	12,047
KDDI Corp.	1,868	10,805
Canon, Inc.	151,900	8,909
Mitsui & Co., Ltd.	639,000	8,204
Mitsubishi Corp.	354,000	7,810
Toyota Motor Corp.	146,000	7,622
Daikin Industries Ltd.	238,800	6,962
Mitsubishi Estate Co., Ltd.	322,000	6,662
Asahi Glass Co., Ltd.	513,000	6,604
Orix Corp.	25,900	6,587
Sumitomo Realty & Development Co.	298,000	6,467
East Japan Railway Co.	941	6,454
Mitsui Sumitomo Insurance Co.	510,000	6,249
Nissan Motor Co., Ltd.	608,400	6,201
Yamada Denki Co., Ltd.	46,200	5,771
Japan Tobacco, Inc.	395	5,771
SMC Corp.	39,400	5,626
Tokyu Corp.	745,000	5,262
Sumitomo Heavy Industries Ltd.	605,000	5,060
T & D Holdings, Inc.	71,950	4,773
Koyo Seiko Co., Ltd.	229,000	4,264
Denso Corp.	121,000	4,186
Sumitomo Electric Industries Ltd.	228,500	3,468

6

Vanguard International Portfolio

	Shares	Market Value• ($000)
*Jupiter Telecommunications Co., Ltd.	3,668	2,928
Ricoh Co.	165,000	2,887
Mitsui OSK Lines Ltd.	322,000	2,814
Ushio Inc.	111,200	2,596
Nitto Denko Corp.	31,300	2,437
Konica Minolta Holdings, Inc.	236,000	2,397
Hoya Corp.	63,000	2,263
Takeda Pharmaceutical Co. Ltd.	41,500	2,247
Omron Corp.	86,000	1,984
Daito Trust Construction Co., Ltd.	31,800	1,640
Sysmex Corp.	10,400	397
		176,354
Mexico (0.5%)
America Movil SA de CV Series L ADR	138,900	4,064

Netherlands (1.0%)
Heineken Holding NV	156,627	4,584
Reed Elsevier NV	255,000	3,541
		8,125
Russia (0.4%)
Mobile Telesystems ADR	98,800	3,458

Singapore (1.1%)
Capitaland Ltd.	1,920,000	3,966
Singapore Telecommunications Ltd.	1,768,000	2,768
Singapore Press Holdings Ltd.	874,000	2,256
		8,990
South Africa (1.3%)
Sasol Ltd.	167,230	6,009
MTN Group Ltd.	521,000	5,104
		11,113
South Korea (3.3%)
*Daewoo Shipbuilding & Marine Engineering Co., Ltd.	319,500	8,614
Samsung Electronics Co., Ltd.	13,212	8,500
*2 Samsung Electronics Co., Ltd. GDR	11,400	3,756
*Hyundai Motor Co. Ltd.	34,000	3,234
*LG. Philips LCD Co., Ltd. ADR	111,000	2,382
*Shinsegae Co., Ltd.	4,000	1,743
		28,229
Spain (2.0%)
Banco Santander Central Hispano SA	309,000	4,060
Industria de Diseno Textil SA	115,580	3,762
Telefonica SA	239,000	3,579
Iberdrola SA	112,000	3,051
Banco Popular Espanol SA	226,375	2,751
		17,203
Sweden (3.9%)
Atlas Copco AB A Shares	454,930	10,116
Svenska Handelsbanken
AB A Shares	253,085	6,261
Sandvik AB	134,112	6,219
Skandinaviska Enskilda Banken AB A Shares	255,400	5,248
Telefonaktiebolaget LM Ericsson AB Class B	1,490,000	5,125
		32,969
Switzerland (5.3%)
UBS AG (Registered)	97,400	9,231
Novartis AG (Registered)	171,000	8,942
Roche Holdings AG	54,000	8,073
Nestle SA (Registered)	22,900	6,819
* ABB Ltd.	481,380	4,668
Cie. Financiere Richemont AG	92,000	3,993
Adecco SA (Registered)	37,649	1,730
Synthes, Inc.	8,500	954
Zurich Financial Services AG	882	187
		44,597
Taiwan (0.7%)
Taiwan Semiconductor Manufacturing Co., Ltd.	2,160,000	4,114
Hon Hai Precision Industry Co., Ltd.	339,669	1,865
		5,979
Thailand (0.0%)
Kasikornbank Public Co. Ltd. (Foreign)	153,600	282

United Kingdom (22.0%)
BG Group PLC	1,701,000	16,797
Vodafone Group PLC	7,426,168	15,946
Rio Tinto PLC	324,000	14,775
Tesco PLC	2,446,120	13,912
Royal Bank of Scotland Group PLC	396,833	11,949
Brambles Industries PLC	1,363,000	9,758
Barclays PLC	843,100	8,825
Smith & Nephew PLC	918,812	8,434
HBOS PLC	408,000	6,946
Royal Dutch Shell PLC Class A (Amsterdam Shares)	224,000	6,824
Imperial Tobacco Group PLC	187,000	5,563
Carnival PLC	95,515	5,414
Smiths Group PLC	292,000	5,245
Signet Group PLC	2,763,000	5,094
Rolls-Royce Group PLC	611,169	4,488
Hilton Group PLC	670,000	4,176
Johnson Matthey PLC	169,000	4,097
Wolseley PLC	194,000	4,082
WPP Group PLC	375,000	4,048
Standard Chartered PLC	156,400	3,473
GUS PLC	188,439	3,340
Royal Dutch Shell PLC Class B	104,000	3,325
Capita Group PLC	430,000	3,077
Diageo PLC	194,000	2,797
AstraZeneca Group PLC	56,544	2,742
Reckitt Benckiser PLC	74,200	2,442
Prudential PLC	210,812	1,992
EMI Group PLC	442,000	1,838
*Cairn Energy PLC	47,363	1,560
Bunzl PLC	107,000	1,172
Burberry Group PLC	60,041	442
		184,573
Total Common Stocks (Cost $637,582)		800,397
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.8%)
[3] Vanguard Market Liquidity Fund, 4.274%	35,433,984	35,434
[3] Vanguard Market Liquidity Fund, 4.274% —Note G	4,835,094	4,835
		40,269

7

Vanguard International Portfolio

	Shares	Market Value• ($000)

U.S. Agency Obligation (0.2%)

[4] Federal National Mortgage Assn
[5] 3.969%, 1/11/06	1,500	1,499

Total Temporary Cash Investments
(Cost $41,768)		41,768

Total Investments (100.3%)
(Cost $679,350)		842,165

Other Assets and Liabilities (-0.3%)

Other Assets—Note C		4,725

Liabilities—Note G		(6,884)

		(2,159)

Net Assets (100%)

Applicable to 48,353,386 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		840,006

Net Asset Value Per Share		$17.37

At December 31, 2005, net assets consisted of:[6]
	Amount ($000)	Per Share

Paid-in Capital	653,691	$13.51

Undistributed Net
Investment Income	12,132.25

Accumulated Net
Realized Gains	11,223.23

Unrealized Appreciation (Depreciation)

Investment Securities	162,815	3.37

Futures Contracts	254.01

Foreign Currencies and
Forward Currency Contracts	(109)	—

Net Assets	840,006	$17.37

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.1% and 3.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of these securities was $9,742,000, representing 1.2% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $1,499,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

8

Vanguard International Portfolio

Statement of Operations

Year Ended December 31, 2005 ($000)
Investment Income
Income
Dividends[1]	13,998
Interest[2]	1,055
Security Lending	364
Total Income	15,417
Expenses
Investment Advisory Fees—Note B
Basic Fee	810
Performance Adjustment	(75)
The Vanguard Group—Note C
Management and Administrative	1,667
Marketing and Distribution	115
Custodian Fees	155
Auditing Fees	27
Shareholders' Reports	25
Trustees' Fees and Expenses	1
Total Expenses	2,725
Expenses Paid Indirectly-Note D	(58)
Net Expenses	2,667
Net Investment Income	12,750
Realized Net Gain (Loss)
Investment Securities Sold	40,424
Futures Contracts	3,967
Foreign Currencies and Forward Currency Contracts	(2,623)
Realized Net Gain (Loss)	41,768
Change in Unrealized Appreciation (Depreciation)
Investment Securities	56,605
Futures Contracts	(26)
Foreign Currencies and
Forward Currency Contracts	(519)
Change in Unrealized Appreciation (Depreciation)	56,060
Net Increase (Decrease) in Net Assets Resulting from Operations	110,578

Statement of Changes in Net Assets

Year Ended December 31,
	2005 ($000)	2004 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,750	8,396
Realized Net Gain (Loss)	41,768	22,784
Change in Unrealized Appreciation (Depreciation)	56,060	49,763
Net Increase (Decrease) in Net Assets Resulting from Operations	110,578	80,943
Distributions
Net Investment Income	(8,584)	(4,675)
Realized Capital Gain	—	—
Total Distributions	(8,584)	(4,675)
Capital Share Transactions—Note H
Issued	228,500	164,341
Issued in Lieu of Cash Distributions	8,584	4,675
Redeemed	(55,998)	(40,004)
Net Increase (Decrease) from Capital Share Transactions	181,086	129,012
Total Increase (Decrease)	283,080	205,280
Net Assets
Beginning of Period	556,926	351,646
End of Period[3]	840,006	556,926

1 Dividends are net of foreign withholding taxes of $584,000.
2 Interest income from an affiliated company of the portfolio was $1,023,000.
3 Including undistributed net investment income of $12,132,000 and $8,135,000.

9

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
Throughout Each Period	2005	2004	2003	2002	2001[1]	2001
Net Asset Value, Beginning of Period	$15.15	$12.84	$9.67	$12.37	$10.98	$16.96
Investment Operations
Net Investment Income	.25	.23	.155	.160	.01	.27
Net Realized and Unrealized Gain (Loss) on Investments	2.19	2.24	3.160	(2.175)	1.38	(4.64)
Total from Investment Operations	2.44	2.47	3.315	(2.015)	1.39	(4.37)
Distributions
Dividends from Net Investment Income	(.22)	(.16)	(.145)	(.280)	—	(.24)
Distributions from Realized Capital Gains —	—	—	—	(1.37)
Total Distributions	(.22)	(.16)	(.145)	(.685)	—	(1.61)
Net Asset Value, End of Period	$17.37	$15.15	$12.84	9.67	$12.37	$10.98
Total Return	16.31%	19.42%	34.88%	-17.25%	12.66%	-28.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$840	$557	$352	$210	$258	$234
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.41%	0.47%	0.53%	0.43%[3]	0.43%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.99%	1.79%	1.45%	0.12%[3]	1.42%
Portfolio Turnover Rate	45%	36%	62%	37%	11%	50%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.05%, 0.03%, and 0.02%.
3 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system

10

Vanguard International Portfolio

(which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Japanese stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. Relative performance is measured over the preceding three years for Schroder and for the period since March 31, 2003, for Baillie Gifford.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

11

Vanguard International Portfolio

For the year ended December 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $75,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these arrangements reduced the portfolio’s management and administrative expenses by $51,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the portfolio’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2005, the portfolio realized net foreign currency losses of $169,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The portfolio realized gains on sales of “passive foreign investment companies” of $758,000, which have been included in current and prior periods’ taxable income and distributions to shareholders; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio used a capital loss carryforward of $30,219,000 to offset taxable capital gains realized during the year ended December 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2005, the portfolio had $13,501,000 of ordinary income and $11,299,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $162,057,000, consisting of unrealized gains of $169,291,000 on securities that had risen in value since their purchase and $7,234,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

MSCI Pan-Euro Index	434	10,901	150

Topix Index	29	4,037	104

12

Vanguard International Portfolio

At December 31, 2005, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date	Receive		Deliver		($000)

3/22/2006	EUR	9,091	USD	10,770	(166)

3/15/2006	JPY	464,378	USD	3,968	85

EUR-Euro.
JPY-Japanese yen.
USD-U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $28,000 resulting from the translation of other assets and liabilities at December 31, 2005.

F.     During the year ended December 31, 2005, the portfolio purchased $470,482,000 of investment securities and sold $283,396,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at December 31, 2005, was $4,612,000, for which the portfolio received cash collateral of $4,835,000.

H.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares (000)	2004 Shares (000)

Issued	14,685	12,053

Issued in Lieu of Cash Distributions	563	354

Redeemed	(3,645)	(3,044)

Net Increase (Decrease) in Shares Outstanding	11,603	9,363

13

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

14

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees.

If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005

International Portfolio	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,175.24	$2.25

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® REIT Index Portfolio

Real estate investments continued to outpace the broad stock market in 2005 for the sixth consecutive year. The Morgan Stanley Capital International® US REIT Index gained 12.1%, compared with a wider stock market gain of 6.4%, as reflected in the MSCI® US Investable Market 2500 Index. Vanguard REIT Index Portfolio returned 11.8% for the year, lagging the target composite by an amount roughly equal to the portfolio’s expense ratio. The portfolio’s gain matched that of the average peer fund.

At the end of the year, the portfolio provided a yield of 4.3%. (This figure includes payments that may represent a return of capital or capital gains distributions by some of the REITs in the portfolio. The REITs determine these amounts at the end of their fiscal years.)

The table below shows the returns of your portfolio and its comparative measures for the past year; for perspective, we also present their annualized returns since the portfolio’s inception almost seven years ago. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Healthy economic growth provided benefits across REIT sectors

Despite rising short-term interest rates, escalating energy prices, and concerns over the war in Iraq, the economy hummed along in 2005 and the stock market made respectable gains. REITs that own shopping malls, office buildings, and apartments all benefited from the breadth of the economic expansion. Many of the portfolio’s largest holdings gained more than 20%, including Simon Property Group, a shopping-mall owner whose stock price increased 23% in 2005. Another giant shopping-mall REIT, General Growth Properties, gained 35%. Together, the two REITs accounted for 2.5 percentage points of the portfolio’s 11.8% return.

The portfolio’s second-largest holding, Equity Office Properties—the largest owner of office-building space in the country—disappointed investors with lackluster earnings. But it still managed a 10.9% gain, and its large weighting made it the third-highest contributor to the portfolio’s return.

Apartment REITs have lagged in recent years, a result of weak growth for rentals in the face of a booming housing market. But their fortunes changed in 2005, as rising home prices and interest rates kept more renters in apartments. Three of the portfolio’s top ten contributors in 2005 were apartment REITs.

Mills, an owner of shopping and entertainment complexes worldwide, was the largest detractor from portfolio gains. Its stock fell 31% last year amid reduced earnings, accounting issues, and management turnover.

After such a bull run, it’s time to rein in expectations

The REIT Index Portfolio has enjoyed double-digit gains in five of the past six years. The REIT market is unlikely to make the same strides in the next half-dozen years. Because the portfolio is so narrowly focused, it is best used by investors who seek to track commercial real estate with a small portion of their investment holdings. The portfolio offers a low-cost, diversified way to capture this market’s returns.

Total Returns		February 9, 1999,[1] Through December 31, 2005
	Year Ended	Average	Final Value of a $10,000
	December 31, 2005	Annual Return	Initial Investment

REIT Index Portfolio	11.8%	16.3%	$28,327

MSCI US REIT Index[2]	12.1	16.8	29,166

Target REIT Composite[3]	12.0	16.5	28,713

Average Real Estate Fund[4]	11.8	16.3	28,345

Expense Ratios:[5] Your portfolio compared with its peer group
		Average
		Real Estate
	Portfolio	Fund

REIT Index Portfolio	0.31%	1.62%

1	Portfolio inception.
2	Formerly known as the Morgan Stanley REIT Index. The name was changed in June by Morgan Stanley Capital International (MSCI), the index sponsor.
3	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
4	Derived from data provided by Lipper Inc.
5	Portfolio expense ratio reflects the fiscal year ended December 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

1

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2005

Portfolio Characteristics	Portfolio	Target Index[1]	Broad Index[2]
Number of Stocks	112	112	4,999
Median Market Cap	$4.0B	$4.0B	$26.4B
Price/Earnings Ratio	35.6x	35.6x	20.5x
Price/Book Ratio	2.4x	2.4x	2.8x
Yield	4.3%(3)	4.6%	1.7%
Return on Equity	7.0%	7.0%	17.3%
Earnings Growth Rate	-3.9%	-3.9%	9.5%
Foreign Holdings	0.0%	0.0%	2.4%
Turnover Rate	21%	—	—
Expense Ratio	0.31%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures	Portfolio	Spliced Index[3]	Portfolio	Broad Index[2]
R-Squared	1.00	1.00	0.24	1.00
Beta	0.98	1.00	0.76	1.00

Portfolio Allocation by REIT Type
Retail	26%
Office	19
Apartments	17
Industrial	14
Diversified	11
Hotels	6
Health Care	5
Short-Term Reserves	2%

Ten Largest Holdings[4] (% of total net assets)
Simon Property Group, Inc. REIT	5.9%
Equity Office Properties Trust REIT	4.5
ProLogis REIT	4.1
Equity Residential REIT	4.1
General Growth Properties Inc. REIT	3.8
Vornado Realty Trust REIT	3.8
Archstone-Smith Trust REIT	3.2
Boston Properties, Inc. REIT	3.0
Avalonbay Communities, Inc. REIT	2.4
Host Marriott Corp. REIT	2.3
Top Ten	37.1%

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of income provided by securities in the index.

1	MSCI US REIT Index.
2	Dow Jones Wilshire 5000 Index.
3	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of return of capital is determined by each REIT only after its fiscal year-end.
4	"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999–December 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2005
				Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment

REIT Index Portfolio	11.83%	18.08%	16.31%	$28,327

Dow Jones Wilshire 5000 Index	6.32	2.12	3.17	12,395

MSCI US REIT Index	12.13	18.71	16.81	29,166

Target REIT Composite[2]	11.96	18.37	16.54	28,713

Average Real Estate Fund[3]	11.75	17.97	16.32	28,345

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2005

[Dark Gray] - REIT Index Portfolio
[Light Gray] - MSCI US REIT Index

1	February 9, 1999.
2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Derived from data provided by Lipper Inc. Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2005

	Shares	Market Value• ($000)
Real Estate Investment Trusts (98.0%)
Simon Property Group, Inc. REIT	349,724	26,799
Equity Office Properties Trust REIT	672,963	20,411
ProLogis REIT	399,647	18,672
Equity Residential REIT	470,687	18,413
General Growth Properties Inc. REIT	371,226	17,444
Vornado Realty Trust REIT	206,157	17,208
Archstone-Smith Trust REIT	347,139	14,542
Boston Properties, Inc. REIT	182,891	13,558
Avalonbay Communities, Inc. REIT	120,409	10,747
Host Marriott Corp. REIT	549,494	10,413
Kimco Realty Corp. REIT	314,990	10,105
Public Storage, Inc. REIT	137,573	9,316
Developers Diversified Realty Corp. REIT	169,243	7,958
Duke Realty Corp. REIT	234,928	7,847
AMB Property Corp. REIT	139,478	6,858
The Macerich Co. REIT	97,829	6,568
^Liberty Property Trust REIT	143,784	6,161
Regency Centers Corp. REIT	104,049	6,134
Apartment Investment & Management Co. Class A REIT	156,511	5,927
Health Care Properties Investors REIT	222,406	5,685
United Dominion Realty Trust REIT	224,740	5,268
Weingarten Realty Investors REIT	138,987	5,255
SL Green Realty Corp. REIT	68,748	5,252
Federal Realty Investment Trust REIT	86,410	5,241
Camden Property Trust REIT	85,280	4,939
Arden Realty Group, Inc. REIT	109,974	4,930
Reckson Associates Realty Corp. REIT	135,353	4,870
Ventas, Inc. REIT	151,855	4,862
Hospitality Properties Trust REIT	111,919	4,488
Pan Pacific Retail Properties, Inc. REIT	66,790	4,468
Mack-Cali Realty Corp. REIT	101,299	4,376
Shurgard Storage Centers, Inc. Class A REIT	76,677	4,348
CenterPoint Properties Corp. REIT	79,818	3,949
New Plan Excel Realty Trust REIT	169,033	3,918
CBL & Associates Properties, Inc. REIT	98,643	3,897
Mills Corp. REIT	92,073	3,862
BRE Properties Inc.Class A REIT	83,809	3,812
HRPT Properties Trust REIT	343,685	3,557
Trizec Properties, Inc. REIT	152,581	3,497
Essex Property Trust, Inc. REIT	35,977	3,317
CarrAmerica Realty Corp. REIT	94,956	3,288
Health Care Inc. REIT	94,430	3,201
Crescent Real Estate, Inc. REIT	157,072	3,113
Realty Income Corp. REIT	137,144	2,965
Alexandria Real Estate Equities, Inc. REIT	36,797	2,962
Kilroy Realty Corp. REIT	47,440	2,937
Prentiss Properties Trust REIT	72,144	2,935
Colonial Properties Trust REIT	69,201	2,905
Taubman Co. REIT	83,107	2,888
First Industrial Realty Trust REIT	72,840	2,804
Healthcare Realty Trust Inc. REIT	78,287	2,605
Brandywine Realty Trust REIT	92,131	2,571
American Financial Realty Trust REIT	211,141	2,534
Post Properties, Inc. REIT	62,650	2,503
Nationwide Health Properties, Inc. REIT	110,557	2,366
Sunstone Hotel Investors, Inc. REIT	84,618	2,248
Pennsylvania REIT	60,002	2,242
Maguire Properties, Inc. REIT	72,444	2,239
Corporate Office Properties Trust, Inc. REIT	61,118	2,172
LaSalle Hotel Properties REIT	58,266	2,140
Highwood Properties, Inc. REIT	75,052	2,135
Washington REIT	69,190	2,100
Home Properties, Inc. REIT	50,698	2,068
BioMed Realty Trust, Inc. REIT	76,589	1,869
Lexington Corporate Properties Trust REIT	84,781	1,806
Senior Housing Properties Trust REIT	105,527	1,784
Cousins Properties, Inc.REIT	61,916	1,752
Commercial Net Lease Realty REIT	83,817	1,707
Mid-America Apartment Communities, Inc. REIT	33,672	1,633
EastGroup Properties, Inc. REIT	36,143	1,632
Equity Lifestyle Properties, Inc. REIT	36,370	1,618
U-Store-It Trust REIT	75,970	1,599
AMLI Residential Properties Trust REIT	41,873	1,593
Entertainment Properties Trust REIT	38,244	1,558
Inland Real Estate Corp.REIT	104,997	1,553
Trustreet Properties, Inc.REIT	101,861	1,489
Glimcher Realty Trust REIT	59,469	1,446
FelCor Lodging Trust, Inc. REIT	83,945	1,445
Equity One, Inc. REIT	61,395	1,419
Franklin Street Properties Corp. REIT	67,286	1,410
PS Business Parks, Inc. REIT	27,059	1,331
Tanger Factory Outlet Centers, Inc. REIT	45,540	1,309
Heritage Property Investment Trust REIT	38,626	1,290
* MeriStar Hospitality Corp.REIT	136,477	1,283
Sovran Self Storage, Inc .REIT	27,134	1,275
Spirit Finance Corp. REIT	111,161	1,262
Equity Inns, Inc. REIT	88,702	1,202
Extra Space Storage Inc. REIT	77,916	1,200
Omega Healthcare Investors, Inc. REIT	91,650	1,154
Innkeepers USA Trust REIT	70,543	1,129
Strategic Hotel Capital, Inc. REIT	54,301	1,118
Glenborough Realty Trust, Inc. REIT	56,571	1,024
GMH Communities Trust REIT	62,788	974
Digital Realty Trust, Inc.REIT	42,629	965
Parkway Properties Inc.REIT	23,229	932

4

Vanguard REIT Index Portfolio

	Shares	Market Value• ($000)
Town & Country Trust REIT	27,272	922
Highland Hospitality Corp. REIT	82,527	912
DiamondRock Hospitality Co. REIT	75,264	900
Sun Communities, Inc. REIT	28,474	894
Acadia Realty Trust REIT	43,611	874
First Potomac REIT	31,876	848
Getty Realty Holding Corp. REIT	30,136	792
Ramco-Gershenson Properties Trust REIT	27,701	738
Saul Centers, Inc. REIT	17,938	648
Investors Real Estate Trust REIT	69,838	645
Urstadt Biddle Properties Class A REIT	36,463	591
Universal Health Realty Income REIT	18,282	573
Bedford Property Investors, Inc. REIT	25,211	553
Education Realty Trust, Inc. REIT	35,928	463
Affordable Residential Communities REIT	43,320	413
Total Real Estate Investment Trusts (Cost $345,158)		444,320
Temporary Cash Investments (2.5%)
[1] Vanguard Market Liquidity Fund, 4.274%	8,965,334	8,965
[1] Vanguard Market Liquidity Fund, 4.274%—Note E	2,332,000	2,332
Total Temporary Cash Investments (Cost $11,297)		11,297
Total Investments (100.5%) (Cost $356,455)		455,617
Other Assets and Liabilities (-0.5%)
Other Assets—Note B		2,258
Liabilities—Note E		(4,554)
		(2,296)
Net Assets (100%)
Applicable to 22,376,470 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		453,321
Net Asset Value Per Share		$20.26
At December 31, 2005, net assets consisted of:[2]	Amount ($000)	Per Share
Paid-in Capital	308,840	$13.80
Undistributed Net Investment Income	10,483.47
Accumulated Net Realized Gains	34,836	1.56
Unrealized Appreciation	99,162	4.43
Net Assets	453,321	$20.26

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT — Real Estate Investment Trust.

5

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended Dec. 31, 2005 ($000)

Investment Income

Income

Dividends	11,974

Interest[1]	255

Security Lending	3

Total Income	12,232

Expenses

The Vanguard Group—Note B

Investment Advisory Services	76

Management and Administrative	1,068

Marketing and Distribution	78

Custodian Fees	33

Auditing Fees	19

Shareholders' Reports	15

Trustees' Fees and Expenses	1

Total Expenses	1,290

Net Investment Income	10,942

Realized Net Gain (Loss)

Capital Gain Distributions Received	5,974

Investment Securities Sold	29,245

Realized Net Gain (Loss)	35,219

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(423)

Net Increase (Decrease) in Net Assets Resulting from Operations	45,738

Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	10,942	11,550

Realized Net Gain (Loss)	35,219	25,383

Change in Unrealized Appreciation (Depreciation)	(423)	51,965

Net Increase (Decrease) in Net Assets Resulting from Operations	45,738	88,898

Distributions

Net Investment Income	(11,660)	(9,031)

Realized Capital Gain[2]	(25,733)	(5,988)

Total Distributions	(37,393)	(15,019)

Capital Share Transactions—Note F

Issued	86,034	101,133

Issued in Lieu of Cash Distributions	37,393	15,019

Redeemed	(90,737)	(74,898)

Net Increase (Decrease) from Capital Share Transactions	32,690	41,254

Total Increase (Decrease)	41,035	115,133

Net Assets

Beginning of Period	412,286	297,153

End of Period[3]	453,321	412,286

1	Interest income from an affiliated company of the portfolio was $255,000.
2	Includes fiscal 2005 and 2004 short-term gain distributions totaling $1,809,000 and $491,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income of $10,483,000 and $11,201,000.

6

Vanguard REIT Index Portfolio

Financial Highlights

	Year Ended December 31,				Oct. 1 to Dec. 31,	Year Ended Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2001

Net Asset Value, Beginning of Period	$20.09	$16.09	$12.84	$13.03	$12.44	$11.61

Investment Operations

Net Investment Income	.50	.536	.490	.38	.14	.45

Net Realized and Unrealized Gain (Loss) on Investments	1.53	4.229	3.755	.10	.45	.79

Total from Investment Operations	2.03	4.765	4.245	.48	.59	1.24

Distributions

Dividends from Net Investment Income	(.58)	(.460)	(.560)	(.50)	—	(.37)

Distributions from Realized Capital Gains	(1.28)	(.305)	(.435)	(.17)	—	(.04)

Total Distributions	(1.86)	(.765)	(.995)	(.67)	—	(.41)

Net Asset Value, End of Period	$20.26	$20.09	$16.09	$12.84	$13.03	$12.44

Total Return	11.83%	30.51%	35.48%	3.53%	4.74%	11.02%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$453	$412	$297	$180	$96	$84

Ratio of Total Expenses to Average Net Assets	0.31%	0.31%	0.36%	0.39%	0.39%(2)	0.39%

Ratio of Net Investment Income to Average Net Assets	2.61%	3.52%	3.97%	4.93%	6.27%(2)	5.81%

Portfolio Turnover Rate	21%	24%	12%	20%	3%	10%

1	The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market

7

Vanguard REIT Index Portfolio

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2005, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2005, the portfolio had $11,679,000 of ordinary income and $34,151,000 of long-term capital gains available for distribution.

At December 31, 2005, net unrealized appreciation of investment securities for tax purposes was $99,162,000, consisting of unrealized gains of $102,234,000 on securities that had risen in value since their purchase and $3,072,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended December 31, 2005, the portfolio purchased $97,817,000 of investment securities and sold $85,904,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at December 31, 2005, was $2,271,000, for which the portfolio received cash collateral of $2,332,000.

F.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2005 Shares	2004 Shares
	(000)	(000)

Issued	4,494	5,834

Issued in Lieu of Cash Distributions	2,191	889

Redeemed	(4,827)	(4,673)

Net Increase (Decrease) in Shares Outstanding	1,858	2,050

8

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Vanguard Variable Insurance Fund REIT Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2006

9

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2005	12/31/2005	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,053.01	$1.60

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

1	The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds, including the Vanguard variable insurance portfolios, and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

Post Office Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447
You can obtain a free copy of Vanguard's proxy voting guidelines by
Annuity and Insurance Services > 800-522-5555	visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are
Institutional Investor Services > 800-523-1036	also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies
Text Telephone > 800-952-3335	for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.
Vanguard, The Vanguard Group, Vanguard.com, VIPER, Connect
with Vanguard, Wellington, and the ship logo are trademarks of
The Vanguard Group, Inc.
You can review and copy information about your fund at the SEC's
Public Reference Room in Washington, D.C. To find out more about
S&P 500®, Standard & Poor's 500, and 500 are trademarks of	this public service, call the SEC at 202-551-8090. Information about
The McGraw-Hill Companies, Inc., and have been licensed for	your fund is also available on the SEC's website, and you can receive
use by The Vanguard Group, Inc. Vanguard mutual funds are not	copies of this information, for a fee, by sending a request in either of
sponsored, endorsed, sold, or promoted by Standard & Poor's,	two ways: via e-mail addressed to publicinfo@sec.gov or via regular
and Standard & Poor's makes no representation regarding the	mail addressed to the Public Reference Section, Securities and
advisability of investing in the funds	Exchange Commission, Washington, DC 20549-0102.

Russell is a registered trademark of The Frank Russell Company

The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group

All other marks are the exclusive property of their respective owners

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted

For More Information

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other
Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may
also be viewed online

©2006 The Vanguard Group, Inc.
All rights reserved
Vanguard Marketing Corporation, Distributor

Q690 022006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2005: $282,000
Fiscal Year Ended December 31, 2004: $255,500

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended December 31, 2005: $2,152,740
Fiscal Year Ended December 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended December 31, 2005: $382,200
Fiscal Year Ended December 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended December 31, 2005: $98,400
Fiscal Year Ended December 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended December 31, 2005: $0
Fiscal Year Ended December 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2005: $98,400
Fiscal Year Ended December 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2006

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	February 16, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.